                                            REGISTRATION NOS. 002-96223/811-3240

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

                                   ----------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No.                         [ ]

                       Post Effective Amendment No. 46                       [X]

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 174                              [X]

                                   ----------

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                           (EXACT NAME OF REGISTRANT)

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (713) 831-3150
               (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         AMERICAN HOME ASSURANCE COMPANY
                               (NAME OF GUARANTOR)

                      175 WATER STREET, NEW YORK, NY 10038
         (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 770-7000
               (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                   ----------

                             KATHERINE STONER, ESQ.
                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

It is proposed that this filing will become effective:

[X]  immediately upon filing pursuant to paragraph (b) of Rule 485

[ ]  on [date] pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485

[ ]  on [date] pursuant to paragraph (a) (1) of Rule 485

                                   ----------

TITLE OF SECURITIES BEING REGISTERED: TITLE OF SECURITIES BEING REGISTERED: (i) Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Contract Form UIT-981 Fixed and Variable Annuity Contracts, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
CONTRACT FORM UIT-981


PROSPECTUS                                                           MAY 1, 2011


This prospectus describes flexible Purchase Payment individual fixed and variable deferred annuity contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored qualified retirement plans. Nonqualified Contracts are also available for certain other employer sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in up to 3 out of a total of 6 Fixed and Variable Account Options (1 fixed and 5 variable) described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I.

Variable Account Options
Asset Allocation Fund
Capital Conservation Fund
Mid Cap Index Fund
Money Market I Fund
Stock Index Fund

This prospectus provides information employers and Participants should know before investing in the Contracts and will help Participants make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2011, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


                                                                                      Page
                                                                                      ----
Glossary of Terms                                                                       4
   Fee Tables                                                                           5
   Selected Purchase Unit Data                                                          6
   Summary                                                                              7
   General Information                                                                 10
      About the Contracts                                                              10
      About VALIC                                                                      10
      American Home Assurance Company                                                  11
      About VALIC Separate Account A                                                   11
      Units of Interest                                                                12
      Distribution of the Contracts                                                    12
Fixed Account Option                                                                   13
Variable Account Options                                                               13
   Purchase Period                                                                     14
      Account Establishment                                                            14
      When Your Account Will be Credited                                               15
      Purchase Units                                                                   15
      Calculation of Value for the Fixed Account Options                               16
      Calculation of Value for the Variable Account Options                            16
      Stopping Purchase Payments                                                       16
Transfers Between Investment Options                                                   17
      During the Purchase Period - Policy Against Market Timing and Frequent
         Transfers                                                                     17
      Communicating Transfer or Reallocation Instructions                              18
      Effective Date of Transfer                                                       18
      Transfers During the Payout Period                                               19
Fees and Charges                                                                       19
      Account Maintenance Charge                                                       19
      Surrender Charge                                                                 19
      Premium Tax Charge                                                               20
      Separate Account Charges                                                         20
      Other Charges                                                                    20
Payout Period                                                                          21
      Fixed Payout                                                                     21
      Variable Payout                                                                  21
      Combination Fixed and Variable Payout                                            22
      Partial Annuitization                                                            22
      Payout Date                                                                      22
      Payout Options                                                                   22
      Payout Information                                                               23
Surrender of Account Value                                                             24
      When Surrenders Are Allowed                                                      24
      Surrender Process                                                                24
      Amount That May Be Surrendered                                                   24
      Surrender Restrictions                                                           25
      Partial Surrenders                                                               25
   Exchange Privileges                                                                 25
   Death Benefits                                                                      25
      The Process                                                                      26
      Beneficiary Information                                                          26
      Special Information for Individual Nonqualified Contracts                        26
      During the Purchase Period                                                       27

      During the Payout Period                                                         27
   Other Contract Features                                                             27
      Changes That May Not Be Made                                                     27
      Change of Beneficiary                                                            27
      Cancellation -- The 10 Day "Free Look"                                           28
      We Reserve Certain Rights                                                        28
      Relationship to Employer's Plan                                                  28
   Voting Rights                                                                       28
      Who May Give Voting Instructions                                                 29
      Determination of Fund Shares Attributable to Your Account                        29
      How Fund Shares Are Voted                                                        29
   Federal Tax Matters                                                                 29
      Type of Plans                                                                    29
      Tax Consequences in General                                                      30
         Legal Proceedings                                                             33
   Financial Statements                                                                33
   Table of Contents of Statement of Additional Information                            34

GLOSSARY OF TERMS

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

     ACCOUNT VALUE - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

     ANNUITANT - the individual (in most cases, you) to whom Payout Payments will be paid.

     ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

     BENEFICIARY - the individual designated to receive Payout Payments upon the death of the Annuitant.

     BUSINESS DAY - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

     CONTRACT OWNER - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

     DIVISION - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

     FIXED ACCOUNT OPTION -- an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

     HOME OFFICE - located at 2929 Allen Parkway, Houston, Texas 77019.

     MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

     PARTICIPANT - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

     PARTICIPANT YEAR - a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

     PAYOUT PAYMENTS - annuity payments withdrawn in a steady stream during the Payout Period.

     PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

     PAYOUT UNIT - a measuring unit used to calculate Payout Payments from your Variable Account Options. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division.

     PROOF OF DEATH - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

     PURCHASE PAYMENTS - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

     PURCHASE PERIOD - the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

     PURCHASE UNIT - a unit of interest owned by you in your Variable Account Option.

     SYSTEMATIC WITHDRAWALS - payments withdrawn on a regular basis during the Purchase Period.

     VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

     VARIABLE ACCOUNT OPTION -- investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES

The following tables describe the fees and expenses that you may pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract or surrender the Contract.

CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES (1)
---------------------------------------------------
Maximum Deferred Surrender Charge (as a percentage of the lesser of all Purchase Payments received during the last 36 months
   or the amount surrendered, as applicable) (1)                     5.00%
Maximum Loan Application Fee (per loan)                            $   60
State Premium Taxes (as a percentage of the amount annuitized)      0-3.5%

(1) No surrender charge will be applied to money applied to provide a Payout Option; to death benefits; or if no Purchase Payments have been received during the 36 months prior to the date of surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the Variable Account Option fees and expenses.

SEPARATE ACCOUNT EXPENSES
-------------------------
ACCOUNT MAINTENANCE FEE                                                               $  30
Mortality and Expense Risk (as a percentage of Separate Account average net assets)    1.00%

The next table shows the minimum and maximum total operating expenses charged by the Mutual Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Mutual Fund's fees and expenses is contained in the prospectus for each Fund.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                                          MINIMUM   MAXIMUM
-------------------------------------------                                          -------   -------
(Expenses that are deducted from the assets of a Mutual Fund, including management
   fees, distribution and/or service (12b-1) fees, and other expenses)                0.38%     0.82%

EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

(1) IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD:


1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 $651    $1,073     $996      $2,163


(2) IF YOU ANNUITIZE AT THE END OF THE APPLICABLE TIME PERIOD:


1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 $187     $579      $996      $2,163


(3) IF YOU DO NOT SURRENDER YOUR CONTRACT:


1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 $187     $579      $996      $2,163


Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA

Purchase Units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.


                                     UNIT VALUE AT   UNIT VALUE AT   NUMBER OF UNITS OUTSTANDING
           FUND NAME            YEAR      1/1            12/31                AT 12/31
------------------------------- ---- --------------- --------------- ----------------------------
Asset Allocation Division 5     2010     4.925           5.586                  1,169,320
                                2009     4.024           4.925                  1.252,038
                                2008     5.218           4.024                  1,415,712
                                2007     4.958           5.218                  1,662.542
                                2006     4.481           4.958                 31,608,964
                                2005     4.364           4.481                 38,101,825
                                2004     4.063           4.364                 42,594,301
                                2003     3.429           4.063                 42,040,433
                                2002     3.821           3.429                 43,285,442
                                2001     4.030           3.821                 48,720,402
Capital Conservation Division 1 2010     5.477           5.847                    381,068
                                2009     4.983           5.477                    395,575
                                2008     5.189           4.983                    491,373

                                     UNIT VALUE AT   UNIT VALUE AT   NUMBER OF UNITS OUTSTANDING
           FUND NAME            YEAR      1/1            12/31                AT 12/31
------------------------------- ---- --------------- --------------- ----------------------------
                                2007     5.056           5.189                    549,321
                                2006     4.886           5.056                    646,707
                                2005     4.849           4.886                    710,759
                                2004     4.710           4.849                    804,405
                                2003     4.569           4.710                    865,198
                                2002     4.237           4.569                    992,976
                                2001     3.971           4.237                  1,004,582
Mid Cap Index Division 4        2010     9.248          11.559                  1,095,890
                                2009     6.755           9.248                  1,184,542
                                2008    10.811           6.755                  1,279,489
                                2007    10.145          10.811                  1,568,670
                                2006     9.317          10.145                207,349,862
                                2005     8.388           9.317                198,552,536
                                2004     7.301           8.388                187,095,480
                                2003     5.457           7.301                174,675,260
                                2002     6.477           5.457                157,442,272
                                2001     6.605           6.477                149,549,757
                                2000     5.722           6.605                146,197,467
Money Market I Division 2       2010     3.016           2.986                    249,695
                                2009     3.037           3.016                    353,912
                                2008     3.000           3.037                    442,634
                                2007     2.895           3.000                    438,879
                                2006     2.795           2.895                    514,112
                                2005     2.748           2.795                    636,513
                                2004     2.753           2.748                    656,703
                                2003     2.764           2.753                    735,265
                                2002     2.758           2.764                  1,288,000
                                2001     2.687           2.758                  1,386,970
Stock Index Division 10D        2010     8.029           9.120                  1,590,901
                                2009     6.428           8.029                  1,751,721
                                2008    10.340           6.428                  1,970,487
                                2007     9.935          10.340                  2,340,545
                                2006     8.695           9.935                  2,691,954
                                2005     8.399           8.695                  2,978,546
                                2004     7.677           8.399                  3,466,380
                                2003     6.048           7.677                  3,740,323
                                2002     7.876           6.048                  3,940,019
                                2001     9.061           7.876                  4,447,667


SUMMARY

The following is a summary of the major features of the Contracts. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contracts offer a choice from among one Fixed Account Option and five Variable Account Options. Each of the Variable Account Options shown below is a series of VALIC Company I. Participants will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of an employer's retirement program, that program will describe which Variable Account Options are available to you.

Fixed Account Option

Fixed Account Plus provides fixed-return investment growth for the long-term. This account is guaranteed to earn at least a minimum rate of interest, as disclosed in your Contract, and interest is paid at a declared rate. Certain limitations may also apply. See "Transfers Between Investment Options."

Variable Account Options

Asset Allocation Fund -- an equity and fixed-income option.

Capital Conservation Fund -- a fixed-income option.

Mid Cap Index Fund -- a domestic mid-cap equity option.

Money Market I Fund -- a fixed-income option.

Stock Index Fund -- a domestic large-cap equity option.

Details about the investment objective and strategy of the Mutual Funds shown above can be found in the section of the prospectus entitled "Variable Account Options," and also in the current VALIC Company I prospectus, available at www.valic.com (or call 1-800-448-2542).

GUARANTEED DEATH BENEFIT

The Contract offers a death benefit upon the death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

TRANSFERS

There is no charge to transfer the money in your account among the investment options. You may transfer your Account Value between Variable Account Options or to the Fixed Account Option once every 30 days during the Purchase Period, subject to certain rules. For more information on account transfers, see the "Transfers Between Investment Options" section in this prospectus.

Once you begin receiving annuity payments from your account (during the Payout Period), you may still transfer funds among Variable
Account Options once every 365 days.

FEES AND CHARGES

Account Maintenance Charge

The annual account maintenance charge is $30.

Surrender Charge

Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges -- Surrender Charge." When this happens the surrender charge is 5% of the contributions you made to your account during the last 36 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

Premium Tax Charge

Premium taxes ranging from zero to 3 1/2% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

Separate Account Charges

If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A.

Since some of these fees may not apply to your Contract, consult a VALIC financial advisor to see how these provisions apply to you.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION


Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.


Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs")) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus.

For a more detailed discussion of these income tax provisions, see "Federal Tax Matters."

PURCHASE REQUIREMENTS

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Participant account. These minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

CANCELLATION - THE 10 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to

Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

LOANS

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

GENERAL INFORMATION

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. You will be permitted to select up to three investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. For more information, see "Purchase Period" and "Payout Period."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington,
D.C. We re-organized in the State of Texas on August 20, 1968, as
Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like UIT-981 ("Impact"). Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc. ("SAFG") formerly AIG Life Holdings (US), Inc., a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly owned subsidiary of

American International Group, Inc., a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities in the United States and abroad.



On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.



On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the Treasury Department is a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. It is expected that over time the Treasury Department will sell its shares of AIG Common Stock on the open market. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued on or before December 31, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Five Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established VALIC Separate Account A on July 25, 1979 under
Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under The Investment Company Act of 1940 (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended.


VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.


UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS

The principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of VALIC. Distributor was formerly known as A.G. Distributors, Inc. In the States of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of the Financial Industry Regulatory Authority ("FINRA").

The Contracts are sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA, unless such broker-dealers are exempt from the broker-dealer registration requirements of the Securities Exchange Act of 1934, as amended. For more information about the distributor, see "Distribution of Variable Annuity Contracts" in the SAI.

The broker-dealers who sell the Contracts will be compensated for such sales by commissions ranging up to 7% of each first-year Purchase Payment. Agents will receive commissions of approximately 1.2% for level Purchase Payments in subsequent years and up to 7% on increases in the amount of Purchase Payments in the year of the increase. In addition, the Company and AGDI may enter into marketing and/or sales agreements with certain broker-dealers regarding the promotion and marketing of the Contracts. The sales commissions and any marketing arrangements as described are paid by the Company and are not deducted from Purchase Payments. We anticipate recovering these amounts from the fees and charges collected under the Contract. See also the "Fees and Charges" section in this prospectus.

FIXED ACCOUNT OPTION

The Contracts offer one Fixed Account Option ("Fixed Account Plus") that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantees safety of principal. The guarantee is backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under The Securities Act of 1933, as amended. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Fixed Account Plus invests in the general account assets of the Company. This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option. Purchase Payments allocated to a Fixed Account Option will receive an initial rate of interest. There are limitations on transfers out of this option. If you transfer assets from Fixed Account Plus to a Variable Account Option, any assets transferred back into Fixed Account Plus within 90 days will receive the current rate of interest, which may be lower than the initial rate.

Money allocated to the Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC Contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent five Variable Account Options, shown below. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. See "About VALIC Separate Account A."

Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts. VALIC Company I is registered as an open-end, management investment company and is regulated under the 1940 Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below. For more detailed information about each Mutual Fund option, including investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.valic.com or you may call 1-800-448-2542. Please read the prospectus carefully before investing.

Description of Funds Available as Variable Account Options

Asset Allocation Fund (Division 5) -- seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.


Capital Conservation Fund (Division 7) -- seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. The fund invests, under normal circumstances, at least 75% of total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage- backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.

Mid Cap Index Fund (Division 4) -- seeks growth of capital through investments at least 80% of net assets primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index.* Adviser:
VALIC. Sub-adviser: SunAmerica Asset Management Corp.


Money Market I Fund (Division 6) -- seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments.
Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp.


Stock Index Fund (Division 10D) -- seeks long-term capital growth at least 80% of net assets through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index.* Adviser: VALIC. Sub-adviser: SunAmerica Asset Management Corp.


SunAmerica Asset Management Corp. is affiliated with VALIC due to common ownership.

* "Standard & Poor's(R)," "S&P," "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund.

PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, then your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000.00. Minimum initial and subsequent Purchase Payments are as follows:

Contract Type      Initial Payment   Subsequent Payment
-------------      ---------------   ------------------
Periodic Payment        $   30               $30
Single Payment          $1,000               -0-

Purchase Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.


When an initial Purchase Payment is accompanied by an application, we will promptly:


     - Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

     -    Reject the application and return the Purchase Payment; or

     - Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

     - Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us;

     - Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Money Market Division, or other investment options chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or


     - Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market Division option available for your plan. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Note that the NYSE is closed on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. See "Purchase Unit Value" in the SAI for more information and an illustration of the calculation of the unit value.

CALCULATION OF VALUE FOR THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

     The value of your Fixed Account Option
     EQUALS
     All Purchase Payments made to the Fixed Account Option
     PLUS
     Amounts transferred from the Variable Account Option to the Fixed Account Option
     PLUS
     All interest earned
     MINUS
     Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

CALCULATION OF VALUE FOR THE VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than three investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit value, your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. See "Fees and Charges." Because Purchase Unit values for each Mutual Fund change each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I Fund may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I Fund will lose value.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in the Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted on www.valic.com. Your employer's plan may also limit your rights to transfer.


DURING THE PURCHASE PERIOD - POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS


VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If an investor sells fund shares valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the investor will not be able to make a purchase of $5,000 or more in that same fund for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

     -    Plan-level or employer-initiated transactions;

     -    Purchase transactions involving transfers of assets or rollovers;

     - Retirement plan contributions, loans, and distributions (including hardship withdrawals);

     -    Roth IRA conversions or IRA recharacterizations;

     -    Systematic purchases or redemptions;

     -    Systematic account rebalancing; or

     -    Trades of less than $5,000.

As described in a fund's prospectus and statement of additional information, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain funds may set limits on transfers in and out of a fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances, however, that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity, the effect of such activity may result in additional transaction costs for the investment options and dilution of long-term performance returns. Thus, an investor's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION        % OF ACCOUNT VALUE          FREQUENCY   OTHER RESTRICTIONS
--------------------        ------------------          ---------   ------------------
Fixed Account Plus:         Up to 20% per Participant   Any time    If you transfer assets from Fixed Account Plus to
                            Year                                    a Variable Account Option, any assets transferred
                                                                    back into Fixed Account Plus within 90 days may
                                                                    receive a different rate of interest than your new
                                                                    Purchase Payments. (1)

Fixed Account Plus:         Up to 100%                  Any time    Available if your Account Value is less than or
                                                                    equal to $500.

Short-Term Fixed Account:   Up to 100%                  Any time    After a transfer into the Short-Term Fixed
                                                                    Account, you may not make a transfer from the
                                                                    Short-Term Fixed Account for 90 days.(2)

(1) Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.

(2) VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

     - The date of receipt, if received in our Home Office before Market Close; otherwise,

     -    The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfers instructions must be given in writing and mailed to our Home Office. Transfers may be made from the Contract's investment options, subject to the following restrictions:

PAYOUT OPTION           % OF ACCOUNT VALUE                FREQUENCY
-------------           ------------------                ---------
Variable Payout:        Up to 100%                        Once every 365 days

Combination Fixed and   Up to 100% of money in variable   Once every 365 days
Variable Payout:        option payout

Fixed Payout:           Not permitted                     N/A

FEES AND CHARGES

By investing in Impact, you may be subject to the following basic types of fees and charges, applied to the Fixed and Variable Account Options:

     -    Account Maintenance Charge

     -    Surrender Charge

     -    Premium Tax Charge

     -    Separate Account Charges

     -    Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, see the "Fee Tables."

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $30.00 will be deducted on the last day of the calendar quarter following receipt of the first purchase payment and annually on that date after that. We will sell Purchase Units from your account to pay the account maintenance charge. The charge will be assessed equally among the Variable Account Options and the Fixed Account Option that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Contracts.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. For information about your right to surrender, see "Surrender of Account Value" in this prospectus.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

Amount of Surrender Charge

A surrender charge is equal to five percent (5%) of the amount of all Purchase Payments received during the past 36 months.

10% Free Withdrawal

In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit or to any subsequent withdrawals in that year. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 591/2. See "Federal Tax Matters" for more information.

Exceptions to Surrender Charge

No surrender charge will be applied:

-    To money applied to provide a Payout Option;

-    To death benefits, or

- If no Purchase Payments have been received during the 36 months prior to the date of surrender.

The surrender charge may be reduced or waived if a Contract is issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from 0% to 3 1/2%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee applied to VALIC Separate Account
A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit that may be higher than your Account Value. For more information about the death benefit see the "Death Benefit" section of this prospectus. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. For more information about the mortality and expense risk fee, see the Fee Tables in this prospectus.

OTHER CHARGES

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 and to limit the number of outstanding loans.

PAYOUT PERIOD

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

     -    Type and duration of payout option chosen;

     -    Your age or your age and the age of your survivor(1);

     - Your gender or your gender and the gender of your survivor(1) (IRAs and certain nonqualified contracts);

     -    The portion of your Account Value being applied; and

     -    The payout rate being applied and the frequency of the payments.

(1)  This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

Assumed Investment Rate

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3 1/2% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. For additional information on how Payout Payments and Payout Unit values are calculated, see the SAI.

In determining the first Payout Payment, an AIR of 3 1/2% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

     - From your existing Variable Account Options (payment will vary); with a

     -    Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

- The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the Contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

- The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

- Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

- In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

- Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however, distributions from those contracts may not be postponed until after retirement.

- All Contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

- The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

For additional information on plan-level distribution restrictions and on the minimum distribution rules that apply to payments under 403(b), 401, 403(a) and 457 plans, simplified employee plans ("SEPs") or IRAs, see "Federal Tax Matters" in this prospectus and in the SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity, except that Payment for a Designated Period is available only as a fixed payout. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

     - Life Only -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

     - Life with Guaranteed Period -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period.

     - Life with Cash or Unit Refund -- payments are made to you during your lifetime. Upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments.

     - Joint and Survivor Life -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

     - Payment for a Designated Period -- payments are made to you for a select number of years between three and 15. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "Federal Tax Matters."

If a payout option selection is not made at least 30 days before the Payout Date, then:

     -    Payments will be made under the life with guaranteed period option;

     -    The payments will be guaranteed for a 10 year period;

     - The payments will be based on the allocation used for the Participant's Purchase Payments;

     - The Fixed Account Options will be used to distribute payments to the Participant on a fixed payout basis; and

     - The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value during the Purchase Period if:

     -    allowed under federal and state law; and

     -    allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. See "Surrender Restrictions" below.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

Delay required under applicable law. We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

We may defer payment of the surrender value in the Fixed Account Options for up to six months. Interest will be paid on such amounts if payment of Fixed Account Option surrender value is deferred for 30 calendar days or more.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

     Allowed Surrender Value
     EQUALS
     The Account Value next computed after your properly completed request for surrender is received in our Home Office
     MINUS
     Any applicable surrender charge

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the Texas State Optional Retirement Program, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the Florida State Optional Retirement Program, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

     -    death benefits; and

     -    certain small amounts approved by the State of Florida.

Under the Louisiana State Optional Retirement Plan retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

     The amount surrendered
     PLUS
     Any surrender charge
     DIVIDED BY
     Your Purchase Units next computed after the written request for surrender is received at our Home Office.

EXCHANGE PRIVILEGES

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You may contact a VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

     -    In a lump sum;

     - In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

     -    In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

Spousal Beneficiaries

A spousal Beneficiary may receive death benefits as shown above; or

     In the case of a qualified Contract,

          - may delay any distributions until the Annuitant would have reached age 70 1/2; or

          - may roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates;

     In the case of a nonqualified Contract,

          -    may continue the Contract as Contract Owner.

Beneficiaries Other Than Spouses

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

     -    In full within 5 years after the year of the Annuitant's death; or

     - By payments beginning within 1 year after the year of the Annuitant's death under:

          1.   A life annuity;

          2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

          3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the Internal Revenue Service (the "IRS"). In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. See "Federal Tax Matters."

DURING THE PURCHASE PERIOD

If death occurs during the Purchase Period, the death benefit will be the greater of:

     - Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

     - 100% of Purchase Payments (to the Fixed and/ or the Variable Account Options)
          MINUS
          The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

     - If the life only option or joint and survivor life option was chosen, there will be no death benefit.

     - If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

          1. Receive the present value of any remaining payments in a lump sum;

          2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or

          3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

     -    The Contract Owner (except for an individual nonqualified Contract);

     -    The Participant; and

     -    The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION - THE 10 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provision in the plan, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

During the Purchase Period

The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

During the Payout Period or After a Death Benefit has been Paid

The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS

The Contracts provide tax-deferred accumulation over time, but are subject to federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Remember that future legislation could modify the rules discussed below, and always consult your personal tax advisor regarding how the current rules apply to your specific situation. The information below is not intended as tax advice to any individual.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

- Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

- Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

-    Section 408(b) traditional IRAs;

-    Section 408A Roth IRAs;

- Section 457 deferred compensation plans of governmental and tax-exempt employers;

-    Section 408(k) SEPs and SARSEPs; and

-    Section 408(p) SIMPLE retirement accounts.

Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b) and 401(k) Roth Accounts pursuant to section 402A.

Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.


For years beginning in 2002 (and in one specific case, retroactive to 2000), the Economic Growth and Tax Relief and Reconciliation Act of 2001 ("EGTRRA") increased the amount of allowable contributions to, and expanded the range of eligible rollover distributions that may be made among, employer-sponsored plans and IRAs, allowed for nondeductible Roth 403(b) and 401(k) accounts and enacted other important changes to the rules governing employer-sponsored plans and IRAs. The laws of some states do not recognize all of the benefits of EGTRRA, for purposes of applying state income tax laws. The EGTRRA provisions, which otherwise would have terminated on December 31, 2010, were made permanent by the Pension Protection Act of 2006 ("PPA"). The Small Business Jobs Act of 2010 subsequently added the ability for in-plan Roth conversions in certain employer-sponsored plans which otherwise include or permit Roth accounts.


In addition, the Contracts are also available through "Nonqualified Contracts." Such nonqualified Contracts generally include unfunded, nonqualified deferred compensation plans, as well as individual annuity contracts issued outside of the context of any formal employer retirement plan or arrangement. Nonqualified Contracts generally may invest only in Fixed Account Options and in mutual funds that are not available to the general public outside of annuity contracts or life insurance contracts. The restriction on including publicly available funds results from a longstanding IRS position articulated in a 1981 Revenue Ruling and added to the Code in 1984. The restriction generally does not apply to Qualified Contracts, as confirmed by the IRS in 1999 guidance.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. See the SAI for a discussion of the taxation of distributions, including upon death, and special rules, including those applicable to taxable, non-natural owners of nonqualified Contracts.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 591/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty. Please see your tax advisor concerning these exceptions, tax reporting, and the tax-related effects of an early distribution. Required tax withholding will vary according to the type of program, type of payment and your tax status. In addition, amounts received under all Contracts may be subject to state income tax withholding requirements.



The PPA created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.


On March 30, 2010 the Health Care and Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. As referenced previously, in 1999, the IRS confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

In its ruling in 1981, the IRS had taken the position that, where Purchase Payments under a variable annuity Contract are invested in publicly available Mutual Funds, the Contract Owner should be treated as the owner of the Mutual Fund shares, and deferred tax treatment under the Contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation, section 817(h), which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

Important Information Regarding 403(b) Regulations

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

Prior to the effective date of the final regulations, provisions applicable to tax-free transfers and exchanges of 403(b) annuity contracts or custodial accounts became effective September 25, 2007, replacing existing rules under IRS Revenue Ruling 90-24 ("90-24 transfer"). Under these new rules, transfers and exchanges (both referred to below as "transfers") are available only to the extent permitted under the employer's 403(b) plan once established. Additionally, transfers occurring after September 24, 2007 that did not comply with these new rules may have become taxable on January 1, 2009, or the date of the transfer, whichever is later. If you make a transfer to a contract or custodial account that is not part of the employer's 403(b) plan (other than a transfer to a different plan), and the provider and employer failed to enter into an information sharing agreement by January 1, 2009, the transfer would be considered a "failed" transfer that is subject to tax. Additional guidance issued by the IRS generally permitted a failed transfer to be corrected no later than June 30, 2009 by re-transferring to a contract or custodial account that was part of the employer's 403(b) plan or that was subject to an information-sharing agreement with the employer.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.




LEGAL PROCEEDINGS


The Separate Account has been named as a party-defendant in a purported class action lawsuit filed in the United States District Court for the District of Arizona in December 2009 (John Hall and Brenda Hall, et al. v. The Variable Annuity Life Insurance Company, et al.). There are no pending legal proceedings affecting the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation incidental to their respective business operations. In management's opinion and at this time, these matters are not material in relation to the financial position of the Company.


FINANCIAL STATEMENTS

The financial statements of VALIC, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-2000.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----
General Information .....................................................     2
Federal Tax Matters .....................................................     2
   Economic Growth and Tax Relief Reconciliation Act of 2001 ............     2
   Tax Consequences of Purchase Payments ................................     3
   Tax Consequences of Distributions ....................................     5
   Special Tax Consequences - Early Distribution ........................     7
   Special Tax Consequences - Required Distributions ....................     8
   Tax Free Rollovers, Transfers and Exchanges ..........................    10
   Effects of Tax-Deferred Accumulation .................................    11
Exchange Privilege ......................................................    12
Calculation of Surrender Charge .........................................    13
   Illustration of Surrender Charge on Total Surrender ..................    13
Purchase Unit Value .....................................................    14
Purchase Unit Value .....................................................    14
   Illustration of Purchase of Purchase Units ...........................    15
   Payout Payments ......................................................    15
Payout Payments .........................................................    15
   Assumed Investment Rate ..............................................    15
   Payout Payments ......................................................    16
   Payout Unit Value ....................................................    16
   Illustration of Payout Payments ......................................    17
   Illustration of Payout Payments ......................................    17
Experts .................................................................    17
Experts .................................................................    17
Comments on Financial Statements ........................................    18

                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A
                             UNITS OF INTEREST UNDER
                 INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS
                              CONTRACT FORM UIT-981

                       STATEMENT OF ADDITIONAL INFORMATION

                                 FORM N-4 PART B


                                   MAY 1, 2011



This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the Contract Form UIT-981 dated May 1, 2011 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.


                                TABLE OF CONTENTS


General Information                                                           2
Federal Tax Matters                                                           2
   Economic Growth and Tax Relief Reconciliation Act of 2001                  2
   Tax Consequences of Purchase Payments                                      3
   Tax Consequences of Distributions                                          5
   Special Tax Consequences -- Early Distribution                             7
   Special Tax Consequences -- Required Distributions                         8
   Tax-Free Rollovers, Transfers and Exchanges                               10
   Effects of Tex-Deferred Accumulation                                      11
Exchange Privilege                                                           12
Calculation of Surrender Charge                                              13
   Illustration of Surrender Charge on Total Surrender                       13
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by
      a Full Surrender                                                       14
Purchase Unit Value                                                          14
   Illustration of Calculation of Purchase Units Value                       15
   Illustration of Purchase of Purchase Units                                15
Payout Payments                                                              15
   Assumed Investment Rate                                                   15
   Amount of Payout Payments                                                 16
   Payout Unit Value                                                         16
   Illustration of Calculation of Payout Unit Value                          17
   Illustration of Payout Payments                                           17
Distribution of Variable Annuity Contracts                                   17
Experts                                                                      17
Comments on Financial Statements                                             18

                               GENERAL INFORMATION

     Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

     Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

     The Contracts are non-participating and will not share in any of the profits of the Company.

                               FEDERAL TAX MATTERS

Note: We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax advisor about your own circumstances.

     This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.

     It is the opinion of VALIC and its tax counsel that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds. In 1999, the Internal Revenue Service ("IRS") confirmed this opinion, reversing its previous position by modifying a contrary ruling it had issued in 1981.

     In its ruling in 1981, the IRS had taken the position that, where purchase payments under a variable annuity contract are invested in publicly available mutual funds, the contract owner should be treated as the owner of the mutual fund shares, and deferred tax treatment under the contract should not be available. In the opinion of VALIC and its tax counsel, the 1981 ruling was superseded by subsequent legislation (Code section 817(h)) which specifically exempts these Qualified Contracts, and the IRS had no viable legal basis or reason to apply the theory of the 1981 ruling to these Qualified Contracts under current law.

     It is also the opinion of VALIC and its tax counsel, that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

     For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001

For tax years beginning in 2002, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") increases the amount of allowable contributions to and expands the range of eligible tax-free rollover distributions that may be made among Qualified Contracts. The changes made to the IRC by EGTRRA were scheduled to expire on December 31, 2010. However, these changes were made permanent by the Pension Protection Act of 2006 ("PPA"). Furthermore, the laws of some states do not recognize all of the benefits of EGTRRA for purposes of applying state income tax laws.

TAX CONSEQUENCES OF PURCHASE PAYMENTS

     403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion, however, does not apply to Roth 403(b) contributions, which are made on an after-tax basis, however the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


     For 2011, your elective deferrals are generally limited to $16,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $49,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


     401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if is eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


     408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional IRAs"). For 2011, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and generally fully deductible in 2011 only by individuals who:


     (i) are not active Participants in another retirement plan, and are not married;


     (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $169,000;



     (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $56,000; or



     (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $90,000.


     Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $10,000 or 100% of the working spouse's earned income, and no more than $5,000 may be contributed to either spouse's IRA for any year. The $10,000 limit increases to $12,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).

     You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:

     (i) the lesser of $5,000 ($6,000 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $12,000 if you are both age 50 or older) or 100% of compensation, over

     (ii) your applicable IRA deduction limit.

     You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


     408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2011, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,000 or 100% of compensation ($6,000 if you are age 50 or older), and a full contribution may be made only by individuals who:



     (i)  are unmarried and have adjusted gross income of less than $107,000; or



     (ii) are married and filing jointly, and have adjusted gross income of less than $169,000



     The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $169,000 and $179,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $179,000. Similarly, the contribution is reduced for those who are single with modified AGI between $107,000 and $122,000, with no contribution for singles with modified AGI over $120,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


     All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.


     457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees and are independent contractors.



     This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2011, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $16,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant can not utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


     The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


     Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2011, the employer may contribute up to 25% of your compensation or $49,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.


     Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. In 1998 and 1999, these salary reductions were not permitted to exceed $10,000 per year. The limit for 2000 and 2001 was $10,500, $11,000 in 2002, and $12,000 for 2003. This limit increased $1,000 each year until it reached $15,000 in 2006 and is now indexed and may be increased in future years in $500 increments. In 2011, the limit is $16,500. Such plans if established by December 31, 1996, may still allow employees to make these contributions. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.



     SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2011, employee salary reduction contributions cannot exceed $11,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


     Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual) however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

     Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

     An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

     403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

(1)  attainment of age 59 1/2;

(2)  severance from employment;

(3)  death;

(4)  disability, or

(5) hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

     Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will not be eligible for a hardship distribution.

     As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

(1)  distributions of Roth 403(b) contributions;

(2)  qualified distributions of earnings on Roth 403(b) contributions and,

(3)  other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. Distributions of earnings on Roth 403(b) contributions are "qualified", if made upon attainment of age 59 1/2, upon death or disability, are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

     401(a)/(k) and 401(f)/403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.


     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.


     408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

     457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

     Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

     Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract

Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

     When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.


     The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31, 2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.


SPECIAL TAX CONSEQUENCES - EARLY DISTRIBUTION

     403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

     (1)  death;

     (2)  disability;

     (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

     (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2, and

     (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

     Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

     Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from this penalty tax:

     (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

     (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

     (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

     408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to an additional 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

     457 Plans. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

     Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

     (1)  to a Beneficiary on or after the Contract Owner's death;

     (2)  upon the Contract Owner's disability;

     (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

     (4)  made under an immediate annuity contract, or

     (5)  allocable to Purchase Payments made before August 14, 1982.


SPECIAL TAX CONSEQUENCES - REQUIRED DISTRIBUTIONS


     403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year. However, The Worker, Retiree, and Employer Recovery Act of 2008, suspended the 2009 minimum distribution requirement from most eligible retirement plans. We are not aware of any subsequent suspension for 2010 or later years.

     Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

     (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

     (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

     The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

     At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated

Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.


     A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides. If you purchase the Contract with, or subsequently add, the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit option, the calculation of the required minimum distribution will include the value of the IncomeLOCK, IncomeLOCK Plus or other enhanced benefit and may increase the amount of the required minimum distribution.


     401(a)/(k) and 401(f)/403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

     408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

     (1)  there is no exception for pre-1987 amounts; and

     (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

     A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

     408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

     A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


     457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs. Although the Worker, Retiree, and Employer Recovery Act of 2008, eliminated the 2009 minimum distribution requirement from most eligible retirement plans, the suspension does not apply to 457(b) plans of tax-exempt employers and employees in those plans were required to take required minimum distribution for the 2009 tax year, and we are not aware of any subsequent suspension for 2010 or later years.


     Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

     At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES (PLEASE SEE THE EGTRRA INFORMATION ABOVE)

     403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

     401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

     408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a) or 403(a)/(k) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.


     408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.


     Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

     408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

     457 Plans. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.


     Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS



The chart below compares the results from contributions made to:



- A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);



- A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and



-    Taxable accounts such as savings accounts.


                              (PERFORMANCE GRAPH)


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and an 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.



Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.



To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.



By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                               PAYCHECK COMPARISON



                                             Tax-Favored Retirement Program   Taxable Account
                                             ------------------------------   ---------------
Annual amount available for savings before
   federal taxes                                         $2,400                    $2,400
Current federal income tax due on Purchase
   Payments                                                   0                    $ (600)
Net retirement plan Purchase Payments                    $2,400                    $1,800



This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.


                               EXCHANGE PRIVILEGE

     From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

EXCHANGES FROM IMPACT CONTRACTS
(UIT-981)

     Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders that may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

     Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

     Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of AIG Retirement Company I. Under Portfolio Director, 60 Divisions of VALIC Separate Account A are available, 33 of which invest in different investment portfolios of VALIC Company I, 15 of which invest in different portfolios of VALIC Company II, and 12 of which invest in public mutual fund portfolios. Three fixed investment options are also available.

     Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

                         CALCULATION OF SURRENDER CHARGE

     The surrender charge is discussed in the prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

               ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER

                               TRANSACTION HISTORY

DATE                  TRANSACTION             AMOUNT
----       --------------------------------   -------
2/1/95     Purchase Payment                   $10,000
2/1/96     Purchase Payment                   $ 5,000
2/1/97     Purchase Payment                   $15,000
2/1/98     Purchase Payment                   $ 2,000
7/1/98     Total Purchase Payments (Assumes
           Account Value is $38,000)          $32,000
12/31/99   Full Surrender                     $32,000

Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 36 months of Purchase Payments

1. Surrender Charge against Purchase Payment of 2/1/95                    $    0
2. Surrender Charge against Purchase Payment of 2/1/96 (0.05 X $5,000)    $  250
3. Surrender Charge against Purchase Payment of 2/1/97 (0.05 X $15,000)   $  750
4. Surrender Charge against Purchase Payment of 2/1/98 (0.05 X $2,000)    $  100
Surrender Charge based on Purchase Payments (1+2+3+4)                     $1,100

b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

Account Value at time of surrender         $38,000
Less 10% not subject to surrender charge    -3,800
                                           -------
Subject to surrender charge                 34,200
                                           X   .05
                                           -------
Surrender Charge based on Account Value    $ 1,710   $1,710
Surrender Charge is the lesser of a or b             $1,100
                                                     ------

           ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER
                          FOLLOWED BY A FULL SURRENDER

                TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

DATE                 TRANSACTION              AMOUNT
----     ----------------------------------   ------
2/1/95   Purchase Payment                     $4,000
2/1/96   Purchase Payment                          0
2/1/97   Purchase Payment                          0
2/1/98   Purchase Payment                      1,000
7/1/98   Partial Surrender
         (Assumes Account Value is $10,000)    2,500

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

     10% of $10,000=$1,000.

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $2,500 -$1,000=$1,500.

c. Since only $1,000 has been paid in Purchase Payments in the 36 months prior to the Full Surrender, the charge can only be calculated on $1,000. Thus, the charge is $1,000 X (0.05)=$50.00.

                               PURCHASE UNIT VALUE

     Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

     Gross Investment Rate
   = (EQUALS)
     The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
   / (DIVIDED BY)
     The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

     Net Investment Rate
   = (EQUALS)
     Gross Investment Rate (calculated in Step 1)

   - (MINUS)
     Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

     Purchase Unit Value for that day.
   = (EQUALS)
     Purchase Unit Value for immediate preceding day.
   x (MULTIPLIED BY)
     Net Investment Rate (as calculated in Step 2) plus 1.00.

     The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

               ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1. Purchase Unit value, beginning of period .......................   $ 1.800000
2. Value of Fund share, beginning of period .......................    21.200000
3. Change in value of Fund share ..................................      .500000
4. Gross investment return (3)x(2) ................................      .023585
5. Daily separate account fee .....................................   $  .000027
6. Net investment return (4)-(5) ..................................      .023558
                                                                      ----------
7. Net investment factor 1.000000+(6)$ ............................     1.023558
                                                                      ----------
8. Purchase Unit value, end of period (1)x(7)$ ....................     1.842404
                                                                      ----------

   ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

1. First Periodic Purchase Payment                                    $   100.00
2. Purchase Unit value on effective date of purchase (see Example 3)  $ 1.800000
3. Number of Purchase Units purchased (1) divided by (2)                  55.556
4. Purchase Unit value for valuation date following purchase
   (See Example 3)                                                    $ 1.842404
                                                                      ----------
5. Value of Purchase Units in account for valuation date
   following purchase (3) X (4)                                       $   102.36
                                                                      ----------

                                 PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

     The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

     The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

     The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

     The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed Payout Payment.

     In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

     Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

     Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

     The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

     The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

                ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

     Example:

1. Payout Unit value, beginning of period                             $  .980000
2. Net investment factor for Period (see Example 3)                     1.023558
3. Daily adjustments for 3 1/2% Assumed Investment Rate                  .999906
4. (2)x(3)                                                              1.023462
5. Payout Unit value, end of period (1) X (4)                         $ 1.002993

                         ILLUSTRATION OF PAYOUT PAYMENTS

     Example: Annuitant age 65, Life Annuity with 120 Payments Certain

1.  Number of Purchase Units at Payout Date                            10,000.00
2.  Purchase Unit value (see Example 3)                               $ 1.800000
3.  Account Value of Contract (1) X (2)                               $18,000.00
4.  First monthly Payout Payment per $1,000 of Account Value          $     6.57
5.  First monthly Payout Payment (3) X (4) divided by 1,000           $   118.26
6.  Payout Unit value (see Example 8)                                 $  .980000
7.  Number of Payout Units (5) divided by (6)                         $  120.673
8.  Assume Payout Unit value for second month equal to                $  .997000
9.  Second monthly Payout Payment (7) X (8)                           $   120.31
10. Assume Payout Unit value for third month equal to                 $  .953000
11. Third monthly Payout Payment (7) X (10)                           $   115.00

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

     The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia and will commence offering the Contracts promptly upon qualification in each such jurisdiction.

     The Contracts are sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. (the "Distributor"), an affiliate of the Company. The Distributor was formerly known as A.G. Distributors, Inc. In the states of Florida and Illinois, the Distributor is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. The address of the Distributor is 2929 Allen Parkway, Houston, Texas 77019. The Distributor is a Delaware corporation and is a member of FINRA.

     The licensed agents who sell the Contracts will be compensated for such sales by commissions ranging up to 6.0% of each Purchase Payment. Managers who supervise the agents will receive overriding commissions ranging up to 1% of Purchase Payments. These various commissions are paid by the Company and do not result in any charge to Contract Owners or to VALIC Separate Account A in addition to the charges described under "Charges Under Variable Annuity Contracts."


     Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2008, 2009 and 2010 were $5,318, $4,490 and $4,715 respectively. The Distributor retained $0 in commissions for those same years.


                                     EXPERTS


     The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2010 and for each of the two years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678.



     The statutory financial statements of American Home Assurance Company as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION



     On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). The consolidated financial statements, the financial statement schedules and management's assessment of the effectiveness of internal control over financial reporting incorporated into this Statement of Additional Information by reference to American International Group's Annual Report on Form 10-K for the year ended December 31, 2010, have been so incorporated in reliance upon the report (which contains explanatory paragraphs, referencing (i) the completion of a series of transactions to recapitalize AIG with the Department of the Treasury, the Federal Reserve Bank of New York and the AIG Credit Facility Trust on January 14, 2011 and (ii) the exclusion of Fuji Fire & Marine Insurance Company from the audit of internal control over financial reporting) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


                        COMMENTS ON FINANCIAL STATEMENTS

     The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.

     Divisions One, Two, Four, Five, and Ten are the only Divisions available under the Contracts described in the prospectus.

     You should only consider the statutory financial statements of American Home that we include in the SAI as bearing on the ability of American Home, as guarantor, to meet it obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                              Page
                                                                                             Numbers
                                                                                             -------

Report of Independent Registered Public Accounting Firm.....................................    1

Consolidated Balance Sheets - December 31, 2010 and 2009.................................... 2 to 3

Consolidated Statements of Income (Loss) - Years Ended December 31, 2010, 2009 and 2008.....    4

Consolidated Statements of Comprehensive Income (Loss) - Years Ended December 31, 2010,
  2009 and 2008.............................................................................    5

Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2010, 2009 and
  2008......................................................................................    6

Consolidated Statements of Cash Flows - Years Ended December 31, 2010, 2009 and 2008........ 7 to 8

Notes to Consolidated Financial Statements.................................................. 9 to 56

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income (loss), of comprehensive income (loss), of shareholder's equity, and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, the Company changed the manner in which it accounts for other-than-temporary impairments of fixed maturity securities as of April 1, 2009.

PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2011

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                             ---------------
                                                                                              2010    2009
                                                                                             ------- -------
                                                                                              (In millions)
ASSETS
   Investments:
   Fixed maturity securities, available for sale, at fair value (cost: 2010 - $25,984; 2009
     - $22,977)                                                                              $27,069 $22,494
   Hybrid securities, at fair value (cost: 2010 - $1; 2009 - $4)                                   1       3
   Fixed maturity securities, trading, at fair value                                             273     174
   Equity securities, available for sale, at fair value (cost: 2010 - $26; 2009 - $43)            44      71
   Equity securities, trading, at fair value                                                       1       1
   Mortgage and other loans receivable (net of allowance: 2010 - $137; 2009 - $113)            3,995   4,219
   Policy loans                                                                                  943     956
   Partnerships and other invested assets                                                      2,066   1,686
   Short-term investments (portion measured at fair value 2010 - $2,250; 2009 - $4,380)        4,648   5,678
   Derivative assets, at fair value                                                                8      10
                                                                                             ------- -------
Total investments                                                                             39,048  35,292
Cash and cash equivalents                                                                         97     101
Accrued investment income                                                                        444     395
Deferred policy acquisition costs and cost of insurance purchased                              1,926   2,156
Deferred sales inducements                                                                       176     172
Other assets                                                                                      82      89
Separate account assets, at fair value                                                        25,366  22,928
                                                                                             ------- -------
TOTAL ASSETS                                                                                 $67,139 $61,133
                                                                                             ======= =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                      December 31,
                                                                                     -----------------
                                                                                      2010      2009
                                                                                      ------   ------
                                                                                      (In millions,
                                                                                     except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                                                    33,985    32,428
   Future policy benefits                                                                24        31
   Income taxes payable to Parent                                                       337       239
   Deferred income taxes payable                                                        689       540
   Derivative liabilities, at fair value                                                 42        21
   Other liabilities                                                                    439       518
   Separate account liabilities                                                      25,366    22,928
                                                                                      ------   ------
TOTAL LIABILITIES                                                                    60,882    56,705
                                                                                      ------   ------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized, 3,575,000 shares issued
     and outstanding                                                                      4         4
   Additional paid-in capital                                                         6,786     6,786
   Accumulated deficit                                                               (1,226)   (2,199)
   Accumulated other comprehensive income (loss)                                        693      (163)
                                                                                      ------   ------
TOTAL SHAREHOLDER'S EQUITY                                                            6,257     4,428
                                                                                      ------   ------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                                           67,139    61,133
                                                                                      ======   ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   CONSOLIDATED STATEMENTS OF INCOME (LOSS)

                                                                                                         Years ended December 31,
                                                                                                         -----------------------
                                                                                                          2010    2009     2008
                                                                                                         ------  ------  -------
                                                                                                              (In millions)
REVENUES:
   Net investment income                                                                                 $2,246  $2,022  $ 1,414
   Net realized investment losses:
       Total other-than-temporary impairments on available for sale securities                             (296)   (623)  (3,060)
       Portion of other-than-temporary impairments on available for sale fixed maturity securities
         recognized in accumulated other comprehensive income (loss)                                       (114)   (156)      --
                                                                                                         ------  ------  -------
       Net other-than-temporary impairments on available for sale fixed maturity securities
         recognized in net income (loss)                                                                   (410)   (779)  (3,060)
       Other realized investment gains (losses)                                                             199    (127)  (3,918)
                                                                                                         ------  ------  -------
          Total net realized investment losses                                                             (211)   (906)  (6,978)
   Fee income:
       Variable annuity fees                                                                                282     241      297
       Other fee income                                                                                     109     100      105
                                                                                                         ------  ------  -------
TOTAL REVENUES                                                                                            2,426   1,457   (5,162)
                                                                                                         ------  ------  -------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                                                    1,271   1,274    1,241
   Amortization of deferred policy acquisition costs and cost of insurance purchased                        102      94     (166)
   Amortization of deferred sales inducements                                                                 8       3      (12)
   General and administrative expenses, net of deferrals                                                    167     168      187
   Commissions, net of deferrals                                                                             79      82       85
   Policyholder benefits                                                                                      7      12        8
                                                                                                         ------  ------  -------
TOTAL BENEFITS AND EXPENSES                                                                               1,634   1,633    1,343
                                                                                                         ------  ------  -------
INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT)                                                           792    (176)  (6,505)
INCOME TAX EXPENSE (BENEFIT)                                                                               (180)     76       19
                                                                                                         ------  ------  -------
NET INCOME (LOSS)                                                                                        $  972  $ (252) $(6,524)
                                                                                                         ======  ======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                 Years ended December 31,
                                                                                 -----------------------
                                                                                  2010    2009     2008
                                                                                 ------  ------  -------
                                                                                      (In millions)
NET INCOME (LOSS)                                                                $  972  $ (252) $(6,524)
OTHER COMPREHENSIVE INCOME (LOSS):
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of
     reclassification adjustments                                                   232     425       --
   Deferred income tax expense on above changes                                     (81)   (152)      --
   Net unrealized gains (losses) on all other invested assets arising during
     the current period - net of reclassification adjustments                     1,404   2,377     (918)
   Deferred income tax benefit (expense) on above changes                          (497)   (837)     325
   Adjustment to deferred policy acquisition costs and deferred sales
     inducements                                                                   (307)   (408)     178
   Deferred income tax benefit (expense) on above changes                           107     143      (63)
   Foreign currency translation adjustments                                          (1)      6        2
   Deferred income tax benefit (expense) on above changes                            --      (2)      (1)
                                                                                 ------  ------  -------
OTHER COMPREHENSIVE INCOME (LOSS)                                                   857   1,552     (477)
                                                                                 ------  ------  -------
COMPREHENSIVE INCOME (LOSS)                                                      $1,829  $1,300  $(7,001)
                                                                                 ======  ======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                 Years ended December 31,
                                                                -------------------------
                                                                  2010     2009     2008
                                                                -------  -------  -------
                                                                      (In millions)
COMMON STOCK:
   Balance at beginning and end of year                         $     4  $     4  $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                   6,786    5,554    1,648
       Capital contributions from Parent (see Note 12)               --    1,232    3,906
                                                                -------  -------  -------
   Balance at end of year                                         6,786    6,786    5,554
                                                                -------  -------  -------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                  (2,199)  (3,430)   3,094
       Cumulative effect of accounting change, net of tax             1    1,483       --
       Net income (loss)                                            972     (252)  (6,524)
                                                                -------  -------  -------
   Balance at end of year                                        (1,226)  (2,199)  (3,430)
                                                                -------  -------  -------
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
   Balance at beginning of year                                    (163)    (694)    (217)
       Cumulative effect of accounting change, net of tax            (1)  (1,021)      --
       Other comprehensive income (loss)                            857    1,552     (477)
                                                                -------  -------  -------
   Balance at end of year                                           693     (163)    (694)
                                                                -------  -------  -------
TOTAL SHAREHOLDER'S EQUITY                                      $ 6,257  $ 4,428  $ 1,434
                                                                =======  =======  =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Years ended December 31,
                                                                                 -----------------------
                                                                                  2010    2009     2008
                                                                                 ------  ------  -------
                                                                                      (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                $  972  $ (252) $(6,524)
ADJUSTMENTS TO RECONCILE NET INCOME (LOSS) TO NET CASH PROVIDED BY
  OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                               1,271   1,274    1,241
Amortization of deferred policy acquisition costs and cost of insurance
  purchased                                                                         102      94     (166)
Amortization of deferred sales inducements                                            8       3      (12)
Net realized investment losses                                                      211     906    6,978
Equity in income of partnerships and other invested assets                         (105)     45      427
Accretion of net premium/discount on investments                                   (202)   (165)     (58)
Provision for deferred income tax (benefit)                                        (321)     27     (200)
Capitalized interest                                                                (21)    (23)     (25)
CHANGE IN:
   Hybrid securities, at fair value                                                   3       5       76
   Trading securities, at fair value                                                (99)     15       94
   Accrued investment income                                                        (49)      1       (4)
   Deferral of deferred policy acquisition costs and cost of insurance
     purchased                                                                     (154)   (143)    (175)
   Income taxes payable to Parent                                                    98      89      160
   Other assets                                                                      (1)     (6)      21
   Future policy benefits                                                            (7)      1       28
   Other liabilities                                                                (81)    229      103
   Other, net                                                                        37       3      (20)
                                                                                 ------  ------  -------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                  1,662   2,103    1,944
                                                                                 ------  ------  -------

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)

                                                                                                  Years ended December 31,
                                                                                                 -------------------------
                                                                                                   2010     2009     2008
                                                                                                 -------  -------  -------
                                                                                                       (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                                                     $(8,064) $(3,876) $(5,724)
   Equity securities                                                                                  (2)      (1)     (44)
   Mortgage and other loans                                                                         (110)    (146)    (361)
   Other investments, excluding short-term investments                                            (4,020)  (2,569)  (3,496)
Sales of:
   Fixed maturity securities                                                                       4,192    3,322    5,507
   Equity securities                                                                                  34       15       55
   Other investments, excluding short-term investments                                             3,586    2,792    3,168
Redemptions and maturities of:
   Fixed maturity securities                                                                         896      818      836
   Mortgage and other loans                                                                          255      262      332
   Other investments, excluding short-term investments                                               177      284      314
Change in short-term investments                                                                   1,045   (3,679)  (1,682)
Change in securities lending collateral                                                               --       --    5,984
                                                                                                 -------  -------  -------
       NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                                        (2,011)  (2,778)   4,889
                                                                                                 -------  -------  -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                                                      2,875    2,814    2,754
Policyholder account withdrawals                                                                  (2,875)  (3,820)  (3,743)
Net exchanges to/(from) variable accounts                                                            591      693    1,001
Claims and annuity payments                                                                         (246)    (219)    (188)
Change in securities lending payable                                                                  --       --   (9,843)
Cash capital contribution from Parent Company                                                         --    1,230    3,213
                                                                                                 -------  -------  -------
       NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                           345      698   (6,806)
                                                                                                 -------  -------  -------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                      (4)      23       27
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                     101       78       51
                                                                                                 -------  -------  -------
CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                       $    97  $   101  $    78
                                                                                                 =======  =======  =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid                                                                     $    41  $   (41) $    60
Non-cash activity:
Sales inducements credited to policyholder contract deposits                                     $    37  $    43  $    42
Capital contribution in the form of securities                                                   $    --  $    --  $   693

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of American General Life Insurance Company (the "Parent"), a Texas-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a Texas-domiciled life insurance company providing tax-deferred retirement annuities and employer-sponsored retirement plans to employees of educational, healthcare, public sector and not-for-profit organizations. The Company markets products nationwide through exclusive and independent sales representatives.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2010 or 2009 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variably annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility. In addition, the Company has experienced elevated levels of surrenders in its variable annuity products, including surrenders of certain large groups in 2010 and 2009, and may continue to experience such surrenders, also resulting in reduced fee income. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations and/or statutory capital and surplus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

2.1 PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, policyholder contract deposits, future policy benefits, estimated gross profits ("EGPs") for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates,

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's consolidated financial statements.

2.2 INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period.

2.3 INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC, are recorded as a separate component of accumulated other comprehensive income (loss), within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in Maiden Lane II LLC ("ML II") which is carried at fair value. See Notes 6 and 7 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

EVALUATING INVESTMENTS FOR OTHER-THAN-TEMPORARY IMPAIRMENTS

On April 1, 2009, the Company adopted a new accounting standard on a prospective basis addressing the evaluation of fixed maturity securities for other-than-temporary impairments. These requirements significantly altered the Company's policies and procedures for determining impairment charges recognized through earnings. The standard requires a company to recognize the credit component (a credit impairment) of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income (loss) when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold the security until recovery and requires additional disclosures. A credit impairment, which is recognized in earnings when it occurs, is the difference between the amortized cost of the fixed maturity security and the estimated present value of cash flows expected to be collected (recovery value), as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is recognized as a separate component of accumulated other comprehensive income (loss). The Company refers to both credit impairments and impairments recognized as a result of intent to sell as "impairment charges." The impairment model for equity securities was not affected by the standard.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


IMPAIRMENT POLICY -- EFFECTIVE APRIL 1, 2009 AND THEREAFTER

FIXED MATURITY SECURITIES

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income (loss)).

When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.

The Company considers severe price declines and the duration of such price declines in its assessment of potential credit impairments.

In periods subsequent to the recognition of an other-than-temporary impairment charge that are not foreign exchange related for available for sale fixed maturity securities, the Company generally prospectively accretes into earnings over the remaining expected holding period of the security the difference between the new amortized cost and the expected undiscounted recovery value.

In assessing whether a credit impairment has occurred for a structured fixed maturity security, the Company performs evaluations of expected future cash flows. Certain critical assumptions are made with respect to the performance of the securities.

When estimating future cash flows for a structured fixed maturity security (e.g. Residential mortgage-backed securities ("RMBS"), Commercial mortgage-backed securities ("CMBS"), Collateralized debt obligations ("CDO") and Asset backed securities ("ABS") management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and timing of such defaults;

    .  Loss severity and timing of any such recovery;

    .  Expected prepayment speeds; and

    .  Ratings of securities underlying structured products.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


EQUITY SECURITIES

The impairment model for equity securities and other cost and equity method investments was not affected by the adoption of the accounting standard related to other-than-temporary impairments in the second quarter of 2009. The Company continues to evaluate its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

FIXED MATURITY SECURITIES IMPAIRMENT POLICY -- PRIOR TO APRIL 1, 2009

In all periods prior to April 1, 2009, the Company assessed its ability to hold any fixed maturity available for sale security in an unrealized loss position to its recovery at each balance sheet date. The decision to sell any such fixed maturity security classified as available for sale reflected the judgment of the Company's management that the security sold was unlikely to provide, on a relative value basis, as attractive a return in the future as alternative securities entailing comparable risks. With respect to distressed securities, the sale decision reflected management's judgment that the risk-adjusted ultimate recovery was less than the value achievable on sale.

In those periods, the Company evaluated its fixed maturity securities for other-than-temporary impairments with respect to valuation as well as credit.

After a fixed maturity security had been identified as other-than-temporarily impaired, the amount of such impairment was determined as the difference between fair value and amortized cost and the entire amount was recorded as a charge to earnings.

MORTGAGE AND OTHER LOANS RECEIVABLE

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income (loss). Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income (or expense) over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment

                                      12

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

income (expense) as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgages in particular, risk factors evaluated in monitoring credit quality also include debt service coverage ratio, loan-to-value or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and major property tenants, economic trends in the market where the property is located, and condition of the property. Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Loans classified as "held for sale" where the Company expects to sell in the foreseeable future are reported at the lower of cost or market value. The amount by which cost exceeds market is accounted for as a valuation allowance and is reported net with the loan balance on the consolidated balance sheets. Loan origination fees and certain incremental origination costs are deferred until the related loan is sold. The gains and losses from the sale of loans, which are recognized when the Company relinquishes control over the loans, as well as changes in the allowance for loan losses, are reported in net realized investment gains (losses) in the consolidated statements of income (loss). The Company had no loans held for sale as of December 31, 2010 and 2009.

POLICY LOANS

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

PARTNERSHIPS AND OTHER INVESTED ASSETS

Partnerships in which AIG holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income (loss). With respect to partnerships in which AIG holds in the aggregate a five percent or greater interest, or less than five percent interest but AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited on an annual basis.

The Company's investment partnerships are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these investment partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust").

SHORT-TERM INVESTMENTS

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DERIVATIVE FINANCIAL INSTRUMENTS

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues riders that offer guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. The GMWB is a feature that provides a guaranteed annual withdrawal stream at the end of a specified wait period, if any, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals, and may include an increase in the benefit base. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury securities to partially offset this risk. The GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded options and futures. Exchange traded options and futures are marked to market using observable market quotes.

See Notes 2.7 and 5 for further discussion of GMWB.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The reserves for GMWB embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income
(loss).

See Notes 3, 5 and 14 for further discussion on derivative financial instruments.

2.4 CASH AND CASH EQUIVALENTS

Cash represents cash on hand and non-interest bearing demand deposits.

2.5 DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Policy acquisition costs represent those costs, including commissions and certain marketing expenses, that vary with and are primarily related to the acquisition of new business.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of estimated gross profits ("EGPs") to be realized over the estimated lives of the annuity contracts. EGPs are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured

                                      14

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income
(loss).

The cost assigned to certain acquired insurance contracts in force at the acquisition date (referred to as cost of insurance purchased, or "CIP") is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 4.5 percent in 2010, 2009 and 2008. CIP is charged to expense and adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

2.6 SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options. The assets and liabilities resulting from the receipt of variable and certain group fixed annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets with an equivalent liability, in the consolidated balance sheets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income (loss), comprehensive income (loss), and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income (loss).

2.7 POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income
(loss), as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") accounted for as embedded derivatives at fair value.

GMWB is a feature the Company began offering on certain variable annuity products in second quarter of 2006. If available and elected by the contract holder at time of issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual withdrawal stream for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

                                      15

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives was modified during 2008, primarily with respect to the development of long-dated equity volatility assumptions and the discount rates applied to certain projected benefit payments. The valuation technique used to measure the fair value of embedded derivatives was modified again in 2010, primarily to revise the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income
(loss).

In addition, the Company is a coinsurer for the GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by American Life Insurance Company ("ALICO"). See additional discussion in Note 10.

2.8 FUTURE POLICY BENEFITS

Future policy benefits include the Company's liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company is a coinsurer for the guaranteed minimum income benefit ("GMIB") under a separate reinsurance agreement on certain variable annuity contracts issued by ALICO. See additional discussion in Note 10.

2.9 NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income and distributions from common and preferred stock and other investments when receivable.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

    . Earnings from partnership investments accounted for under the equity method.

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                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


2.10 NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), securities lending invested collateral and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    . Exchange gains and losses resulting from re-measurement of foreign exchange transactions.

2.11 FEE INCOME

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period. Net retained commissions are recognized as income on a trade date basis.

2.12 INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in earnings.

2.13 SECURITIES LENDING COLLATERAL AND SECURITIES LENDING PAYABLE

On December 12, 2008, the Company terminated its securities lending activities (see Note 7 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the consolidated statements of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the consolidated statements of income (loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

than as secured borrowings. Changes in forward purchase commitments were recorded as net realized investment gain (loss) in the consolidated statements of income (loss).

Since the Company terminated its securities lending activities on December 12, 2008, there were no securities subject to securities lending agreements on the consolidated balance sheets at December 31, 2010 or 2009.

2.14 ACCOUNTING CHANGES

VALUATION OF LIVING BENEFITS LIABILITY

Prior to 4Q 2010, the Company used a combination of the swap curve for short-term maturities and treasury yield curve for long-term maturities in discounting cash flows for the valuation of the embedded derivative liabilities related to certain variable annuity products. In addition, we add an additional credit spread upon first claim once the policyholders' own funds have been depleted and funds in general accounts are required to be allocated to satisfy the remaining liabilities. Over the years ensuing the adoption of ASC 820-10, Fair Value Measurements, the accounting community and the insurance industry have developed a variety of practices in assessing the value of the embedded derivative liabilities on annuity products and the non-performance risk. In response to this diversity and market events and changes, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claim-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. This change in valuation technique was recorded as a change in accounting estimate as allowed under ASC 820-10 and accounted for in the period of change (4Q 2010) and future periods accordingly. Primarily as a result of this change, the fair value of the embedded policy derivatives decreased by $33.2 million.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2008:

FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued an accounting standard that defined fair value, established a framework for measuring fair value and expanded disclosure requirements regarding fair value measurements but did not change existing guidance about whether an asset or liability is carried at fair value. The standard also clarified that an issuer's credit standing should be considered when measuring liabilities at fair value. The Company adopted the standard on January 1, 2008, its required effective date. The standard must be applied prospectively, except for certain stand-alone derivatives and hybrid instruments, which must be applied as a cumulative effect of change in accounting principle to retained earnings at January 1, 2008. The adoption of the standard did not have a material effect on the Company's consolidated financial condition or results of operations.

FAIR VALUE OPTION

In February 2007, the FASB issued an accounting standard that permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in earnings. The standard also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. The standard permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability, or upon events that gives rise to a new basis of accounting for that instrument. The Company adopted the standard on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of the standard.

FAIR VALUE OF FINANCIAL ASSETS IN INACTIVE MARKETS

In October 2008, the FASB issued an accounting standard that provides guidance clarifying certain aspects with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting the new standard on the Company's consolidated financial condition and results of operations were not material.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


DISCLOSURES ABOUT TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTERESTS ENTITIES

In December 2008, the FASB issued an accounting standard that amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The standard was effective for interim and annual periods ending after December 15, 2008. Adoption of the standard did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

AMENDMENT TO OTHER-THAN-TEMPORARY IMPAIRMENT GUIDANCE

In January 2009, the FASB issued an accounting standard that amends the impairment guidance on recognition of interest income and impairment on purchased beneficial interests and beneficial interests that continue to be held by a transferor in securitized financial assets to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The standard also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements related to the accounting for certain investments in debt and equity securities and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting the standard on the Company's consolidated financial condition and results of operations were not material.

THE COMPANY ADOPTED THE FOLLOWING STANDARDS DURING 2009:

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued an accounting standard that requires enhanced disclosures about (i) how and why the Company uses derivative instruments,
(ii) how derivative instruments and related hedged items are accounted for, and
(iii) how derivative instruments and related hedged items affect the Company's consolidated financial condition, results of operations, and cash flows. The Company adopted the standard on January 1, 2009. See Note 5 for related disclosures.

RECOGNITION AND PRESENTATION OF OTHER-THAN-TEMPORARY IMPAIRMENTS

In April 2009, the FASB issued an accounting standard that requires a company to recognize the credit component of an other-than-temporary impairment of a fixed maturity security in earnings and the non-credit component in accumulated other comprehensive income when the company does not intend to sell the security or it is more likely than not that the company will not be required to sell the security prior to recovery. The standard also changed the threshold for determining when an other-than-temporary impairment has occurred on a fixed maturity security with respect to intent and ability to hold until recovery. The standard does not change the recognition of other-than-temporary impairment for equity securities. The standard requires additional disclosures in interim and annual reporting periods for fixed maturity and equity securities. See Note 4 for the expanded disclosures.

The Company adopted the new standard on April 1, 2009 and recorded an after-tax cumulative effect adjustment to increase the Company's shareholder's equity by $0.5 billion as of April 1, 2009, consisting of a decrease in accumulated deficit of $1.5 billion and an increase to accumulated other comprehensive loss of $1.0 billion, net of tax. The net increase in the Company's shareholder's equity was due to a reversal of a portion of the deferred tax asset valuation allowance for certain previous non-credit impairment charges directly attributable to the change in accounting principle (see Note 12 herein). The cumulative effect adjustment resulted in an increase of approximately $1.9 billion in the amortized cost of fixed maturity securities, which has the effect of significantly reducing the accretion of investment income over the remaining life of the underlying securities, beginning in the second quarter of 2009. The effect of the reduced investment income was offset, in part, by a decrease in the amortization of DAC and sales inducements assets.

The new standard is expected to reduce the level of other-than-temporary impairment charges recorded in earnings for fixed maturity securities due to the following required changes in the Company's accounting policy for other-than-temporary impairments (see Note 2.3 for a more detailed discussion of the changes in policy):

    . Impairment charges for non-credit (e.g., severity) losses are no longer recognized in earnings;

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    . The amortized cost basis of credit impaired securities will be written down through a charge to earnings to the present value of expected cash flows, rather than to fair value; and

    . For fixed maturity securities that are not deemed to be credit-impaired, the Company is no longer required to assert that it has the intent and ability to hold such securities to recovery to avoid an other-than-temporary impairment charge. Instead, an impairment charge through earnings is required only in situations where the Company has the intent to sell the fixed maturity security or it is more likely than not that the Company will be required to sell the security prior to recovery.

The following table presents the components of the change in the Company's shareholder's equity at April 1, 2009 due to the adoption of the new accounting standard for other-than-temporary impairments:

                                                                               (Increase)
                                                                               Decrease to  Net Increase
                                                                  (Increase)   Accumulated     in the
                                                                  Decrease to     Other       Company's
                                                                  Accumulated Comprehensive Shareholder's
                                                                    Deficit       Loss         Equity
                                                                  ----------- ------------- -------------
                                                                              (In millions)
Net effect of the increase in amortized cost of available for
  sale fixed maturity securities                                    $1,898       $(1,898)       $ --
Net effect of related DAC, sales inducement assets and other
  insurance balances                                                  (314)          314          --
Net effect on deferred income tax assets                              (101)          563         462
                                                                    ------       -------        ----
Net increase (decrease) in the Company's shareholder's equity       $1,483       $(1,021)       $462
                                                                    ======       =======        ====

DETERMINING FAIR VALUE WHEN VOLUME AND LEVEL OF ACTIVITY FOR THE ASSET OR LIABILITY HAVE SIGNIFICANTLY DECREASED AND IDENTIFYING TRANSACTIONS THAT ARE NOT ORDERLY

In April 2009, the FASB issued an accounting standard that provides guidance for estimating fair value of assets and liabilities when the volume and level of activity for an asset or liability have significantly decreased and for identifying circumstances that indicate a transaction is not orderly. The new standard also requires extensive additional fair value disclosures. The adoption of the new standard on April 1, 2009, did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

MEASURING LIABILITIES AT FAIR VALUE

In August 2009, the FASB issued an accounting standards update to clarify how the fair value measurement principles should be applied to measuring liabilities carried at fair value. The update explains how to prioritize market inputs in measuring liabilities at fair value and what adjustments to market inputs are appropriate for debt obligations that are restricted from being transferred to another obligor. The update was effective beginning October 1, 2009 for the Company. The adoption of the new standard update did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

INVESTMENTS IN CERTAIN ENTITIES THAT CALCULATE NET ASSET VALUE PER SHARE (OR ITS EQUIVALENT)

In September 2009, the FASB issued an accounting standard update that permits, as a practical expedient, a company to measure the fair value of an investment that is within the scope of the update on the basis of the net asset value per share of the investment (or its equivalent) if that value is calculated in accordance with fair value as defined by the FASB. The standard also requires enhanced disclosures. The new standard applies to investment companies that do not have readily determinable fair values such as certain hedge funds and private equity funds. The new standard was effective for interim and annual periods ending after December 15, 2009. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

CONSOLIDATION OF VARIABLE INTEREST ENTITIES

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The new standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund.

ACCOUNTING FOR EMBEDDED CREDIT DERIVATIVES

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The new standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the new standard on July 1, 2010 and recorded a reclassification of $0.8 million of synthetic securities from fixed maturity securities available for sale to hybrid securities and also reclassified $2.2 million from accumulated other comprehensive income to accumulated deficit as of July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this new standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

DISCLOSURES ABOUT THE CREDIT QUALITY OF FINANCIAL RECEIVABLES AND THE ALLOWANCE FOR CREDIT LOSSES

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financial receivable portfolio. For nonpublic entities, the disclosures as of the end of a reporting period are effective for annual reporting periods ending on or after December 15, 2011. The disclosures about activity that occurs during a reporting period are effective for annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

ACCOUNTING FOR COSTS ASSOCIATED WITH ACQUIRING OR RENEWING INSURANCE CONTRACTS

In October 2010, the FASB issued an accounting standard update that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The new standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as deferred acquisition costs. The new standard is effective for interim and annual periods beginning on January 1, 2012 with early adoption permitted. Prospective or retrospective application is permitted. The Company has not determined whether it will adopt this new standard prospectively or retrospectively and elected not to early adopt. The accounting standard update will result in a decrease of the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. The Company is

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

currently assessing the effect of adoption of this new standard on its consolidated financial condition, results of operations and cash flows.

3. FAIR VALUE MEASUREMENTS

3.1 FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The Company defines the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

..   Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is most significant to the fair value measurement. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual instruments. When the Company's valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a quote, which is generally non-binding, or by employing widely accepted internal valuation models.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested under the terms of service agreements. The inputs used by the valuation service providers include, but are not limited to, market prices from recently completed transactions and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market-observable information, as applicable. The valuation models take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has processes designed to ensure that the values received or internally estimated are accurately recorded, that the data inputs and the valuation techniques utilized are appropriate and consistently applied and that the assumptions are reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from the Company valuation service providers to other third-party valuation sources for selected securities. The Company also validates prices for selected securities obtained from brokers through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

The methodology above is relevant for all fixed maturity securities; following are discussions of certain procedures unique to specific classes of securities.

FIXED MATURITY SECURITIES ISSUED BY GOVERNMENT ENTITIES

For most debt securities issued by government entities, the Company obtains fair value information from independent third-party valuation service providers, as quoted prices in active markets are generally only available for limited debt securities issued by government entities. The fair values received from these valuation service

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

providers may be based on a market approach using matrix pricing, which considers a security's relationship to other securities for which a quoted price in an active market may be available, or alternatively based on an income approach, which uses valuation techniques to convert future cash flows to a single present value amount.

FIXED MATURITY SECURITIES ISSUED BY CORPORATE ENTITIES

For most debt securities issued by corporate entities, the Company obtains fair value information from third-party valuation service providers. For certain corporate debt securities, the Company obtains fair value information from brokers. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

RMBS, CMBS, CDOS AND OTHER ABS

Third-party valuation service providers also provide fair value information for the majority of the Company's investments in RMBS, CMBS, CDOs and other ABS. Where pricing is not available from valuation service providers, the Company obtains fair value information from brokers. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to structured securities, including ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. When the volume or level of market activity for an investment in RMBS, CMBS, CDOs or other ABS is limited, certain inputs used to determine fair value may not be observable in the market.

MAIDEN LANE II

The fixed maturity securities-trading portfolio includes an interest in ML II. At inception, the Company's economic interest in ML II was valued at the transaction price of $173.8 million. Subsequently, the ML II interest is valued using a discounted cash flow methodology that uses the estimated future cash flows of the assets to which the ML II interest is entitled. The Company applies a model-determined market discount rate to its interest. This discount rate is calibrated to the change in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

The fair value methodology used assumes the underlying collateral in the ML II interest will continue to be held and generate cash flows into the foreseeable future and does not assume a current liquidation of the assets underlying the ML II interest. Other methodologies employed or assumptions made in determining fair value for this investment could result in amounts that differ significantly for the amounts reported.

As of December 31, 2010, the Company expected to receive cash flows (undiscounted) in excess of the Company's initial investment, and any accrued interest, in the ML II interest over the remaining life of the investment after repayment of the first priority obligations owed to the Federal Reserve Bank of New York ("New York Fed"). The Company's cash flow methodology considers the capital structure of the collateral securities and their expected credit losses from the underlying asset pools. The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The LIBOR interest rate curve changes are determined based on observable prices, interpolated or extrapolated to derive a LIBOR for a specific maturity term as necessary. The spreads over LIBOR for the ML II interest (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of these investments as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for defaults, recoveries and prepayments on underlying loans.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Changes in the discount rate or the estimated future cash flows used in the valuation would alter the Company's estimate of the fair value of the Maiden Lane II interest as shown in the table below:

                                                              Maiden Lane II
                                                             Fair Value Change
December 31, 2010                                            -----------------
Discount Rates                                                  In millions
   200 basis point increase                                    $        (28)
   200 basis point decrease                                              32
   400 basis point increase                                             (52)
   400 basis point decrease                                              69
Estimated Future Cash Flows
   10% increase                                                          59
   10% decrease                                                         (62)
   20% increase                                                         117
   20% decrease                                                        (127)

The Company believes that the ranges of discount rates used in these analyses are reasonable on the basis of implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined on the basis of variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. Because of these factors, the fair values of the ML II interests are likely to vary, perhaps materially, from the amount estimated.

PARTNERSHIPS

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

SHORT-TERM INVESTMENTS

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization.

SEPARATE ACCOUNT ASSETS

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

DERIVATIVE ASSETS AND LIABILITIES

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

EMBEDDED DERIVATIVES INCLUDED IN POLICYHOLDER CONTRACT DEPOSITS

The fair value of embedded derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating LIBOR leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the treasury yield curve. During the fourth quarter of 2010, the Company revised the non-performance risk adjustment to reflect a market participant's view of the Company's claims-paying ability. As a result, in 2010 the Company incorporated an additional spread to the swap curve used to value embedded policy derivatives. Primarily as a result of this change, the fair value of the embedded derivative liabilities decreased by $33.2 million.

3.2 ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following table presents information about assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value measurement based on the levels of the inputs used:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                      Counterparty
At December 31, 2010                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government securities and government sponsored entities           $    -- $   189 $   --      $ --      $   189
       Foreign government                                                          --     322     --        --          322
       Obligations of states, municipalities and political subdivisions            --      88     --        --           88
       Corporate debt                                                              --  18,376    395        --       18,771
       RMBS                                                                        --   4,094    903        --        4,997
       CMBS                                                                        --     467    946        --        1,413
       CDO/ABS                                                                     --     392    897        --        1,289
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, available for sale                             --  23,928  3,141        --       27,069
                                                                              ------- ------- ------      ----      -------
   Fixed maturity securities, hybrid:
       Corporate debt                                                              --      --     --        --           --
       CMBS                                                                        --      --      1                      1
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, hybrid                                         --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Fixed maturity securities, trading:
       Corporate debt                                                              --       4     --        --            4
       CMBS                                                                        --      --     19        --           19
       CDO/ABS                                                                     --      --    250        --          250
                                                                              ------- ------- ------      ----      -------
   Total fixed maturity securities, trading                                        --       4    269        --          273
                                                                              ------- ------- ------      ----      -------
   Equity securities, available for sale:
       Common stock                                                                 7       1     10        --           18
       Preferred stock                                                             --       1     25        --           26
                                                                              ------- ------- ------      ----      -------
   Total equity securities, available for sale                                      7       2     35        --           44
                                                                              ------- ------- ------      ----      -------
   Equity securities, trading:
       Common stock                                                                --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Total equity securities, trading                                                --      --      1        --            1
                                                                              ------- ------- ------      ----      -------
   Partnerships and other invested assets /(1)/                                     3     214    677        --          894
   Short-term investments /(2)/                                                    21   2,229     --        --        2,250
   Derivative assets:
       Interest rate contracts                                                     --       3     --        --            3
       Foreign exchange contracts                                                  --       9     --        --            9
       Equity contracts                                                             8      --     --        --            8
       Counterparty netting                                                        --      --     --       (12)         (12)
   Separate account assets                                                     25,069     297     --        --       25,366
                                                                              ------- ------- ------      ----      -------
Total                                                                         $25,108 $26,686 $4,124      $(12)     $55,906
                                                                              ======= ======= ======      ====      =======
LIABILITIES:
   Policyholder contract deposits /(3)/                                       $    -- $    -- $   64      $ --      $    64
   Derivative liabilities:
       Foreign exchange contracts                                                  --      54     --        --           54
       Counterparty netting                                                        --      --     --       (12)         (12)
                                                                              ------- ------- ------      ----      -------
Total                                                                         $    -- $    54 $   64      $(12)     $   106
                                                                              ======= ======= ======      ====      =======

/(a)/ Represents netting of derivative exposures covered by a qualifying master netting agreement

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                      Counterparty
At December 31, 2009                                                          Level 1 Level 2 Level 3 Netting /(a)/    Total
--------------------                                                          ------- ------- ------- ------------  -----------
                                                                                         (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government securities and government sponsored entities           $    -- $   163 $   --      $ --      --  $   163
       Foreign government                                                          --     227     --        --              227
       Obligations of states, municipalities and political subdivisions            --      60     --        --               60
       Corporate debt                                                              --  13,618    854        --           14,472
       RMBS                                                                        --   4,832    622        --            5,454
       CMBS                                                                        --     482    558        --            1,040
       CDO/ABS                                                                     --     219    859        --            1,078
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, available for sale                             --  19,601  2,893        --           22,494
                                                                              ------- ------- ------      ----      -----------
   Fixed maturity securities, hybrid:
       Corporate debt                                                              --      --      3        --                3
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, hybrid                                         --      --      3        --                3
                                                                              ------- ------- ------      ----      -----------
   Fixed maturity securities, trading:
       Corporate debt                                                              --       4     --        --                4
       CMBS                                                                        --      30      8        --               38
       CDO/ABS                                                                     --      --    132        --              132
                                                                              ------- ------- ------      ----      -----------
   Total fixed maturity securities, trading                                        --      34    140        --              174
                                                                              ------- ------- ------      ----      -----------
   Equity securities, available for sale:
       Common stock                                                                39      --      7        --               46
       Preferred stock                                                             --       4     21        --               25
                                                                              ------- ------- ------      ----      -----------
   Total equity securities, available for sale                                     39       4     28        --               71
                                                                              ------- ------- ------      ----      -----------
   Equity securities, trading:
       Common stock                                                                --      --      1        --                1
                                                                              ------- ------- ------      ----      -----------
   Total equity securities, trading                                                --      --      1        --                1
                                                                              ------- ------- ------      ----      -----------
   Partnerships and other invested assets /(1)/                                    16     261    421        --              698
   Short-term investments /(2)/                                                    21   4,359     --        --            4,380
   Derivative assets                                                               10      10     --        --               20
   Counterparty netting                                                            --      --     --       (10)             (10)
   Separate account assets                                                     22,928      --     --        --           22,928
                                                                              ------- ------- ------      ----      -----------
Total                                                                         $23,014 $24,269 $3,486      $ --          $50,769
                                                                              ======= ======= ======      ----      -----------
LIABILITIES:
   Policyholder contract deposits /(3)/                                       $    -- $    -- $   76      $ --          $    76
   Derivative liabilities                                                          --      31     --        --               31
   Counterparty netting                                                            --      --     --       (10)             (10)
                                                                              ------- ------- ------      ----      -----------
Total                                                                         $    -- $    31 $   76      $(10)         $    97
                                                                              ======= ======= ======      ====      ===========

(1) Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(2) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $2,398 million and $1,298 million at December 31, 2010 and 2009, respectively.
(3) Amount presented for policyholder contract deposits in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2010 and 2009, Level 3 assets were 6.1 percent and 5.7 percent of total assets and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2010.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following table present changes during the years ended December 31, 2010 and 2009 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income (loss) during the years ended December 31, 2010 and 2009 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2010 and 2009:

                                                               Net
                                                             Realized                                               Changes in
                                                               and                                                  Unrealized
                                                            Unrealized                Purchases,                       Gains
                                                              Gains     Accumulated     Sales,                      (Losses) on
                                                             (Losses)      Other      Issuances             Balance Instruments
                                                  Balance -  included  Comprehensive     and                 - End    Held at
                                                  Beginning     in        Income     Settlements,             of      End of
December 31, 2010                                 of Period Income (1)    (Loss)         Net      Transfers Period    Period
-----------------                                 --------- ---------- ------------- ------------ --------- ------- -----------
                                                                                  (In millions)
Assets:
   Fixed maturity securities, available for
     sale:
       Obligations of states, municipalities
         and political subdivisions                $   --     $  --        $ --         $  --       $  --   $   --     $ --
       Corporate debt                                 854       (19)         31           (32)       (439)     395       --
       RMBS                                           622       (83)        152           (78)        290      903       --
       CMBS                                           558      (239)        590           (89)        126      946       --
       CDO/ABS                                        859        34          59           (81)         26      897       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities,
     available for sale                             2,893      (307)        832          (280)          3    3,141       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Fixed maturity securities, hybrid:
       Corporate debt                                   3        --          --            (3)         --       --        1
       CMBS                                            --        --          --             1          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities, hybrid              3        --          --            (2)         --        1        1
                                                   ------     -----        ----         -----       -----   ------     ----
   Fixed maturity securities, trading:
       CMBS                                             8        11          --           (34)         34       19       19
       CDO/ABS                                        132        89          --            29          --      250       88
                                                   ------     -----        ----         -----       -----   ------     ----
   Total fixed maturity securities, trading           140       100          --            (5)         34      269      107
                                                   ------     -----        ----         -----       -----   ------     ----
   Equity securities, available for sale:
       Common stock                                     7        --           2             1          --       10       --
       Preferred stock                                 21        (2)          3             2           1       25       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total equity securities, available for
     sale                                              28        (2)          5             3           1       35       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Equity securities, trading:
       Common stock                                     1        --          --            --          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Total equity securities, trading                     1        --          --            --          --        1       --
                                                   ------     -----        ----         -----       -----   ------     ----
   Partnerships and other invested assets             421         5          66           145          40      677       --
                                                   ------     -----        ----         -----       -----   ------     ----
Total                                              $3,486     $(204)       $903         $(139)      $  78   $4,124     $108
                                                   ======     =====        ====         =====       =====   ======     ====
Liabilities:
   Policyholder contract deposits                  $   76     $ (37)       $ --         $  25       $  --   $   64     $(27)
                                                   ------     -----        ----         -----       -----   ------     ----
Total                                              $   76     $ (37)       $ --         $  25       $  --   $   64     $(27)
                                                   ======     =====        ====         =====       =====   ======     ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

                                                                                                                       Changes
                                                                                                                         in
                                                                Net                                                  Unrealized
                                                              Realized                                                  Gains
                                                                and                                                   (Losses)
                                                             Unrealized                Purchases,                        on
                                                               Gains     Accumulated     Sales,                      Instruments
                                                   Balance -  (Losses)      Other      Issuances             Balance   Held at
                                                   Beginning  included  Comprehensive     and                 - End      End
                                                      of         in        Income     Settlements,             of        of
December 31, 2009                                   Period   Income (1)    (Loss)         Net      Transfers Period    Period
-----------------                                  --------- ---------- ------------- ------------ --------- ------- -----------
                                                                                   (In millions)
Assets:
   Fixed maturity securities, available for
     sale:
       Obligations of states, municipalities
         and political subdivisions                 $   75     $  --        $ --         $ (75)      $  --   $   --     $  --
       Corporate debt                                1,065        12         271          (245)       (249)     854        --
       RMBS                                            576      (134)        146           (40)         74      622        --
       CMBS                                            307      (207)        227          (105)        336      558        --
       CDO/ABS                                         447       (40)        229            84         139      859        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities,
     available for sale                              2,470      (369)        873          (381)        300    2,893        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Fixed maturity securities, hybrid:
       Corporate debt                                   --        --          --            --           3        3        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities, hybrid              --        --          --            --           3        3        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Fixed maturity securities, trading:
       CMBS                                              4         1          --            --           3        8         2
       CDO/ABS                                         136       (11)         --             7          --      132       (11)
                                                    ------     -----        ----         -----       -----   ------     -----
   Total fixed maturity securities, trading            140       (10)         --             7           3      140        (9)
                                                    ------     -----        ----         -----       -----   ------     -----
   Equity securities, available for sale:
       Common stock                                      8        (7)          5             1          --        7        --
       Preferred stock                                  19        (3)          8            --          (3)      21        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total equity securities, available for
     sale                                               27       (10)         13             1          (3)      28        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Equity securities, trading:
       Common stock                                      1        --          --            --          --        1        --
                                                    ------     -----        ----         -----       -----   ------     -----
   Total equity securities, trading                      1        --          --            --          --        1        --
                                                    ------     -----        ----         -----       -----   ------     -----
       Partnerships and other invested assets          434       (69)         26            30          --      421        --
                                                    ------     -----        ----         -----       -----   ------     -----
Total                                               $3,072     $(458)       $912         $(343)      $ 303   $3,486     $  (9)
                                                    ======     =====        ====         =====       =====   ======     =====
Liabilities:
       Policyholder contract deposits               $  210     $(149)       $ (8)        $  23       $  --   $   76     $(148)
                                                    ------     -----        ----         -----       -----   ------     -----
Total                                               $  210     $(149)       $ (8)        $  23       $  --   $   76     $(148)
                                                    ======     =====        ====         =====       =====   ======     =====

     (1) Net realized and unrealized gains (losses) related to Level 3 items shown above are reported in net realized investment gains (losses) in the consolidated statements of income (loss), except for fixed maturity trading securities which are reported in net investment income in the consolidated statements of income (loss).

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2010 and 2009 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated securities).

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income (loss) and comprehensive income (loss) by changes in separate account liabilities, which are not carried at fair value and therefore not included in the tables above.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

TRANSFERS OF LEVEL 3 ASSETS AND LIABILITIES

The Company's policy is to transfer assets and liabilities into Level 3 when a significant input cannot be corroborated with market observable data. This may include circumstances in which market activity has dramatically decreased and transparency to underlying inputs cannot be observed, current prices are not available and substantial price variances in quotations among market participants exist.

The following table provides the components of the transfers of Level 3 assets on a gross basis:

                               Gross Transfers Gross Transfers Net Transfers In
At December 31, 2010                 In             (Out)           (Out)
--------------------           --------------- --------------- ----------------
                                                (In millions)
ASSETS:
   Corporate debt                     227            (666)           (439)
   RMBS                               309             (19)            290
   CMBS                               175             (15)            160
   CDOs                               167            (141)             26
   Non-redemable preferred
     stocks, avaliable for
     sale                               1              --               1
   Common stocks, avaliable
     for sale at fair value             1              (1)             --
   Partnerships                       167            (127)             40
                                   ------           -----           -----
Total assets                       $1,047           $(969)          $  78
                                   ======           =====           =====

During the year ended December 31, 2010, the Company transferred into Level 3 approximately $1,047 million of assets consisting of certain private placement corporate debt, RMBS, CMBS, and CDOs as well as certain investment partnerships. Transfers into Level 3 for private placement corporate debt were primarily the result of the Company overriding matrix pricing information downward to better reflect the additional risk premium associated with those securities that the Company believes was not captured in the matrix. The transfers into Level 3 related to investments in certain RMBS, CMBS and CDOs were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Investment partnerships transferred into Level 3 were primarily comprised of certain hedge funds with limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or when a long-term interest rate significant to a valuation becomes short-term and thus observable. During the year ended December 31, 2010, the Company transferred approximately $969 million of assets out of Level 3. These transfers out of Level 3 are primarily related to investments in certain private placement corporate debt, RMBS, CMBS and CDOs as well as certain investment partnerships. Transfers out of Level 3 for private placement corporate debt were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities without the need for adjustment based on the Company's own assumption regarding the characteristics of a specific security or the current liquidity in the market. Transfers out of Level 3 for RMBS investments were primarily due to increased usage of pricing from valuation service providers that were reflective of market activity, where previously an internally adjusted price had been used. Similarly, transfers out of Level 3 for CMBS and CDO investments backed by corporate credits were primarily the result of the Company using observable pricing information or a third party pricing quote that appropriately reflects the fair value of those securities, without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. Certain investment partnerships were transferred out of Level 3 primarily due to the availability of information related to the underlying assets of these funds.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2010.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                                 December 31, 2010       December 31, 2009
-                                                                             ----------------------- -----------------------
                                                                              Fair Value              Fair Value
                                                                               Using Net   Unfunded    Using Net   Unfunded
(in millions)                      Investment Category Includes               Asset Value Commitments Asset Value Commitments
-------------          ------------------------------------------------------ ----------- ----------- ----------- -----------
INVESTMENT CATEGORY                                                                            (In millions)
Private equity funds:
   Leveraged buyout    Debt and/or equity investments made as part of a          $286        $115        $207        $168
                       transaction in which assets of mature companies are
                       acquired from the current shareholders, typically
                       with the use of financial leverage.
   Non-U.S.            Investments that focus primarily on Asian and               11          22          14          10
                       European based buyouts, expansion capital, special
                       situations, turnarounds, venture capital, mezzanine
                       and distressed opportunities strategies.
   Venture capital     Early-stage, high-potential, growth companies               11           6           8           2
                       expected to generate a return through an eventual
                       realization event, such as an initial public offering
                       or sale of the company.
   Fund of funds       Funds that invest in other funds, which invest in           14          --          16          --
                       various diversified strategies
   Distressed          Securities of companies that are already in default,        95          15          78          26
                       under bankruptcy protection, or troubled.
   Other               Real estate, energy, multi-strategy, mezzanine, and         84          38          84          55
                       industry-focused strategies.
                                                                                 ----        ----        ----        ----
Total private equity funds                                                        501         196         407         261
                                                                                 ----        ----        ----        ----
Hedge funds:
   Event-driven        Securities of companies undergoing material                118          --          87          --
                       structural changes, including mergers, acquisitions
                       and other reorganizations.
   Long-short          Securities that the manager believers are                   66          --         119          --
                       undervalued, with corresponding short positions to
                       hedge market risk.
   Distressed          Securities of companies that are already in default,       102          --          32          --
                       under bankruptcy protection or troubled.
   Other               Non-U.S. companies, futures and commodities,                79          --          23          --
                       macro and multi-strategy and industry-focused
                       strategies.
                                                                                 ----        ----        ----        ----
Total hedge funds                                                                 365          --         261          --
                                                                                 ----        ----        ----        ----
Total                                                                            $866        $196        $668        $261
                                                                                 ====        ====        ====        ====

At December 31, 2010, private equity fund investments included above are not redeemable during the lives of the funds and have expected remaining lives that extend in some cases more than 10 years. At that date, 9 percent of the total above had expected remaining lives of less than three years, 39 percent between 3 and 7 years and 52 percent between 7 and 10 years. Expected lives are based upon legal maturity, which can be extended at the fund manager's discretion, typically in one-year increments.

At December 31, 2010, hedge fund investments included above are redeemable quarterly (55 percent), semi-annually (28 percent) and annually (18 percent), with redemption notices ranging from 30 days to 180 days. More

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

than 91 percent require redemption notices of less than 90 days. Investments representing approximately 75 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place in 2008 and do not have stated end dates. The remaining restrictions, which have pre-defined end dates, are generally expected to be lifted by the end of 2011. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid. In order to treat investors fairly and to accommodate subsequent subscription and redemption requests, the fund manager isolates these illiquid assets from the rest of the fund until the assets become liquid.

3.3 FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company also measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

COST AND EQUITY-METHOD INVESTMENTS

When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed in Valuation Methodologies, above, for Partnerships.

MORTGAGE AND OTHER LOANS

When the Company determines that the fair carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in earnings. In such cases, the Company measures the fair value of these assets using the techniques discussed below for mortgage and other loans.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING

The Company may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $88.6 million for the year ended December 31, 2010. The Company recorded losses of $10.8 million and $37.5 million in the years ended December 31, 2009 and 2008, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income (loss).

3.4 FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR
VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

MORTGAGE AND OTHER LOANS RECEIVABLE

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information. The fair values of the policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

Fair values of loans on real estate and collateral loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates that the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rates that market

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participants would use. The fair values of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

SHORT-TERM INVESTMENTS

The carrying values of these assets and liabilities approximate fair values because of the relatively short period of time between origination and expected realization.

POLICYHOLDER CONTRACT DEPOSITS ASSOCIATED WITH INVESTMENT-TYPE CONTRACTS

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

THE FOLLOWING TABLE PRESENTS THE CARRYING VALUE AND ESTIMATED FAIR VALUE OF THE COMPANY'S FINANCIAL INSTRUMENTS:

                                                   December 31, 2010   December 31, 2009
                                                   ----------------  ---------------------
                                                   Carrying   Fair     Carrying     Fair
                                                    Amount    Value     Amount      Value
                                                   --------  ------- ------------- -------
                                                                     (In millions)
ASSETS:
   Fixed maturity securities, available for sale   $27,069   $27,069    $22,494    $22,494
   Fixed maturity securities, hybrid                     1         1          3          3
   Fixed maturity securities, trading                  273       273        174        174
   Equity securities, available for sale                44        44         71         71
   Equity securities, trading                            1         1          1          1
   Mortgage and other loans                          3,995     4,208      4,219      4,206
   Policy loans                                        943       943        956        956
   Partnerships and other invested assets            2,066     2,066      1,686      1,686
   Short-term investments                            4,648     4,648      5,678      5,678
   Derivative assets                                     8         8         10         10
   Accrued investment income                           444       444        395        395
   Separate account assets                          25,366    25,366     22,928     22,928
LIABILITIES:
   Policyholder contract deposits (1)              $33,985   $37,447    $32,428    $34,509
   Derivative liabilities                               42        42         21         21

(1)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.

4. INVESTMENTS

4.1 FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

Fixed maturity and equity securities classified as available-for-sale are reported at fair value. The cost or amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale by major category follow:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                       Cost or    Gross      Gross    Estimated  Temporary
                                                      Amortized Unrealized Unrealized   Fair    Impairments
                                                        Cost      Gains      Losses     Value     in AOCI
                                                      --------- ---------- ---------- --------- -----------
                                                                          (In millions)
December 31, 2010
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                                $   176    $   13     $  --     $   189     $  --
   Foreign government                                      298        25        (1)        322        --
   Obligations of states, municipalities and
     political subdivisions                                 86         3        (1)         88        --
   Corporate debt                                       17,458     1,321      (135)     18,644        22
   RMBS                                                  5,097       146      (246)      4,997      (105)
   CMBS                                                  1,438       143      (168)      1,413        (8)
   CDO/ABS                                               1,290        70       (71)      1,289       (14)
   Affiliated securities                                   141        --       (14)        127        --
                                                       -------    ------     -----     -------     -----
Total fixed maturity securities, available for sale     25,984     1,721      (636)     27,069      (105)
                                                       -------    ------     -----     -------     -----
Equity securities, available for sale:
   Common stocks                                             9         9        --          18        --
   Preferred stocks                                         17        10        (1)         26        --
   Mutual funds                                             --        --        --          --        --
                                                       -------    ------     -----     -------     -----
Total equity securities, available for sale                 26        19        (1)         44        --
                                                       -------    ------     -----     -------     -----
Total                                                  $26,010    $1,740     $(637)    $27,113     $(105)
                                                       =======    ======     =====     =======     =====

                                                                                                Other-Than-
                                                       Cost or    Gross      Gross    Estimated  Temporary
                                                      Amortized Unrealized Unrealized   Fair    Impairments
                                                        Cost      Gains      Losses     Value     in AOCI
                                                      --------- ---------- ---------- --------- -----------
                                                                          (In millions)
December 31, 2009
-----------------
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                                $   167    $   --    $    (4)   $   163     $  --
   Foreign government                                      208        21         (2)       227        --
   Obligations of states, municipalities and
     political subdivisions                                 58         2         --         60        --
   Corporate debt                                       13,628       925       (194)    14,359        19
   RMBS                                                  5,929       176       (651)     5,454      (173)
   CMBS                                                  1,698        21       (679)     1,040      (188)
   CDO/ABS                                               1,130        56       (108)     1,078        11
   Affiliated securities                                   159        --        (46)       113        --
                                                       -------    ------    -------    -------     -----
Total fixed maturity securities, available for sale     22,977     1,201     (1,684)    22,494      (331)
                                                       -------    ------    -------    -------     -----
Equity securities, available for sale:
   Common stocks                                            23        24         (1)        46        --
   Preferred stocks                                         20         7         (2)        25        --
                                                       -------    ------    -------    -------     -----
Total equity securities, available for sale                 43        31         (3)        71        --
                                                       -------    ------    -------    -------     -----
Total                                                  $23,020    $1,232    $(1,687)   $22,565     $(331)
                                                       =======    ======    =======    =======     =====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2010 and 2009:

                                                      Less than 12 Months 12 Months or More       Total
                                                      ------------------  ----------------  ----------------
                                                                Gross              Gross             Gross
                                                      Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2010                                     Value     Losses    Value    Losses   Value    Losses
-----------------                                     ------  ----------  ------ ---------- ------ ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                               $   --    $  --     $   --   $  --    $   --   $  --
   Foreign government                                     46       (1)        --      --        46      (1)
   Obligations of states, municipalities and
     political subdivisions                               30       (1)        --      --        30      (1)
   Corporate debt                                      2,573     (104)       372     (31)    2,945    (135)
   RMBS                                                1,245      (22)     1,161    (224)    2,406    (246)
   CMBS                                                  106       (2)       648    (166)      754    (168)
   CDO/ABS                                               551      (38)       180     (33)      731     (71)
   Affiliated securities                                  --       --         85     (14)       85     (14)
                                                      ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale    4,551     (168)     2,446    (468)    6,997    (636)
                                                      ------    -----     ------   -----    ------   -----
Equity securities, available for sale:
   Common stocks                                          --       --         --      --        --      --
   Preferred stocks                                        2       (1)        --      --         2      (1)
   Mutual funds                                           --       --         --      --        --      --
                                                      ------    -----     ------   -----    ------   -----
Total equity securities, available for sale                2       (1)        --      --         2      (1)
                                                      ------    -----     ------   -----    ------   -----
Total                                                 $4,553    $(169)    $2,446   $(468)   $6,999   $(637)
                                                      ======    =====     ======   =====    ======   =====

                                                      Less than 12 Months 12 Months or More       Total
                                                      ------------------  ----------------  ----------------
                                                                Gross              Gross             Gross
                                                      Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2009                                     Value     Losses    Value    Losses   Value    Losses
-----------------                                     ------  ----------  ------ ---------- ------ ----------
                                                                          (In millions)
Fixed maturity securities, available for sale:
   U.S. government securities and government
     sponsored entities                               $  160   $    (4)   $   --   $  --    $  160  $    (4)
   Foreign government                                     16        (1)       14      (1)   $   30  $    (2)
   Corporate debt                                      2,406      (107)    1,160     (87)    3,566     (194)
   RMBS                                                  930      (336)    1,460    (315)    2,390     (651)
   CMBS                                                  598      (640)      188     (39)      786     (679)
   CDO/ABS                                               306       (93)      179     (15)      485     (108)
   Affiliated securities                                  --        --        72     (46)       72      (46)
                                                      ------   -------    ------   -----    ------  -------
Total fixed maturity securities, available for sale    4,416    (1,181)    3,073    (503)    7,489   (1,684)
                                                      ------   -------    ------   -----    ------  -------
Equity securities, available for sale:
   Common stocks                                           5        (1)       --      --         5       (1)
   Preferred stocks                                        2        (2)       --      --         2       (2)
                                                      ------   -------    ------   -----    ------  -------
Total equity securities, available for sale                7        (3)       --      --         7       (3)
                                                      ------   -------    ------   -----    ------  -------
Total                                                 $4,423   $(1,184)   $3,073   $(503)   $7,496  $(1,687)
                                                      ======   =======    ======   =====    ======  =======

As of December 31, 2010, the Company held 684 individual fixed maturity and equity securities that were in an unrealized loss position, of which 358 individual securities were in an unrealized loss position continuously for twelve months or more.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2010, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and estimated fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2010 were as follows:

                                                                  Total Fixed Maturity
                                                                  Available for Sale Securities
                                                                  -----------------------------
                                                                  Amortized      Estimated
                                                                    Cost         Fair Value
                                                                  ---------      ----------
                                                                     (In millions)
Due in one year or less                                            $   650        $   668
Due after one year through five years                                4,739          5,140
Due after five years through ten years                               9,722         10,290
Due after ten years                                                  3,048          3,272
Mortgage-backed, asset backed and collateralized securities          7,825          7,699
                                                                   -------        -------
Total fixed maturity securities, available for sale                $25,984        $27,069
                                                                   =======        =======

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

At December 31, 2010, the Company's investments included one investment in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity. The investment was in a short-term money market investment of $4.5 billion. At December 31, 2009, the Company's investments included two investments in single entities that each exceeded 10 percent of the Company's consolidated shareholder's equity. These investments included a short-term money market investment of $5.6 billion and highly-rated mortgage-backed securities of a single issuer of $491.8 million.

At December 31, 2010, $2.6 million of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

See Note 7 for information on events and transactions related to the Company's participation in AIG's U.S. Securities Lending Program.

4.2 FIXED MATURITY SECURITIES, TRADING

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinated to the repayment of a loan from the New York Fed to ML II.

Neither AIG nor the Company have any control rights over ML II. The Company has determined that ML II is a variable interest entity ("VIE") and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See
Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net unrealized gains and losses included in the consolidated statements of income (loss) from fixed maturity securities classified as trading securities in 2010, 2009 and 2008 were $107.5 million gains, $7.5 million gains and $84.7 million losses, respectively.

See Note 7 herein for additional information regarding the Securities Lending Program and the sale of the RMBS to ML II.

4.3 MORTGAGE LOANS ON REAL ESTATE

At December 31, 2010, the Company had direct commercial U.S. mortgage loan exposure of $4.03 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2010, were as follows:

State         # of Loans Amount* Apartments Offices Retail Industrial Hotels Other % of Total
-----         ---------- ------- ---------- ------- ------ ---------- ------ ----- ----------
                                              ($ In millions)
California        53     $  959     $ 32    $  447   $ 60     $193     $154  $ 73     23.8%
New York          30        532       75       340     80        3       10    24     13.2%
New Jersey        19        368      138        93    112        5       --    20      9.1%
Florida           31        343       24       111     78       75       --    55      8.5%
Texas             19        277       12        84     48       76       48     9      6.9%
Other states     141      1,556      283       490    431      126       85   141     38.5%
                 ---     ------     ----    ------   ----     ----     ----  ----    -----
   Total         293     $4,035     $564    $1,565   $809     $478     $297  $322    100.0%
                 ===     ======     ====    ======   ====     ====     ====  ====    =====

*  Excludes portfolio valuation allowance

The Company's mortgage and other loan valuation allowance activity are as follows:

                                       2010  2009  2008
                                       ----  ----  ----
                                        (In millions)
Allowance, beginning of year           $113  $  6  $--
   Additions to allowance for losses     85   131    6
   Charge-offs, net of recoveries       (61)  (24)  --
                                       ----  ----  ---
Allowance, end of period               $137  $113  $ 6
                                       ====  ====  ===

The Company's impaired mortgage loans are as follows:

                                              2010  2009  2008
                                              ----  ----  ----
                                               (In millions)
Impaired loans with valuation allowances      $242  $188  $--
Impaired loans without valuation allowances     59    65   --
                                              ----  ----  ---
   Total impaired loans                        301   253   --
Less: Valuation allowances on impaired loans   (61)  (46)  --
                                              ----  ----  ---
   Impaired loans, net                        $240  $207  $--
                                              ====  ====  ===

The Company recognized $13.6 million, $15.5 million and $1.3 million in interest income on the above impaired mortgage loans for the years ended December 31, 2010, 2009 and 2008, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4.4 INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2010     2009    2008
                                            ------  -------  ------
                                                 (In millions)
Investment income:
   Fixed maturities                         $1,795  $ 1,681  $1,410
   Equity securities                            --        2       2
   Mortgage and other loans receivable         261      295     278
   Policy loans                                 51       53      56
   Partnerships and other invested assets      146       (5)   (415)
   Other investment income                      17       19     100
                                            ------  -------  ------
Gross investment income                      2,270   2 ,045   1,431
Investment expenses                            (24)     (23)    (17)
                                            ------  -------  ------
Net investment income                       $2,246  $ 2,022  $1,414
                                            ======  =======  ======

The carrying value of investments that produced no investment income during 2010 was $244.1 million, which is 0.6 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

4.5 NET REALIZED INVESTMENT GAINS (LOSSES)

Realized gains (losses) by type of investment were as follows for the years ended December 31:

                                                                              2010   2009    2008
                                                                             -----  -----  -------
                                                                                 (In millions)
Sales of fixed maturity securities, available for sale:
   Gross gains                                                               $ 233  $ 183  $   678
   Gross losses                                                                (21)   (35)    (898)
Sales of equity securities, available for sale:
   Gross gains                                                                  20      8       17
   Gross losses                                                                 (1)    (2)      --
Mortgage and other loans:
   Gross gains                                                                  12      6       --
   Gross losses                                                                (85)  (133)      (3)
Partnerships and other invested assets:
   Gross gains                                                                  15     10       25
   Gross losses                                                                 (8)   (18)      (7)
Derivatives:
   Gross gains                                                                 259    289      751
   Gross losses                                                               (226)  (322)    (882)
Securities lending collateral, including other-than-temporary impairments       30     (5)  (3,562)
Other-than-temporary impairments:
   Total other-than-temporary impairments on available for sale securities    (296)  (623)  (3,060)
   Portion of other-than-temporary impairments on available for sale fixed
     maturity securities recognized in accumulated other comprehensive loss   (114)  (156)      --
                                                                             -----  -----  -------
Net other-than-temporary impairments on available for sale securities
  recognized in net income (loss)                                             (410)  (779)  (3,060)
Other-than-temporary impairments on all other investments                      (29)  (108)     (37)
                                                                             -----  -----  -------
Net realized investment gains (losses) before taxes                          $(211) $(906) $(6,978)
                                                                             =====  =====  =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the credit impairments recognized in earnings for available for sale fixed maturity securities held by the
Company:

                                                                                 Twelve             Nine
                                                                              Months Ended      Months Ended
                                                                            December 31, 2010 December 31, 2009
                                                                            ----------------- -----------------
                                                                                       (In millions)
Balance, beginning of period                                                     $1,306            $   --
Increases due to:
   Credit losses remaining in accumulated deficit related to the adoption
     of new other-than-temporary impairment standard                                 --             1,101
   Credit impairments on new securities subject to impairment losses                104                24
   Additional credit impairments on previously impaired securities                  293               357
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior
     intent or requirement to sell                                                   93               141
   Credit impaired securities for which there is a current intent or
     anticipated requirement to sell                                                  4                --
   Accretion on securities previously impaired due to credit                         43                35
Other                                                                               (18)               --
                                                                                 ------            ------
Balance, end of year                                                             $1,545            $1,306
                                                                                 ======            ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2010
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $   33     $  3      $   --      $ --
   Foreign exchange contracts                             84        9         202        54
   Equity contracts                                    1,820        8          --        --
   Other contracts /(3)/                                  --       --       2,039        64
                                                      ------     ----      ------      ----
Total derivatives, gross                              $1,937       20      $2,241       118
                                                      ======               ======
   Counterparty netting /(4)/                                     (12)                  (12)
   Cash collateral                                                 --                    --
                                                                 ----                  ----
Total derivatives, net                                              8                   106
Less: Bifurcated embedded derivatvies /(5)/                        --                    64
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $  8                  $ 42
                                                                 ====                  ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Derivative Assets   Derivative Liabilities
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2009
-----------------
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $   33     $  3      $   --      $ --
   Foreign exchange contracts                             84        8         227        31
   Equity contracts                                    1,877        9          --        --
   Other contracts /(3)/                                  --       --       1,636        76
                                                      ------     ----      ------      ----
Total derivatives, gross                              $1,994       20      $1,863       107
                                                      ======               ======
   Counterparty netting /(3)/                                     (10)                  (10)
   Cash collateral                                                 --                    --
                                                                 ----                  ----
Total derivatives, net                                             10                    97
Less: Bifurcated embedded derivatvies                              --                    76
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $ 10                  $ 21
                                                                 ====                  ====

(1) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.
(2) Fair value amounts are shown before the effects of counterparty netting adjustments. See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(3) Included in the Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(4) Represents netting of derivative exposures covered by a qualifying master netting agreement.
(5) Current period includes a change in valuation assumption relating to embedded policy derivatives.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income
(loss):

                                                    2010   2009   2008
                                                    ----  -----  -----
                                                       (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                          $  2  $   1  $   2
   Foreign exchange contracts                        (24)   (49)    79
   Equity contracts                                   28   (131)   147
   Other contracts                                    27    146   (358)
                                                    ----  -----  -----
Total                                               $ 33  $ (33) $(130)
                                                    ====  =====  =====

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income (loss).

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2010 and December 31, 2009, the Company had $20.4 million and $12.9 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date. See Note 14 for additional discussion on this related party relationship.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support, or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders.

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other variable interest entities, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

EXPOSURE TO LOSS

The Company's total off-balance sheet exposure associated with VIEs was $42.9 million at December 31, 2010. The Company had no off balance sheet exposure associated with VIEs at December 31, 2009.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                               Maximum Exposure to Loss
                                                             ----------------------------
                                                   Total VIE On-Balance Off-Balance
                                                    Assets     Sheet       Sheet    Total
                                                   --------- ---------- ----------- -----
                                                               (In millions)
December 31, 2010
-----------------
Real estate and investment funds                    $ 1,923     $174        $43     $217
Maiden Lane II                                       16,455      250         --      250
Castle 1 Trust                                          871      153         --      153
Castle 2 Trust                                          881       98         --       98
                                                    -------     ----        ---     ----
Total                                               $20,130     $675        $43     $718
                                                    =======     ====        ===     ====
December 31, 2009
-----------------
Real estate and investment funds                    $   887     $138        $--     $138
Maiden Lane II                                       15,911      132         --      132
Castle 1 Trust                                          908      140         --      140
Castle 2 Trust                                          921       90         --       90
                                                    -------     ----        ---     ----
Total                                               $18,627     $500        $--     $500
                                                    =======     ====        ===     ====

BALANCE SHEET CLASSIFICATION

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                   At December 31,
                                                   ---------------
                                                   Unconsolidated
                                                     VIEs
                                                   ---------------
                                                   2010    2009
                                                   ----    ----
                                                   (In millions)
Assets:
   Available for sale securities                   $ 86    $ 72
   Trading securities                               250     132
   Other invested assets                            339     296
                                                    ----    ----
Total assets                                       $675    $500
                                                    ====    ====

REAL ESTATE AND INVESTMENT FUNDS

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs.

MAIDEN LANE II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Notes 3 herein for further discussion.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


AIRCRAFT TRUSTS

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities. Please see Note 14 herein for additional information on these entities.

RMBS, CMBS, OTHER ABS AND CDOS

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 Fair Value and Note 4 Investments herein.

MORTGAGE BACKED SECURITIES

The Company is a passive investor in mortgage backed securities primarily issued by domestic entities that are typically structured as a Qualifying Special Purpose Entity ("QSPE"). The Company does not sponsor or transfer assets to the entities and was not involved in the design of the entities; as such, the Company has not included these entities in the above table. As the non-sponsor and non-transferor, the Company does not have the information needed to conclusively verify that these entities are QSPEs. The Company's maximum exposure is limited to its investment in securities issued by these entities and is not the primary beneficiary of the overall entity activities. The fair value of the Company's investment in mortgage backed securities is disclosed in Note 3.

7. SECURITIES LENDING PROGRAM

The Company and certain other wholly owned U.S. insurance company subsidiaries of AIG historically participated in AIG's U.S. securities lending program (the "Securities Lending Program"), which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the insurance company participants (collectively, "the Participants").

During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

On December 12, 2008, the Securities Lending Program was terminated, following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions. Prior to the termination of the Securities Lending Program, the Participants recognized realized capital losses on other-than-temporary impairments and sales of the long-term investments. AIG made capital contributions to the Participants, which were funded directly to the Securities Lending Program's collateral account, and which largely offset the obligations of the Participants to contribute to the collateral account their pro rata share of any investment losses incurred.

The Company recorded the following amounts in 2008 related to the Securities Lending Program:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                      (In millions)
For the year ended December 31, 2008:
Realized losses on securities lending collateral:
   Net realized losses on RMBS sold to ML II                             $  (379)
   Net realized losses on all other asset sales                             (352)
   Realized losses due to other-than-temporary declines in value          (2,831)
                                                                         -------
       Total                                                             $(3,562)
                                                                         =======
Net realized losses related to lent securities with insufficient collateral:
   Deemed sales of lent securities                                       $  (109)
   Forward purchase commitments                                             (174)
                                                                         -------
       Total                                                             $  (283)
                                                                         =======

At December 31, 2008, the Company's assets included undistributed funds held in the Securities Lending Program collateral account and a receivable from affiliate for amounts due to the Company from the Agent. The Company received settlement of these amounts during 2009, and terminated its securities lending agency agreement with the Agent effective as of December 31, 2009.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants reported the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. The assets distributed included corporate credit and other asset-backed securities. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2009 and 2008. In 2010, a settlement with the Lehman estate was reached, and the settlement was funded on September 10, 2010. The Company recognized a realized gain in 2010 of $29.6 million as an adjustment to the estimated losses previously recorded on the sale treatment of the lent securities.

8. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                   2010       2009       2008
                                                  ------  ------------- ------
                                                          (In millions)
Balance at January 1                              $2,153     $2,497     $1,984
   Deferrals                                         153        139        175
   Amortization expense                             (124)      (122)      (184)
   Effect of net unrealized (gains) losses on
     securities (1)                                 (282)      (394)       169
   Effect of net realized (gains) losses on
     securities (2)                                   22         86        505
   Effect of unlocking of assumptions used in
     estimating future gross profits                  --        (57)      (154)
   Increase due to foreign exchange                    1          4          2
                                                  ------     ------     ------
Balance at December 31                            $1,923     $2,153     $2,497
                                                  ======     ======     ======

(1) In 2010, an increase of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (2) below with no net effect impact to the DAC balance. In 2009, an increase of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the DAC balance.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


(2) In 2010, a decrease of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (1) above with no net effect impact to the DAC balance. In 2009, a decrease of $303.0 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the DAC balance.

The following table summarizes the activity in cost of insurance purchased:

                                                        2010     2009      2008
                                                        ---- ------------- ----
                                                             (In millions)
Balance at January 1                                    $ 3       $ 4      $ 5
   Deferrals                                             --        --       --
   Amortization expense                                  --        (1)      (1)
   Effect of net unrealized (gains) losses on
     securities                                          --        --       --
   Effect of net realized (gains) losses on securities   --        --       --
   Effect of unlocking of assumptions used in
     estimating future gross profits                     --        --       --
                                                        ---       ---      ---
Balance at December 31                                  $ 3       $ 3      $ 4
                                                        ===       ===      ===

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.4 million, $0.3 million, $0.3 million, $0.3 million and $0.2 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2010      2009      2008
                                                      ----  ------------- ----
                                                            (In millions)
Balance at January 1                                  $172      $146      $ 83
   Deferrals                                            37        43        42
   Amortization expense                                (11)       (6)        9
   Effect of net unrealized (gains) losses on
     securities (1)                                    (25)      (14)        9
   Effect of net realized (gains) losses on
     securities (2)                                      3         4        20
   Effect of unlocking of assumptions used in
     estimating future gross profits                    --        (1)      (17)
                                                      ----      ----      ----
Balance at December 31                                $176      $172      $146
                                                      ====      ====      ====

(1) In 2009, an increase of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (2) below with no net impact to the sales inducement balance.
(2) In 2009, a decrease of $10.5 million related to the cumulative effect of adopting a new other-than-temporary impairments accounting standard is not reflected as it is offset in (1) above with no net impact to the sales inducement balance.

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made. In 2009, amortization increased primarily as a result of reductions in the long-term growth rate assumptions. In 2008, amortization increased to reflect an increase in projected surrenders. In the first quarter of 2009, the long-term growth rate assumption was reduced to 8.5 percent from 10.0 percent.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. POLICYHOLDER CONTRACT DEPOSITS AND FUTURE POLICY BENEFITS

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                          2010         2009
                                                      -----------  -----------
                                                           ($ In millions)
In the event of death (GMDB):
   Account value                                      $    45,901  $    42,095
   Net amount at risk (a)                                   1,687        2,987
   Average attained age of contract holders                    58           57
   Range of guaranteed minimum return rates                 2 - 3%       2 - 3%
Annual withdrawals at specified date (GMWB):
   Account value                                      $     2,490  $     2,092
   Net amount at risk (b)                                     308          313
   Weighted average period remaining until
     guaranteed payment                                19.6 years   19.7 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in policyholder contract deposits (GMWB) and future policy benefits (GMDB/GMIB) on the consolidated balance sheets:

                          2010    2009
                          ----   -----
                          (In millions)
Balance at January 1      $ 89   $ 227
Reserve decrease           (21)   (126)
Guaranteed benefits paid    (7)    (12)
                          ----   -----
Balance at December 31    $ 61   $  89
                          ====   =====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2010 and 2009:

    . Data used was 1,000 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 10 percent.

    .  Volatility assumption was 16 percent.

    .  Mortality was assumed to be 70 percent of the 1983a and Ult.M tables.

    . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.

    . The discount rate was 3 percent to 7 percent with an average of 6 percent.

10. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with ALICO, pertaining to certain policies written via its branch in Japan. ALICO was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by ALICO that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $28.3 million and $19.0 million for the years ended December 31, 2010 and 2009, respectively.

All monetary amounts of the Agreement and settlement transactions are expressed in Japanese Yen. The cumulative foreign currency translation adjustment related to all provisions of the Agreement was not significant to the Company's consolidated results of operations or financial condition.

Agreement 1 was amended to terminate the agreement for new business issued on and after April 1, 2008.

Agreement 2 was amended to terminate the agreement for new business issued on and after April 1, 2009.

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2017. At December 31, 2010, the future minimum lease payments under the operating leases are as follows:

            (In millions)
2011             $ 4
2012               3
2013               2
2014               1
2015               1
Thereafter        --
                 ---
Total            $11
                 ===

Rent expense was $5.7 million, $6.1 million and $6.3 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Commitments to Fund Partnership Investments

The Company had unfunded limited partnership investment commitments totaling $327.2 million at December 31, 2010. These capital commitments can be called by the partnership during the commitment period (on average five years) to fund working capital needs or purchase new investments. Once the commitment period expires, the Company is under limited obligations to fund the remaining unfunded commitment for activities expressly specified in the constituent agreements governing the Company's investment in such limited partnerships.

Mortgage Loan Commitments

The Company had $21.9 million in commitments relating to mortgage loans at December 31, 2010.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All 50 states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $4.0 million and $1.7 million for these guarantee fund assessments at December 31, 2010, and 2009, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheet.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                             2010     2009       2008
                                             ---- ------------- ------
                                                  (In millions)
Cash from Parent                             $--     $1,230     $  240
Contributions related to Securities Lending
   Program (See Note 7)                       --         --      2,973
                                             ---     ------     ------
       Total cash contributions               --      1,230      3,213
Contributions of securities at fair value     --         --        693
All other non cash contributions              --          2         --
                                             ---     ------     ------
       Total capital contributions           $--     $1,232     $3,906
                                             ===     ======     ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                             2010     2009     2008
                                                                            ------  -------  -------
                                                                                  (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                                   $1,740  $ 1,232  $   541
   Gross unrealized losses                                                    (637)  (1,687)  (1,865)
Net unrealized gains on other invested assets                                  171       95       60
Adjustments to DAC, CIP and deferred sales inducements                        (215)      92      187
Foreign currency translation adjustments                                         5        6        1
Deferred federal and state income tax expense (benefit)                       (371)      99      382
                                                                            ------  -------  -------
   Accumulated other comprehensive income (loss) (1)                        $  693  $  (163) $  (694)
                                                                            ======  =======  =======

(1)Includes an increase of $1,021 million in 2009 related to the cumulative effect of adopting a new other-than-temporary impairment accounting standard. See Note 2.14 for additional disclosures on this new standard.

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations, and can only be paid out of the prior years positive unassigned surplus. The maximum amount of dividends that can be paid in 2011 without obtaining the prior approval of the Insurance Commissioner is $574.7 million.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The Company has one statutory permitted practice at December 31, 2010.

The Company and certain other domestic insurance subsidiaries (the "U.S. Participants"), of AIG historically participated in the Securities Lending Program. The Securities Lending Program was designed to elicit enhanced yields that would inure to the ultimate parent, AIG (through dividends or enhanced values of its wholly-owned subsidiaries), which issued guarantees intended to give loss protection to the insurance company participants in the Securities Lending Program. In 2007 and 2008, the Securities Lending Program incurred significant realized losses due to its investment of cash collateral received from third parties in long-term mortgage-backed securities. Concurrently, the Company and other U.S. Participants received capital contributions from their ultimate parent, AIG, to substantially offset the impact on surplus resulting from the realized losses under the Securities Lending Program. On December 12, 2008, the Securities Lending program was terminated, following the sale of long-term investments held in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

In 2010, in response to these unique circumstances, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus at September 30, 2010, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for quasi-reorganization. This statutory restatement resulted in an increase in statutory unassigned funds in an amount equal to the contributions received from AIG ($3.9 billion) that offset the Company's losses incurred as a result of their participation in the Securities Lending Program and a corresponding decrease in statutory gross paid in and contributed statutory surplus of $3.9 billion. The permitted practice had no impact on either the Company's net income or total statutory surplus or impact on these consolidated financial statements. In addition, there was no impact on the Company's risk-based capital results.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Statutory net income (loss) and capital and surplus of the Company at December 31 were as follows:

                                                         2010   2009    2008
                                                        ------ ------ -------
                                                            (In millions)
Statutory net income (loss)                             $   74 $  130 ($4,498)
Statutory capital and surplus                           $3,800 $3,626  $2,844

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                        Years ended December 31,
                                                        -----------------------
                                                         2010    2009    2008
                                                         -----   ----    -----
                                                          (In millions)
Current                                                 $ 141    $49    $ 219
Deferred                                                 (321)    27     (200)
                                                         -----   ---     -----
Total income tax expense / (benefit)                    $(180)   $76    $  19
                                                         =====   ===     =====

The US statutory income tax rate is 35 percent for 2010, 2009 and 2008. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                        Years ended December 31,
                                                        -----------------------
                                                         2010   2009     2008
                                                        -----   ----   -------
                                                            (In millions)
US federal income tax (benefit) at statutory rate       $ 277   $(62)  $(2,277)
Adjustments:
   Valuation allowance                                   (451)   164     2,328
   Separate accounts dividends received deduction         (16)   (29)      (30)
   Other credits, taxes and settlement                     10      3        (2)
                                                        -----   ----   -------
Total income tax expense / (benefit)                    $(180)  $ 76   $    19
                                                        =====   ====   =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                         2010     2009
                                                                       -------  -------
                                                                         (In millions)
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                                   $   793  $   777
   Net unrealized gains on debt and equity securities available for
     sale                                                                  373       --
                                                                       -------  -------
Total deferred tax liabilities                                           1,166      777
                                                                       -------  -------
DEFERRED TAX ASSETS:
   Basis differential of investments                                    (2,003)  (2,093)
   Policy reserves                                                         (44)     (71)
   Net unrealized losses on debt and equity securities available for
     sale                                                                   --      (96)
   Other                                                                    (8)      (1)
                                                                       -------  -------
Total deferred tax assets before valuation allowance                    (2,055)  (2,261)
Valuation allowance                                                      1,578    2,024
                                                                       -------  -------
Net deferred tax (assets)/liabilities                                  $   689  $   540
                                                                       =======  =======

At December 31, 2010, the Company had the following capital loss carryforwards:

               Amount Year Expired
(In millions)  ------ ------------
    2008       $3,249     2014
    2009          268     2015
               ------
  Total        $3,517
               ======

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

In general, realization of deferred tax assets depends on a company's ability to generate sufficient taxable income of the appropriate character within the carryforward periods in the jurisdictions in which the net operating losses and deductible temporary differences were incurred. The Company assessed its ability to realize the deferred tax asset of $2,055 million and concluded a $1,578 million valuation allowance was required to reduce the deferred tax asset at December 31, 2010 to an amount the Company believes is more likely than not to be realized.

When making its assessment, the Company considered all available evidence, including the impact of being included in the consolidated federal tax return of AIG, future reversals of existing taxable temporary differences, estimated future GAAP taxable income, and tax planning strategies the Company would implement, if necessary, to realize the net deferred tax asset.

In assessing future GAAP taxable income, the Company considered its strong earnings history exclusive of the recent losses on securities lending program, because the Company and AIG entered into transactions with the New York Fed to limit exposure to future losses. The Company also considered the taxable income from sales of businesses under the asset disposition plan of American International Group, the continuing earnings strength of the businesses AIG intends to retain and AIG's recently announced debt and preferred stock transactions with the New York Fed and United States Treasury, respectively, together with other actions AIG is taking, when assessing the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

ability to generate sufficient future taxable income during the relevant carryforward periods to realize the deferred tax asset.

Estimates of future taxable income generated from specific transactions and tax planning strategies discussed above could change in the near term, perhaps materially, which may require the Company to adjust its valuation allowance. Such adjustment, either positive or negative, could be material to the Company's financial condition or its results of operations for an individual period.

In evaluating the realizability of the loss carryforwards, the Company considered the relief provided by Internal Revenue Service ("IRS") Notice 2008-84 which provides that the limitation on loss carryforwards that can arise as a result of one or more acquisitions of stock of a loss company will not apply to such stock acquisitions for any period during which the United States becomes a direct or indirect owner of more than 50 percent interest in the loss company.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                             December 31,
                                                             ------------
                                                             2010    2009
                                                             ----    ----
                                                             (In millions)
Gross unrecognized tax benefit at beginning of period        $115    $ 21
   Increases in tax positions for prior years                 122      94
   Decreases in tax positions for prior years                  --      --
   Increases in tax positions for current year                 --      --
   Lapse in statute of limitation settlement                   --      --
   Settlement                                                  --      --
                                                              ----   ----
Gross unrecognized tax benefit at end of period              $237    $115
                                                              ====   ====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2010, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2010 and 2009, the Company's unrecognized tax benefits, excluding interest and penalties, were $237.6 million and $115.1 million respectively. As of December 31, 2010 and 2009, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $237.6 million and $115.1 million respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2010 and 2009, the Company had accrued $4.0 million and $2.9 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2010 and 2009, the Company recognized an expense of $1.0 million and $0.5 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income (loss).

The Company is currently under IRS examination for the taxable years 2003-2006. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2010 remain subject to examination by major tax jurisdictions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


14. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

On September 30, 2010, AIG entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the New York Fed, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize AIG (the "Recapitalization"). AIG completed the Recapitalization on January 14, 2011. For more information regarding the Recapitalization, please see Note 16.

Additional information on AIG is provided in the Company's 2010 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $55.1 million, $50.3 million and $56.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Accounts payable for such services at December 31, 2010 and 2009 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $6.9 million, $6.0 million and $9.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. Accounts receivable for such services at December 31, 2010 and 2009 were not material.

NOTES OF AFFILIATES

On December 7, 2005, the Company acquired 5.75 percent Senior Note due
December 14, 2015, issued by Transatlantic Holdings, Inc. an affiliate of the Company at that time at a cost of $132.4 million. Other affiliates of the Company are holders of the same class of securities. On June 10, 2009, AIG closed a public offering of 29.9 million shares of Transatlantic Holdings, Inc. common stock owned by AIG. At the close of the public offering, AIG retained
13.9 percent of Transatlantic Holdings, Inc. outstanding common stock. As a result, AIG deconsolidated Transatlantic and the Company's investment in Transatlantic Holdings, Inc. was no longer considered affiliated. The Company recognized interest income of $3.2 million, $7.7 million and $7.6 million on the notes while they were still considered an affiliate during 2009, 2008 and 2007, respectively. On March 15, 2010, AIG closed a secondary public offering of 8.5 million shares of Transatlantic Holdings, Inc. common stock owned by American Home Assurance Company, a subsidiary of AIG, further reducing AIG's investment in this former affiliate.

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust, are held by affiliates of the Company, including the Parent. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from the Parent of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

voting equity of Castle 1 Trust are held by affiliates of the Company, including the Parent. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. Affiliates of the Company own the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 25, 2001, the Company invested $41.0 million in an adjustable rate Senior Promissory Note issued by American General Corporation ("AGC"), which matured on September 15, 2006. Upon maturity, the Company reinvested the $41.0 million in a 5.57 percent fixed rate Senior Promissory Note due September 15, 2011, issued by AGC. The Company recognized interest income on the note of $2.3 million, $2.3 million and $2.3 million during 2010, 2009 and 2008, respectively.

GUARANTEES

American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

DERIVATIVES

As a matter of Company policy, derivative contracts are generally executed with AIG Financial Products Corp ("AIGFP"), an affiliated financial products company. From time to time, derivatives will be entered into with unaffiliated parties in conjunction with private placement investments.

OTHER

During the year ended December 31, 2008, the Company paid $4.0 million to an affiliate to administer the Company's securities lending program. (See Note 7).

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2010, 2009 and 2008 totaled $9.3 million, $8.1 million, and $9.9 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2010.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the AIG U.S. Plan, ERISA qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


16. SUBSEQUENT EVENTS

On January 14, 2011, AIG completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, AIG repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under AIG's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and
(iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

On March 10, 2011, AIG submitted a binding bid to the New York Fed to purchase all of the RMBS owned by ML II for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other AIG companies) would be a purchaser of certain of these RMBS. On March 30, 2011, the New York Fed announced that it was declining AIG's offer to purchase all of the RMBS held in the ML II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its shareholder in an amount in excess of that required to maintain the specified minimum percentage.

The Company paid a $200 million dividend to its Parent on March 29, 2011.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2010

                                   CONTENTS

Report of Independent Registered Public Accounting Firm....................  1
Statement of Assets and Liabilities and of Operations......................  2
Schedule of Portfolio Investments.......................................... 12
Statements of Changes in Net Assets........................................ 14
Notes to Financial Statements.............................................. 36

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2010 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 29, 2011

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                            STATEMENT OF OPERATIONS

                                                        VALIC          VALIC          VALIC           VALIC
                                                      COMPANY I      COMPANY I      COMPANY I       COMPANY I
                                                       CAPITAL        CAPITAL         MONEY           MONEY
                                                     CONSERVATION   CONSERVATION     MARKET I        MARKET I
                                                         FUND           FUND           FUND            FUND
                                                     ------------ ---------------  ------------  ----------------
                                                      DIVISION 1     DIVISION 7     DIVISION 2      DIVISION 6
                                                     ------------ ---------------  ------------  ----------------
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair
    Value........................................... $  2,535,706 $   138,685,621  $    745,638  $    387,074,060
   Balance Due From (To) VALIC General
    Account, Net....................................        2,413         (97,692)         (165)         (238,615)
   Receivable (Payable) For Mutual Fund Sales
    (Purchases), Net................................            3         333,035            --           799,975
                                                     ------------ ---------------  ------------  ----------------
Net Assets & Liabilities............................ $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
    (Net of Applicable Contract Loans - Partial
    Withdrawals with Right of Reinvestment)......... $  2,227,821 $   138,780,057  $    745,473  $    387,616,064
   Reserves For Annuity Contracts On Benefit........      310,301         140,907            --            19,356
                                                     ------------ ---------------  ------------  ----------------
Total Contract Owner Reserves.......................    2,538,122     138,920,964       745,473       387,635,420
   Capital Surplus..................................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
Total Contract Owner Reserves and Capital Surplus    $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding................... $  2,227,821 $   138,780,057  $    745,473  $    387,616,064
   Contracts in Payout (Annuitization) Period.......      310,301         140,907            --            19,356
   Funds Retained in Separate Account A by
    VALIC...........................................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
TOTAL NET ASSETS                                     $  2,538,122 $   138,920,964  $    745,473  $    387,635,420
                                                     ============ ===============  ============  ================
TOTAL UNITS OUTSTANDING                               381,067.937  41,939,250.944   249,695.086   185,907,051.003
                                                     ============ ===============  ============  ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds...................... $     79,770 $     4,384,975  $         88  $         41,056
EXPENSES:
   Mortality And Expense Risk Charge................       25,367       1,262,494         8,740         3,879,526
   Reimbursements Of Expenses.......................           --              --            --                --
                                                     ------------ ---------------  ------------  ----------------
Net Investment Income (Loss)........................ $     54,403 $     3,122,481  $     (8,652) $     (3,838,470)
                                                     ------------ ---------------  ------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares.......................................... $        933 $       616,948  $         --  $             --
   Capital Gains Distributions From Mutual
    Funds...........................................           --              --           112            44,988
                                                     ------------ ---------------  ------------  ----------------
Realized Gains (Losses) On Investments..............          933         616,948           112            44,988
                                                     ------------ ---------------  ------------  ----------------
Change in Unrealized Appreciation (Depreciation)
 During The Period..................................      109,594       4,678,067            --                --
                                                     ------------ ---------------  ------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................... $    164,930 $     8,417,496  $     (8,540) $     (3,793,482)
                                                     ============ ===============  ============  ================

                                                          VALIC             VALIC            VALIC
                                                        COMPANY I         COMPANY I        COMPANY I
                                                         MID CAP            ASSET          GOVERNMENT
                                                          INDEX           ALLOCATION       SECURITIES
                                                           FUND              FUND             FUND
                                                     ----------------  ---------------  ---------------
                                                        DIVISION 4        DIVISION 5       DIVISION 8
                                                     ----------------  ---------------  ---------------
STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair
    Value........................................... $  2,490,695,377  $   138,363,609  $   112,589,643
   Balance Due From (To) VALIC General
    Account, Net....................................          421,036          (24,260)        (179,433)
   Receivable (Payable) For Mutual Fund Sales
    (Purchases), Net................................        5,401,885          218,891          409,808
                                                     ----------------  ---------------  ---------------
Net Assets & Liabilities............................ $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
    (Net of Applicable Contract Loans - Partial
    Withdrawals with Right of Reinvestment)......... $  2,495,288,923  $   138,390,873  $   112,635,778
   Reserves For Annuity Contracts On Benefit........        1,229,375          167,367          184,240
                                                     ----------------  ---------------  ---------------
Total Contract Owner Reserves.......................    2,496,518,298      138,558,240      112,820,018
   Capital Surplus..................................               --               --               --
                                                     ----------------  ---------------  ---------------
Total Contract Owner Reserves and Capital Surplus    $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding................... $  2,495,288,923  $   138,390,873  $   112,635,778
   Contracts in Payout (Annuitization) Period.......        1,229,375          167,367          184,240
   Funds Retained in Separate Account A by
    VALIC...........................................               --               --               --
                                                     ----------------  ---------------  ---------------
TOTAL NET ASSETS                                     $  2,496,518,298  $   138,558,240  $   112,820,018
                                                     ================  ===============  ===============
TOTAL UNITS OUTSTANDING                               229,477,422.362   24,624,550.390   34,699,089.298
                                                     ================  ===============  ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds...................... $     23,694,804  $     2,711,052  $     3,447,617
EXPENSES:
   Mortality And Expense Risk Charge................       20,458,331        1,270,316        1,152,075
   Reimbursements Of Expenses.......................               --               --               --
                                                     ----------------  ---------------  ---------------
Net Investment Income (Loss)........................ $      3,236,473  $     1,440,736  $     2,295,542
                                                     ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares.......................................... $     (44,093953) $     1,700,608  $       (98,920)
   Capital Gains Distributions From Mutual
    Funds...........................................               --               --               --
                                                     ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments..............      (44,093,953)       1,700,608          (98,920)
                                                     ----------------  ---------------  ---------------
Change in Unrealized Appreciation (Depreciation)
 During The Period..................................      536,430,357       13,533,713        1,381,477
                                                     ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS......................................... $    495,572,877  $    16,675,057  $     3,578,099
                                                     ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)


                                                     VALIC                          VALIC            VALIC
                                                   COMPANY I        VALIC         COMPANY I        COMPANY I
                                                     STOCK        COMPANY I         STOCK            STOCK
                                                     INDEX          STOCK           INDEX            INDEX
                                                      FUND        INDEX FUND         FUND             FUND
                                                 --------------  ------------  ----------------  --------------
                                                  DIVISION 10A   DIVISION 10B    DIVISION 10C     DIVISION 10D
-                                                --------------  ------------  ----------------  --------------
STATEMENT OF ASSETS
 AND LIABILITIES
AS OF DECEMBER 31,2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
    Fair Value.................................. $  119,955,861  $ 10,699,711  $  3,112,194,318  $   14,587,232
   Balance Due From (To) VALIC General
    Account, Net................................         (9,601)        1,880          (969,555)         (1,346)
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net......................          1,320           206         7,240,396             462
                                                 --------------  ------------  ----------------  --------------
Net Assets & Liabilities........................ $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
CONTRACT OWNER RESERVES AND CAPITAL
 SURPLUS:
   Reserves For Redeemable Annuity
    Contracts (Net of Applicable Contract
    Loans - Partial Withdrawals with Right of
    Reinvestment)............................... $  117,838,848  $ 10,557,114  $  3,115,678,695  $   14,502,631
   Reserves For Annuity Contracts On
    Benefit.....................................      2,108,732       144,683         2,786,464          83,717
                                                 --------------  ------------  ----------------  --------------
   Total Contract Owner Reserves................    119,947,580    10,701,797     3,118,465,159      14,586,348
   Capital Surplus..............................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
Total Contract Owner Reserves and Capital
 Surplus........................................ $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............... $  117,838,848  $ 10,557,114  $  3,115,678,695  $   14,502,631
   Contracts in Payout (Annuitization)
    Period......................................      2,108,732       144,683         2,786,464          83,717
   Funds Retained in Separate Account A by
    VALIC.......................................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
TOTAL NET ASSETS                                 $  119,947,580  $ 10,701,797  $  3,118,465,159  $   14,586,348
                                                 ==============  ============  ================  ==============
TOTAL UNITS OUTSTANDING                           4,862,645.989   254,531.890   646,778,840.736   1,590,900.692
                                                 ==============  ============  ================  ==============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................. $    1,838,865  $    163,060  $     47,480,986  $      222,977
EXPENSES:
   Mortality And Expense Risk Charge............      1,156,690        66,437        27,295,551         136,805
   Reimbursements Of Expenses...................             --            --                --              --
                                                 --------------  ------------  ----------------  --------------
Net Investment Income (Loss).................... $      682,175  $     96,623  $     20,185,435  $       86,172
                                                 --------------  ------------  ----------------  --------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares...................................... $   (1,444,271) $   (135,533) $    (82,362,635) $     (305,208)
   Capital Gains Distributions From Mutual
    Funds.......................................      1,746,281       154,850        45,090,393         211,750
                                                 --------------  ------------  ----------------  --------------
Realized Gains (Losses) On Investments..........        302,010        19,317       (37,272,242)        (93,458)
                                                 --------------  ------------  ----------------  --------------
Change in Unrealized Appreciation
 (Depreciation) During The Period...............     13,845,045     1,232,288       395,561,135       1,789,335
                                                 --------------  ------------  ----------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                      $   14,829,230  $  1,348,228  $    378,474,328  $    1,782,049
                                                 ==============  ============  ================  ==============

                                                                        VALIC
                                                       VALIC          COMPANY I          VALIC
                                                     COMPANY I         GLOBAL          COMPANY I
                                                   INTERNATIONAL       SOCIAL            INT'L
                                                     EQUITIES         AWARENESS       GOVERNMENT
                                                       FUND             FUND           BOND FUND
                                                 ----------------  ---------------  ---------------
                                                    DIVISION 11      DIVISION 12      DIVISION 13
-                                                ----------------  ---------------  ---------------
STATEMENT OF ASSETS
 AND LIABILITIES
AS OF DECEMBER 31,2010
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
    Fair Value.................................. $    912,323,777  $   282,148,756  $   160,600,964
   Balance Due From (To) VALIC General
    Account, Net................................          355,440         (282,911)          37,545
   Receivable (Payable) For Mutual Fund
    Sales (Purchases), Net......................        1,858,866          573,421           29,767
                                                 ----------------  ---------------  ---------------
Net Assets & Liabilities........................ $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
 SURPLUS:
   Reserves For Redeemable Annuity
    Contracts (Net of Applicable Contract
    Loans - Partial Withdrawals with Right of
    Reinvestment)............................... $    914,361,135  $   282,298,224  $   160,587,301
   Reserves For Annuity Contracts On
    Benefit.....................................          176,948          141,042           80,975
                                                 ----------------  ---------------  ---------------
   Total Contract Owner Reserves................      914,538,083      282,439,266      160,668,276
   Capital Surplus..............................               --               --               --
                                                 ----------------  ---------------  ---------------
Total Contract Owner Reserves and Capital
 Surplus........................................ $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............... $    914,361,135  $   282,298,224  $   160,587,301
   Contracts in Payout (Annuitization)
    Period......................................          176,948          141,042           80,975
   Funds Retained in Separate Account A by
    VALIC.......................................               --               --               --
                                                 ----------------  ---------------  ---------------
TOTAL NET ASSETS                                 $    914,538,083  $   282,439,266  $   160,668,276
                                                 ================  ===============  ===============
TOTAL UNITS OUTSTANDING                           545,749,391.692   74,146,336.286   54,808,293.690
                                                 ================  ===============  ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................. $     20,772,077  $     4,401,194  $     7,383,454
EXPENSES:
   Mortality And Expense Risk Charge............        7,943,465        2,599,429        1,489,442
   Reimbursements Of Expenses...................               --               --               --
                                                 ----------------  ---------------  ---------------
Net Investment Income (Loss).................... $     12,828,612  $     1,801,765  $     5,894,012
                                                 ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
    Shares...................................... $    (25,153,642) $     6,869,948  $     2,589,797
   Capital Gains Distributions From Mutual
    Funds.......................................               --               --               --
                                                 ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments..........      (25,153,642)       6,869,948        2,589,797
                                                 ----------------  ---------------  ---------------
Change in Unrealized Appreciation
 (Depreciation) During The Period...............       73,642,619       21,883,776        1,974,225
                                                 ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                      $     61,317,589  $    30,555,489  $    10,458,034
                                                 ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                         VALIC COMPANY I   VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I
                         SMALL CAP INDEX     CORE EQUITY    GROWTH & INCOME  SCIENCE & TECHNOLOGY     SMALL CAP
                              FUND              FUND             FUND                FUND               FUND
  STATEMENT OF ASSETS   ----------------  ----------------  ---------------  -------------------- ----------------
    AND LIABILITIES        DIVISION 14       DIVISION 15      DIVISION 16        DIVISION 17         DIVISION 18
AS OF DECEMBER 31, 2010 ----------------  ----------------  ---------------  -------------------- ----------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value       $    907,264,034  $    235,118,398  $    84,135,886    $    811,924,280   $    327,614,959
   Balance Due From
    (To) VALIC
    General
    Account, Net                (403,267)         (112,602)         (66,186)           (140,430)           (33,717)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net           2,092,647           426,877           94,777           1,035,107            432,151
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Net Assets &
  Liabilities           $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
    Reinvestment)       $    908,496,097  $    235,224,677  $    84,104,121    $    812,361,255   $    327,761,552
   Reserves For
    Annuity
    Contracts On
    Benefit                      457,317           207,996           60,356             457,702            251,841
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Total Contract
  Owner Reserves             908,953,414       235,432,673       84,164,477         812,818,957        328,013,393
   Capital Surplus                    --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus       $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding         $    908,496,097  $    235,224,677  $    84,104,121    $    812,361,255   $    327,761,552
   Contracts in
    Payout
    (Annuitization)
    Period                       457,317           207,996           60,356             457,702            251,841
   Funds Retained
    in Separate
    Account A by
    VALIC                             --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 TOTAL NET ASSETS       $    908,953,414  $    235,432,673  $    84,164,477    $    812,818,957   $    328,013,393
                        ================  ================  ===============    ================   ================
 TOTAL UNITS
  OUTSTANDING            239,145,143.749   114,336,646.851   37,680,048.843     293,661,819.918    114,707,056.783
                        ================  ================  ===============    ================   ================
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
-----------------------
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds        $      7,352,009  $      2,827,749  $       986,084    $         20,292   $        532,409
 EXPENSES:
   Mortality And
    Expense Risk
    Charge                     7,594,554         2,166,675          762,292           6,885,526          2,792,703
   Reimbursements
    Of Expenses                       --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Net Investment
  Income (Loss)         $       (242,545) $        661,074  $       223,792    $     (6,865,234)  $     (2,260,294)
                        ----------------  ----------------  ---------------    ----------------   ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
    Shares              $    (27,231,150) $     (2,853,955) $       531,369    $     25,625,044   $      3,504,472
   Capital Gains
    Distributions
    From Mutual
    Funds                             --                --               --                  --                 --
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Realized Gains
  (Losses) On
  Investments                (27,231,150)       (2,853,955)         531,369          25,625,044          3,504,472
                        ----------------  ----------------  ---------------    ----------------   ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period          214,806,444        27,181,255        7,744,946         123,511,240         72,918,608
                        ----------------  ----------------  ---------------    ----------------   ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS            $    187,332,749  $     24,988,374  $     8,500,107    $    142,271,050   $     74,162,786
                        ================  ================  ===============    ================   ================

                           VALIC COMPANY I     VALIC COMPANY I
                        INTERNATIONAL GROWTH I   CORE VALUE
                                 FUND               FUND
  STATEMENT OF ASSETS   ---------------------- ---------------
    AND LIABILITIES          DIVISION 20         DIVISION 21
AS OF DECEMBER 31, 2010 ---------------------- ---------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value          $    595,970,291    $   151,115,726
   Balance Due From
    (To) VALIC
    General
    Account, Net                    416,550           (155,037)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net              1,600,256            361,165
                           ----------------    ---------------
 Net Assets &
  Liabilities              $    597,987,097    $   151,321,854
                           ================    ===============
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
    Reinvestment)          $    597,577,283    $   151,205,412
   Reserves For
    Annuity
    Contracts On
    Benefit                         409,814            116,442
                           ----------------    ---------------
 Total Contract
  Owner Reserves                597,987,097        151,321,854
   Capital Surplus                       --                 --
                           ----------------    ---------------
 Total Contract
  Owner Reserves and
  Capital Surplus          $    597,987,097    $   151,321,854
                           ================    ===============
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding            $    597,577,283    $   151,205,412
   Contracts in
    Payout
    (Annuitization)
    Period                          409,814            116,442
   Funds Retained
    in Separate
    Account A by
    VALIC                                --                 --
                           ----------------    ---------------
 TOTAL NET ASSETS          $    597,987,097    $   151,321,854
                           ================    ===============
 TOTAL UNITS
  OUTSTANDING               259,788,253.380     93,955,425.425
                           ================    ===============
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
-----------------------
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds           $      7,819,119    $     1,825,426
 EXPENSES:
   Mortality And
    Expense Risk
    Charge                        4,844,746          1,246,183
   Reimbursements
    Of Expenses                          --                 --
                           ----------------    ---------------
 Net Investment
  Income (Loss)            $      2,974,373    $       579,243
                           ----------------    ---------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
    Shares                 $     (1,105,852)   $    (3,786,408)
   Capital Gains
    Distributions
    From Mutual
    Funds                                --                 --
                           ----------------    ---------------
 Realized Gains
  (Losses) On
  Investments                    (1,105,852)        (3,786,408)
                           ----------------    ---------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period              54,634,846         21,073,965
                           ----------------    ---------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS               $     56,503,367    $    17,866,800
                           ================    ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                             VANGUARD            VANGUARD          VANGUARD          VANGUARD       VALIC COMPANY II
                        LT INVESTMENT GRADE LONG-TERM TREASURY    WINDSOR II        WELLINGTON     INTERNATIONAL SMALL
                               FUND                FUND              FUND              FUND          CAP EQUITY FUND
  STATEMENT OF ASSETS   ------------------- ------------------ ----------------  ----------------  -------------------
    AND LIABILITIES         DIVISION 22        DIVISION 23        DIVISION 24       DIVISION 25        DIVISION 33
AS OF DECEMBER 31, 2010 ------------------- ------------------ ----------------  ----------------  -------------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
     at Fair Value.....   $   191,112,076    $    288,303,733  $  1,459,541,324  $  1,553,449,495   $    636,526,881
   Balance Due From
    (To) VALIC
    General
     Account, Net......           (45,741)           (124,697)         (849,529)          450,598           (304,927)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...           300,508             322,551         3,728,018         4,690,059          1,193,080
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Net Assets &
  Liabilities             $   191,366,843    $    288,501,587  $  1,462,419,813  $  1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
     Reinvestment).....   $   191,322,749    $    288,439,755  $  1,461,889,447  $  1,556,827,535   $    637,358,639
   Reserves For
    Annuity
    Contracts On
     Benefit...........            44,094              61,832           530,366         1,762,617             56,395
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Contract
  Owner Reserves              191,366,843         288,501,587     1,462,419,813     1,558,590,152        637,415,034
    Capital Surplus....                --                  --                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus         $   191,366,843    $    288,501,587  $  1,462,419,813  $  1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
     Outstanding.......   $   191,322,749    $    288,439,755  $  1,461,889,447  $  1,556,827,535   $    637,358,639
   Contracts in
    Payout
    (Annuitization)
     Period............            44,094              61,832           530,366         1,762,617             56,395
   Funds Retained
    in Separate
    Account A by
     VALIC.............                --                  --                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Total Net Assets         $   191,366,843    $    288,501,587  $  1,462,419,813  $ $1,558,590,152   $    637,415,034
                          ===============    ================  ================  ================   ================
 TOTAL UNITS
  OUTSTANDING              80,640,987.045     120,333,020.583   655,224,445.890   590,076,189.082    338,205,868.859
                          ===============    ================  ================  ================   ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
 INVESTMENT INCOME:
   Dividends From
     Mutual Funds......   $    10,347,368    $    $12,504,516  $     28,232,488  $     41,681,012   $      6,064,294
 EXPENSES:
   Mortality And
    Expense Risk
     Charge............         2,203,158           3,706,646        17,029,668        17,138,720          5,699,001
   Reimbursements
     Of Expenses.......          (459,617)           (775,915)               --                --         (1,469,479)
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Net Investment
  Income (Loss)           $     8,603,827    $      9,573,785  $     11,202,820  $     24,542,292   $      1,834,772
                          ---------------    ----------------  ----------------  ----------------   ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
     Shares............   $     1,215,919    $     (3,728,196) $    (37,609,883) $     (3,821,417)  $    (22,019,252)
   Capital Gains
    Distributions
    From Mutual
     Funds.............                --           8,503,812                --                --                 --
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Realized Gains
  (Losses) On
  Investments                   1,215,919           4,775,616       (37,609,883)       (3,821,417)       (22,019,252)
                          ---------------    ----------------  ----------------  ----------------   ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period             6,366,111           9,571,013       153,259,111       115,764,053        124,163,671
                          ---------------    ----------------  ----------------  ----------------   ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS              $    16,185,857    $     23,920,414  $    126,852,048  $    136,484,928   $    103,979,191
                          ===============    ================  ================  ================   ================

                        VALIC COMPANY II VALIC COMPANY II
                        SMALL CAP GROWTH SMALL CAP VALUE
                              FUND             FUND
  STATEMENT OF ASSETS   ---------------- ----------------
    AND LIABILITIES       DIVISION 35      DIVISION 36
AS OF DECEMBER 31, 2010 ---------------- ----------------
 ASSETS AND
  LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
     at Fair Value..... $    69,198,813  $    446,944,999
   Balance Due From
    (To) VALIC
    General
     Account, Net......           4,929           (28,765)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...          48,310         1,339,447
                        ---------------  ----------------
 Net Assets &
  Liabilities           $    69,252,052  $    448,255,681
                        ===============  ================
 CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable
    Contract Loans
    - Partial
    Withdrawals
    with Right of
     Reinvestment)..... $    69,247,205  $    448,182,113
   Reserves For
    Annuity
    Contracts On
     Benefit...........           4,847            73,568
                        ---------------  ----------------
 Total Contract
  Owner Reserves             69,252,052       448,255,681
    Capital Surplus....              --                --
                        ---------------  ----------------
 Total Contract
  Owner Reserves and
  Capital Surplus       $    69,252,052  $    448,255,681
                        ===============  ================
 NET ASSETS
  ATTRIBUTABLE TO:
   Accumulation
    Units
     Outstanding....... $    69,247,205  $    448,182,113
   Contracts in
    Payout
    (Annuitization)
     Period............           4,847            73,568
   Funds Retained
    in Separate
    Account A by
     VALIC.............              --                --
                        ---------------  ----------------
 Total Net Assets       $    69,252,052  $    448,255,681
                        ===============  ================
 TOTAL UNITS
  OUTSTANDING            40,164,657.252   184,160,576.792
                        ===============  ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
 INVESTMENT INCOME:
   Dividends From
     Mutual Funds...... $            --  $      4,441,554
 EXPENSES:
   Mortality And
    Expense Risk
     Charge............         473,558         3,630,853
   Reimbursements
     Of Expenses.......        (124,342)         (948,616)
                        ---------------  ----------------
 Net Investment
  Income (Loss)         $      (349,216) $      1,759,317
                        ---------------  ----------------
 REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
   Realized Gains
    (Losses) on
    Sale of Fund
     Shares............ $      (343,171) $     (8,953,098)
   Capital Gains
    Distributions
    From Mutual
     Funds.............              --                --
                        ---------------  ----------------
 Realized Gains
  (Losses) On
  Investments                  (343,171)       (8,953,098)
                        ---------------  ----------------
 Change in
  Unrealized
  Appreciation
  (Depreciation)
  During The Period          15,851,503        96,096,296
                        ---------------  ----------------
 INCREASE (DECREASE)
  IN NET ASSETS FROM
  OPERATIONS            $    15,159,116  $     88,902,515
                        ===============  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                              VALIC                              VALIC
                          VALIC                             COMPANY II         VALIC          COMPANY II          VALIC
                      COMPANY II MID        VALIC            CAPITAL        COMPANY II         SOCIALLY         COMPANY II
                        CAP GROWTH      COMPANY II MID     APPRECIATION      LARGE CAP        RESPONSIBLE      MONEY MARKET
STATEMENT OF ASSETS        FUND         CAP VALUE FUND         FUND         VALUE FUND           FUND            II FUND
  AND LIABILITIES    ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
AS OF DECEMBER 31,     DIVISION 37       DIVISION 38       DIVISION 39      DIVISION 40       DIVISION 41      DIVISION 44
       2010          ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
ASSETS AND
 LIABILITIES:
Investments in
 Shares Of Mutual
 Funds, at Fair
 Value.............. $    160,803,897  $    554,028,338  $    30,727,111  $   165,123,606  $    760,412,901  $    185,474,521
Balance Due From
 (To) VALIC General
 Account, Net.......         (518,557)          450,038          (21,391)        (158,760)         (632,508)         (338,962)
Receivable
 (Payable) For
 Mutual Fund Sales
 (Purchases), Net...          713,712           582,826           64,595          384,809         2,457,181           656,065
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Net Assets &
 Liabilities........ $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
Reserves For
 Redeemable Annuity
 Contracts (Net of
 Applicable
 Contract Loans -
 Partial
 Withdrawals with
 Right of
 Reinvestment)       $    160,992,713  $    554,911,931  $    30,770,315  $   165,337,254  $    762,192,462  $    185,747,034
Reserves For
 Annuity Contracts
 On Benefit.........            6,339           149,271                            12,401            45,112            44,590
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Total Contract
 Owner Reserves.....      160,999,052       555,061,202       30,770,315      165,349,655       762,237,574       185,791,624
Capital Surplus
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Total Contract
 Owner Reserves and
 Capital Surplus.... $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
NET ASSETS
 ATTRIBUTABLE TO:
Accumulation Units
 Outstanding........ $    160,992,713  $    554,911,931  $    30,770,315  $   165,337,254  $    762,192,462  $    185,747,034
Contracts in Payout
 (Annuitization)
 Period.............            6,339           149,271                            12,401            45,112            44,590
Funds Retained in
 Separate Account A
 by VALIC                          --                --               --               --                --                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
TOTAL NET ASSETS.... $    160,999,052  $    555,061,202  $    30,770,315  $   165,349,655  $    762,237,574  $    185,791,624
                     ================  ================  ===============  ===============  ================  ================
TOTAL UNITS
 OUTSTANDING........  118,026,510.922   165,538,134.649   31,068,954.764   96,600,037.262   543,534,533.256   145,958,101.955
                     ================  ================  ===============  ===============  ================  ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
INVESTMENT INCOME:
Dividends From
 Mutual Funds....... $             --  $      3,395,984  $       114,160  $     2,048,103  $      8,187,549  $         21,115
EXPENSES:
Mortality And
 Expense Risk Charge        1,749,723         4,496,449          271,252        1,525,687         7,116,094         2,001,315
Reimbursements Of
 Expenses...........         (448,714)       (1,213,583)         (71,700)        (397,042)       (1,816,850)         (528,724)
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Net Investment
 Income (Loss)...... $     (1,301,009) $        113,118  $       (85,392) $       919,458  $      2,888,305  $     (1,451,476)
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS:
Realized Gains
 (Losses) on Sale
 of Fund Shares..... $      4,479,959  $             --  $    (5,530,316) $    (7,400,527) $       (397,858) $    (28,627,314)
Capital Gains
 Distributions From
 Mutual Funds.......               --                --               --               --                --                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Realized Gains
 (Losses) On
 Investments........ $      4,479,959  $     (5,530,316) $      (397,858) $    (7,400,527) $    (28,627,314) $             --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period..       31,033,498        99,607,648        4,164,300       29,078,166       121,929,701                --
                     ----------------  ----------------  ---------------  ---------------  ----------------  ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS......... $     34,212,448  $     94,190,450  $     3,681,050  $    22,597,097  $     96,190,692  $     (1,451,476)
                     ================  ================  ===============  ===============  ================  ================

                          VALIC
                        COMPANY I
                      NASDAQ-100 (R)
STATEMENT OF ASSETS     INDEX FUND
  AND LIABILITIES    ----------------
AS OF DECEMBER 31,     DIVISION 46
       2010          ----------------
ASSETS AND
 LIABILITIES:
Investments in
 Shares Of Mutual
 Funds, at Fair
 Value.............. $    114,995,240
Balance Due From
 (To) VALIC General
 Account, Net.......          (19,634)
Receivable
 (Payable) For
 Mutual Fund Sales
 (Purchases), Net...          144,475
                     ----------------
Net Assets &
 Liabilities........ $    115,120,081
                     ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
Reserves For
 Redeemable Annuity
 Contracts (Net of
 Applicable
 Contract Loans -
 Partial
 Withdrawals with
 Right of
 Reinvestment)       $    115,111,845
Reserves For
 Annuity Contracts
 On Benefit.........            8,236
                     ----------------
Total Contract
 Owner Reserves.....      115,120,081
Capital Surplus
                     ----------------
Total Contract
 Owner Reserves and
 Capital Surplus.... $    115,120,081
                     ================
NET ASSETS
 ATTRIBUTABLE TO:
Accumulation Units
 Outstanding........ $    115,111,845
Contracts in Payout
 (Annuitization)
 Period.............            8,236
Funds Retained in
 Separate Account A
 by VALIC                          --
                     ----------------
TOTAL NET ASSETS.... $    115,120,081
                     ================
TOTAL UNITS
 OUTSTANDING........  187,997,148.283
                     ================
STATEMENT OF
OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 2010
------------------
INVESTMENT INCOME:
Dividends From
 Mutual Funds....... $        268,344
EXPENSES:
Mortality And
 Expense Risk Charge          994,445
Reimbursements Of
 Expenses...........
                     ----------------
Net Investment
 Income (Loss)...... $       (726,101)
                     ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS:
Realized Gains
 (Losses) on Sale
 of Fund Shares..... $      1,234,917
Capital Gains
 Distributions From
 Mutual Funds.......               --
                     ----------------
Realized Gains
 (Losses) On
 Investments........ $      1,234,917
                     ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period..       17,480,380
                     ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS......... $     17,989,196
                     ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                        VALIC COMPANY II  VALIC COMPANY II   VALIC COMPANY II   VIMGUARD LIFESTRATEGY VINGUARD LIFESTRATEGY
                        AGGRESSIVE GROWTH MODERATE GROWTH   CONSERVATIVE GROWTH        GROWTH            MODERATE GROWTH
  STATEMENT OF ASSETS    LIFESTYLE FUND    LIFESTYLE FUND     LIFESTYLE FUND            FUND                  FUND
    AND LIABILITIES     ----------------- ----------------  ------------------- --------------------- ---------------------
AS OF DECEMBER 31, 2010    DIVISION 48      DIVISION 49         DIVISION 50          DIVISION 52           DIVISION 53
----------------------- ----------------- ----------------  ------------------- --------------------- ---------------------
 ASSETS AND
   LIABILITIES:
   Investments in
    Shares Of Mutual
    Funds, at Fair
    Value..............  $   153,155,496  $    236,103,784    $   100,998,925      $   146,181,085       $   158,119,897
   Balance Due From
    (To) VALIC
    General Account,
    Net................         (204,498)          (83,933)            (7,207)              (1,957)              (49,094)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...          556,292           425,271            191,947              173,842               486,273
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Net Assets &
   Liabilities.........  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 CONTRACT OWNER
   RESERVES AND
   CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable......
   Contract Loans -
    Partial
    Withdrawals with
    Right of
    Reinvestment)......  $   153,497,523  $    236,439,329    $   101,183,665      $   146,331,193       $   158,547,155
   Reserves For
    Annuity
    Contracts On
    Benefit............            9,767             5,793                                  21,777                 9,921
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Total Contract
   Owner Reserves
   Capital Surplus.....      153,507,290       236,445,122        101,183,665          146,352,970           158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Total Contract
   Owner Reserves
   and Capital
   Surplus.............  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ---------------  ----------------    ---------------      ---------------       ---------------
 NET ASSETS
   ATTRIBUTABLE TO:
   Accumulation
   Units Outstanding...  $   153,497,523  $    236,439,329    $   101,183,665      $   146,331,193       $   158,547,155
   Contracts in
    Payout
    (Annuitization)
    Period.............            9,767             5,793                 --               21,777                 9,921
   Funds Retained in
    Separate Account
    A by VALIC.........               --                --                 --                   --                    --
                         ---------------  ----------------    ---------------      ---------------       ---------------
 TOTAL NET ASSETS......  $   153,507,290  $    236,445,122    $   101,183,665      $   146,352,970       $   158,557,076
                         ===============  ================    ===============      ===============       ===============
 TOTAL UNITS
   OUTSTANDING.........   78,398,125.222   113,111,626.927     48,658,177.801       93,569,168.665        98,281,349.787
                         ===============  ================    ===============      ===============       ===============
 STATEMENT OF
   OPERATIONS FOR
   THE YEAR ENDED
   DECEMBER 31, 2010
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds.......  $     3,182,868  $      5,787,238    $     2,690,802      $     2,708,199       $     3,391,761
 EXPENSES:
   Mortality And
    Expense Risk
    Charge.............        1,200,346         1,865,284            764,243            1,580,364             1,753,893
   Reimbursements Of
    Expenses...........         (311,323)         (481,713)          (201,385)
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Net Investment
   Income (Loss).......  $     2,293,845  $      4,403,667    $     2,127,944      $     1,127,835       $     1,637,868
                         ---------------  ----------------    ---------------      ---------------       ---------------
 REALIZED GAINS
   (LOSSES) ON
   INVESTMENTS:
   Realized Gains
    (Losses) on Sale
    of Fund Shares.....  $      (907,433) $        625,970    $     1,055,768      $      (123,710)      $       248,802
   Capital Gains
    Distribzutions
   From Mutual Funds...               --                --                                  58,761               239,351
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Realized Gains
   (Losses) On
   Investments.........         (907,433)          625,970          1,055,768              (64,949)              488,153
                         ---------------  ----------------    ---------------      ---------------       ---------------
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The Period...       17,608,948        22,106,903          7,035,561           16,321,757            14,704,021
                         ---------------  ----------------    ---------------      ---------------       ---------------
 INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS.....  $    18,995,360  $     27,136,540    $    10,219,273      $    17,384,643       $    16,830,042
                         ===============  ================    ===============      ===============       ===============

                        VANGUARD LIFESTRATEGY VALIC COMPANY II
                         CONSERVATIVE GROWTH     CORE BOND
  STATEMENT OF ASSETS           FUND                FUND
    AND LIABILITIES     --------------------- ----------------
AS OF DECEMBER 31, 2010      DIVISION 54        DIVISION 58
----------------------- --------------------- ----------------
 ASSETS AND
   LIABILITIES:
   Investments in
    Shares Of Mutual
    Funds, at Fair
    Value..............    $    62,190,678    $    245,618,158
   Balance Due From
    (To) VALIC
    General Account,
    Net................            (37,889)            498,769
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net...            515,104             129,143
                           ---------------    ----------------
 Net Assets &
   Liabilities.........    $    62,667,893    $    246,246,070
                           ---------------    ----------------
 CONTRACT OWNER
   RESERVES AND
   CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable......
   Contract Loans -
    Partial
    Withdrawals with
    Right of
    Reinvestment)......    $    62,667,893    $    246,228,223
   Reserves For
    Annuity
    Contracts On
    Benefit............                 --              17,847
                           ---------------    ----------------
 Total Contract
   Owner Reserves
   Capital Surplus.....         62,667,893         246,246,070
                           ---------------    ----------------
 Total Contract
   Owner Reserves
   and Capital
   Surplus.............    $    62,667,893    $    246,246,070
                           ---------------    ----------------
 NET ASSETS
   ATTRIBUTABLE TO:
   Accumulation
   Units Outstanding...    $    62,667,893    $    246,228,223
   Contracts in
    Payout
    (Annuitization)
    Period.............                 --              17,847
   Funds Retained in
    Separate Account
    A by VALIC.........                 --                  --
                           ---------------    ----------------
 TOTAL NET ASSETS......    $    62,667,893    $    246,246,070
                           ===============    ================
 TOTAL UNITS
   OUTSTANDING.........     39,028,627.479     144,575,493.639
                           ===============    ================
 STATEMENT OF
   OPERATIONS FOR
   THE YEAR ENDED
   DECEMBER 31, 2010
 INVESTMENT INCOME:
   Dividends From
    Mutual Funds.......    $     1,480,356    $      6,418,822
 EXPENSES:
   Mortality And
    Expense Risk
    Charge.............            689,140           1,656,273
   Reimbursements Of
    Expenses...........                               (440,175)
                           ---------------    ----------------
 Net Investment
   Income (Loss).......    $       791,216    $      5,202,724
                           ---------------    ----------------
 REALIZED GAINS
   (LOSSES) ON
   INVESTMENTS:
   Realized Gains
    (Losses) on Sale
    of Fund Shares.....    $      (608,160)   $        283,431
   Capital Gains
    Distribzutions
   From Mutual Funds...             90,999                  --
                           ---------------    ----------------
 Realized Gains
   (Losses) On
   Investments.........           (517,161)            283,431
                           ---------------    ----------------
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The Period...          5,155,655           7,998,435
                           ---------------    ----------------
 INCREASE (DECREASE)
   IN NET ASSETS
   FROM OPERATIONS.....    $     5,429,710    $     13,484,590
                           ===============    ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                            VALIC              VALIC                                                                 VALIC
                          COMPANY II        COMPANY II                            ARIEL          LOU HOLLAND     COMPANY I BLUE
                        STRATEGIC BOND    HIGH YIELD BOND        ARIEL         APPRECIATION        GROWTH         CHIP GROWTH
STATEMENT OF ASSETS          FUND              FUND              FUND              FUND             FUND              FUND
AND LIABILITIES        ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
  AS OF DECEMBER         DIVISION 59        DIVISION 60       DIVISION 68      DIVISION 69       DIVISION 70      DIVISION 72
      31,2010          ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
ASSETS AND
 LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value..... $    411,004,373  $    206,828,278  $    395,912,992  $    284,419,648  $    50,682,587  $    376,253,482
   Balance Due From
    (To) VALIC
    General
    Account, Net......         (174,643)         (213,340)         (152,272)          (70,538)           1,620          (922,585)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net..          844,579           501,106           691,308           547,910           30,024         1,735,190
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Net Assets &
 Liabilities.......... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable.....
   Contract Loans -
    Partial
    Withdrawals
    with Right of
    Reinvestment)..... $    411,505,248  $    207,103,461  $    396,211,627  $    284,420,528  $    50,697,259  $    377,019,234
   Reserves For
    Annuity
    Contracts On
    Benefit...........          169,061            12,583           240,401           476,492           16,972            46,853
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Total Contract
 Owner Reserves
 Capital Surplus......      411,674,309       207,116,044       396,452,028       284,897,020       50,714,231       377,066,087
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Total Contract
 Owner Reserves and
 Capital Surplus...... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
NET ASSETS
 ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding....... $    411,505,248  $    207,103,461  $    396,211,627  $    284,420,528  $    50,697,259  $    377,019,234
   Contracts in
    Payout
    (Annuitization)
    Period............          169,061            12,583           240,401           476,492           16,972            46,853
   Funds Retained
    in Separate
    Account A by
    VALIC.............
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
TOTAL NET ASSETS...... $    411,674,309  $    207,116,044  $    396,452,028  $    284,897,020  $    50,714,231  $    377,066,087
                       ================  ================  ================  ================  ===============  ================
TOTAL UNITS
 OUTSTANDING..........  181,558,558.240   103,234,828.381   204,027,778.691   149,428,272.693   47,876,171.153   390,793,884.369
                       ================  ================  ================  ================  ===============  ================
STATEMENT OF
OPERATIONS FOR THE
YEAR ENDED DECEMBER
31, 2010
-------------------
INVESTMENT INCOME:
   Dividends From
    Mutual Funds...... $     21,308,451  $     15,615,473  $         32,704  $         88,011  $            --  $        156,635
EXPENSES:
   Mortality And
    Expense Risk
    Charge............        3,626,729         1,956,976         4,091,356         3,062,281          516,426         3,847,957
   Reimbursements
    Of Expenses.......         (946,501)         (509,327)         (866,438)         (641,175)        (114,014)               --
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Net Investment
 Income (Loss)........ $     18,628,223  $     14,167,824  $     (3,192,214) $     (2,333,095) $      (402,412) $     (3,691,322)
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized Gains
 (Losses) on Sale
 of Fund Shares....... $        434,378  $     (1,418,110) $     (7,320,971) $     (5,873,771) $     1,018,017  $     11,221,878
Capital Gains
 Distributions From
 Mutual Funds.........               --                --                --                --        1,185,129                --
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Realized Gains
 (Losses) On
 Investments..........          434,378        (1,418,110)       (7,320,971)       (5,873,771)       2,303,146        11,221,878
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period....       17,721,453        11,576,429        89,670,611        52,810,183        3,989,970        46,470,676
                       ----------------  ----------------  ----------------  ----------------  ---------------  ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS........... $     36,784,054  $     24,326,143  $     79,157,426  $     44,603,317  $     5,790,704  $     54,001,232
                       ================  ================  ================  ================  ===============  ================

                             VALIC
                           COMPANY I
                        HEALTH SCIENCES
STATEMENT OF ASSETS          FUND
AND LIABILITIES        ----------------
  AS OF DECEMBER          DIVISION 73
      31,2010          ----------------
ASSETS AND
 LIABILITIES:
   Investments in
    Shares Of
    Mutual Funds,
    at Fair Value..... $    186,054,548
   Balance Due From
    (To) VALIC
    General
    Account, Net......          (42,787)
   Receivable
    (Payable) For
    Mutual Fund
    Sales
    (Purchases), Net..          267,645
                       ----------------
Net Assets &
 Liabilities.......... $    186,279,406
                       ================
CONTRACT OWNER
 RESERVES AND
 CAPITAL SURPLUS:
   Reserves For
    Redeemable
    Annuity
    Contracts (Net
    of Applicable.....
   Contract Loans -
    Partial
    Withdrawals
    with Right of
    Reinvestment)..... $    186,204,109
   Reserves For
    Annuity
    Contracts On
    Benefit...........           75,297
                       ----------------
Total Contract
 Owner Reserves
 Capital Surplus......      186,279,406
                       ----------------
Total Contract
 Owner Reserves and
 Capital Surplus...... $    186,279,406
                       ================
NET ASSETS
 ATTRIBUTABLE TO:
   Accumulation
    Units
    Outstanding....... $    186,204,109
   Contracts in
    Payout
    (Annuitization)
    Period............           75,297
   Funds Retained
    in Separate
    Account A by
    VALIC.............
                       ----------------
TOTAL NET ASSETS...... $    186,279,406
                       ================
TOTAL UNITS
 OUTSTANDING..........  126,202,639.531
                       ================
STATEMENT OF
OPERATIONS FOR THE
YEAR ENDED DECEMBER
31, 2010
-------------------
INVESTMENT INCOME:
   Dividends From
    Mutual Funds...... $             --
EXPENSES:
   Mortality And
    Expense Risk
    Charge............        1,671,989
   Reimbursements
    Of Expenses.......               --
                       ----------------
Net Investment
 Income (Loss)........ $     (1,671,989)
                       ----------------
REALIZED GAINS
 (LOSSES) ON
 INVESTMENTS
Realized Gains
 (Losses) on Sale
 of Fund Shares....... $     (2,867,449)
Capital Gains
 Distributions From
 Mutual Funds.........               --
                       ----------------
Realized Gains
 (Losses) On
 Investments..........       (2,867,449)
                       ----------------
Change in
 Unrealized
 Appreciation
 (Depreciation)
 During The Period....       28,511,494
                       ----------------
INCREASE (DECREASE)
 IN NET ASSETS FROM
 OPERATIONS........... $     23,972,056
                       ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                      VALIC                               VALIC
                                     VALIC          COMPANY I           VALIC           COMPANY I
                                   COMPANY I        BROAD CAP         COMPANY I         INFLATION           VALIC
                                     VALUE         VALUE INCOME       LARGE CAP         PROTECTED         COMPANY I
                                     FUND              FUND           CORE FUND           FUND           GROWTH FUND
                                ---------------  ---------------  ----------------  ----------------  ----------------
STATEMENT OF ASSETS AND
LIABILITIES AS OF
DECEMBER 31, 2010                 DIVISION 74      DIVISION 75       DIVISION 76       DIVISION 77       DIVISION 78
-----------------------         ---------------  ---------------  ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value. $   124,526,982  $    24,179,450  $    126,702,803  $    247,749,698  $    746,585,788
  Balance Due From (To) VALIC
   General Account, Net........        (170,524)          (8,937)         (571,174)         (218,992)         (121,776)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net............         347,955           28,944         1,008,755           654,772         1,214,773
                                ---------------  ---------------  ----------------  ----------------  ----------------
NET ASSETS & LIABILITIES....... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable..................
  Contract Loans-- Partial
   Withdrawals with Right of
   Reinvestment)............... $   124,704,158  $    21,552,929  $    127,122,068  $    248,178,903  $    747,441,439
  Reserves For Annuity
   Contracts On Benefit........             255               --            18,316             6,575           237,346
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves..     124,704,413       21,552,929       127,140,384       248,185,478       747,678,785
   Capital Surplus.............              --        2,646,528                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Contract Owner Reserves
  and Capital Surplus.......... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding.................     124,704,158       21,552,929       127,122,068       248,178,903       747,441,439
  Contracts in Payout
   (Annuitization) Period......             255               --            18,316             6,575           237,346
  Funds Retained in Separate
   Account A by VALIC..........              --        2,646,528                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Net Assets............... $   124,704,413  $    24,199,457  $    127,140,384  $    248,185,478  $    747,678,785
                                ---------------  ---------------  ----------------  ----------------  ----------------
Total Units Outstanding........  98,832,736.925   20,311,264.172   101,953,757.410   208,879,927.911   705,473,424.311
                                ---------------  ---------------  ----------------  ----------------  ----------------
STATEMENT OF OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds. $       875,668  $       389,203  $      1,343,322  $      5,622,680  $      4,559,069
EXPENSES:
  Mortality And Expense Risk
   Charge......................       1,280,317          181,096         1,170,450         2,250,508         6,476,403
  Reimbursements Of Expenses...              --               --                --                --                --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Net Investment Income (Loss)... $      (404,649) $       208,107  $        172,872  $      3,372,172  $     (1,917,334)
                                ---------------  ---------------  ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares......... $    10,159,234  $      (464,149) $     14,835,683  $      1,177,330  $      2,613,680
  Capital Gains Distributions
   From Mutual Funds...........              --               --
                                ---------------  ---------------  ----------------  ----------------  ----------------
Realized Gains (Losses) On
  Investments..................      10,159,234         (464,149)       14,835,683         1,177,330         2,613,680
                                ---------------  ---------------  ----------------  ----------------  ----------------
Change in Unrealized
  Appreciation (Depreciation)
  During The Period............       5,285,836        3,082,824         6,805,504        13,161,961       110,332,300
                                ---------------  ---------------  ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $    15,040,421  $     2,826,782  $     21,814,059  $     17,711,463  $    111,028,646
                                ---------------  ---------------  ----------------  ----------------  ----------------

                                      VALIC           SUNAME
                                    COMPANY I        RICA 2015
                                      LARGE            HIGH
                                     CAPITAL         WATERMARK
                                   GROWTH FUND       FUND FUND
                                ----------------  ---------------
STATEMENT OF ASSETS AND
LIABILITIES AS OF
DECEMBER 31, 2010                  DIVISION 79      DIVISION 81
-----------------------         ----------------  ---------------
ASSETS AND LIABILITIES:
  Investments in Shares Of
   Mutual Funds, at Fair Value. $    391,104,556  $    24,366,057
  Balance Due From (To) VALIC
   General Account, Net........         (223,838)          (3,419)
  Receivable (Payable) For
   Mutual Fund Sales
   (Purchases), Net............          625,054              819
                                ----------------  ---------------
NET ASSETS & LIABILITIES....... $    391,505,772  $    24,363,457
                                ----------------  ---------------
CONTRACT OWNER RESERVES AND
  CAPITAL SURPLUS:
  Reserves For Redeemable
   Annuity Contracts (Net of
   Applicable..................
  Contract Loans-- Partial
   Withdrawals with Right of
   Reinvestment)............... $    391,390,245  $    24,363,457
  Reserves For Annuity
   Contracts On Benefit........          115,527               --
                                ----------------  ---------------
Total Contract Owner Reserves..      391,505,772       24,363,457
   Capital Surplus.............               --               --
                                ----------------  ---------------
Total Contract Owner Reserves
  and Capital Surplus.......... $    391,505,772  $    24,363,457
                                ----------------  ---------------
NET ASSETS ATTRIBUTABLE TO:
  Accumulation Units
   Outstanding.................      391,390,245       24,363,457
  Contracts in Payout
   (Annuitization) Period......          115,527               --
  Funds Retained in Separate
   Account A by VALIC..........               --               --
                                ----------------  ---------------
Total Net Assets............... $    391,505,772       24,363,457
                                ----------------  ---------------
Total Units Outstanding........  341,447,375.714   21,371,133.046
                                ----------------  ---------------
STATEMENT OF OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds. $      1,509,646  $       550,773
EXPENSES:
  Mortality And Expense Risk
   Charge......................        3,448,665          322,299
  Reimbursements Of Expenses...               --               --
                                ----------------  ---------------
Net Investment Income (Loss)... $     (1,939,019) $       228,474
                                ----------------  ---------------
REALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Realized Gains (Losses) on
   Sale of Fund Shares......... $       (542,553) $      (239,238)
  Capital Gains Distributions
   From Mutual Funds...........
                                ----------------  ---------------
Realized Gains (Losses) On
  Investments..................         (542,553)        (239,238)
                                ----------------  ---------------
Change in Unrealized
  Appreciation (Depreciation)
  During The Period............       52,040,420        1,392,206
                                ----------------  ---------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS        $     49,558,848  $     1,381,442
                                ----------------  ---------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                   VALIC                              VALIC
                            SUN AMERICA          VALIC            COMPANY            VALIC           COMPANY
                             2020 HIGH       COMPANY I MID      I SMALL CAP         COMPANY        I SMALL CAP
                           WATERMARK FUND    CAP STRATEGIC        SPECIAL         I SMALL MID      AGGRESSIVE
                                FUND          GROWTL FUND       VALUES FUND       GROWTH FUND      GROWTH FUND
-                         ---------------  ----------------  ----------------  ----------------  ---------------
STATEMENT OF ASSETS
AND LIABILITIES AS OF
DECEMBER 31, 2010           DIVISION 82       DIVISION 83       DIVISION 84       DIVISION 85      DIVISION 86
---------------------     ---------------  ----------------  ----------------  ----------------  ---------------
ASSETS AND LIABILITIES:
 Investments in
   Shares Of Mutual
   Funds, at Fair
   Value................. $    14,973,735  $    296,233,514  $    204,522,463  $    113,044,738  $    89,582,685
 Balance Due From
   (To) VALIC
   General Account,
   Net...................          (7,605)            4,057           (19,025)          (26,021)        (135,018)
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net...................          24,562           280,446           222,761            77,051          281,244
                          ---------------  ----------------  ----------------  ----------------  ---------------
Net Assets & Liabilities  $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ===============  ================  ================  ================  ===============
CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of
   Applicable............
Contract Loans--
  Partial Withdrawals
  with Right of
  Reinvestment)           $    14,990,692  $    296,467,688  $    204,524,733  $    113,085,331  $    89,725,630
Reserves For Annuity
  Contracts On Benefit                 --            50,329           201,466            10,437            3,281
                          ---------------  ----------------  ----------------  ----------------  ---------------
Total Contract Owner
  Reserves                     14,990,692       296,518,017       204,726,199       113,095,768       89,728,911
Capital Surplus                        --                --                --                --               --
Total Contract Owner
  Reserves and Capital
  Surplus                 $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ---------------  ----------------  ----------------  ----------------  ---------------
NET ASSETS
  ATTRIBUTABLE TO:
 Accumulation Units
   Outstanding........... $    14,990,692  $    296,467,688  $    204,524,733  $    113,085,331  $    89,725,630
 Contracts in Payout
   (Annuitization)
   Period................              --            50,329           201,466            10,437            3,281
 Funds Retained in
   Separate Account
   A by VALIC............              --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
TOTAL NET ASSETS          $    14,990,692  $    296,518,017  $    204,726,199  $    113,095,768  $    89,728,911
                          ---------------  ----------------  ----------------  ----------------  ---------------
TOTAL UNITS
  OUTSTANDING              15,225,987.769   208,331,276.849   197,528,453.264   106,946,785.762   68,838,157.436
                          ---------------  ----------------  ----------------  ----------------  ---------------
STATEMENT OF
  OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
 Dividends From
   Mutual Funds.......... $       371,863  $        163,181  $      1,223,188  $            718  $
EXPENSES:
 Mortality And
   Expense Risk
   Charge................         169,370         2,472,446         1,781,526           934,852          798,562
   Reimbursements
     Of Expenses.........              --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
Net Investment Income
  (Loss)                  $       202,493  $     (2,309,265) $       (558,338) $       (934,134) $      (798,562)
                          ---------------  ----------------  ----------------  ----------------  ---------------
REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
Realized Gains
  (Losses) on Sale of
  Fund Shares............ $       (67,101) $     (4,043,440) $     (6,935,763) $     (1,811,312) $     6,820,025
Capital Gains
  Distributions From
  Mutual Funds                         --                --                --                --               --
                          ---------------  ----------------  ----------------  ----------------  ---------------
 Realized Gains
   (Losses) On
   Investments...........         (67,101)       (4,043,440)       (6,935,763)       (1,811,312)       6,820,025
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The
   Period................         732,169        65,991,315        42,971,701        25,665,416       13,205,059
                          ---------------  ----------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS              $       867,561  $     59,638,610  $     35,477,600  $     22,919,970  $    19,226,522
                          ---------------  ----------------  ----------------  ----------------  ---------------


                                VALIC
                              COMPANY I
                          GLOBAL EQUITY FUND
-                         ------------------
STATEMENT OF ASSETS
AND LIABILITIES AS OF
DECEMBER 31, 2010            DIVISION 87
---------------------     ------------------
ASSETS AND LIABILITIES:
 Investments in
   Shares Of Mutual
   Funds, at Fair
   Value.................  $    254,305,978
 Balance Due From
   (To) VALIC
   General Account,
   Net...................            22,431
 Receivable (Payable)
   For Mutual Fund
   Sales (Purchases),
   Net...................           531,265
                           ----------------
Net Assets & Liabilities   $    254,859,674
                           ================
CONTRACT OWNER
  RESERVES AND
  CAPITAL SURPLUS:
 Reserves For
   Redeemable
   Annuity Contracts
   (Net of
   Applicable............
Contract Loans--
  Partial Withdrawals
  with Right of
  Reinvestment)            $    254,710,624
Reserves For Annuity
  Contracts On Benefit              149,050
                           ----------------
Total Contract Owner
  Reserves                      254,859,674
Capital Surplus                          --
Total Contract Owner
  Reserves and Capital
  Surplus                  $    254,859,674
                           ----------------
NET ASSETS
  ATTRIBUTABLE TO:
 Accumulation Units
   Outstanding...........  $    254,710,624
 Contracts in Payout
   (Annuitization)
   Period................           149,050
 Funds Retained in
   Separate Account
   A by VALIC............                --
                           ----------------
TOTAL NET ASSETS           $    254,859,674
                           ----------------
TOTAL UNITS
  OUTSTANDING               263,737,253.480
                           ----------------
STATEMENT OF
  OPERATIONS
For the Year Ended
  December 31, 2010
INVESTMENT INCOME:
 Dividends From
   Mutual Funds..........  $      4,196,322
EXPENSES:
 Mortality And
   Expense Risk
   Charge................         2,192,214
   Reimbursements
     Of Expenses.........                --
                           ----------------
Net Investment Income
  (Loss)                   $      2,004,108
                           ----------------
REALIZED GAINS
  (LOSSES) ON
  INVESTMENTS:
Realized Gains
  (Losses) on Sale of
  Fund Shares............  $    (11,858,781)
Capital Gains
  Distributions From
  Mutual Funds                           --
                           ----------------
 Realized Gains
   (Losses) On
   Investments...........       (11,858,781)
 Change in
   Unrealized
   Appreciation
   (Depreciation)
   During The
   Period................        33,158,505
                           ----------------
INCREASE (DECREASE) IN
  NET ASSETS FROM
  OPERATIONS               $     23,303,832
                           ----------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENT OF ASSETS AND LIABILITIES
                      STATEMENT OF OPERATIONS (CONTINUED)

                                                                  VALIC COMPANY I                      VALIC COMPANY I
                                                                  GLOBAL STRATEGY   VALIC COMPANY I   GLOBAL REAL ESTATE
                                                                       FUND        FOREIGN VALUE FUND        FUND
                                                                 ----------------  ------------------ ------------------
STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31,2010          DIVISION 88       DIVISION 89        DIVISION 101
----------------------------------------------------------       ----------------  ------------------ ------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value......... $    509,223,345   $    972,896,328   $    250,178,362
   Balance Due From (To) VALIC General Account, Net.............          693,054             95,382           (433,619)
   Receivable (Payable) For Mutual Fund Sales (Purchases), Net..          864,189          2,273,253            877,771
                                                                 ----------------   ----------------   ----------------
Net Assets & Liabilities........................................ $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of Applicable.
   Contract Loans--Partial Withdrawals with Right of
     Reinvestment).............................................. $    510,441,209   $    975,128,427   $    250,622,514
   Reserves For Annuity Contracts On Benefit....................          339,379            136,536                 --
                                                                 ----------------   ----------------   ----------------
Total Contract Owner Reserves...................................      510,780,588        975,264,963        250,622,514
   Capital Surplus..............................................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
Total Contract Owner Reserves and Capital Surplus............... $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding............................... $    510,441,209   $    975,128,427   $    250,622,514
   Contracts in Payout (Annuitization) Period...................          339,379            136,536
   Funds Retained in Separate Account A by VALIC................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
TOTAL NET ASSETS                                                 $    510,780,588   $    975,264,963   $    250,622,514
                                                                 ----------------   ----------------   ----------------
Total Units Outstanding.........................................  361,200,489.334    848,633,170.682    254,995,530.981
                                                                 ----------------   ----------------   ----------------
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010
INVESTMENT INCOME:
   Dividends From Mutual Funds.................................. $     15,050,489   $     15,478,233   $     15,086,079
EXPENSES:
   Mortality And Expense Risk Charge............................        4,052,486          8,043,973          2,522,290
   Reimbursements Of Expenses...................................               --                 --                 --
                                                                 ----------------   ----------------   ----------------
Net Investment Income (Loss).................................... $     10,998,003   $      7,434,260   $     12,563,789
                                                                 ----------------   ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares............... $       (425,784)  $     (7,666,348)  $     13,659,093
   Capital Gains Distributions From Mutual Funds................               --                 --          3,031,439
                                                                 ----------------   ----------------   ----------------
Realized Gains (Losses) On Investments..........................         (425,784)        (7,666,348)        16,690,532
                                                                 ----------------   ----------------   ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period........................................................       33,715,343         70,647,164         13,479,551
                                                                 ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $     44,287,562   $     70,415,076   $     42,733,872
                                                                 ----------------   ----------------   ----------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31,2010

                                                                        NET
                                                                       ASSET
                                                                       VALUE
                                                                        PER
UNDERLYING FUND                               DIVISION     SHARES      SHARE  NET ASSET VALUE      COST      LEVEL/(1)/
---------------                               -------- --------------- ------ --------------- -------------- ---------
VALIC Company I Capital Conservation Fund....     1        268,897.796 $ 9.43 $    2,528,031  $    2,528,031     1
VALIC Company I Capital Conservation Fund....     7     14,706,852.764   9.43    138,074,060     139,892,745     1
VALIC Company I Money Market I Fund..........     2        745,637.709   1.00        745,638         745,638     1
VALIC Company I Money Market I Fund..........     6    387,074,059.834   1.00    387,074,057     387,074,057     1
VALIC Company I Mid Cap Index Fund...........     4    121,378,917.052  20.52  2,490,695,377   2,356,325,942     1
VALIC Company I Asset Allocation Fund........     5     13,190,048.464  10.49    138,363,609     147,275,839     1
VALIC Company I Government Securities
  Fund.......................................     8     10,846,786.273  10.38    112,589,643     113,823,496     1
VALIC Company I Stock Index Fund.............   10A      4,836,932.044  24.80    119,955,861     127,591,055     1
VALIC Company I Stock Index Fund.............   10B        431,439.941  24.80     10,699,711      11,263,856     1
VALIC Company I Stock Index Fund.............   10C    125,491,704.112  24.80  3,112,194,318   3,437,003,554     1
VALIC Company I Stock Index Fund.............   10D        588,194.833  24.80     14,587,232      15,772,624     1
VALIC Company I International Equities Fund..    11    141,885,501.661   6.43    912,323,777   1,100,904,612     1
VALIC Company I Global Social Awareness
  Fund.......................................    12     19,102,827.115  14.77    282,148,756     355,673,492     1
VALIC Company I International Government
  Bond Fund..................................    13     12,941,254.193  12.41    160,600,964     162,005,237     1
VALIC Company I Small Cap Index Fund.........    14     63,179,946.677  14.36    907,264,034     921,420,380     1
VALIC Company I Core Equity Fund.............    15     19,335,394.472  12.16    235,118,398     276,192,580     1
VALIC Company I Growth & Income Fund.........    16      6,970,661.840  12.07     84,135,886      98,722,467     1
VALIC Company I Science & Technology
  Fund.......................................    17     50,650,298.166  16.03    811,924,280     791,885,049     1
VALIC Company I Small Cap Fund...............    18     32,598,503.361  10.05    327,614,959     329,027,703     1
VALIC Company I International Growth I Fund..    20     53,546,297.555  11.13    595,970,291     534,794,978     1
VALIC Company I Core Value Fund..............    21     17,695,049.734   8.54    151,115,726     158,472,524     1
Vanguard Long-Term Investment-Grade Fund.....    22     20,461,678.273   9.34    191,112,078     186,102,462     1
Vanguard Long-Term Treasury Fund.............    23     26,043,697.695  11.07    288,303,733     299,413,474     1
Vanguard Windsor II Fund.....................    24     56,857,862.247  25.67  1,459,541,324   1,603,641,239     1
Vanguard Wellington Fund.....................    25     49,950,144.543  31.10  1,553,449,495   1,513,160,158     1
VALIC Company II International Small Cap
  Equity.....................................    33     46,769,058.205  13.61    636,526,881     702,421,042     1
VALIC Company II Small Cap Growth Fund.......    35      4,996,304.072  13.85     69,198,813      60,716,805     1
VALIC Company II Small Cap Value Fund........    36     33,379,014.141  13.39    446,944,999     396,301,419     1
VALIC Company II Mid Cap Growth Fund.........    37     20,000,484.783   8.04    160,803,897     153,254,753     1
VALIC Company II Mid Cap Value Fund..........    38     32,821,583.986  16.88    554,028,338     544,435,238     1
VALIC Company II Capital Appreciation Fund...    39      3,184,156.605   9.65     30,727,111      31,299,197     1
VALIC Company II Large Cap Value Fund........    40     14,822,585.864  11.14    165,123,606     206,818,767     1
VALIC Company II Socially Responsible Fund...    41     68,567,439.275  11.09    760,412,901     818,715,827     1
VALIC Company II Money Market II Fund........    44    185,474,525.482   1.00    185,474,521     185,474,522     1
VALIC Company I Nasdaq-100(R) Index Fund.....    46     19,102,199.411   6.02    114,995,240      89,706,853     1
VALIC Company II Aggressive Growth Lifestyle
  Fund.......................................    48     18,039,516.801   8.49    153,155,496     156,094,622     1
VALIC Company II Moderate Growth Lifestyle
  Fund.......................................    49     19,658,932.821  12.01    236,103,784     225,124,084     1
VALIC Company II Conservative Growth
  Lifestyle Fund.............................    50      9,173,380.806  11.01    100,998,925      95,751,625     1
Vanguard LifeStrategy Growth Fund............    52      6,626,522.422  22.06    146,181,085     141,853,824     1
Vanguard LifeStrategy Moderate Growth Fund...    53      8,079,708.508  19.57    158,119,897     152,365,233     1
Vanguard LifeStrategy Conservative Growth
  Fund.......................................    54      3,801,386.107  16.36     62,190,678      59,432,125     1
VALIC Company II Core Bond Fund..............    58     23,504,129.859  10.45    245,618,158     239,801,148     1
VALIC Company II Strategic Bond Fund.........    59     37,603,327.749  10.93    411,004,373     405,682,115     1
VALIC Company II High Yield Bond Fund........    60     28,646,576.172   7.22    206,828,278     224,415,431     1
Ariel Fund...................................    68      8,151,389.549  48.57    395,912,992     378,885,639     1
Ariel Appreciation Fund......................    69      6,709,593.015  42.39    284,419,648     260,033,145     1
Lou Holland Growth Fund......................    70      2,539,207.748  19.96     50,682,587      45,201,148     1
VALIC Company I Blue Chip Growth Fund........    72     36,108,779.579  10.42    376,253,482     332,007,839     1
VALIC Company I Health Sciences Fund.........    73     17,585,495.989  10.58    186,054,548     172,246,038     1
VALIC Company I Value Fund...................    74     12,917,736.882   9.64    124,526,982     154,594,705     1

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31,2010

                                                                         NET
                                                                        ASSET
                                                                        VALUE
                                                                         PER   NET ASSET
UNDERLYING FUND                                DIVISION     SHARES      SHARE    VALUE        COST      LEVEL/(1)/
---------------                                -------- --------------- ----- ----------- ------------- ---------
VALIC Company I Broad Cap Value Income Fund...    75      2,474,866.899  9.77  24,616,514    24,616,514     1
VALIC Company I Large Cap Core Fund...........    76     11,292,584.916 11.22 126,702,803   113,238,555     1
VALIC Company I Inflation Protected Fund......    77     23,776,362.620 10.42 247,749,698   236,652,105     1
VALIC Company I Growth Fund...................    78     67,871,435.392 11.00 746,585,788   634,211,716     1
VALIC Company I Large Capital Growth Fund.....    79     33,861,866.328 11.55 391,104,556   362,095,868     1
SunAmerica 2015 High Watermark Fund...........    81      2,448,849.858  9.95  24,366,057    25,524,472     1
SunAmerica 2020 High Watermark Fund...........    82      1,791,116.710  8.36  14,973,735    17,292,089     1
VALIC Company I Mid Cap Strategic Growth Fund.    83     24,142,910.580 12.27 296,233,514   266,709,914     1
VALIC Company I Small Cap Special Values Fund.    84     22,206,564.870  9.21 204,522,463   218,445,183     1
VALIC Company I Small Mid Growth Fund.........    85     10,725,307.239 10.54 113,044,738   104,010,087     1
VALIC Company I Small Cap Aggressive Growth
  Fund........................................    86      7,643,573.872 11.72  89,582,685    77,673,175     1
VALIC Company I Global Equity Fund............    87     31,088,750.398  8.18 254,305,978   308,734,466     1
VALIC Company I Global Strategy Fund..........    88     45,264,297.426 11.25 509,223,345   504,321,785     1
VALIC Company I Foreign Value Fund............    89    105,291,810.542  9.24 972,896,328 1,021,853,018     1
VALIC Company I Global Real Estate Fund.......   101     30,251,313.266  8.27 250,178,362   212,381,246     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                 VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                              CAPITAL CONSERVATION       CAPITAL CONSERVATION        MONEY MARKET I FUND
                                                      FUND                       FUND                       FUND
                                            ------------------------  --------------------------  ------------------------
                                             DIVISION 1                DIVISION 7                  DIVISION 2
                                            ------------ ------------ ------------  ------------  ------------ ------------
                                              FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE
                                             YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                            DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                2010         2009         2010          2009          2010         2009
                                            ------------ ------------ ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)............  $   54,403   $   90,665  $  3,122,481  $  4,390,293   $   (8,652)  $   (7,966)
   Net Realized Gains (Losses) From
     Securities Transactions...............         933      (38,259)      616,948    (1,207,376)         112           --
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period......     109,594      190,795     4,678,067     7,144,866           --           --
                                             ----------   ----------  ------------  ------------   ----------   ----------
Increase (Decrease) In Net Assets From
  Operations...............................     164,930      243,201     8,417,496    10,327,783       (8,540)      (7,966)
                                             ----------   ----------  ------------  ------------   ----------   ----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners................................      34,295       51,648     9,257,289     7,090,265       27,551       27,069
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals..........    (117,436)    (359,045)  (14,090,862)  (13,008,519)     (46,319)    (148,737)
   Annuity Benefit Payments................        (327)      (1,968)       (5,010)       (4,697)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net........         (87)    (191,928)   18,656,319     3,018,668     (293,905)    (146,863)
   Contract Charges........................      (1,390)      (1,508)      (63,584)      (61,361)        (405)        (390)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period............      21,811      243,602        (3,474)       (2,622)          --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A........          --           --            --            --           --           --
                                             ----------   ----------  ------------  ------------   ----------   ----------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions............     (63,134)    (259,199)   13,750,678    (2,968,266)    (313,078)    (268,921)
                                             ----------   ----------  ------------  ------------   ----------   ----------
Total Increase (Decrease) In Net Assets....     101,796      (15,998)   22,168,174     7,359,517     (321,618)    (276,887)
NET ASSETS:
Beginning Of Period........................   2,436,326    2,452,324   116,752,790   109,393,273    1,067,091    1,343,978
                                             ----------   ----------  ------------  ------------   ----------   ----------
End Of Period..............................  $2,538,122   $2,436,326  $138,920,964  $116,752,790   $  745,473   $1,067,091
                                             ==========   ==========  ============  ============   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                       VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                     MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                            FUND                           FUND                          FUND
                                ----------------------------  ------------------------------  --------------------------
                                         DIVISION 6                     DIVISION 4                    DIVISION 5
                                ----------------------------  ------------------------------  --------------------------
                                   FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                  YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                 DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                     2010           2009           2010            2009           2010          2009
                                -------------  -------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss).................... $  (3,838,470) $  (2,938,285) $    3,236,473  $   13,604,824  $  1,440,736  $  2,411,161
   Net Realized Gains
     (Losses) From
     Securities
     Transactions..............        44,988             --     (44,093,953)    (45,071,863)    1,700,608    (8,078,820)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period................            --             --     536,430,357     578,527,037    13,533,713    29,109,776
                                -------------  -------------  --------------  --------------  ------------  ------------
Increase (Decrease) In Net
  Assets From Operations.......    (3,793,482)    (2,938,285)    495,572,877     547,059,998    16,675,057    23,442,117
                                -------------  -------------  --------------  --------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...........   139,251,785    131,621,114     159,326,380     161,255,547     7,006,108     5,281,271
   Surrenders Of
     Accumulation Units By
     Terminations And
     Withdrawals...............   (73,229,577)  (112,290,222)   (193,668,778)   (162,073,044)  (11,783,954)  (11,080,305)
   Annuity Benefit
     Payments..................        (1,316)        (1,375)        (74,419)       (185,244)      (22,439)      (19,595)
   Transfers Between
     Subaccounts (including
     fixed account), Net.......  (102,844,155)   (84,550,118)      9,429,683     (74,629,100)   (2,251,156)   (1,358,535)
   Contract Charges............      (230,354)      (266,118)     (1,036,548)       (882,045)      (48,384)      (46,807)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period..........          (380)         1,062          (4,814)       (226,214)        7,903         4,913
   Increase (decrease) in
     Amounts Retained in
     Separate Account A........            --             --              --              --            --            --
                                -------------  -------------  --------------  --------------  ------------  ------------
   Net Increase (Decrease) In
     Net Assets From
     Contract
     Transactions..............   (37,053,997)   (65,485,657)    (26,028,496)    (76,740,100)   (7,091,922)   (7,219,058)
                                -------------  -------------  --------------  --------------  ------------  ------------
Total Increase (Decrease) In
  Net Assets...................   (40,847,479)   (68,423,942)    469,544,381     470,319,898     9,583,135    16,223,059
NET ASSETS:
Beginning Of Period............   428,482,899    496,906,841   2,026,973,917   1,556,654,019   128,975,105   112,752,046
                                -------------  -------------  --------------  --------------  ------------  ------------
End Of Period.................. $ 387,635,420  $ 428,482,899  $2,496,518,298  $2,026,973,917  $138,558,240  $128,975,105
                                =============  =============  ==============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                           GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                                   FUND                        FUND                       FUND
                                        --------------------------  --------------------------  ------------------------
                                                DIVISION 8                 DIVISION 10A               DIVISION 10B
                                        --------------------------  --------------------------  ------------------------
                                          FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                         YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                        DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                            2010          2009          2010          2009          2010         2009
                                        ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)........ $  2,295,542  $  3,323,163  $    682,175  $  1,438,801  $    96,623  $   156,308
   Net Realized Gains (Losses) From
     Securities Transactions...........      (98,920)      893,022       302,010    (1,972,721)      19,317     (411,098)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.................    1,381,477   (11,705,332)   13,845,045    24,686,049    1,232,288    2,321,575
                                        ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations...........................    3,578,099    (7,489,147)   14,829,230    24,152,129    1,348,228    2,066,785
                                        ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners............................    8,492,724    10,470,643     1,824,729       787,594       15,718       27,226
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals.......................  (13,683,029)  (19,189,818)  (13,463,856)  (11,938,924)  (1,001,954)  (1,128,640)
   Annuity Benefit Payments............      (33,650)      (35,900)     (271,535)     (291,368)     (36,382)     (35,215)
   Transfers Between Subaccounts
     (including fixed account),
     Net...............................   (8,732,235)  (20,845,284)   (1,101,268)   (2,816,438)    (105,831)    (573,124)
   Contract Charges....................      (50,510)      (54,751)           --            --           --           --
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.....................       (1,578)      (12,913)     (193,802)     (243,181)       6,267        9,622
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.................................           --            --            --            --           --           --
                                        ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions......................  (14,008,278)  (29,668,023)  (13,205,732)  (14,502,317)  (1,122,182)  (1,700,131)
                                        ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net
  Assets...............................  (10,430,179)  (37,157,170)    1,623,498     9,649,812      226,046      366,654
NET ASSETS:
Beginning Of Period....................  123,250,197   160,407,367   118,324,082   108,674,270   10,475,751   10,109,097
                                        ------------  ------------  ------------  ------------  -----------  -----------
End Of Period.......................... $112,820,018  $123,250,197  $119,947,580  $118,324,082  $10,701,797  $10,475,751
                                        ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            VALIC COMPANY I              VALIC COMPANY I            VALIC COMPANY I
                                              STOCK INDEX                  STOCK INDEX          INTERNATIONAL EQUITIES
                                                 FUND                         FUND                       FUND
                                    ------------------------------  ------------------------  --------------------------
                                             DIVISION 10C                 DIVISION 10D                DIVISION II
                                    ------------------------------  ------------------------  --------------------------
                                       FOR THE         THE FOR        FOR THE      FOR THE      FOR THE       FOR THE
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                         2010            2009           2010         2009         2010          2009
                                    --------------  --------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $   20,185,435  $   37,365,967  $    86,172  $   174,961  $ 12,828,612  $ 13,478,178
   Net Realized Gains (Losses)
     From Securities
     Transactions..................    (37,272,242)     (2,499,234)     (93,458)    (415,123)  (25,153,642)  (46,331,780)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............    395,561,135     522,384,411    1,789,335    3,034,093    73,642,619   218,793,037
                                    --------------  --------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................    378,474,328     557,251,144    1,782,049    2,793,931    61,317,589   185,939,435
                                    --------------  --------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............    191,469,387     189,069,802      204,153       94,840    87,830,640    93,582,694
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................   (257,370,252)   (221,408,244)  (1,254,596)  (1,053,015)  (80,190,249)  (72,019,218)
   Annuity Benefit Payments........       (197,635)       (210,916)     (10,126)      (8,501)      (14,011)      (13,348)
   Transfers Between
     Subaccounts (including
     fixed account), Net...........    (47,264,044)     31,589,841     (277,837)    (416,859)   (7,546,597)  (19,205,772)
   Contract Charges................     (1,407,708)     (1,327,259)      (3,757)      (4,100)     (468,998)     (426,377)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................        (92,181)       (186,743)       3,345        2,468        31,367       (27,184)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A............             --              --           --           --            --            --
                                    --------------  --------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................   (114,862,433)     (2,473,519)  (1,338,818)  (1,385,167)     (357,848)    1,890,795
                                    --------------  --------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net
  Assets...........................    263,611,895     554,777,625      443,231    1,408,764    60,959,741   187,830,230
NET ASSETS:
Beginning Of Period................  2,854,853,264   2,300,075,639   14,143,117   12,734,353   853,578,342   665,748,112
                                    --------------  --------------  -----------  -----------  ------------  ------------
End Of Period...................... $3,118,465,159  $2,854,853,264  $14,586,348  $14,143,117  $914,538,083  $853,578,342
                                    ==============  ==============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                      GLOBAL SOCIAL AWARENESS      INT'L GOVERNMENT BOND          SMALL CAP INDEX
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 12                 DIVISION 13                 DIVISION 14
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $  1,801,765  $  4,444,990  $  5,894,012  $  4,512,368  $   (242,545) $  5,522,009
   Net Realized Gains (Losses)
     From Securities
     Transactions..................    6,869,948   (56,898,533)    2,589,797    (2,290,723)  (27,231,150)  (40,523,260)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............   21,883,776   119,345,749     1,974,225    11,828,688   214,806,444   196,666,077
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................   30,555,489    66,892,206    10,458,034    14,050,333   187,332,749   161,664,826
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   16,523,449    22,825,945     9,988,872     8,198,029    73,767,106    79,757,027
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (24,029,406)  (21,872,592)  (16,320,155)  (18,255,686)  (71,702,670)  (60,379,448)
   Annuity Benefit Payments........      (10,203)      (10,587)       (5,273)       (4,977)      (27,175)      (24,778)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................  (21,967,870)  (84,201,636)    2,828,417    (6,637,757)  (51,512,359)  (57,184,815)
   Contract Charges................     (132,473)     (126,110)      (85,607)      (83,781)     (501,876)     (438,973)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................      (23,944)      (31,696)       (1,494)       (1,038)        3,609         2,689
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................  (29,640,447)  (83,416,676)   (3,595,240)  (16,785,210)  (49,973,365)  (38,268,298)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets...........................      915,042   (16,524,470)    6,862,794    (2,734,877)  137,359,384   123,396,528
NET ASSETS:
Beginning Of Period................  281,524,224   298,048,694   153,805,482   156,540,359   771,594,030   648,197,502
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period...................... $282,439,266  $281,524,224  $160,668,276  $153,805,482  $908,953,414  $771,594,030
                                    ------------  ------------  ------------  ------------  ------------  ------------

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                                      CORE EQUITY              GROWTH & INCOME         SCIENCE & TECHNOLOGY
                                                         FUND                       FUND                       FUND
                                              --------------------------  ------------------------  --------------------------
                                                      DIVISION 15                DIVISION 16                DIVISION 17
                                              --------------------------  ------------------------  --------------------------
                                                FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                                  2010          2009          2010         2009         2010          2009
                                              ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)               $    661,074  $  2,262,982  $   223,792  $ 1,063,035  $ (6,865,234) $ (4,901,939)
   Net Realized Gains (Losses) From
     Securities Transactions                    (2,853,955)   (3,898,762)     531,369   (4,816,827)   25,625,044    (4,234,884)
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period           27,181,255    43,849,710    7,744,946   17,452,089   123,511,240   296,474,550
                                              ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                                    24,988,374    42,213,930    8,500,107   13,698,297   142,271,050   287,337,727
                                              ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners        9,052,454     9,421,890    4,408,828    4,350,316    34,689,438    35,868,391
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals              (19,727,084)  (19,020,438)  (7,313,952)  (7,243,845)  (59,244,933)  (50,649,993)
   Annuity Benefit Payments                        (13,238)      (13,145)      (4,253)      (3,808)      (29,149)      (24,924)
   Transfers Between Subaccounts (including
     fixed account), Net                       (11,143,701)  (11,106,628)  (1,895,721)  (3,675,703)  (39,567,263)     (889,270)
   Contract Charges                               (111,887)     (114,287)     (48,067)     (44,398)     (344,601)     (340,655)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                     (1,528)       (8,364)        (925)      (2,665)      (40,747)      (81,816)
   Increase (decrease) in Amounts Retained
     in Separate Account A                              --            --           --           --            --            --
                                              ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions                (21,944,984)  (20,840,972)  (4,854,090)  (6,620,103)  (64,537,255)  (16,118,267)
                                              ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets          3,043,390    21,372,958    3,646,017    7,078,194    77,733,795   271,219,460
NET ASSETS:
Beginning Of Period                            232,389,283   211,016,325   80,518,460   73,440,266   735,085,162   463,865,702
                                              ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                                 $235,432,673  $232,389,283  $84,164,477  $80,518,460  $812,818,957  $735,085,162
                                              ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                             SMALL CAP            INTERNATIONAL GROWTH I            CORE VALUE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 18                 DIVISION 20                 DIVISION 21
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $ (2,260,294) $ (1,063,075) $  2,974,373  $  5,538,899  $    579,243  $  1,824,905
   Net Realized Gains (Losses)
     From Securities Transactions      3,504,472   (14,612,509)   (1,105,852)   (9,072,060)   (3,786,408)   (6,950,025)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                72,918,608    75,379,786    54,634,846   139,969,194    21,073,965    22,535,526
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     74,162,786    59,704,202    56,503,367   136,436,033    17,866,800    17,410,406
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  10,559,489    12,003,947    39,338,751    41,454,122     9,065,558     6,632,918
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (25,976,192)  (22,606,805)  (46,246,277)  (42,547,528)  (11,064,833)   (8,999,981)
   Annuity Benefit Payments              (17,531)      (14,109)      (21,935)      (32,142)       (4,240)       (3,658)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (9,109,117)  (11,451,926)    7,120,173    (5,290,194)   13,312,023      (340,287)
   Contract Charges                     (125,071)     (117,923)     (242,123)     (227,309)      (53,473)      (51,664)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                       (18,304)       (8,620)      (11,688)       (6,241)       (5,144)       (6,054)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                    (24,686,726)  (22,195,436)      (63,099)   (6,649,292)   11,249,891    (2,768,726)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              49,476,060    37,508,766    56,440,268   129,786,741    29,116,691    14,641,680
NET ASSETS:
Beginning Of Period                  278,537,333   241,028,567   541,546,829   411,760,088   122,205,163   107,563,483
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $328,013,393  $278,537,333  $597,987,097  $541,546,829  $151,321,854  $122,205,163
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VANGUARD                     VANGUARD                      VANGUARD
                                     LONG-TERM INVESTMENT          LONG-TERM TREASURY                WINDSOR II
                                          GRADE FUND                      FUND                          FUND
                                  --------------------------  ---------------------------  ------------------------------
                                          DIVISION 22                 DIVISION 23                    DIVISION 24
                                  --------------------------  ---------------------------  ------------------------------
                                    FOR THE       FOR THE       FOR THE        FOR THE        FOR THE         FOR THE
                                   YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                                  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                      2010          2009          2010           2009           2010            2009
                                  ------------  ------------  ------------  -------------  --------------  --------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                       $  8,603,827  $  8,267,852  $  9,573,785  $  11,274,821  $   11,202,820  $   18,007,106
   Net Realized Gains
     (Losses) From Securities
     Transactions                    1,215,919    (2,161,199)    4,775,616     16,686,164     (37,609,883)    (23,462,755)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                      6,366,111     5,812,420     9,571,013    (83,529,618)    153,259,111     310,660,102
                                  ------------  ------------  ------------  -------------  --------------  --------------
Increase (Decrease) In Net
  Assets From Operations            16,185,857    11,919,073    23,920,414    (55,568,633)    126,852,048     305,204,453
                                  ------------  ------------  ------------  -------------  --------------  --------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                15,427,620    12,637,382    22,465,219     29,041,802     118,605,600     126,524,228
   Surrenders Of
     Accumulation Units By
     Terminations And
     Withdrawals                   (19,658,430)  (18,769,180)  (32,170,100)   (44,587,258)   (140,248,214)   (117,694,412)
   Annuity Benefit Payments             (5,483)       (4,982)       (4,031)        (4,194)        (31,354)       (112,628)
   Transfers Between
     Subaccounts (including
     fixed account), Net             8,803,160     3,542,695   (42,761,241)   (69,473,826)   (105,023,626)     20,772,870
   Contract Charges                    (89,272)      (75,735)     (127,959)      (146,834)       (643,358)       (601,841)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         699           549        (4,148)        10,537          (8,199)        (41,363)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                     --            --            --             --              --              --
                                  ------------  ------------  ------------  -------------  --------------  --------------
   Net Increase (Decrease) In
     Net Assets From
     Contract Transactions           4,478,294    (2,669,271)  (52,602,260)   (85,159,773)   (127,349,151)     28,846,854
                                  ------------  ------------  ------------  -------------  --------------  --------------
Total Increase (Decrease) In Net
  Assets                            20,664,151     9,249,802   (28,681,846)  (140,728,406)       (497,103)    334,051,307
NET ASSETS:
Beginning Of Period                170,702,692   161,452,890   317,183,433    457,911,839   1,462,916,916   1,128,865,609
                                  ------------  ------------  ------------  -------------  --------------  --------------
End Of Period                     $191,366,843  $170,702,692  $288,501,587  $ 317,183,433  $1,462,419,813  $1,462,916,916
                                  ============  ============  ============  =============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VANGUARD                  VALIC COMPANY II                VALIC COMPANY
                                              WELLINGTON            INTERNATIONAL SMALL CAP EQUITY     SMALL CAP GROWTH
                                                 FUND                          FUND                          FUND
                                    ------------------------------  -----------------------------  ------------------------
                                              DIVISION 25                   DIVISION 33                   DIVISION 35
                                    ------------------------------  -----------------------------  ------------------------
                                       FOR THE         FOR THE        FOR THE         FOR THE        FOR THE      FOR THE
                                      YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                         2010            2009           2010            2009           2010         2009
                                    --------------  --------------  ------------    ------------   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $   24,542,292  $   28,222,465  $  1,834,772    $  4,721,205   $  (349,216) $  (246,741)
   Net Realized Gains (Losses)
     From Securities
     Transactions                       (3,821,417)    (19,083,079)  (22,019,252)    (54,313,632)     (343,171)  (1,733,594)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                 115,764,053     226,985,866   124,163,671     164,729,201    15,851,503   13,465,949
                                    --------------  --------------   ------------   ------------   -----------  -----------
Increase (Decrease) In Net Assets
  From Operations                      136,484,928     236,125,252   103,979,191     115,136,774    15,159,116   11,485,614
                                    --------------  --------------   ------------   ------------   -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                   125,720,310     120,949,580    59,731,011      68,261,343     4,888,896    4,705,308
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                      (150,450,290)   (128,483,984)  (57,163,111)    (55,543,065)   (4,896,364)  (3,229,628)
   Annuity Benefit Payments                (51,943)       (404,722)       (3,854)         (3,009)           --           --
   Transfers Between
     Subaccounts (including
     fixed account), Net                51,918,869     (57,538,885)  (64,234,903)    (48,477,439)    9,573,977    1,258,685
   Contract Charges                       (759,828)       (718,099)     (339,043)       (301,151)      (31,960)     (24,512)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                          (4,814)       (157,887)           28         (16,938)         (452)        (603)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                         --              --            --              --            --           --
                                    --------------  --------------   ------------   ------------   -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                       26,372,304     (66,353,997)  (62,009,872)    (36,080,259)    9,534,097    2,709,250
                                    --------------  --------------   ------------   ------------   -----------  -----------
Total Increase (Decrease) In Net
  Assets                               162,857,232     169,771,255    41,969,319      79,056,515    24,693,213   14,194,864
NET ASSETS:
Beginning Of Period                  1,395,732,920   1,225,961,665   595,445,715     516,389,200    44,558,839   30,363,975
                                    --------------  --------------   ------------   ------------   -----------  -----------
End Of Period                       $1,558,590,152  $1,395,732,920  $637,415,034    $595,445,715   $69,252,052  $44,558,839
                                    ==============  ==============   ============   ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         VALIC COMPANY II            VALIC COMPANY II            VALIC COMPANY II
                                          SMALL CAP VALUE             MID CAP GROWTH               MID CAP VALUE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 36                 DIVISION 37                 DIVISION 38
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $  1,759,317  $  1,493,060  $ (1,301,009) $ (1,070,615) $    113,118  $  2,431,742
   Net Realized Gains (Losses)
     From Securities Transactions     (8,953,098)   (7,455,154)    4,479,959   (12,517,561)   (5,530,316)  (35,241,868)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                96,096,296    82,097,619    31,033,498    66,853,559    99,607,648   161,863,170
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     88,902,515    76,135,525    34,212,448    53,265,383    94,190,450   129,053,044
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  37,195,367    37,570,551    15,724,664    16,792,754    43,115,142    51,209,373
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (37,398,697)  (28,804,133)  (17,755,787)  (16,776,169)  (50,820,876)  (38,297,756)
   Annuity Benefit Payments               (4,603)       (8,523)          (83)          (68)      (10,938)      (18,717)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (6,488,834)   52,383,150   (53,593,611)   (3,267,403)  (30,496,822)  (36,891,366)
   Contract Charges                     (216,950)     (182,043)     (118,960)     (101,607)     (258,455)     (214,824)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         2,725        (7,200)         (472)         (404)        4,241        (4,672)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     (6,910,992)   60,951,802   (55,744,249)   (3,352,897)  (38,467,708)  (24,217,962)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              81,991,523   137,087,327   (21,531,801)   49,912,486    55,722,742   104,835,082
NET ASSETS:
Beginning Of Period                  366,264,158   229,176,831   182,530,853   132,618,367   499,338,460   394,503,378
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $448,255,681  $366,264,158  $160,999,052  $182,530,853  $555,061,202  $499,338,460
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY II           VALIC COMPANY II            VALIC COMPANY II
                                         CAPITAL APPRECIATION          LARGE CAP VALUE          SOCIALLY RESPONSIBLE
                                                 FUND                       FUND                        FUND
                                       ------------------------  --------------------------  --------------------------
                                              DIVISION 39                DIVISION 40                 DIVISION 41
                                       ------------------------  --------------------------  --------------------------
                                         FOR THE      FOR THE      FOR THE       FOR THE       FOR THE       FOR THE
                                        YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                       DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                           2010         2009         2010          2009          2010          2009
                                       ------------ ------------ ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)....... $   (85,392) $   128,521  $    919,458  $  1,808,614  $  2,888,305  $  6,646,688
   Net Realized Gains (Losses) From
     Securities Transactions..........    (397,858)  (2,833,109)   (7,400,527)  (18,107,034)  (28,627,314)  (42,584,911)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   4,164,300    9,783,770    29,078,166    28,566,644   121,929,701   202,959,074
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Increase (Decrease) In Net Assets
     From Operations..................   3,681,050    7,079,182    22,597,097    12,268,224    96,190,692   167,020,851
                                       -----------  -----------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners...........................   3,061,841    3,500,981    15,974,023    18,245,285    70,843,400    75,930,694
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals......................  (3,355,264)  (3,092,384)  (15,878,603)  (15,771,225)  (73,301,578)  (75,491,327)
   Annuity Benefit Payments...........          --           --           (46)          (41)       (2,229)       (2,350)
   Transfers Between Subaccounts
     (including fixed account),
     Net..............................  (1,605,026)  (1,960,525)  (15,398,276)  (13,955,380)  (55,869,371)  (37,261,148)
   Contract Charges...................     (23,097)     (23,864)     (184,247)     (183,874)     (382,453)     (319,938)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period....................          --           --          (550)        1,070          (261)       (7,593)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A................................          --           --            --            --            --            --
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions.....................  (1,921,546)  (1,575,792)  (15,487,699)  (11,664,165)  (58,712,492)  (37,151,662)
                                       -----------  -----------  ------------  ------------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets...........................   1,759,504    5,503,390     7,109,398       604,059    37,478,200   129,869,189
NET ASSETS:
Beginning Of Period...................  29,010,811   23,507,421   158,240,257   157,636,198   724,759,374   594,890,185
                                       -----------  -----------  ------------  ------------  ------------  ------------
End Of Period......................... $30,770,315  $29,010,811  $165,349,655  $158,240,257  $762,237,574  $724,759,374
                                       ===========  ===========  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                           VALIC COMPANY II                VALIC COMPANY              VALIC COMPANY II
                                           MONEY MARKET II              NASDAQ100 (R) INDEX      AGGRESSIVE GROWTH LIFESTYLE
                                                 FUND                          FUND                         FUND
                                    ---------------------------    ----------------------------  --------------------------
                                             DIVISION 44                    DIVISION 46                  DIVISION 48
                                    ---------------------------    ----------------------------  --------------------------
                                     FOR THE YEAR     FOR THE         FOR THE        FOR THE       FOR THE       FOR THE
                                        ENDED        YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                     DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                         2010           2009            2010           2009          2010          2009
                                    ------------   ------------    ------------    ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $ (1,451,476)$     (855,204) $     (726,101) $     (499,672) $  2,293,845  $  1,026,857
   Net Realized Gains (Losses)
     From Securities
     Transactions..................           --             (1)      1,234,917      (1,401,937)     (907,433)  (6,978,389)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............           --             (2)     17,480,380      34,614,291    17,608,948    28,283,950
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations........   (1,451,476)      (855,207)     17,989,196      32,712,682    18,995,360    22,332,418
                                    ------------   ------------    ------------    ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   63,908,791     66,543,635      10,186,160       8,490,374    27,328,796    20,536,694
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (39,898,265)   (71,344,071)    (10,100,521)     (6,708,097)  (10,537,627)   (8,415,176)
   Annuity Benefit Payments........       (3,729)      (142,570)           (610)           (333)         (778)         (126)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................  (63,410,742)   (83,902,089)     (3,986,372)     12,950,512    10,608,050     1,818,974
   Contract Charges................     (109,231)      (153,663)        (56,306)        (40,968)     (148,728)     (100,796)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................          492         (6,040)            652             624         7,856       (13,818)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................     (273,518)       270,854              --              --            --            --
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................  (39,786,202)   (88,733,944)     (3,956,997)     14,692,112    27,257,569    13,825,752
                                    ------------   ------------    ------------    ------------  ------------  ------------
   Total Increase (Decrease) In
     Net Assets....................  (41,237,678)   (89,589,151)     14,032,199      47,404,794    46,252,929    36,158,170
NET ASSETS:
Beginning Of Period................  227,029,302    316,618,453     101,087,882      53,683,088   107,254,361    71,096,191
                                    ------------   ------------    ------------    ------------  ------------  ------------
End Of Period...................... $185,791,624   $227,029,302    $115,120,081    $101,087,882  $153,507,290  $107,254,361
                                    ============   ============    ============    ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       VALIC COMPANY II         VANGUARD LIFESTRATEGY
                                       VALIC COMPANY II MODERATE      CONSERVATIVE GROW                GROWTH
                                         GROWTH LIFESTYLE FUND          LIFESTYLE FUND                  FUND
                                      --------------------------  -------------------------  --------------------------
                                              DIVISION 49                DIVISION 50                 DIVISION 52
                                      --------------------------  -------------------------  --------------------------
                                        FOR THE       FOR THE       FOR THE       FOR THE      FOR THE       FOR THE
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                          2010          2009          2010          2009         2010          2009
                                      ------------  ------------  ------------  ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)...... $  4,403,667  $  2,447,177  $  2,127,944  $ 1,559,602  $  1,127,835  $  1,282,287
   Net Realized Gains (Losses)
     From Securities
     Transactions....................      625,970    (4,225,766)    1,055,768   (1,433,998)      (64,949)   (1,685,242)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period...............   22,106,903    32,405,621     7,035,561   10,127,417    16,321,757    23,781,613
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations..........   27,136,540    30,627,032    10,219,273   10,253,021    17,384,643    23,378,658
                                      ------------  ------------  ------------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners.................   46,625,900    28,554,218    19,231,992    9,439,441    19,722,635    18,068,961
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals.....................  (17,992,436)  (13,007,062)   (7,802,468)  (5,500,763)  (12,344,180)   (9,552,481)
   Annuity Benefit Payments..........         (423)         (367)           --           --          (325)       (5,122)
   Transfers Between Subaccounts
     (including fixed account),
     Net.............................   16,312,066       423,749    14,446,887    1,629,371    (2,557,466)   (2,836,505)
   Contract Charges..................     (206,900)     (148,155)      (57,834)     (33,672)      (89,693)      (92,442)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period...................          106          (228)           --           --        (2,382)       (3,168)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A...............................           --            --            --           --            --            --
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions....................   44,738,313    15,822,155    25,818,577    5,534,377     4,728,589     5,579,243
                                      ------------  ------------  ------------  -----------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets..........................   71,874,853    46,449,187    36,037,850   15,787,398    22,113,232    28,957,901
NET ASSETS:
Beginning Of Period..................  164,570,269   118,121,082    65,145,815   49,358,417   124,239,738    95,281,837
                                      ------------  ------------  ------------  -----------  ------------  ------------
End Of Period........................ $236,445,122  $164,570,269  $101,183,665  $65,145,815  $146,352,970  $124,239,738
                                      ============  ============  ============  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VANGUARD LIFESTRATEGY      VANGUARD LIFESTRATEGY         VALIC COMPNY II
                                             MODERATE GROWTH          CONSERVATIVE GROWTH             CORE BOND
                                                  FUND                       FUND                       FUND
                                       --------------------------  ------------------------  --------------------------
                                               DIVISION 53                DIVISION 54                DIVISION 58
                                       --------------------------  ------------------------  --------------------------
                                         FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                        YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                           2010          2009          2010         2009         2010          2009
                                       ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)....... $  1,637,868  $  1,806,870  $   791,216  $   860,209  $  5,202,724  $  6,111,177
   Net Realized Gains (Losses) From
     Securities Transactions..........      488,153    (1,412,655)    (517,161)  (1,284,473)      283,431    (1,540,274)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period................   14,704,021    21,072,480    5,155,655    7,437,291     7,998,435    11,826,056
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Increase (Decrease) In Net Assets
     From Operations..................   16,830,042    21,466,695    5,429,710    7,013,027    13,484,590    16,396,959
                                       ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners...........................   23,611,174    19,565,373    8,428,333    7,813,612    18,896,635    11,508,138
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals......................  (17,099,206)  (11,997,188)  (7,219,183)  (6,550,814)  (17,979,466)  (13,574,851)
   Annuity Benefit Payments...........         (477)         (418)          --           --        (1,509)       (1,389)
   Transfers Between Subaccounts
     (including fixed account),
     Net..............................   (2,651,964)   (2,209,044)   2,219,904     (357,819)   95,526,865    13,371,367
   Contract Charges...................      (93,753)      (79,699)     (28,685)     (26,890)     (129,545)     (106,637)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period....................           11           (19)          --           --           209           401
   Increase (decrease) in Amounts
     Retained in Separate Account
     A................................           --            --           --           --            --            --
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions.....................    3,765,785     5,279,005    3,400,369      878,089    96,313,189    11,197,029
                                       ------------  ------------  -----------  -----------  ------------  ------------
   Total Increase (Decrease) In Net
     Assets...........................   20,595,827    26,745,700    8,830,079    7,891,116   109,797,779    27,593,988
NET ASSETS:
Beginning Of Period...................  137,961,249   111,215,549   53,837,814   45,946,698   136,448,291   108,854,303
                                       ------------  ------------  -----------  -----------  ------------  ------------
End Of Period......................... $158,557,076  $137,961,249  $62,667,893  $53,837,814  $246,246,070  $136,448,291
                                       ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                         VALIC COMPANY II            VALIC COMPANY II
                                          STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 59                 DIVISION 60                 DIVISION 68
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income
     (Loss)........................ $ 18,628,223  $ 14,348,528  $ 14,167,824  $ 14,841,605  $ (3,192,214) $ (2,161,549)
   Net Realized Gains (Losses)
     From Securities
     Transactions..................      434,378    (5,986,568)   (1,418,110)  (11,867,669)   (7,320,971)  (22,219,731)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period.............   17,721,453    56,689,852    11,576,429    53,154,819    89,670,611   145,998,509
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Increase (Decrease) In Net
     Assets From Operations........   36,784,054    65,051,812    24,326,143    56,128,755    79,157,426   121,617,229
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners...............   46,046,880    33,474,247    16,875,915    14,831,230    27,865,959    26,965,760
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals...................  (39,381,671)  (32,811,436)  (22,233,285)  (18,583,057)  (32,619,265)  (22,231,185)
   Annuity Benefit Payments........       (6,402)      (83,370)         (839)       (5,384)      (33,535)      (21,777)
   Transfers Between Subaccounts
     (including fixed account),
     Net...........................   24,055,159    16,561,343    (4,447,874)    6,356,221    (3,795,377)   (2,839,879)
   Contract Charges................     (289,528)     (229,823)     (159,883)     (128,271)     (162,609)     (130,338)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period.................       (2,648)      (10,758)          328          (296)      (13,691)        3,192
   Increase (decrease) in Amounts
     Retained in Separate Account
     A.............................           --            --            --            --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions..................   30,421,790    16,900,203    (9,965,638)    2,470,443    (8,758,518)    1,745,773
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Total Increase (Decrease) In
     Net Assets....................   67,205,844    81,952,015    14,360,505    58,599,198    70,398,908   123,363,002
NET ASSETS:
Beginning Of Period................  344,468,465   262,516,450   192,755,539   134,156,341   326,053,120   202,690,118
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period...................... $411,674,309  $344,468,465  $207,116,044  $192,755,539  $396,452,028  $326,053,120
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 ARIEL                   LOU HOLLAND              VALIC COMPANY I
                                             APPRECIATION                  GROWTH                 BLUE CHIP GROWTH
                                                 FUND                       FUND                        FUND
                                      --------------------------  ------------------------  ---------------------------
                                              DIVISION 69                DIVISION 70                DIVISION 72
                                      --------------------------  ------------------------  ---------------------------
                                        FOR THE       FOR THE       FOR THE      FOR THE       FOR THE       FOR THE
                                       YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                      DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                          2010          2009          2010         2009          2010          2009
                                      ------------  ------------  ------------ ------------ -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)       $ (2,333,095) $ (1,469,754) $  (402,412) $  (309,739) $  (3,691,322) $ (2,423,364)
   Net Realized Gains (Losses)
     From Securities Transactions       (5,873,771)  (14,404,223)   2,203,146   (1,009,381)    11,221,878    (6,353,389)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                  52,810,183   109,811,380    3,989,970   13,055,157     46,470,676   135,830,633
                                      ------------  ------------  -----------  -----------  -------------  ------------
Increase (Decrease) In Net Assets
  From Operations                       44,603,317    93,937,403    5,790,704   11,736,037     54,001,232   127,053,880
                                      ------------  ------------  -----------  -----------  -------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                    17,476,762    16,488,426    4,038,933    3,529,061     49,509,980    53,870,563
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                       (22,751,840)  (18,110,256)  (3,304,160)  (2,432,250)   (42,990,164)  (35,218,969)
   Annuity Benefit Payments                (42,204)      (28,345)      (1,375)      (1,170)        (2,672)       (2,025)
   Transfers Between Subaccounts
     (including fixed account), Net     (5,101,115)   (4,181,150)  (1,016,309)   2,429,460   (123,697,330)   25,979,228
   Contract Charges                       (111,347)      (94,933)     (17,248)     (10,174)      (228,087)     (166,444)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         (28,190)      (14,187)          41           67            509          (377)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                          --            --           --           --             --            --
                                      ------------  ------------  -----------  -----------  -------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                      (10,557,934)   (5,940,445)    (300,118)   3,514,994   (117,407,764)   44,461,976
                                      ------------  ------------  -----------  -----------  -------------  ------------
Total Increase (Decrease) In Net
  Assets                                34,045,383    87,996,958    5,490,586   15,251,031    (63,406,532)  171,515,856

NET ASSETS:
Beginning Of Period                    250,851,637   162,854,679   45,223,645   29,972,614    440,472,619   268,956,763
                                      ------------  ------------  -----------  -----------  -------------  ------------
End Of Period                         $284,897,020  $250,851,637  $50,714,231  $45,223,645  $ 377,066,087  $440,472,619
                                      ============  ============  ===========  ===========  =============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                               HEALTH SCIENCES                  VALUE             BROAD CAP VALUE INCOME
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 73                 DIVISION 74                DIVISION 75
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2010          2009          2010          2009          2010         2009
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)          $ (1,671,989) $ (1,431,184) $   (404,649) $  1,770,062  $   208,107  $   244,897
   Net Realized Gains (Losses) From
     Securities Transactions               (2,867,449)   (7,600,395)   10,159,234   (24,875,750)    (464,149)  (1,137,702)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                     28,511,494    49,538,291     5,285,836    60,831,313    3,082,824    4,865,080
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               23,972,056    40,506,712    15,040,421    37,725,625    2,826,782    3,972,275
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                13,109,435    13,728,034    16,283,778    22,976,989    2,020,748    1,560,098
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals                          (16,359,857)  (16,145,036)  (14,326,105)  (11,601,280)  (1,940,220)  (1,614,052)
   Annuity Benefit Payments                    (6,050)      (14,845)          (16)          (14)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net        (7,748,698)   (6,899,681)  (48,682,691)  (42,732,708)     634,806     (318,707)
   Contract Charges                           (91,214)      (82,089)     (115,396)      (94,307)      (9,985)      (9,066)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                                972          (894)            1             3           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                         (11,095,412)   (9,414,511)  (46,840,429)  (31,451,317)     705,349     (381,727)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets    12,876,644    31,092,201   (31,800,008)    6,274,308    3,532,131    3,590,548

NET ASSETS:
Beginning Of Period                       173,402,762   142,310,561   156,504,421   150,230,113   20,667,326   17,076,778
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $186,279,406  $173,402,762  $124,704,413  $156,504,421  $24,199,457  $20,667,326
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                          LARGE CAP CORE            INFLATION PROTECTED               GROWTH
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 76                 DIVISION 77                 DIVISION 78
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $    172,872  $    462,608  $  3,372,172  $    103,354  $ (1,917,334) $   (217,482)
   Net Realized Gains (Losses)
     From Securities Transactions     14,835,683    (8,323,557)    1,177,330    (1,563,167)    2,613,680   (16,209,959)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                 6,805,504    38,506,669    13,161,961    14,740,179   110,332,300   198,769,265
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations                     21,814,059    30,645,720    17,711,463    13,280,366   111,028,646   182,341,824
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  12,926,950    13,248,102    28,053,665    15,122,188    35,782,360    39,999,333
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (12,939,040)   (8,437,130)  (24,711,565)  (18,013,557)  (62,610,804)  (52,348,736)
   Annuity Benefit Payments               (2,435)      (18,015)         (870)         (708)      (15,584)      (13,150)
   Transfers Between Subaccounts
     (including fixed account),
     Net                              (4,267,183)  (20,582,672)   37,240,833    35,077,113   (27,859,391)  (31,995,798)
   Contract Charges                      (79,823)      (74,809)     (137,573)      (77,422)     (287,033)     (292,979)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                         1,080        (1,249)           (8)           86         3,693        (9,484)
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --    (5,605,239)           --            --            --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     (4,360,451)  (15,865,773)   34,839,243    32,107,700   (54,986,759)  (44,660,814)
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                              17,453,608    14,779,947    52,550,706    45,388,066    56,041,887   137,681,010

NET ASSETS:
Beginning Of Period                  109,686,776    94,906,829   195,634,772   150,246,706   691,636,898   553,955,888
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $127,140,384  $109,686,776  $248,185,478  $195,634,772  $747,678,785  $691,636,898
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I              SUNAMERICA                SUNAMERICA
                                          LARGE CAPITAL GROWTH FUND     2015 HIGH WATERMARK       2020 HIGH WATERMARK
                                                    FUND                       FUND                      FUND
                                         --------------------------  ------------------------  ------------------------
                                                 DIVISION 79                DIVISION 81               DIVISION 82
                                         --------------------------  ------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                             2010          2009          2010         2009         2010         2009
                                         ------------  ------------  ------------ ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (1,939,019) $   (430,690) $   228,474  $   171,530  $   202,493  $   111,047
   Net Realized Gains (Losses) From
     Securities Transactions                 (542,553)   (9,760,126)    (239,238)    (639,931)     (67,101)    (760,720)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                     52,040,420    96,841,713    1,392,206      (11,557)     732,169     (240,947)
                                         ------------  ------------  -----------  -----------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               49,558,848    86,650,897    1,381,442     (479,958)     867,561     (890,620)
                                         ------------  ------------  -----------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                18,563,259    21,082,326      184,030    2,068,663    2,069,696    1,511,104
   Surrenders Of Accumulation Units
     By Terminations And
     Withdrawals                          (29,886,147)  (28,675,670)  (2,974,337)  (2,566,498)    (690,161)  (1,287,396)
   Annuity Benefit Payments                    (8,375)      (23,200)          --           --           --           --
   Transfers Between Subaccounts
     (including fixed account), Net       (19,352,522)  (16,785,745)  (2,065,879)    (265,106)     708,397      838,482
   Contract Charges                          (162,243)     (166,823)     (10,996)     (12,634)      (6,787)      (6,861)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period               (639)       (2,838)          --           --           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --           --           --
                                         ------------  ------------  -----------  -----------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                         (30,846,667)  (24,571,950)  (4,867,182)    (775,575)   2,081,145    1,055,329
                                         ------------  ------------  -----------  -----------  -----------  -----------
Total Increase (Decrease) In Net Assets    18,712,181    62,078,947   (3,485,740)  (1,255,533)   2,948,706      164,709

NET ASSETS:
Beginning Of Period                       372,793,591   310,714,644   27,849,197   29,104,730   12,041,986   11,877,277
                                         ------------  ------------  -----------  -----------  -----------  -----------
End Of Period                            $391,505,772  $372,793,591  $24,363,457  $27,849,197  $14,990,692  $12,041,986
                                         ============  ============  ===========  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                        VALIC COMPANY I               VALIC COMPANY I
                                                                   MID CAP STRATEGIC GROWTH      SMALL CAP SPECIAL VALUES
                                                                             FUND                          FUND
                                                                 --------------------------    ----------------------------
                                                                          DIVISION 83                   DIVISION 84
                                                                 --------------------------    ----------------------------
                                                                   FOR THE        FOR THE         FOR THE        FOR THE
                                                                  YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                                                     2010           2009            2010           2009
                                                                 ------------  ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)................................. $ (2,309,265) $   (697,511) $     (558,338) $    1,486,860
   Net Realized Gains (Losses) From Securities Transactions.....   (4,043,440)  (13,627,251)     (6,935,763)    (14,046,262)
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period.................................................   65,991,315    92,958,452      42,971,701      55,443,526
                                                                 ------------  ------------    ------------    ------------
Increase (Decrease) In Net Assets From Operations...............   59,638,610    78,633,690      35,477,600      42,884,124
                                                                 ------------  ------------    ------------    ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners.......................   16,060,447    17,757,630      13,539,719      15,979,340
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals................................................  (22,581,815)  (17,741,437)    (17,914,842)    (14,869,515)
   Annuity Benefit Payments.....................................       (3,257)       (2,564)        (16,231)        (13,317)
   Transfers Between Subaccounts (including fixed account),
     Net........................................................   (9,060,630)   (7,244,797)    (10,367,745)    (11,574,099)
   Contract Charges.............................................     (140,489)     (131,708)        (76,574)        (74,941)
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period.....................................................          277          (107)         (1,811)         (5,561)
   Increase (decrease) in Amounts Retained in Separate Account
     A..........................................................           --            --              --              --
                                                                 ------------  ------------    ------------    ------------
Net Increase (Decrease) In Net Assets From Contract
  Transactions..................................................  (15,725,467)   (7,362,983)    (14,837,484)    (10,558,093)
                                                                 ------------  ------------    ------------    ------------
Total Increase (Decrease) In Net Assets.........................   43,913,143    71,270,707      20,640,116      32,326,031
NET ASSETS:
Beginning Of Period.............................................  252,604,874   181,334,167     184,086,083     151,760,052
                                                                 ------------  ------------    ------------    ------------
End Of Period................................................... $296,518,017  $252,604,874    $204,726,199    $184,086,083
                                                                 ============  ============    ============    ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      VALIC COMPANY I                VALIC COMPANY I              VALIC COMPANY I
                                         SMALL MID                SMALL CAP AGGRESSIVE             GLOBAL EQUITY
                                        GROWTH FUND                    GROWTH FUND                      FUND
                               ---------------------------    --------------------------    ---------------------------
                                        DIVISION 85                    DIVISION 86                  DIVISION 87
                               ---------------------------    --------------------------    ---------------------------
                                  FOR THE         FOR THE        FOR THE        FOR THE       FOR THE        FOR THE
                                 YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                    2010            2009           2010           2009          2010           2009
                               ------------    ------------   ------------   ------------   ------------  -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                    $   (934,134) $    (566,498) $    (798,562) $    (472,557) $    2,004,108  $ (1,209,969)
   Net Realized Gains
     (Losses) From Securities
     Transactions                (1,811,312)    (4,221,755)     6,820,025     (2,753,711)    (11,858,781)   (22,828,866)
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                  25,665,416     31,658,154     13,205,059     24,209,015      33,158,505     79,123,902
                               ------------    -----------    -----------    -----------    ------------  -------------
Increase (Decrease) In Net
  Assets From Operations         22,919,970     26,869,901     19,226,522     20,982,747      23,303,832     55,085,067
                               ------------    -----------    -----------    -----------    ------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners              7,415,636      8,082,880      7,740,874      6,058,176      15,371,811     17,327,711
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals             (8,953,458)    (7,243,604)    (7,610,855)    (4,708,202)    (20,528,969)   (19,674,805)
   Annuity Benefit Payments            (424)          (347)          (386)          (297)         (4,783)       (87,072)
   Transfers Between
     Subaccounts (including
     fixed account), Net         (3,579,911)    (2,232,945)     1,128,751      9,072,341     (11,578,663)   (12,503,768)
   Contract Charges                 (38,840)       (36,972)       (48,949)       (32,866)       (112,498)      (113,896)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period                  (342)          (290)            77           (959)         (1,145)       (17,220)
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                  --             --             --             --              --             --
                               ------------    -----------    -----------    -----------    ------------  -------------
   Net Increase (Decrease) In
     Net Assets From Contract
     Transactions                (5,157,339)    (1,431,278)     1,209,512     10,388,193     (16,854,247)   (15,069,050)
                               ------------    -----------    -----------    -----------    ------------  -------------
Total Increase (Decrease) In
  Net Assets                     17,762,631     25,438,623     20,436,034     31,370,940       6,449,585     40,016,017
NET ASSETS:
Beginning Of Period              95,333,137     69,894,514     69,292,877     37,921,937     248,410,089    208,394,072
                               ------------    -----------    -----------    -----------    ------------  -------------
End Of Period                  $113,095,768    $95,333,137    $89,728,911    $69,292,877    $254,859,674  $ 248,410,089
                               ============    ===========    ===========    ===========    ============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                          VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                          GLOBAL STRATEGY              FOREIGN VALUE            GLOBAL REAL ESTATE
                                               FUND                        FUND                        FUND
                                    --------------------------  --------------------------  --------------------------
                                            DIVISION 88                 DIVISION 89                DIVISION 101
                                    --------------------------  --------------------------  --------------------------
                                      FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                    DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                        2010          2009          2010          2009          2010          2009
                                    ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS:
   Net Investment Income (Loss)     $ 10,998,003  $ 33,529,086  $  7,434,260  $ 12,709,450  $ 12,563,789  $ 25,335,314
   Net Realized Gains (Losses)
     From Securities Transactions       (425,784)  (11,654,556)   (7,666,348)  (44,059,233)   16,690,532    (5,405,762)
   Net Change In Unrealized
     Appreciation (Depreciation)
     During The Period                33,715,343    53,118,209    70,647,164   287,030,737    13,479,551    46,966,841
                                    ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets
  From Operations..................   44,287,562    74,992,739    70,415,076   255,680,954    42,733,872    66,896,393
                                    ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners                  29,012,094    26,039,993    73,263,301    64,585,583    28,677,623    29,463,101
   Surrenders Of Accumulation
     Units By Terminations And
     Withdrawals                     (41,352,648)  (39,734,711)  (86,107,155)  (66,671,921)  (25,169,437)  (22,316,374)
   Annuity Benefit Payments              (44,893)      (53,596)       (8,196)      (12,042)           --            --
   Transfers Between Subaccounts
     (including fixed account),
     Net                              69,755,006   (21,519,401)  107,627,490   (10,010,221)  (57,367,494)      688,620
   Contract Charges                     (222,261)     (200,300)     (436,528)     (372,680)     (103,819)      (67,306)
   Adjustments to Net Assets
     Allocated to Contracts in
     Payout Period                        (5,413)      (22,150)       (1,955)       (2,651)           --            --
   Increase (decrease) in Amounts
     Retained in Separate Account
     A                                        --            --            --            --    (8,624,559)           --
                                    ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract
     Transactions                     57,141,885   (35,490,165)   94,336,957   (12,483,932)  (62,587,686)    7,768,041
                                    ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net
  Assets                             101,429,447    39,502,574   164,752,033   243,197,022   (19,853,814)   74,664,434
NET ASSETS:
Beginning Of Period                  409,351,141   369,848,567   810,512,930   567,315,908   270,476,328   195,811,894
                                    ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                       $510,780,588  $409,351,141  $975,264,963  $810,512,930  $250,622,514  $270,476,328
                                    ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, and
Potentia.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). Effective May 1, 2009, AIG Retirement Company I and II changed their names to VALIC Company I and II. VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. AIG Global Investment Corporation ("AIGGIC") and SunAmerica Asset Management Corporation ("SAAMCO"), each an affiliate of VALIC, serve as investment sub-advisers to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective March 7, 2008, the VALIC Company I Real Estate Fund commenced operations. The SunAmerica 2010 High Watermark Fund was closed effective April 21, 2008. Effective February 27, 2009, the AIG SunAmerica 2015 High Watermark Fund and the AIG SunAmerica 2020 High Watermark Fund changed their names to the SunAmerica 2015 High Watermark Fund and the SunAmerica 2020 High Watermark Fund, respectively.

The Separate Account is comprised of sixty five sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

 VALIC COMPANY I FUNDS

 Capital Conservation Fund (Division 1
   and 7)                               Nasdaq-100(R) Index Fund (Division 46)
 Money Market I Fund (Division 2 and 6) Blue Chip Growth Fund (Division 72)
 Mid Cap Index Fund (Division 4)        Health Sciences Fund (Division 73)
 Asset Allocation Fund (Division 5)     Value Fund (Division 74)
 Government Securities Fund (Division   Broad Cap Value Income Fund (Division
   8)                                   75)
 Stock Index Fund (Divisions 10A, B,
   C, and D)                            Large Cap Core Fund (Division 76)
 International Equities Fund (Division
   11)                                  Inflation Protected Fund (Division 77)
 Global Social Awareness Fund
   (Division 12)                        Growth Fund (Division 78)
 International Government Bond Fund     Large Capital Growth Fund (Division
   (Division 13)                        79)
 Small Cap Index Fund (Division 14)     Mid Cap Strategic Growth Fund
                                        (Division 83)
 Core Equity Fund (Division 15)         Small Cap Special Values Fund
                                        (Division 84)
 Growth & Income Fund (Division 16)     Small Mid Growth Fund (Division 85)
 Science & Technology Fund (Division    Small Cap Aggressive Growth Fund
   17)                                  (Division 86)
 Small Cap Fund (Division 18)           Global Equity Fund (Division 87)
 International Growth I Fund (Division
   20)                                  Global Strategy Fund (Division 88)
 Core Value Fund (Division 21)          Foreign Value Fund (Division 89)
                                        Global Real Estate Fund (Division 101)

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

 VALIC Company II Funds

 International Small Cap Equity Fund
   (Division 33)                        Money Market II Fund (Division 44)
 Small Cap Growth Fund (Division 35)    Aggressive Growth Lifestyle Fund
                                        (Division 48)
 Small Cap Value Fund (Division 36)     Moderate Growth Lifestyle Fund
                                        (Division 49)
 Mid Cap Growth Fund (Division 37)      Conservative Growth Lifestyle Fund
                                        (Division 50)
 Mid Cap Value Fund (Division 38)       Core Bond Fund (Division 58)
 Capital Appreciation Fund (Division
   39)                                  Strategic Bond Fund (Division 59)
 Large Cap Value Fund (Division 40)     High Yield Bond Fund (Division 60)
 Socially Responsible Fund (Division
   41)


 OTHER FUNDS
 Vanguard Long-Term Investment-Grade
   Fund (Division 22)                   Ariel Fund (Division 68)
 Vanguard Long-Term Treasury Fund
   (Division 23)                        Ariel Appreciation Fund (Division 69)
 Vanguard Windsor II Fund (Division 24) Lou Holland Growth Fund (Division 70) Vanguard Wellington Fund (Division 25) SunAmerica 2015 High Watermark Fund
                                        (Division 81)
 Vanguard LifeStrategy Growth Fund      SunAmerica 2020 High Watermark Fund
   (Division 52)                        (Division 82)
 Vanguard LifeStrategy Moderate Growth
   Fund (Division 53)
 Vanguard LifeStrategy Conservative
   Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty five divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. Summary of Significant Accounting Policies

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $378,823 and $913,414 for the years ended December 31, 2010 and 2009, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Effective January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2010 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2010, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2010, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 1.45% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                                      RISK CHARGES
---------                                          -------------------------------------

10B                                                0.85% on the first $10 million
                                                   0.425% on the next $90 million
                                                   0.21% on the excess over $100 million

1, 2, 4 through 8, 10A, 10C, 10D, 11 through 18,   0.40% - 1.00%
20, 21, 30, 33, 35 through 41, 44 through 46, 48
through 50, 58 through 60, 72 through 80, 83
through 101

19, 22 through 28, 31, 32, 47, 52 through 57, 61   0.65% - 1.25%
through 71, 81,82

Potentia Product                                   0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through 28, 31, 35,
39, 47 through 50, 58, 59, 78, 79, 83, 87

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                                   EXPENSE LIMITATIONS
---------                                          -------------------------------------
10A                                                1.4157% on the first $359,065,787
                                                   1.36% on the next $40,934,213
                                                   1.32% on the excess over $400 million

10B                                                0.6966% on the first $25,434,267
                                                   0.50% on the first $74,565,733
                                                   0.25% on the excess over $100 million

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

 DIVISIONS                                        EXPENSE REDUCTION
 ---------                              -------------------------------------
 22,23,26 through 28,32,33,35 through   0.25%
 41,44,47 through 50,55 through 71

 31                                     0.21%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,375,535 and $4,684,693 for the years ended December 31, 2010 and 2009, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,783,240 and $6,622,721 for the years ended December 31, 2010 and 2009, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $6,651 and $288 for the year ended December 31, 2010, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $7,051 and $279 for the year ended December 31, 2009, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $7,727,248 and $6,216,007 for the years ended December 31,2010 and 2009, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 44, 75, 77 and 101 are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2010 consist of the following:

                                                                   COST OF     PROCEEDS FROM
UNDERLYING FUND                                       DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                       -------- --------------- -------------
VALIC Company I Capital Conservation Fund                1      $     85,099   $    173,161
VALIC Company I Capital Conservation Fund                7        38,893,918     21,966,664
VALIC Company I Money Market I Fund                      2            26,986        348,804
VALIC Company I Money Market I Fund                      6        79,134,692    120,359,826
VALIC Company I Mid Cap Index Fund                       4       141,974,853    169,527,832
VALIC Company I Asset Allocation Fund                    5        19,676,955     25,534,004
VALIC Company I Government Securities Fund               8        17,747,841     29,680,537
VALIC Company I Stock Index Fund                        10A        1,691,056     16,015,756
VALIC Company I Stock Index Fund                        10B           26,438      1,807,824
VALIC Company I Stock Index Fund                        10C      180,002,836    229,209,126
VALIC Company I Stock Index Fund                        10D          207,111      1,682,857
VALIC Company I International Equities Fund             11        96,369,726     85,323,923
VALIC Company I Global Social Awareness Fund            12        24,620,294     52,665,444
VALIC Company I International Government Bond Fund      13        33,200,287     30,948,796
VALIC Company I Small Cap Index Fund                    14        35,013,636     86,559,117
VALIC Company I Core Equity Fund                        15         5,962,115     27,512,489
VALIC Company I Growth & Income Fund                    16         5,692,565     10,358,575
VALIC Company I Science & Technology Fund               17        16,047,334     88,205,264
VALIC Company I Small Cap Fund                          18         7,714,248     34,970,839
VALIC Company I International Growth I Fund             20        72,383,787     71,076,155
VALIC Company I Dividend Value Fund                     21        26,912,139     15,233,788
Vanguard LT Investment-Grade Fund                       22        36,507,139     23,618,817
Vanguard LT Treasury Fund                               23        45,210,188     79,594,477
Vanguard Windsor II Fund                                24        63,184,017    181,126,672
Vanguard Wellington Fund                                25       150,543,835    103,735,710
VALIC Company II International Small Cap Equity Fund    33        27,043,451     87,780,282
VALIC Company II Small Cap Growth Fund                  35        14,964,901      5,832,782
VALIC Company II Small Cap Value Fund                   36        31,839,043     37,961,092
VALIC Company II Mid Cap Growth Fund                    37         6,666,886     63,818,443
VALIC Company II Mid Cap Value Fund                     38        58,337,286     97,248,944
VALIC Company II Capital Appreciation Fund              39         3,150,917      5,191,478
VALIC Company II Large Cap Value Fund                   40         9,916,318     24,499,410
VALIC Company II Socially Responsible Fund              41        51,487,240    108,578,272
VALIC Company II Money Market II Fund                   44        50,925,322     92,478,672
VALIC Company I Nasdaq-100(R) Index Fund                46        14,230,035     18,908,672
VALIC Company II Aggressive Growth Lifestyle Fund       48        39,012,184      9,827,999
VALIC Company II Moderate Growth Lifestyle Fund         49        67,321,295     18,509,984
VALIC Company II Conservative Growth Lifestyle Fund     50        42,276,032     14,521,014
Vanguard LifeStrategy Growth Fund                       52        17,218,752     11,479,615
Vanguard LifeStrategy Moderate Growth Fund              53        23,672,122     18,255,294

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
UNDERLYING FUND                                   DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                   -------- --------------- -------------
Vanguard LifeStrategy Conservative Growth Fund      54        15,388,135     11,561,878
VALIC Company II Core Bond Fund                     58       109,323,141      8,338,841
VALIC Company II Strategic Bond Fund                59        77,557,201     28,909,017
VALIC Company II High Yield Bond Fund               60        37,065,040     33,092,352
Ariel Fund                                          68        23,511,169     35,865,196
Ariel Appreciation Fund                             69        13,450,080     26,748,974
Lou Holland Growth Fund                             70         7,736,308      7,249,080
VALIC Company I Blue Chip Growth Fund               72        17,626,766    138,975,617
VALIC Company I Health Sciences Fund                73         9,485,860     22,445,350
VALIC Company I Value Fund                          74         7,841,336     55,168,815
VALIC Company I Broad Cap Value Income Fund         75         4,040,198      3,149,011
VALIC Company I Large Cap Core Fund                 76        41,482,996     45,991,797
VALIC Company I Inflation Protected Fund            77        65,042,779     27,164,004
VALIC Company I Growth Fund                         78        14,196,186     71,942,420
VALIC Company I Large Capital Growth Fund           79         7,058,947     40,063,053
SunAmerica 2015 High Watermark Fund                 81         1,085,006      5,724,176
SunAmerica 2020 High Watermark Fund                 82         4,451,831      2,186,892
VALIC Company I Mid Cap Strategic Growth Fund       83        12,382,556     30,617,830
VALIC Company I Small Cap Special Values Fund       84         7,101,453     22,647,478
VALIC Company I Small Mid Growth Fund               85         5,711,447     11,829,437
VALIC Company I Small Cap Aggressive Growth Fund    86        28,950,768     28,643,662
VALIC Company I Global Equity Fund                  87        20,157,884     35,370,317
VALIC Company I Global Strategy Fund                88        93,771,949     26,893,203
VALIC Company I Foreign Value Fund                  89       164,700,881     64,570,374
VALIC Company I Global Real Estate Fund             101       31,333,224     78,642,786

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

The accumulation units outstanding      VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
and analysis of the increase          CAPITAL CONSERVATION           CAPITAL CONSERVATION            MONEY MARKET I
(decrease) in units outstanding as            FUND                           FUND                         FUND
of December 31, 2010.               --------------------          --------------------           ---------------
                                           DIVISION 1                     DIVISION 7                   DIVISION 2
                                    --------------------          --------------------           ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                  1.00%/(2)(3)(4)(5)/           1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/
                                         ---------                    -----------                   ---------
Accumulation Unit Value............      5.8472680                      3.2744260                   2.9861930
Net Assets Attributable to
  Accumulation Units Outstanding...      2,228,206                    108,656,535                     745,638
                                         =========                    ===========                   =========
Accumulation Units Issued..........         10,852                      6,991,539                       9,050
Accumulation Units Redeemed........        (25,359)                    (4,859,516)                   (113,267)
                                         ---------                    -----------                   ---------
Increase (Decrease) in
  Accumulation Units Outstanding...         14,507                      2,132,023                    (104,217)
Beginning Accumulation Units
  Outstanding......................        395,575                     31,077,337                     353,912
                                         ---------                    -----------                   ---------
Ending Accumulation Units
  Outstanding......................        381,068                     33,209,360                     249,695
                                         =========                    ===========                   =========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.80%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     3.4376970
Net Assets Attributable to
  Accumulation Units Outstanding...                                    28,989,875
                                                                      ===========
Accumulation Units Issued..........                                     4,686,459
Accumulation Units Redeemed........                                    (2,535,699)
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                     2,150,760
Beginning Accumulation Units
  Outstanding......................                                     6,330,564
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                     8,481,324
                                                                      ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.60%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     3.6142310
Net Assets Attributable to
  Accumulation Units Outstanding...                                       898,380
                                                                      ===========
Accumulation Units Issued..........                                        68,735
Accumulation Units Redeemed........                                      (110,075)
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                       (41,340)
Beginning Accumulation Units
  Outstanding......................                                       289,907
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                       248,567
                                                                      ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                           0.40%/(2)/
                                                                      -----------
Accumulation Unit Value............                                     1.1521190
Net Assets Attributable to
  Accumulation Units Outstanding...                                            --
                                                                      ===========
Accumulation Units Issued..........                                            --
Accumulation Units Redeemed........                                            --
                                                                      -----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                            --
Beginning Accumulation Units
  Outstanding......................                                            --
                                                                      -----------
Ending Accumulation Units
  Outstanding......................                                            --
                                                                      ===========

                              SEPARATE ACCOUNT A

                OF THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. Unit Values, Net Assets and Changes in Units Outstanding (Continued)

                                            VALIC                                               VALIC
THE ACCUMULATION UNITS OUTSTANDING        COMPANY I                                           COMPANY I
AND ANALYSIS OF THE INCREASE                MONEY                    VALIC                      ASSET
(DECREASE) IN UNITS OUTSTANDING AS         MARKET I              COMPANY I MID                ALLOCATION
OF DECEMBER 31, 2010.                        FUND                CAP INDEX FUND                  FUND
----------------------------------  -----------             --------------            -----------
                                          DIVISION 6               DIVISION 4                 DIVISION 5
                                    -----------             --------------            -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        1.45% /W/                 1.45% /W/               1.00%/|2)|3)|4)|5)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   1.0560710                 1.6382840               5.5861440
Net Assets Attributable to
  Accumulation Units Outstanding...     197,202                    44,454             121,892,803
                                    -----------             -------------             -----------
Accumulation Units Issued..........     117,385                    25,837               2,173,030
Accumulation Units Redeemed........    (133,806)                  (71,821)             (3,666,092)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...     (16,421)                  (45,984)             (1,493,062)
Beginning Accumulation Units
  Outstanding......................     203,154                    73,118              23,340,724
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................     186,733                    27,134              21,847,662
                                    -----------             -------------             -----------
Contracts with Mortality and              100o/                     100o/
  Expense Risk Charge of:..........           o(2)(3)(4)(5)             o(2)(3)(4)(5)        0.80%/(2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   2.1085280                11.5592110               5.8875920
Net Assets Attributable to
  Accumulation Units Outstanding... 294,592,191             1,933,526,696              16,115,698
                                    -----------             -------------             -----------
Accumulation Units Issued..........  28,156,425                 7,821,431               1,672,979
Accumulation Units Redeemed........ (42,094,602)               (1,568,636)             (1,568,636)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding... (13,938,177)               (7,951,331)                104,343
Beginning Accumulation Units
  Outstanding...................... 175,506,081               175,506,081               2,642,382
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding...................... 139,892,361               167,554,750               2,746,725
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.95%/(1)/                0.95%/(1)/              0.60%/|2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............   1.8753890                    187810               6.2187810
Net Assets Attributable to
  Accumulation Units Outstanding...                                                       187,579
                                    -----------             -------------             -----------
Accumulation Units Issued..........           _                         _                   8,005
Accumulation Units Redeemed........          --                        --                 (11,128)
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...          --                        --                  (3,123)
Beginning Accumulation Units
  Outstanding......................          --                        --                  33,286
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................          --                        --                  30,163
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.80%/(2)/                0.80%/(2)/              0.40%/|2)/
                                    -----------             -------------             -----------
Accumulation Unit Value............  12.2022510                 1.0556270               1.0556270
Net Assets Attributable to
  Accumulation Units Outstanding...  81,815,289               522,175,998                      --
                                    -----------             -------------             -----------
Accumulation Units Issued..........  11,783,317                 6,897,481                       _
Accumulation Units Redeemed........ (13,281,507)               (2,533,746)                     --
                                    -----------             -------------             -----------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,498,190)                4,363,735                      --
Beginning Accumulation Units
  Outstanding......................  38,641,900                38,641,900                      --
                                    -----------             -------------             -----------
Ending Accumulation Units
  Outstanding......................  43,005,635                43,005,635                      --
                                    -----------             -------------             -----------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.60%/|2)/                0.60%/|2)/
                                    -----------             -------------
Accumulation Unit Value............   2.3277990                12.9122510
Net Assets Attributable to
  Accumulation Units Outstanding...   2,681,848                15,736,454
                                    -----------             -------------
Accumulation Units Issued..........     793,688                   372,538
Accumulation Units Redeemed........  (1,991,194)                 (299,001)
                                    -----------             -------------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,197,506)                   73,537
Beginning Accumulation Units
  Outstanding......................   2,369,391                 1,146,174
                                    -----------             -------------
Ending Accumulation Units
  Outstanding......................   1,171,885                 1,219,711
                                    -----------             -------------
Contracts with Mortality and
  Expense Risk Charge of:..........        0.40%/|2)/                0.40%/|2)/
                                    -----------             -------------
Accumulation Unit Value............   1.0194960                 1.0303180
Net Assets Attributable to
  Accumulation Units Outstanding...   7,768,290                18,205,916
                                    -----------             -------------
Accumulation Units Issued..........   3,866,706                 2,281,419
Accumulation Units Redeemed........  (2,671,857)               (2,671,857)
                                    -----------             -------------
Increase (Decrease) in
  Accumulation Units Outstanding...  (1,384,949)                 (390,438)
Beginning Accumulation Units
  Outstanding......................    ,060,629                18,060,629
                                    -----------             -------------
Ending Accumulation Units
  Outstanding......................   7,619,736                17,670,191
                                    -----------             -------------

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                        VALIC COMPANY I                VALIC COMPANY I         VALIC COMPANY I
The accumulation units outstanding and analysis      GOVERNMENT SECURITIES               STOCK INDEX             STOCK INDEX
of the increase (decrease) in units outstanding              FUND                           FUND                    FUND
as of December 31, 2010.                           ---------------------          ---------------              ---------------
                                                          DIVISION 8                    DIVISION 10A            DIVISION 10B
                                                   ---------------------          ---------------              ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                          100%/(2)(3)(4)(5)/           100%/(2)(3)(4)(5)/       0.4335%/(3)/
Accumulation Unit Value...........................       3.2161350                   24.2337590                  41.7146090
Net Assets Attributable to Accumulation Units
  Outstanding.....................................      90,964,404                  117,839,811                  10,617,698
                                                        ==========                  ===========                  ==========
Accumulation Units Issued.........................       2,925,473                       81,303                       1,776
Accumulation Units Redeemed.......................      (6,357,621)                    (654,589)                    (30,744)
                                                        ----------                  -----------                  ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................      (3,432,148)                    (573,286)                    (28,968)
Beginning Accumulation Units Outstanding..........      31,773,386                    5,435,932                     283,500
                                                        ----------                  -----------                  ----------
Ending Accumulation Units Outstanding.............      28,341,238                    4,862,646                     254,532
                                                        ==========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.80%/(2)/
                                                        ----------
Accumulation Unit Value...........................       3.3765090
Net Assets Attributable to Accumulation Units
  Outstanding.....................................      20,810,778
                                                        ==========
Accumulation Units Issued.........................       2,107,921
Accumulation Units Redeemed.......................      (2,865,537)
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................        (757,616)
Beginning Accumulation Units Outstanding..........       6,933,928
                                                        ----------
Ending Accumulation Units Outstanding.............       6,176,312
                                                        ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.60%/(2)/
                                                        ----------
Accumulation Unit Value...........................       3.5498310
Net Assets Attributable to Accumulation Units
  Outstanding.....................................         644,239
                                                        ----------
Accumulation Units Issued.........................          62,205
Accumulation Units Redeemed.......................        (191,077)
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding.....................................        (128,872)
Beginning Accumulation Units Outstanding..........         310,411
                                                        ----------
Ending Accumulation Units Outstanding.............         181,539
                                                        ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                         0.40%/(2)/
                                                        ----------
Accumulation Unit Value...........................       1.1150340
Net Assets Attributable to Accumulation Units
  Outstanding
                                                        ==========
Accumulation Units Issued
Accumulation Units Redeemed.......................              --
                                                        ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --
Beginning Accumulation Units Outstanding                        --
                                                        ----------
Ending Accumulation Units Outstanding.............              --
                                                        ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding           VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
and analysis of the increase                   STOCK INDEX                  STOCK INDEX            INTERNATIONAL EQUITIES
(decrease) in units outstanding as of             FUND                         FUND                         FUND
December 31, 2010.                     ---------------               ---------------             ----------------------
                                              DIVISION 10C                 DIVISION 10D                 DIVISION 11
                                       ---------------               ---------------             ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                1.45%/(1)/                  1.00%/(2)(3)(4)(5)/             1.00%/(2)(3)(4)(5)/
                                        -------------                  ----------                     -----------
Accumulation Unit Value...............      0.9574280                   9.1166840                       1.6622420
Net Assets Attributable to
  Accumulation Units Outstanding......         24,504                  14,503,739                     741,016,127
                                        =============                  ==========                     ===========
Accumulation Units Issued.............         11,756                      24,293                      42,841,273
Accumulation Units Redeemed...........        (20,990)                   (185,113)                    (37,109,940)
                                        -------------                  ----------                     -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................         (9,234)                   (160,820)                      5,731,333
Beginning Accumulation Units
  Outstanding.........................         34,828                   1,751,721                     440,727,408
                                        -------------                  ----------                     -----------
Ending Accumulation Units Outstanding.         25,594                   1,590,901                     446,458,741
                                        =============                  ==========                     ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                1.00%/(2)(3)(4)(5)/                                         0.80%/(2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      5.1440980                                                   1.7337940
Net Assets Attributable to
  Accumulation Units Outstanding......  2,469,042,836                                                 166,112,327
                                        =============                                                 ===========
Accumulation Units Issued.............     19,819,169                                                  16,972,214
Accumulation Units Redeemed...........    (38,269,430)                                                (23,094,582)
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................    (18,450,261)                                                 (6,122,368)
Beginning Accumulation Units
  Outstanding.........................    499,189,486                                                 102,626,583
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.    480,739,225                                                  96,504,215
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.95% /(1)/                                                 0.60%/(2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      1.3468820                                                   1.8091700
Net Assets Attributable to
  Accumulation Units Outstanding......             --                                                   5,033,083
                                        -------------                                                 -----------
Accumulation Units Issued.............             --                                                     519,812
Accumulation Units Redeemed...........             --                                                  (1,284,769)
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................             --                                                    (764,957)
Beginning Accumulation Units
  Outstanding.........................             --                                                   3,551,393
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.             --                                                   2,786,436
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.80%/(2)/                                                  0.40% /|2)/
                                        -------------                                                 -----------
Accumulation Unit Value...............      5.3825000                                                   0.7331440
Net Assets Attributable to
  Accumulation Units Outstanding......    570,087,135                                                          --
                                        -------------                                                 -----------
Accumulation Units Issued.............      6,844,435                                                          --
Accumulation Units Redeemed...........    (11,735,790)                                                         --
                                        -------------                                                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................     (4,891,355)                                                         --
Beginning Accumulation Units
  Outstanding.........................    111,287,756                                                          --
                                        -------------                                                 -----------
Ending Accumulation Units Outstanding.    106,396,401                                                          --
                                        =============                                                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.60%/(2)/
                                        -------------
Accumulation Unit Value...............      5.6446700
Net Assets Attributable to
  Accumulation Units Outstanding......     22,972,042
                                        -------------
Accumulation Units Issued.............      1,388,386
Accumulation Units Redeemed...........     (1,537,913)
                                        -------------
Increase (Decrease) in Accumulation
  Units Outstanding...................       (149,527)
Beginning Accumulation Units
  Outstanding.........................      4,220,931
                                        -------------
Ending Accumulation Units Outstanding.      4,071,404
                                        =============
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                0.40%/(2)/
                                        -------------
Accumulation Unit Value...............      0.8530860
Net Assets Attributable to
  Accumulation Units Outstanding......     47,385,701
                                        -------------
Accumulation Units Issued.............      5,587,720
Accumulation Units Redeemed...........     (8,534,486)
                                        -------------
Increase (Decrease) in Accumulation
  Units Outstanding...................     (2,946,766)
Beginning Accumulation Units
  Outstanding.........................     58,492,985
                                        -------------
Ending Accumulation Units Outstanding.     55,546,219
                                        =============

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding       VALIC COMPANY I              VALIC COMPANY I                 VALIC COMPANY I
and analysis of the increase             SOCIAL AWARENESS          INT'L GOVERNMENT BOND              SMALL CAP INDEX
(decrease) in units outstanding as             FUND                        FUND                            FUND
of December 31, 2010.               ----------------             ---------------------           ---------------
                                           DIVISION 12                  DIVISION 13                     DIVISION 14
                                    ----------------             ---------------------           ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.45%/(1)/                      1.00%/(2)(3)(4)(5)/          1.45%/(1)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     0.9281670                       2.9048240                    1.4703910
Net Assets Attributable to
  Accumulation Units Outstanding...            --                     123,043,375                       30,046
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                       5,698,989                       11,691
Accumulation Units Redeemed........            --                      (7,555,833)                     (16,194)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                      (1,856,444)                      (4,503)
Beginning Accumulation Units
  Outstanding......................            --                      44,245,607                       24,937
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                      42,388,763                       20,434
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.00%/(2)(3)(4)(5)/             0.80%/(2)/                   1.00%/(2)(3)(4)(5)/
                                      -----------                                                  -----------
Accumulation Unit Value............     3.8037270                       3.0164540                    3.9098970
Net Assets Attributable to
  Accumulation Units Outstanding...   199,508,060                      34,700,037                  695,419,585
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     3,213,929                       4,621,203                    8,221,542
Accumulation Units Redeemed........    (8,332,254)                     (3,937,226)                 (17,375,659)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (5,118,325)                        683,977                   (9,154,117)
Beginning Accumulation Units
  Outstanding......................    57,592,442                      10,819,608                  187,312,159
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    52,474,117                      11,503,585                  178,158,042
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.95%/(1)/                      0.60%/(2)/                   0.95%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     1.2854020                       3.1349620                    1.7253050
Net Assets Attributable to
  Accumulation Units Outstanding...            --                       2,719,501                           --
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                          98,291                           --
Accumulation Units Redeemed........            --                        (319,315)                          --
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                        (221,024)                          --
Beginning Accumulation Units
  Outstanding......................            --                       1,088,499                           --
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                         867,475                           --
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.80%/(2)/                      0.40%/(2)/                   0.80%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     3.9615540                       1.1887480                    4.0533210
Net Assets Attributable to
  Accumulation Units Outstanding...    80,214,853                          57,619                  194,429,549
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     4,117,750                               1                    3,565,593
Accumulation Units Redeemed........    (6,539,860)                        (17,439)                  (8,897,754)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (2,422,110)                        (17,438)                  (5,332,161)
Beginning Accumulation Units
  Outstanding......................    22,728,874                          65,909                   53,458,346
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    20,306,764                          48,471                   48,126,185
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.60%/(2)/                                                   0.60% /|2)/
                                      -----------                                                  -----------
Accumulation Unit Value............     4.1337580                                                    4.2077210
Net Assets Attributable to
  Accumulation Units Outstanding...            --                                                    5,788,492
                                      -----------                                                  -----------
Accumulation Units Issued..........       159,455                                                      274,546
Accumulation Units Redeemed........      (456,417)                                                    (551,234)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (296,962)                                                    (276,688)
Beginning Accumulation Units
  Outstanding......................       650,734                                                    1,652,916
                                      -----------                                                  -----------
Ending Accumulation Units
  Outstanding......................       353,772                                                    1,376,228
                                      -----------                                                  -----------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.40%/(2)/                                                   0.40%/(2)/
                                      -----------                                                  -----------
Accumulation Unit Value............     0.8164520                                                    0.9732540
Net Assets Attributable to
  Accumulation Units Outstanding...       825,990                                                   11,157,632
                                      ===========                                                  ===========
Accumulation Units Issued..........            28                                                    1,752,299
Accumulation Units Redeemed........      (287,755)                                                  (1,463,958)
                                      -----------                                                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (287,727)                                                     288,341
Beginning Accumulation Units
  Outstanding......................     1,299,409                                                   11,175,914
                                      -----------                                                  -----------
Ending Accumulation Units
  Outstanding......................     1,011,682                                                   11,464,255
                                      ===========                                                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding          VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
and analysis of the increase                  CORE EQUITY                GROWTH & INCOME           SCIENCE & TECHNOLOGY
(decrease) in units outstanding as of            FUND                         FUND                         FUND
December 31, 2010.                     ---------------              ---------------             --------------------
                                              DIVISION 15                  DIVISION 16                 DIVISION 17
                                       ---------------              ---------------             --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.00%/(2)(3)(4)(5)/         1.45%/(1)/                     1.45%/(1)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.0522320                   0.8997030                      0.6458660
Net Assets Attributable to
  Accumulation Units Outstanding......   193,599,370                      19,872                          3,451
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............     2,351,591                         245                          3,555
Accumulation Units Redeemed...........   (12,782,331)                    (50,748)                        (6,227)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................   (10,430,740)                    (50,503)                        (2,672)
Beginning Accumulation Units
  Outstanding.........................   104,867,719                      72,591                          8,015
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.    94,436,979                      22,088                          5,343
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.80%/(2)/                  1.00%/(2)(3)(4)(5)/            1.00%/(2)(3)(4)(5)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.1191990                   2.2199510                      2.8482110
Net Assets Attributable to
  Accumulation Units Outstanding......    39,801,655                  68,933,801                    630,830,009
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............     1,159,658                   1,996,617                      5,220,121
Accumulation Units Redeemed...........    (2,364,373)                 (4,521,579)                   (28,711,919)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................    (1,204,715)                 (2,524,962)                   (23,491,798)
Beginning Accumulation Units
  Outstanding.........................    20,046,713                  33,580,307                    245,185,452
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.    18,841,998                  31,055,345                    221,693,654
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.60%/(2)/                  0.95% /(1)/                    0.95% /(1)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     2.1910870                   1.2604930                      1.5974280
Net Assets Attributable to
  Accumulation Units Outstanding......     1,031,831                          --                             --
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............        28,616                          --                             --
Accumulation Units Redeemed...........      (105,009)                         --                             --
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................       (76,393)                         --                             --
Beginning Accumulation Units
  Outstanding.........................       547,314                          --                             --
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.       470,921                          --                             --
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................          0.40%/(2)/                  0.80%/(2)/                     0.80%/(2)/
                                         -----------                  ----------                    -----------
Accumulation Unit Value...............     0.8245040                   2.2925220                      2.9405840
Net Assets Attributable to
  Accumulation Units Outstanding......       483,776                  14,551,543                    158,811,422
                                         ===========                  ==========                    ===========
Accumulation Units Issued.............            14                   1,530,119                      4,562,781
Accumulation Units Redeemed...........      (122,799)                 (1,379,618)                    (7,192,366)
                                         -----------                  ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................      (122,785)                    150,501                     (2,629,585)
Beginning Accumulation Units
  Outstanding.........................       709,533                   6,211,813                     56,763,010
                                         -----------                  ----------                    -----------
Ending Accumulation Units Outstanding.       586,748                   6,362,314                     54,133,425
                                         ===========                  ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................                                      0.60%/(2)/                     0.60%/(2)/
                                                                      ----------                    -----------
Accumulation Unit Value...............                                 2.3703230                      3.0404680
Net Assets Attributable to
  Accumulation Units Outstanding......                                   569,592                      6,032,023
                                                                      ==========                    ===========
Accumulation Units Issued.............                                        --                        228,024
Accumulation Units Redeemed...........                                   (20,813)                      (622,261)
                                                                      ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................                                   (20,813)                      (394,237)
Beginning Accumulation Units
  Outstanding.........................                                   261,115                      2,378,150
                                                                      ----------                    -----------
Ending Accumulation Units Outstanding.                                   240,302                      1,983,913
                                                                      ==========                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:.....................                                      0.40%/(2)/                     0.40%/(2)/
                                                                      ----------                    -----------
Accumulation Unit Value...............                                 0.8144450                      0.9970060
Net Assets Attributable to
  Accumulation Units Outstanding......                                        --                     15,798,044
                                                                      ==========                    ===========
Accumulation Units Issued.............                                        --                      1,802,922
Accumulation Units Redeemed...........                                        --                     (2,085,368)
                                                                      ----------                    -----------
Increase (Decrease) in Accumulation
  Units Outstanding...................                                        --                       (282,446)
Beginning Accumulation Units
  Outstanding.........................                                        --                     16,127,931
                                                                      ----------                    -----------
Ending Accumulation Units Outstanding.                                        --                     15,845,485
                                                                      ==========                    ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED )

The accumulation units outstanding
and analysis of the                      VALIC COMPANY I              VALIC COMPANY I                 VALIC COMPANY I
increase (decrease) in units                SMALL CAP              INTERNATIONAL GROWTH I             INCOME & GROWTH
outstanding as of December 31,                FUND                          FUND                           FUND
2010.                               ---------------              ----------------------          ---------------
                                           DIVISION 18                  DIVISION 20                     DIVISION 21
                                    ---------------              ----------------------          ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........           100%/(2)(3)(4)(5)/              100%/(2)(3)(4)(5)/           100%/(2)(3)(4)(5)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     2.8394920                       2.2690570                    1.5957940
Net Assets Attributable to
  Accumulation Units Outstanding...   272,199,498                     374,053,350                  109,698,711
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     3,977,057                      13,074,669                   13,912,033
Accumulation Units Redeemed........   (13,429,984)                    (21,489,490)                  (6,785,450)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (9,452,927)                     (8,414,821)                   7,126,583
Beginning Accumulation Units
  Outstanding......................   105,387,606                     173,556,736                   61,735,837
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    95,934,679                     165,141,915                   68,862,420
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.80%/(2)/                      0.80%/(2)/                   0.80%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     2.9451070                       2.3526550                    1.6719270
Net Assets Attributable to
  Accumulation Units Outstanding...    52,611,334                     214,614,227                   40,040,066
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........     2,314,524                      21,966,477                    5,614,018
Accumulation Units Redeemed........    (3,083,310)                    (16,899,681)                  (4,315,673)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (768,786)                      5,066,796                    1,298,345
Beginning Accumulation Units
  Outstanding......................    18,709,651                      86,749,318                   22,667,733
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................    17,940,865                      91,816,114                   23,966,078
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.60%/(2)/                      0.60%/(2)/                   0.60%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     3.0675580                       2.4422640                    1.7577870
Net Assets Attributable to
  Accumulation Units Outstanding...     2,550,711                       6,907,236                      640,593
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........        68,998                       1,122,627                      466,447
Accumulation Units Redeemed........      (145,727)                       (679,120)                    (556,396)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       (76,729)                        443,507                      (89,949)
Beginning Accumulation Units
  Outstanding......................       908,241                       2,386,717                      454,380
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................       831,512                       2,830,224                      364,431
                                      ===========                     ===========                  ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.40%/(2)/                      0.40%/(2)/                   0.40%/(2)/
                                      -----------                     -----------                  -----------
Accumulation Unit Value............     0.9925220                       0.8199250                    0.8120980
Net Assets Attributable to
  Accumulation Units Outstanding...            --                              --                      619,221
                                      ===========                     ===========                  ===========
Accumulation Units Issued..........            --                              --                           19
Accumulation Units Redeemed........            --                              --                     (145,649)
                                      -----------                     -----------                  -----------
Increase (Decrease) in
  Accumulation Units Outstanding...            --                              --                     (145,630)
Beginning Accumulation Units
  Outstanding......................            --                              --                      908,126
                                      -----------                     -----------                  -----------
Ending Accumulation Units
  Outstanding......................            --                              --                      762,496
                                      ===========                     ===========                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                         VANGUARD                        VANGUARD                  VANGUARD
increase (decrease) in units           LONG-TERM CORPORATE             LONG-TERM TREASURY            WINDSOR II
outstanding as of December 31,                FUND                            FUND                      FUND
2010.                               -------------------            ------------------            -------------
                                           DIVISION 22                    DIVISION 23                DIVISION 24
                                    -------------------            ------------------            -------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........             100%/(2)(3)(4)(5)/            100%/(2)(3)(4)(5)/          1.25%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.3437460                     2.3781890                    2.2684510
Net Assets Attributable to
  Accumulation Units Outstanding...     144,612,884                   219,133,723                1,106,921,439
                                        ===========                   ===========                =============
Accumulation Units Issued..........       8,919,001                     8,222,521                   17,102,860
Accumulation Units Redeemed........      (7,066,487)                  (18,463,268)                 (59,813,504)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...       1,852,514                   (10,240,747)                 (42,710,644)
Beginning Accumulation Units
  Outstanding......................      59,917,955                   102,431,315                  531,689,225
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................      61,770,469                    92,190,568                  488,978,581
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.80%/(2)/                    0.80%/(2)/                   1.05%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.4789210                     2.4935110                    2.3785430
Net Assets Attributable to
  Accumulation Units Outstanding...      44,163,274                    65,771,522                  319,511,746
                                        ===========                   ===========                =============
Accumulation Units Issued..........       4,462,956                     4,375,582                    9,466,141
Accumulation Units Redeemed........      (4,509,900)                  (15,539,543)                 (22,721,054)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...         (46,944)                  (11,163,961)                 (13,254,913)
Beginning Accumulation Units
  Outstanding......................      17,906,366                    37,580,119                  147,850,446
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................      17,859,422                    26,416,158                  134,595,533
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.60%/(2)/                    0.60%/(2)/                   0.85%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       2.6319160                     2.6197540                    2.5032110
Net Assets Attributable to
  Accumulation Units Outstanding...       1,975,779                     2,353,795                   10,418,803
                                        ===========                   ===========                =============
Accumulation Units Issued..........         156,226                       276,144                      627,187
Accumulation Units Redeemed........        (155,803)                     (792,105)                  (3,560,384)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...             423                      (515,961)                  (2,933,197)
Beginning Accumulation Units
  Outstanding......................         753,426                     1,417,411                    7,099,568
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................         753,849                       901,450                    4,166,371
                                        ===========                   ===========                =============
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.40%/(2)/                    0.40%/(2)/                   0.65%/(2)/
                                        -----------                   -----------                -------------
Accumulation Unit Value............       1.2292390                     1.2061680                    0.8099280
Net Assets Attributable to
  Accumulation Units Outstanding...         316,218                       994,901                   22,260,030
                                        ===========                   ===========                =============
Accumulation Units Issued..........              12                           334                    3,160,272
Accumulation Units Redeemed........         (50,655)                     (162,714)                  (4,223,458)
                                        -----------                   -----------                -------------
Increase (Decrease) in
  Accumulation Units Outstanding...         (50,643)                     (162,380)                  (1,063,186)
Beginning Accumulation Units
  Outstanding......................         307,890                       987,225                   28,547,147
                                        -----------                   -----------                -------------
Ending Accumulation Units
  Outstanding......................         257,247                       824,845                   27,483,961
                                        ===========                   ===========                =============

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                      VANGUARD          VALIC COMPANY II     VALIC COMPANY II
increase (decrease) in units            WELLINGTON      INTERNATIONAL GROWTH II SMALL CAP GROWTH
outstanding as of December 31,             FUND                  FUND                 FUND
2010.                               -------------       ----------------------- ----------------
                                        DIVISION 25           DIVISION 33         DIVISION 35
                                    -------------       ----------------------- ----------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          1.25%/(2)/              0.75%/(2)/          1.45% /(1)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     2.6848560               1.8782840           0.9262580
Net Assets Attributable to
  Accumulation Units Outstanding... 1,163,709,782             548,478,920              12,213
                                    =============             ===========          ==========
Accumulation Units Issued..........    29,127,142              15,577,020                   1
Accumulation Units Redeemed........   (38,827,778)            (39,515,833)             (7,194)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (9,700,636)            (23,938,813)             (7,193)
Beginning Accumulation Units
  Outstanding......................   444,181,152             316,381,374              20,378
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................   434,480,516             292,442,561              13,185
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          1.05%/(2)/              0.55%/(2)/          0.95% /(1)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     2.8372410               1.9251450           1.6098900
Net Assets Attributable to
  Accumulation Units Outstanding...   341,896,025              85,723,923                  --
                                    =============             ===========          ==========
Accumulation Units Issued..........    26,190,973               3,547,561                  --
Accumulation Units Redeemed........    (6,831,919)            (16,801,004)                 --
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    19,359,054             (13,253,443)                 --
Beginning Accumulation Units
  Outstanding......................   101,789,667              57,866,924                  --
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................   121,148,721              44,613,481                  --
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.85%/(2)/              0.35%/(2)/          0.75%/(2)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     3.0122970               1.9732710           1.7149410
Net Assets Attributable to
  Accumulation Units Outstanding...    17,902,080               2,267,736          54,253,394
                                    =============             ===========          ==========
Accumulation Units Issued..........     1,761,784                 247,053           8,920,881
Accumulation Units Redeemed........    (1,223,448)             (1,145,690)         (3,902,632)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...       538,336                (898,637)          5,018,249
Beginning Accumulation Units
  Outstanding......................     5,406,833               2,048,462          26,640,910
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................     5,945,169               1,149,825          31,659,159
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.65%/(2)/              0.15%/(2)/          0.55%/(2)/
                                    -------------             -----------          ----------
Accumulation Unit Value............     1.0128520               0.7854940           1.7576910
Net Assets Attributable to
  Accumulation Units Outstanding...    28,868,088                      --          13,932,250
                                    =============             ===========          ==========
Accumulation Units Issued..........     2,802,194                      --           1,990,369
Accumulation Units Redeemed........    (4,778,021)                     --          (1,079,686)
                                    -------------             -----------          ----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (1,975,827)                     --             910,683
Beginning Accumulation Units
  Outstanding......................    30,477,610                      --           7,028,752
                                    -------------             -----------          ----------
Ending Accumulation Units
  Outstanding......................    28,501,783                      --           7,939,435
                                    =============             ===========          ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                                      0.35%/(2)/
                                                                                   ----------
Accumulation Unit Value............                                                 1.8016770
Net Assets Attributable to
  Accumulation Units Outstanding...                                                   996,109
                                                                                   ==========
Accumulation Units Issued..........                                                   212,460
Accumulation Units Redeemed........                                                  (268,068)
                                                                                   ----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                                   (55,608)
Beginning Accumulation Units
  Outstanding......................                                                   608,486
                                                                                   ----------
Ending Accumulation Units
  Outstanding......................                                                   552,878
                                                                                   ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........                                                      0.15%/(2)/
                                                                                   ----------
Accumulation Unit Value............                                                 0.9525560
Net Assets Attributable to
  Accumulation Units Outstanding                                                           --
                                                                                   ==========
Accumulation Units Issued..........                                                        --
Accumulation Units Redeemed........                                                        --
                                                                                   ----------
Increase (Decrease) in
  Accumulation Units Outstanding...                                                        --
Beginning Accumulation Units
  Outstanding......................                                                        --
                                                                                   ----------
Ending Accumulation Units
  Outstanding......................                                                        --
                                                                                   ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                 VALIC COMPANY II    VALIC COMPANY II    VALIC COMPANY II
increase (decrease) in units        SMALL CAP VALUE      MID CAP GROWTH      MID CAP VALUE
outstanding as of December 31,            FUND                FUND                FUND
2010.                               ----------------    ----------------    ----------------
                                      DIVISION 36         DIVISION 37         DIVISION 38
                                    ----------------    ----------------    ----------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.75%/(2)/          0.75%/(2)/          0.75%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.4521820           1.3596170           3.4212840
Net Assets Attributable to
  Accumulation Units Outstanding...   358,063,863         139,098,221         390,592,037
                                      ===========         ===========         ===========
Accumulation Units Issued..........    10,660,272           7,232,985          17,015,964
Accumulation Units Redeemed........   (14,859,496)        (47,832,589)        (15,614,781)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...    (4,199,224)        (40,599,604)          1,401,183
Beginning Accumulation Units
  Outstanding......................   150,483,906         143,050,398         112,949,237
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................   146,284,682         102,450,794         114,350,420
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.55%/(2)/          0.55%/(2)/          0.55%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.5132570           1.3934720           3.5065160
Net Assets Attributable to
  Accumulation Units Outstanding...    81,275,520          20,672,977         151,579,033
                                      ===========         ===========         ===========
Accumulation Units Issued..........     5,284,823           1,326,888           3,339,326
Accumulation Units Redeemed........    (4,686,361)         (4,923,452)        (17,828,753)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       598,462          (3,596,564)        (14,489,427)
Beginning Accumulation Units
  Outstanding......................    32,023,560          18,453,687          57,849,138
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................    32,622,022          14,857,123          43,359,711
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.35%/(2)/          0.35%/(2)/          0.35%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     2.5761240           1.4283720           3.5942550
Net Assets Attributable to
  Accumulation Units Outstanding...     3,702,306           1,026,419           5,836,920
                                      ===========         ===========         ===========
Accumulation Units Issued..........       448,890              52,322             225,801
Accumulation Units Redeemed........      (708,803)           (202,982)         (1,576,653)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (259,913)           (150,660)         (1,350,852)
Beginning Accumulation Units
  Outstanding......................     1,698,342             869,254           2,978,425
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................     1,438,429             718,594           1,627,573
                                      ===========         ===========         ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........          0.15%/(2)/          0.15%/(2)/          0.15%/(2)/
                                      -----------         -----------         -----------
Accumulation Unit Value............     1.0037570           0.8874920           0.9469030
Net Assets Attributable to
  Accumulation Units Outstanding...     3,829,778                  --           5,871,206
                                      ===========         ===========         ===========
Accumulation Units Issued..........       633,079                  --             734,381
Accumulation Units Redeemed........      (507,473)                 --            (947,835)
                                      -----------         -----------         -----------
Increase (Decrease) in
  Accumulation Units Outstanding...       125,606                  --            (213,454)
Beginning Accumulation Units
  Outstanding......................     3,689,837                  --           6,413,884
                                      -----------         -----------         -----------
Ending Accumulation Units
  Outstanding......................     3,815,443                  --           6,200,430
                                      ===========         ===========         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding
and analysis of the                   VALIC COMPANY II    VALIC COMPANY II      VALIC COMPANY II
increase (decrease) in units        CAPITAL APPRECIATION  LARGE CAP VALUE     SOCIALLY RESPONSIBLE
outstanding as of December 31,              FUND                FUND                  FUND
2010.                               --------------------  ----------------    --------------------
                                        DIVISION 39         DIVISION 40           DIVISION 41
                                    --------------------  ----------------    --------------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            1.45%/(1)/          0.75%/(2)/            0.75%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       0.7206840           1.7039190             1.3980000
Net Assets Attributable to
  Accumulation Units Outstanding...           4,668         133,827,053           664,714,284
                                         ==========         ===========           ===========
Accumulation Units Issued..........               1           5,662,557            22,794,036
Accumulation Units Redeemed........              (1)        (12,689,249)          (84,167,520)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --          (7,026,692)          (61,373,484)
Beginning Accumulation Units
  Outstanding......................           6,477          85,675,734           537,569,432
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................           6,477          78,649,042           476,195,948
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.95%/(1)/          0.55%/(2)/            0.55%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       1.2391140           1.7464480             1.4328480
Net Assets Attributable to
  Accumulation Units Outstanding...              --          30,399,935            92,204,468
                                         ==========         ===========           ===========
Accumulation Units Issued..........              --           2,052,429            20,725,155
Accumulation Units Redeemed........              --          (4,556,349)           (5,079,376)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --          (2,503,920)           15,645,779
Beginning Accumulation Units
  Outstanding......................              --          19,953,587            49,341,157
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................              --          17,449,667            64,986,936
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.75%/(2)/          0.35%/(2)/            0.35%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       0.9840660           1.7901240             1.4687380
Net Assets Attributable to
  Accumulation Units Outstanding...      23,130,675             895,932             3,448,677
                                         ==========         ===========           ===========
Accumulation Units Issued..........       2,953,542             198,821             1,509,491
Accumulation Units Redeemed........      (4,857,174)           (463,995)             (900,637)
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...      (1,903,632)           (265,174)              608,854
Beginning Accumulation Units
  Outstanding......................      25,431,905             766,502             1,742,795
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................      23,528,273             501,328             2,351,649
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.55%/(2)/          0.15%/(2)/            0.15%/(2)/
                                         ----------         -----------           -----------
Accumulation Unit Value............       1.0086090           0.7623170             0.8787910
Net Assets Attributable to
  Accumulation Units Outstanding...       6,814,909                  --                    --
                                         ==========         ===========           ===========
Accumulation Units Issued..........       1,001,824                  --                    --
Accumulation Units Redeemed........      (1,157,472)                 --                    --
                                         ----------         -----------           -----------
Increase (Decrease) in
  Accumulation Units Outstanding...        (155,648)                 --                    --
Beginning Accumulation Units
  Outstanding......................       6,938,458                  --                    --
                                         ----------         -----------           -----------
Ending Accumulation Units
  Outstanding......................       6,782,810                  --                    --
                                         ==========         ===========           ===========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.35%/(2)/
                                         ----------
Accumulation Unit Value............       1.0338800
Net Assets Attributable to
  Accumulation Units Outstanding...         776,851
                                         ==========
Accumulation Units Issued..........           7,913
Accumulation Units Redeemed........        (148,603)
                                         ----------
Increase (Decrease) in
  Accumulation Units Outstanding...        (140,690)
Beginning Accumulation Units
  Outstanding......................         892,083
                                         ----------
Ending Accumulation Units
  Outstanding......................         751,393
                                         ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:..........            0.15%/(2)/
                                         ----------
Accumulation Unit Value............       0.8224330
Net Assets Attributable to
  Accumulation Units Outstanding...              --
                                         ==========
Accumulation Units Issued..........              --
Accumulation Units Redeemed........              --
                                         ----------
Increase (Decrease) in
  Accumulation Units Outstanding...              --
Beginning Accumulation Units
  Outstanding......................              --
                                         ----------
Ending Accumulation Units
  Outstanding......................              --
                                         ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of     VALIC COMPANY II         VALIC COMPANY II          VALIC COMPANY II
the increase                                           MONEY MARKET II        NASDAQ-100 (R) INDEX        AGGRESSIVE GROWTH
(decrease) in units outstanding as of December 31,           FUND                     FUND                 LIFESTYLE FUND
2010.                                                 ----------------     --------------------           -----------------
                                                         DIVISION 44              DIVISION 46                DIVISION 48
                                                      ----------------     --------------------           -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.75%/(2)/            1.00%/(2)(3)(4)(5)/            1.45%/(1)/
Accumulation Unit Value                                   1.2640800              0.6099610                     1.2812840
Net Assets Attributable to Accumulation Units
  Outstanding                                           134,686,614             93,217,553                        30,483
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                30,096,270             24,213,636                        36,881
Accumulation Units Redeemed                             (58,873,376)           (30,380,010)                      (40,537)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding   (28,777,106)            (6,166,374)                       (3,656)
Beginning Accumulation Units Outstanding                135,454,212            159,160,280                        27,447
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                   106,677,106            152,993,906                        23,791
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.55%/(2)/                 0.80%/(2)/                0.75%/(2)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.2956740              0.6225280                     1.9506130
Net Assets Attributable to Accumulation Units
  Outstanding                                            49,677,856             20,967,971                   128,538,610
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                17,617,258              7,193,466                    19,397,934
Accumulation Units Redeemed                             (19,425,951)            (8,603,837)                   (5,050,431)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding    (1,808,693)            (1,410,371)                   14,347,503
Beginning Accumulation Units Outstanding                 40,287,428             35,151,152                    51,669,680
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                    38,478,735             33,740,781                    66,017,183
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.35%/(2)/                0.60% /(2)/               0.95% /(1)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.3281090              0.6353130                     1.7092600
Net Assets Attributable to Accumulation Units
  Outstanding                                             1,065,491                801,523                            --
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                 1,395,885                568,083                            --
Accumulation Units Redeemed                              (1,911,791)              (751,036)                           --
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding      (515,906)              (182,953)                           --
Beginning Accumulation Units Outstanding                  1,318,167              1,445,415                            --
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                       802,261              1,262,462                            --
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.15% /(2)/                0.40% /(2)/                0.55%/(2)/
                                                        -----------            -----------                   -----------
Accumulation Unit Value                                   1.0278810              0.9852420                     1.9993220
Net Assets Attributable to Accumulation Units
  Outstanding                                                    --                     --                    23,285,165
                                                        ===========            ===========                   ===========
Accumulation Units Issued                                        --                     --                     3,257,834
Accumulation Units Redeemed                                      --                     --                    (1,959,428)
                                                        -----------            -----------                   -----------
Increase (Decrease) in Accumulation Units Outstanding            --                     --                     1,298,406
Beginning Accumulation Units Outstanding                         --                     --                    10,426,466
                                                        -----------            -----------                   -----------
Ending Accumulation Units Outstanding                            --                     --                    11,724,872
                                                        ===========            ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                             0.35%/(2)/
                                                                                                             -----------
Accumulation Unit Value                                                                                        2.0493160
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                                  1,291,400
                                                                                                             ===========
Accumulation Units Issued                                                                                        164,658
Accumulation Units Redeemed                                                                                     (416,077)
                                                                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding                                                           (251,419)
Beginning Accumulation Units Outstanding                                                                         883,698
                                                                                                             -----------
Ending Accumulation Units Outstanding                                                                            632,279
                                                                                                             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.15% /(2)/
                                                                                                             -----------
Accumulation Unit Value                                                                                        0.9509770
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                                         --
                                                                                                             ===========
Accumulation Units Issued                                                                                             --
Accumulation Units Redeemed                                                                                           --
                                                                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding                                                                 --
Beginning Accumulation Units Outstanding                                                                              --
                                                                                                             -----------
Ending Accumulation Units Outstanding                                                                                 --
                                                                                                             ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the   VALIC COMPANY II     VALIC COMPANY II     VANGUARD LIFESTRATEGY
increase                                                 MODERATE GROWTH     CONSERVATIVE GROWTH          GROWTH
(decrease) in units outstanding as of December 31,        LIFESTYLE FUND       LIFESTYLE FUND              FUND
2010.                                                   ----------------     -------------------   ---------------------
                                                           DIVISION 49           DIVISION 50            DIVISION 52
                                                        ----------------     -------------------   ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/            1.45% /(1)/            1.25% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     1.4030140             1.4319230               1.5575290
Net Assets Attributable to Accumulation Units
  Outstanding                                                  81,595                60,232             123,200,474
                                                          ===========            ==========             ===========
Accumulation Units Issued                                      25,817                16,181              10,480,307
Accumulation Units Redeemed                                  (116,824)              (15,821)             (6,883,452)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding         (91,007)                  360               3,596,855
Beginning Accumulation Units Outstanding                      149,164                41,705              75,543,635
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                          58,157                42,065              79,140,490
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.75%/(2)/            0.75%/(2)/              1.05%/(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     2.0831640             2.0683810               1.5962610
Net Assets Attributable to Accumulation Units
  Outstanding                                             200,232,162            77,877,720              20,555,458
                                                          ===========            ==========             ===========
Accumulation Units Issued                                  29,431,110            16,983,460               2,372,620
Accumulation Units Redeemed                                (8,254,735)           (5,213,138)             (2,333,427)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding      21,176,375            11,770,322                  39,193
Beginning Accumulation Units Outstanding                   74,998,654            25,910,998              12,920,282
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                      96,175,029            37,681,320              12,959,475
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/            0.95% /(1)/            0.85% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     1.6216410             1.5294970               1.6358460
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --                    --               2,403,391
                                                          ===========            ==========             ===========
Accumulation Units Issued                                          --                    --                  45,785
Accumulation Units Redeemed                                        --                    --                (377,927)
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding              --                    --                (332,142)
Beginning Accumulation Units Outstanding                           --                    --               1,801,346
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                              --                    --               1,469,204
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.55%/(2)/            0.55%/(2)/             0.65% /(2)/
                                                          -----------            ----------             -----------
Accumulation Unit Value                                     2.1350830             2.1199680               0.8849580
Net Assets Attributable to Accumulation Units
  Outstanding                                              34,407,555            22,206,719                      --
                                                          ===========            ==========             ===========
Accumulation Units Issued                                   6,273,052             5,284,155                      --
Accumulation Units Redeemed                                (3,584,826)           (3,472,583)                     --
                                                          -----------            ----------             -----------
Increase (Decrease) in Accumulation Units Outstanding       2,688,226             1,811,572                      --
Beginning Accumulation Units Outstanding                   13,559,332             8,730,081                      --
                                                          -----------            ----------             -----------
Ending Accumulation Units Outstanding                      16,247,558            10,541,653                      --
                                                          ===========            ==========             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.35%/(2)/            0.35%/(2)/
                                                          -----------            ----------
Accumulation Unit Value                                     2.1884750             2.1729400
Net Assets Attributable to Accumulation Units
  Outstanding                                               1,376,719               854,271
                                                          ===========            ==========
Accumulation Units Issued                                     201,824               166,499
Accumulation Units Redeemed                                  (643,674)             (353,137)
                                                          -----------            ----------
Increase (Decrease) in Accumulation Units Outstanding        (441,850)             (186,638)
Beginning Accumulation Units Outstanding                    1,072,733               579,779
                                                          -----------            ----------
Ending Accumulation Units Outstanding                         630,883               393,141
                                                          ===========            ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.15% /(2)/            0.15% /(2)/
                                                          -----------            ----------
Accumulation Unit Value                                     1.0313390             1.0883590
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --                    --
                                                          ===========            ==========
Accumulation Units Issued                                          --                    --
Accumulation Units Redeemed                                        --                    --
                                                          -----------            ----------
Increase (Decrease) in Accumulation Units Outstanding              --                    --
Beginning Accumulation Units Outstanding                           --                    --
                                                          -----------            ----------
Ending Accumulation Units Outstanding                              --                    --
                                                          ===========            ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the  VANGUARD LIFESTRATEGY   VANGUARD LIFESTRATEGY   VALIC COMPANY II
increase                                                   MODERATE GROWTH       CONSERVATIVE GROWTH       CORE BOND
(decrease) in units outstanding as of December 31,              FUND                    FUND                  FUND
2010.                                                   ---------------------   ---------------------  ----------------
                                                             DIVISION 53             DIVISION 54          DIVISION 58
                                                        ---------------------   ---------------------  ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.25% /(2)/             1.25% /(2)/         1.45% /(1)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6064790              1.5980030            1.4652810
Net Assets Attributable to Accumulation Units
  Outstanding                                                132,571,456             50,546,668               19,597
                                                             ===========             ==========          ===========
Accumulation Units Issued                                     14,003,468              8,979,481                8,771
Accumulation Units Redeemed                                   (8,770,797)            (6,396,317)             (19,031)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding          5,232,671              2,583,164              (10,260)
Beginning Accumulation Units Outstanding                      77,360,982             29,280,681               23,634
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                         82,593,653             31,863,845               13,374
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:             1.05%/(2)/             1.05%/(2)/          0.95% /(1)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6463480              1.6376870            1.3187420
Net Assets Attributable to Accumulation Units
  Outstanding                                                 23,070,427             10,693,363                   --
                                                             ===========             ==========          ===========
Accumulation Units Issued                                      3,677,359              1,667,563                   --
Accumulation Units Redeemed                                   (5,791,650)            (1,684,517)                  --
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding         (2,114,291)               (16,954)                  --
Beginning Accumulation Units Outstanding                      16,339,224              6,615,319                   --
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                         14,224,933              6,598,365                   --
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.85% /(2)/             0.85% /(2)/          0.75%/(2)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        1.6872940              1.6783580            1.7228850
Net Assets Attributable to Accumulation Units
  Outstanding                                                  2,468,114                950,652          196,315,259
                                                             ===========             ==========          ===========
Accumulation Units Issued                                         46,172                187,580           49,275,621
Accumulation Units Redeemed                                     (531,602)              (517,302)          (5,142,591)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding           (485,430)              (329,722)          44,133,030
Beginning Accumulation Units Outstanding                       1,948,195                896,140           70,115,789
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                          1,462,765                566,418          114,248,819
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.65% /(2)/             0.65% /(2)/          0.55%/(2)/
                                                             -----------             ----------          -----------
Accumulation Unit Value                                        0.9549980              1.0117280            1.7658660
Net Assets Attributable to Accumulation Units
  Outstanding                                                         --                     --           38,155,950
                                                             ===========             ==========          ===========
Accumulation Units Issued                                             --                     --           13,213,988
Accumulation Units Redeemed                                           --                     --           (1,525,097)
                                                             -----------             ----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                 --                     --           11,688,891
Beginning Accumulation Units Outstanding                              --                     --            9,998,605
                                                             -----------             ----------          -----------
Ending Accumulation Units Outstanding                                 --                     --           21,687,496
                                                             ===========             ==========          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                         0.35%/(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                    1.8100620
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                              1,943,966
                                                                                                         ===========
Accumulation Units Issued                                                                                    606,059
Accumulation Units Redeemed                                                                                 (485,098)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        120,961
Beginning Accumulation Units Outstanding                                                                     953,017
                                                                                                         -----------
Ending Accumulation Units Outstanding                                                                      1,073,978
                                                                                                         ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.15% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                    1.2136930
Net Assets Attributable to Accumulation Units
  Outstanding                                                                                              9,165,599
                                                                                                         ===========
Accumulation Units Issued                                                                                  1,968,800
Accumulation Units Redeemed                                                                               (1,255,491)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        713,309
Beginning Accumulation Units Outstanding                                                                   6,838,517
                                                                                                         -----------
Ending Accumulation Units Outstanding                                                                      7,551,826
                                                                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the   VALIC COMPANY II    VALIC COMPANY II
increase                                                  STRATEGIC BOND     HIGH YIELD BOND               ARIEL
(decrease) in units outstanding as of December 31,             FUND                FUND                    FUND
2010.                                                   ----------------     ----------------    -----------
                                                           DIVISION 59         DIVISION 60              DIVISION 68
                                                        ----------------     ----------------    -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/          0.75%/(2)/        1.00%/(2)(3)(4)(5)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     1.8224080            1.9974820         1.9828180
Net Assets Attributable to Accumulation Units
  Outstanding                                                  76,479          170,081,162       281,484,479
                                                          ===========          ===========       ===========
Accumulation Units Issued                                       8,482           10,255,479        11,540,004
Accumulation Units Redeemed                                   (10,666)         (11,846,713)      (15,100,192
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding          (2,184)          (1,591,234)       (3,560,188)
Beginning Accumulation Units Outstanding                       44,150           86,863,647       145,782,356
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                          41,966           85,272,413       142,222,168
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/          0.55%/(2)/             0.80%/(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     1.5671670            2.0472760         2.0236290
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --           35,038,318        99,975,105
                                                          ===========          ===========       ===========
Accumulation Units Issued                                          --            3,663,407         5,963,262
Accumulation Units Redeemed                                        --           (6,928,669)       (6,749,720
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding              --           (3,265,262)         (786,458)
Beginning Accumulation Units Outstanding                           --           20,419,405        50,215,589
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                              --           17,154,143        49,429,131
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.75%/(2)/          0.35%/(2)/             0.60%/(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     2.2555210            2.0986070         2.0652070
Net Assets Attributable to Accumulation Units
  Outstanding                                             328,285,333            1,696,203         4,067,143
                                                          ===========          ===========       ===========
Accumulation Units Issued                                  24,353,748              260,859           675,605
Accumulation Units Redeemed                               (11,578,620)            (399,741)       (1,261,526)
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding      12,775,128             (138,882)         (585,921)
Beginning Accumulation Units Outstanding                  132,952,004              947,155         2,556,717
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                     145,727,132              808,273         1,970,796
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.55%/(2)/          0.15%/(2)/            0.40% /(2)/
                                                          -----------          -----------       -----------
Accumulation Unit Value                                     2.3117690            1.0965850         0.9762900
Net Assets Attributable to Accumulation Units
  Outstanding                                              79,301,062                   --        10,158,965
                                                          ===========          ===========       ===========
Accumulation Units Issued                                   7,335,323                   --         1,370,496
Accumulation Units Redeemed                                (4,742,285)                  --        (1,981,119)
                                                          -----------          -----------       -----------
Increase (Decrease) in Accumulation Units Outstanding       2,593,038                   --          (610,623)
Beginning Accumulation Units Outstanding                   31,830,100                   --        11,016,307
                                                          -----------          -----------       -----------
Ending Accumulation Units Outstanding                      34,423,138                   --        10,405,684
                                                          ===========          ===========       ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:          0.35%/(2)/
                                                          -----------
Accumulation Unit Value                                     2.3696100
Net Assets Attributable to Accumulation Units
  Outstanding                                               3,232,583
                                                          ===========
Accumulation Units Issued                                     525,147
Accumulation Units Redeemed                                (1,693,639)
                                                          -----------
Increase (Decrease) in Accumulation Units Outstanding      (1,168,492)
Beginning Accumulation Units Outstanding                    2,534,815
                                                          -----------
Ending Accumulation Units Outstanding                       1,366,323
                                                          ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.15% /(2)/
                                                          -----------
Accumulation Unit Value                                     1.1878810
Net Assets Attributable to Accumulation Units
  Outstanding                                                      --
                                                          ===========
Accumulation Units Issued                                          --
Accumulation Units Redeemed                                        --
                                                          -----------
Increase (Decrease) in Accumulation Units Outstanding              --
Beginning Accumulation Units Outstanding                           --
                                                          -----------
Ending Accumulation Units Outstanding                              --
                                                          ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis             ARIEL                 LOU HOLLAND           VALIC COMPANY I
of the increase                                          APPRECIATION               GROWTH              BLUE CHIP GROWTH
(decrease) in units outstanding as of                        FUND                    FUND                     FUND
December 31, 2010.                                 ------------             -----------             ----------------
                                                         DIVISION 69              DIVISION 70             DIVISION 72
                                                   ------------             -----------             ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                  100%(2)(3)(4)(5)        100%(2)(3)(4)(5)           100%(2)(3)(4)(5)
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.9312220               1.0465540                  0.9604360
Net Assets Attributable to Accumulation Units
  Outstanding                                      216,069,984              21,488,222                291,365,392
                                                   ===========              ==========                ===========
Accumulation Units Issued                            7,116,411               5,377,984                 25,261,367
Accumulation Units Redeemed                        (13,263,796)             (5,118,583)               (88,604,852)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (6,147,385)                259,401                (63,343,485)
Beginning Accumulation Units Outstanding           118,179,947              20,306,504                367,281,038
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding              112,032,562              20,565,905                303,937,553
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.80%/(2)/              0.80%/(2)/                 0.80%/(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.9708770               1.0680680                  0.9801730
Net Assets Attributable to Accumulation Units
  Outstanding                                       58,567,186              28,694,357                 83,067,330
                                                   ===========              ==========                ===========
Accumulation Units Issued                            3,504,274               2,938,131                  8,594,529
Accumulation Units Redeemed                         (3,307,349)             (3,100,312)               (73,443,542)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          196,925                (162,181)               (64,849,013)
Beginning Accumulation Units Outstanding            29,630,494              27,027,846                149,928,825
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding               29,827,419              26,865,665                 85,079,812
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.60% /(2)/             0.60% /(2)/                0.60% /(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              2.0114460               1.0900200                  1.0003750
Net Assets Attributable to Accumulation Units
  Outstanding                                        2,685,492                 483,037                  1,777,184
                                                   ===========              ==========                ===========
Accumulation Units Issued                              241,947                  60,365                    486,905
Accumulation Units Redeemed                           (573,008)               (494,635)                (6,141,427)
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (331,061)               (434,270)                (5,654,522)
Beginning Accumulation Units Outstanding             1,666,166                 878,870                  7,431,040
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding                1,335,105                 444,600                  1,776,518
                                                   ===========              ==========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE
  OF:                                                     0.40% /(2)/             0.40% /(2)/                0.40% /(2)/
                                                   -----------              ----------                -----------
Accumulation Unit Value                              1.0618120               0.9848190                  0.8945780
Net Assets Attributable to Accumulation Units
  Outstanding                                        6,618,473                      --                         --
                                                   ===========              ==========                ===========
Accumulation Units Issued                              929,589                      --                         --
Accumulation Units Redeemed                         (1,037,490)                     --                         --
                                                   -----------              ----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                         (107,901)                     --                         --
Beginning Accumulation Units Outstanding             6,341,088                      --                         --
                                                   -----------              ----------                -----------
Ending Accumulation Units Outstanding                6,233,187                      --                         --
                                                   ===========              ==========                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                         VALIC COMPANY I              VALIC COMPANY I              VALIC COMPANY I
                                         HEALTH SCIENCES                   VALUE                   BROAD CAP VALUE
                                              FUND                         FUND                         FUND
                                    ---------------              ---------------              ---------------
                                           DIVISION 73                  DIVISION 74                  DIVISION 75
                                    ---------------              ---------------              ---------------
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/         1.00%/(2)(3)(4)(5)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.4685700                    1.2556040                   1.0591010
Net Assets Attributable to
  Accumulation Units Outstanding      143,847,975                   89,700,287                  17,442,417
                                      ===========                  ===========                  ==========
Accumulation Units Issued               7,251,966                    6,127,732                   3,340,530
Accumulation Units Redeemed           (14,533,795)                 (24,135,570)                 (2,563,076)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding       (7,281,829)                 (18,007,838)                    777,454
Beginning Accumulation Units
  Outstanding                         105,359,941                   89,532,613                  15,694,879
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                          98,078,112                   71,524,775                  16,472,333
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.80%/(2)/                   0.80%/(2)/                  0.80%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.4986820                    1.2784590                   1.0699100
Net Assets Attributable to
  Accumulation Units Outstanding       39,997,237                   33,980,458                   3,832,836
                                      ===========                  ===========                  ==========
Accumulation Units Issued               2,649,735                    3,002,820                     975,711
Accumulation Units Redeemed            (3,283,730)                 (25,877,087)                 (1,021,292)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding         (633,995)                 (22,874,267)                    (45,581)
Beginning Accumulation Units
  Outstanding                          27,362,582                   49,532,306                   3,646,121
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                          26,728,587                   26,658,039                   3,600,540
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.60%/(2)/                   0.60%/(2)/                  0.60%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.5295590                    1.3017170                   1.0808630
Net Assets Attributable to
  Accumulation Units Outstanding        2,134,076                      846,016                     257,668
                                      ===========                  ===========                  ==========
Accumulation Units Issued                 441,915                      164,752                      21,601
Accumulation Units Redeemed            (1,025,340)                  (1,392,693)                    (45,241)
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding         (583,425)                  (1,227,941)                    (23,640)
Beginning Accumulation Units
  Outstanding                           1,979,366                    1,877,864                     262,031
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                           1,395,941                      649,923                     238,391
                                      ===========                  ===========                  ==========
CONTRACTS WITH MORTALITY AND
  EXPENSE RISK CHARGE OF:                    0.40%/(2)/                   0.40%/(2)/                  0.40%/(2)/
                                      -----------                  -----------                  ----------
Accumulation Unit Value                 1.0500740                    0.8203850                   0.8859270
Net Assets Attributable to
  Accumulation Units Outstanding               --                           --                          --
                                      ===========                  ===========                  ==========
Accumulation Units Issued                      --                           --                          --
Accumulation Units Redeemed                    --                           --                          --
                                      -----------                  -----------                  ----------
Increase (Decrease) in
  Accumulation Units Outstanding               --                           --                          --
Beginning Accumulation Units
  Outstanding                                  --                           --                          --
                                      -----------                  -----------                  ----------
Ending Accumulation Units
  Outstanding                                  --                           --                          --
                                      ===========                  ===========                  ==========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                                                   VALIC
                                                        VALIC                    COMPANY I                    VALIC
                                                      COMPANY I                  INFLATION                  COMPANY I
                                                      LARGE CAP                  PROTECTED                 VALIC ULTRA
                                                      CORE FUND                    FUND                       FUND
                                              -----------                -----------                -----------
                                                     DIVISION 76                DIVISION 77                DIVISION 78
                                              -----------                -----------                -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         1.00%/(2)(3)(4)|5)/        1.00%/(2)(3)(4)|5)/        1.45% /(1)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2417620                  1.1860950                  1.0361070
Net Assets Attributable to Accumulation
  Units Outstanding                            74,563,285                209,567,200                        570
                                              ===========                ===========                ===========
Accumulation Units Issued                      11,157,387                 48,648,895                         --
Accumulation Units Redeemed                   (23,314,061)               (15,336,900)                      (517)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                 (12,156,674)                33,311,995                       (517)
Beginning Accumulation Units Outstanding       72,392,643                143,711,764                      1,067
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding          60,235,969                177,023,759                        550
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.80%/(2)/                 0.80%/(2)/                 1.00%/(2)(3)(4)(5)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2544650                  1.2004840                  1.0606090
Net Assets Attributable to Accumulation
  Units Outstanding                            51,095,367                 37,399,314                583,903,691
                                              ===========                ===========                ===========
Accumulation Units Issued                      30,177,167                  9,648,286                 11,643,689
Accumulation Units Redeemed                   (16,839,540)                (6,600,267)               (61,408,811)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  13,337,627                  3,048,019                (49,765,122)
Beginning Accumulation Units Outstanding       27,569,433                 28,167,968                601,014,767
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding          40,907,060                 31,215,987                551,249,645
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.60% /(2)/                0.60% /(2)/                0.95% /(1)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.2672600                  1.2151100                  1.0630810
Net Assets Attributable to Accumulation
  Units Outstanding                             1,025,891                    777,890                         --
                                              ===========                ===========                ===========
Accumulation Units Issued                       1,520,336                    456,525                         --
Accumulation Units Redeemed                    (2,585,730)                  (865,743)                        --
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  (1,065,394)                  (409,218)                        --
Beginning Accumulation Units Outstanding        1,876,124                  1,049,398                         --
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding             810,730                    640,180                         --
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                         0.40% /(2)/                0.40% /(2)/                0.80%/(2)/
                                              -----------                -----------                -----------
Accumulation Unit Value                         1.0175380                  1.1487560                  1.0714190
Net Assets Attributable to Accumulation
  Units Outstanding                                    --                         --                137,559,277
                                              ===========                ===========                ===========
Accumulation Units Issued                              --                         --                  5,591,503
Accumulation Units Redeemed                            --                         --                (12,844,230)
                                              -----------                -----------                -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          --                         --                 (7,252,727)
Beginning Accumulation Units Outstanding               --                         --                135,984,044
                                              -----------                -----------                -----------
Ending Accumulation Units Outstanding                  --                         --                128,731,317
                                              ===========                ===========                ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                                                                               0.60% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                               1.0823940
Net Assets Attributable to Accumulation
  Units Outstanding                                                                                   6,485,944
                                                                                                    ===========
Accumulation Units Issued                                                                               455,865
Accumulation Units Redeemed                                                                          (1,132,472)
                                                                                                    -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                                                          (676,607)
Beginning Accumulation Units Outstanding                                                              6,668,828
                                                                                                    -----------
Ending Accumulation Units Outstanding                                                                 5,992,221
                                                                                                    ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                                                                               0.40% /(2)/
                                                                                                    -----------
Accumulation Unit Value                                                                               0.9457020
Net Assets Attributable to Accumulation
  Units Outstanding                                                                                  18,440,897
                                                                                                    ===========
Accumulation Units Issued                                                                             1,938,614
Accumulation Units Redeemed                                                                          (3,154,951)
                                                                                                    -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                                                                        (1,216,337)
Beginning Accumulation Units Outstanding                                                             20,716,029
                                                                                                    -----------
Ending Accumulation Units Outstanding                                                                19,499,692
                                                                                                    ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                        VALIC                    SUNAMERICA                SUNAMERICA
                                                      COMPANY I                   2015 HIGH                 2020 HIGH
                                                    LARGE CAPITAL                 WATERMARK                 WATERMARK
                                                     GROWTH FUND                    FUND                      FUND
                                              -------------               -----------               -----------
                                                     DIVISION 79                 DIVISION 81               DIVISION 82
                                              -------------               -----------               -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.45%/(1)/                1.00%/(2)(3)(4)(5)/       1.00%/(2)(3)(4)(5)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1143560                 1.1452310                 0.9830880
Net Assets Attributable to Accumulation
  Units Outstanding                                 10,776                22,038,023                12,947,232
                                               ===========                ==========                ==========
Accumulation Units Issued                              966                   610,420                 4,125,266
Accumulation Units Redeemed                           (484)               (4,598,000)               (2,395,349)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                          482                (3,987,580)                1,729,917
Beginning Accumulation Units Outstanding             9,188                23,230,880                11,459,016
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding                9,670                19,243,300                13,188,933
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.00%/(2)(3)(4)(5)/       0.80%/(2)/                0.80%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1456230                 1.1587700                 0.9947060
Net Assets Attributable to Accumulation
  Units Outstanding                            305,046,399                 2,439,574                 2,007,009
                                               ===========                ==========                ==========
Accumulation Units Issued                        6,657,917                   121,723                   743,094
Accumulation Units Redeemed                    (29,407,579)                 (341,489)                 (413,651)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                  (22,749,662)                 (219,766)                  329,443
Beginning Accumulation Units Outstanding       289,324,099                 2,325,080                 1,688,248
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding          266,574,437                 2,105,314                 2,017,691
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.95%/(1)/                0.60%/(2)/                0.60%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1488400                 1.1724400                 1.0064400
Net Assets Attributable to Accumulation
  Units Outstanding                                     --                    26,403                    19,489
                                               ===========                ==========                ==========
Accumulation Units Issued                               --                        31                    27,308
Accumulation Units Redeemed                             --                       (39)                  (13,469)
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                           --                        (8)                   13,839
Beginning Accumulation Units Outstanding                --                    22,528                     5,525
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding                   --                    22,520                    19,364
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.80%/(2)/                0.40%/(2)/                0.40%/(2)/
                                               -----------                ----------                ----------
Accumulation Unit Value                          1.1595200                 0.9669270                 0.8135770
Net Assets Attributable to Accumulation
  Units Outstanding                             78,696,720                        --                        --
                                               ===========                ==========                ==========
Accumulation Units Issued                        3,134,605                        --                        --
Accumulation Units Redeemed                     (9,875,512)                       --                        --
                                               -----------                ----------                ----------
Increase (Decrease) in Accumulation Units
  Outstanding                                   (6,740,907)                       --                        --
Beginning Accumulation Units Outstanding        74,692,459                        --                        --
                                               -----------                ----------                ----------
Ending Accumulation Units Outstanding           67,951,552                        --                        --
                                               ===========                ==========                ==========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.60%/(2)/
                                               -----------
Accumulation Unit Value                          1.1736590
Net Assets Attributable to Accumulation
  Units Outstanding                              4,470,878
                                               ===========
Accumulation Units Issued                          270,725
Accumulation Units Redeemed                     (1,094,574)
                                               -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                     (823,849)
Beginning Accumulation Units Outstanding         4,633,199
                                               -----------
Ending Accumulation Units Outstanding            3,809,350
                                               ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.40%/(2)/
                                               -----------
Accumulation Unit Value                          0.8910440
Net Assets Attributable to Accumulation
  Units Outstanding                              2,764,344
                                               ===========
Accumulation Units Issued                          483,701
Accumulation Units Redeemed                       (608,564)
                                               -----------
Increase (Decrease) in Accumulation Units
  Outstanding                                     (124,863)
Beginning Accumulation Units Outstanding         3,227,229
                                               -----------
Ending Accumulation Units Outstanding            3,102,366
                                               ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                                       VALIC                      VALIC
                                                                     COMPANY I                  COMPANY I
                                                                      MID CAP                   SMALL CAP
                                                                     STRATEGIC                SPECIAL VALUES
                                                                    GROWTH FUND                    FUND
                                                             -----------                --------------
                                                                    DIVISION 83                DIVISION 84
                                                             -----------                --------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45%/(1)/                  1.00%/(2)(3)(4)(5)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.3868090                   1.0328240
Net Assets Attributable to Accumulation Units Outstanding         13,061                 153,811,760
                                                             ===========                 ===========
Accumulation Units Issued                                          3,242                   7,242,413
Accumulation Units Redeemed                                       (3,214)                (21,123,623)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding                 28                 (13,881,210)
Beginning Accumulation Units Outstanding                           9,390                 162,924,645
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                              9,418                 149,043,435
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.00%/(2)(3)(4)(5)/         0.80%/(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4257450                   1.0433830
Net Assets Attributable to Accumulation Units Outstanding    231,872,066                  48,570,303
                                                             ===========                 ===========
Accumulation Units Issued                                      7,378,753                   2,916,400
Accumulation Units Redeemed                                  (19,293,601)                 (4,649,669)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding        (11,914,848)                 (1,733,269)
Beginning Accumulation Units Outstanding                     174,735,798                  48,369,665
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                        162,820,950                  46,636,396
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95%/(1)/                  0.60%/(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4297260                   1.0540450
Net Assets Attributable to Accumulation Units Outstanding             --                   1,938,663
                                                             ===========                 ===========
Accumulation Units Issued                                             --                     344,663
Accumulation Units Redeemed                                           --                  (1,148,457)
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding                 --                    (803,794)
Beginning Accumulation Units Outstanding                              --                   2,652,417
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                                 --                   1,848,623
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80%/(2)/                  0.40% /(2)/
                                                             -----------                 -----------
Accumulation Unit Value                                        1.4430580                   0.9329320
Net Assets Attributable to Accumulation Units Outstanding     59,931,286                          --
                                                             ===========                 ===========
Accumulation Units Issued                                      6,241,996                          --
Accumulation Units Redeemed                                   (7,405,116)                         --
                                                             -----------                 -----------
Increase (Decrease) in Accumulation Units Outstanding         (1,163,120)                         --
Beginning Accumulation Units Outstanding                      42,729,523                          --
                                                             -----------                 -----------
Ending Accumulation Units Outstanding                         41,566,403                          --
                                                             ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60%/(2)/
                                                             -----------
Accumulation Unit Value                                        1.4606290
Net Assets Attributable to Accumulation Units Outstanding      2,067,043
                                                             ===========
Accumulation Units Issued                                        186,899
Accumulation Units Redeemed                                     (381,949)
                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding           (195,050)
Beginning Accumulation Units Outstanding                       1,610,223
                                                             -----------
Ending Accumulation Units Outstanding                          1,415,173
                                                             ===========
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/
                                                             -----------
Accumulation Unit Value                                        0.9129590
Net Assets Attributable to Accumulation Units Outstanding      2,300,047
                                                             ===========
Accumulation Units Issued                                        465,493
Accumulation Units Redeemed                                     (723,986)
                                                             -----------
Increase (Decrease) in Accumulation Units Outstanding           (258,493)
Beginning Accumulation Units Outstanding                       2,777,824
                                                             -----------
Ending Accumulation Units Outstanding                          2,519,331
                                                             ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                                   VALIC                      VALIC
                                                 COMPANY I                  COMPANY I                    VALIC
                                                 SMALL CAP                  SMALL CAP                  COMPANY I
                                                 STRATEGIC                 AGGRESSIVE                GLOBAL EQUITY
                                                GROWTH FUND                GROWTH FUND                   FUND
                                         -----------                -----------                -------------
                                                DIVISION 85                DIVISION 86                DIVISION 87
                                         -----------                -----------                -------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               1.00%/(2)(3)(4)(5)/        1.00%/(2)(3)(4)(5)/         1.45%/(1)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0547860                  1.3003490                   0.9676950
Net Assets Attributable to Accumulation
  Units Outstanding                       85,196,221                 68,213,228                     108,110
                                         ===========                ===========                 ===========
Accumulation Units Issued                  5,884,486                 15,669,386                      43,551
Accumulation Units Redeemed              (10,373,056)               (14,824,397)                    (29,936)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                       (4,488,570)                   844,989                      13,615
Beginning Accumulation Units Outstanding  85,308,292                 51,697,924                      98,104
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding     80,819,722                 52,542,913                     111,719
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.80%/(2)/                 0.80%/(2)/                  1.00%/(2)(3)(4)(5)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0655630                  1.3136310                   0.9905620
Net Assets Attributable to Accumulation
  Units Outstanding                       27,043,995                 20,486,684                 187,820,544
                                         ===========                ===========                 ===========
Accumulation Units Issued                  2,428,108                 11,529,321                   9,324,281
Accumulation Units Redeemed               (3,580,747)               (10,672,086)                (25,899,892)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                       (1,152,639)                   857,235                 (16,575,611)
Beginning Accumulation Units Outstanding  26,541,963                 14,775,280                 206,672,987
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding     25,389,324                 15,632,515                 190,097,376
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.60%/(2)/                 0.60%/(2)/                  0.95%/(1)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    1.0764170                  1.3270470                   0.9928750
Net Assets Attributable to Accumulation
  Units Outstanding                          794,115                    879,474                          --
                                         ===========                ===========                 ===========
Accumulation Units Issued                     82,460                  1,179,218                          --
Accumulation Units Redeemed                 (216,851)                (1,344,324)                         --
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         (134,391)                  (165,106)                         --
Beginning Accumulation Units Outstanding     872,131                    827,836                          --
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding        737,740                    662,730                          --
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                               0.40% /(2)/                0.40%/(2)/                  0.80%/(2)/
                                         -----------                -----------                 -----------
Accumulation Unit Value                    0.9595360                  1.0626240                   1.0007060
Net Assets Attributable to Accumulation
  Units Outstanding                               --                         --                  45,366,380
                                         ===========                ===========                 ===========
Accumulation Units Issued                         --                         --                  10,127,448
Accumulation Units Redeemed                       --                         --                 (12,877,651)
                                         -----------                -----------                 -----------
Increase (Decrease) in Accumulation
  Units Outstanding                               --                         --                  (2,750,203)
Beginning Accumulation Units Outstanding          --                         --                  48,122,591
                                         -----------                -----------                 -----------
Ending Accumulation Units Outstanding             --                         --                  45,372,388
                                         ===========                ===========                 ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                                      0.60%/(2)/
                                                                                                -----------
Accumulation Unit Value                                                                           1.0109190
Net Assets Attributable to Accumulation
  Units Outstanding                                                                               3,670,613
                                                                                                ===========
Accumulation Units Issued                                                                           418,726
Accumulation Units Redeemed                                                                        (751,559)
                                                                                                -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                                (332,833)
Beginning Accumulation Units Outstanding                                                          3,963,799
                                                                                                -----------
Ending Accumulation Units Outstanding                                                             3,630,966
                                                                                                ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                                      0.40%/(2)/
                                                                                                -----------
Accumulation Unit Value                                                                           0.7034740
Net Assets Attributable to Accumulation
  Units Outstanding                                                                              17,252,562
                                                                                                ===========
Accumulation Units Issued                                                                         4,113,557
Accumulation Units Redeemed                                                                      (3,236,657)
                                                                                                -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                                 876,900
Beginning Accumulation Units Outstanding                                                         23,647,904
                                                                                                -----------
Ending Accumulation Units Outstanding                                                            24,524,804
                                                                                                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and analysis of the increase (decrease) in units outstanding as of December 31, 2010.

                                              VALIC COMPANY I              VALIC COMPANY I              VALIC COMPANY I
                                              GLOBAL STRATEGY               FOREIGN VALUE              GLOBAL REAL ESTATE
                                                   FUND                         FUND                          FUND
                                         ---------------              ---------------              ------------------
                                                DIVISION 88                  DIVISION 89                  DIVISION 101
                                         ---------------              ---------------              ------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 1.00%/(2)(3)(4)(5)/          1.00%/(2)(3)(4)(5)/           1.00%/(2)(3)(4)(5)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4096520                    1.1465730                     0.9820160
Net Assets Attributable to Accumulation
  Units Outstanding                        384,290,924                  730,654,887                   208,820,274
                                           ===========                  ===========                   ===========
Accumulation Units Issued                   38,089,147                   99,562,721                    16,690,565
Accumulation Units Redeemed                (17,455,871)                 (39,091,684)                  (62,819,142)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         20,633,276                   60,471,037                   (46,128,577)
Beginning Accumulation Units Outstanding   252,472,784                  578,103,477                   259,140,271
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding      273,106,060                  638,574,514                   213,011,694
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.80%/(2)/                   0.80%/(2)/                    0.80%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4240440                    1.1582720                     0.9875740
Net Assets Attributable to Accumulation
  Units Outstanding                        118,142,635                  234,064,349                    40,458,502
                                           ===========                  ===========                   ===========
Accumulation Units Issued                   26,876,735                   71,662,899                     3,779,664
Accumulation Units Redeemed                 (7,465,020)                 (31,763,743)                  (14,196,455)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                         19,411,715                   39,899,156                   (10,416,791)
Beginning Accumulation Units Outstanding    64,174,648                  163,002,977                    51,496,707
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding       83,586,363                  202,902,133                    41,079,916
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.60%/(2)/                   0.60%/(2)/                    0.60%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.4386060                    1.1701290                     0.9931520
Net Assets Attributable to Accumulation
  Units Outstanding                          6,479,608                    7,269,011                       896,265
                                           ===========                  ===========                   ===========
Accumulation Units Issued                    2,080,936                    1,839,606                       580,799
Accumulation Units Redeemed                 (1,172,658)                  (5,085,380)                   (1,066,582)
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                            908,278                   (3,245,774)                     (485,783)
Beginning Accumulation Units Outstanding     3,599,788                    9,465,183                     1,389,704
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding        4,508,066                    6,219,409                       903,921
                                           ===========                  ===========                   ===========
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                 0.40%/(2)/                   0.40%/(2)/                    0.40%/(2)/
                                           -----------                  -----------                   -----------
Accumulation Unit Value                      1.0421610                    0.8302800                     0.9987780
Net Assets Attributable to Accumulation
  Units Outstanding                                 --                      778,068                            --
                                           ===========                  ===========                   ===========
Accumulation Units Issued                           --                        3,759                            --
Accumulation Units Redeemed                         --                     (251,518)                           --
                                           -----------                  -----------                   -----------
Increase (Decrease) in Accumulation
  Units Outstanding                                                        (247,759)
Beginning Accumulation Units Outstanding            --                    1,184,874                            --
                                           -----------                  -----------                   -----------
Ending Accumulation Units Outstanding               --                      937,115                            --
                                           ===========                  ===========                   ===========

/(1)/ Offered in registered Potentia Product
/(2)/ Offered in Portfolio Director Product
/(3)/ Offered in Group Unit Purchase Product
/(4)/ Offered in Independence Plus Fixed and Variable Annuity Product /(5)/ Offered in Impact Fixed and Variable Annuity Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended
December 31,2010, follows:

                AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
      ----------------------------------  ------------------------------------------------------
              UNIT FAIR VALUE     NET      AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO         LOWEST TO
      (000S)      HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
      ------- ---------------  ---------- ---------- ---------- -------------   -----------------
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-----------------------------------------------------
2010      381 $ 5.85           $    2,538 $    2,485    3.21%   0.40% to  1.00%   6.77%
2009      396   5.48                2,436      2,443    4.74    0.40  to  1.00    9.91
2008      491   4.98                2,453      2,652    7.31    0.40  to  1.00   -3.97
2007      549   5.19                2,850      3,060    5.31    0.40  to  1.00    2.63
2006      647   5.06                3,270      3,370    1.47    0.40  to  1.00    3.48
VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-----------------------------------------------
2010      250 $ 2.99           $      745 $      906    0.01%   0.40% to  1.00%  -0.97%
2009      354   3.02                1,067      1,206    0.34    0.40  to  1.00   -0.70
2008      443   3.04                1,344      1,331    2.32    0.40  to  1.00    1.21
2007      439   3.00                1,317      1,403    4.95    0.40  to  1.00    3.65
2006      514   2.89                1,488      1,634    4.33    0.40  to  1.00    3.58
VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
----------------------------------------------
2010  229,477 $ 1.03 to  12.91 $2,496,518 $2,143,995    1.11%   0.40% to  1.25%  24.43% to   25.75%
2009  233,428   0.82 to  10.29  2,026,974  1,616,528    1.84    0.40  to  1.25   36.28  to   38.00
2008  244,773   0.59 to   7.49  1,556,585  2,249,264    1.00    0.40  to  1.25  -38.00  to  -37.00
2007  266,356   1.55 to  11.93  2,889,174  2,854,907    1.00    0.40  to  1.25    6.00  to    7.00
2006  250,494   1.46 to  11.15  2,555,661  2,391,440    1.00    0.40  to  1.25    8.00  to    9.00
VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------
2010   24,625 $ 1.06 to   6.22 $  138,558 $  130,054    2.08%   0.40% to  1.00%  13.42% to   14.10%
2009   26,016   0.93 to   5.46    128,975    112,275    3.15    0.40  to  1.00   22.38  to   23.00
2008   27,866   0.75 to   4.44    112,753    142,569    3.18    0.40  to  1.00  -22.88  to  -22.41
2007   32,061   5.22 to   5.74    167,933    172,035    2.82    0.40  to  1.00    5.24  to    5.66
2006   34,238   4.96 to   5.43    170,212    167,501    1.60    0.40  to  1.00   10.65  to   11.09
VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-----------------------------------------------
2010  185,907 $ 1.02 to   2.33 $  387,635 $  407,687    0.01%   0.40% to  1.25%  -1.43% to   -0.38%
2009  203,942   1.02 to   2.34    428,483    462,539    0.32    0.40  to  1.25   -1.15  to    0.00
2008  234,879   1.02 to   2.35    496,779    469,954    2.27    0.40  to  1.25    0.75  to    1.82
2007  211,605   1.08 to   2.31    443,130    413,701    4.70    0.40  to  1.25    3.17  to    4.07
2006  186,929   1.04 to   2.22    384,271    353,153    4.57    0.40  to  1.25    3.11  to    4.00
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-----------------------------------------------------
2010   41,939 $ 1.15 to   3.61 $  138,921 $  127,614    3.44%   0.40% to  1.00%   6.77% to    7.41%
2009   37,698   1.07 to   3.37    116,753    112,951    4.82    0.40  to  1.00    9.91  to   11.00
2008   38,835   0.97 to   3.06    109,358    141,419    6.13    0.40  to  1.00   -3.97  to   -3.39
2007   59,709   2.91 to   3.17    173,479    190,291    5.24    0.40  to  1.00    2.63  to    3.04
2006   72,949   2.83 to   3.08    207,102    158,612    1.97    0.40  to  1.00    3.48  to    3.89
VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
------------------------------------------------------
2010   34,699 $ 1.12 to   3.55 $  112,820 $  119,919    2.87%   0.40% to  1.00%   2.93% to    3.55%
2009   39,018   1.08 to   3.44    123,250    130,318    3.56    0.40  to  1.00   -4.74  to   -4.00
2008   48,452   1.12 to   3.59    160,387    129,526    2.74    0.40  to  1.00    8.66  to    9.32
2007   33,698   3.02 to   3.29    101,522     96,840    4.49    0.40  to  1.00    6.59  to    7.02
2006   35,001   2.83 to   3.08     99,642    105,383    2.25    0.40  to  1.00    2.01  to    2.42
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
----------------------------------------------
2010    4,863 $24.23           $  119,948 $  119,125    1.54%   0.97%            13.55%
2009    5,436  21.34              118,342    113,495    2.21    0.94             24.91
2008    6,222  17.09              108,696    158,889    2.14    1.03            -37.83
2007    7,438  27.48              209,082    221,267    1.50    1.03              4.07
2006    8,641  26.41              233,452    235,241    0.81    0.99             14.26
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10B
----------------------------------------------
2010      255 $41.71           $   10,702 $   10,593    1.54%   0.63%            14.23%
2009      283  36.52               10,476     10,297    2.15    0.63             25.65
2008      343  29.06               10,107     14,389    2.23    0.42            -37.46
2007      394  46.48               18,670     19,183    1.55    0.43              4.68
2006      433  44.40               19,696     19,747    0.82    0.39             14.91

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      --------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   ---------- ---------- ---------- --------------  ----------------
VALIC COMPANY I STOCK INDEX FUND. DIVISION 10C
----------------------------------------------
2010  646,779 $0.85  to  5.64 $3,118,465 $2,982,658   1.59%    0.40% to  1.45% 13.03% to  14.23%
2009  673,226  0.75  to  4.95  2,854,853  2,576,473    2.33     0.40 to   1.45  24.33 to   25.66
2008  680,762  0.59  to  3.95  2,299,825  3,429,040    2.00     0.40 to   1.45 -38.00 to  -37.00
2007  780,662  1.10  to  6.33  4,558,255  4,610,909    2.00     0.40 to   1.45   4.00 to    4.00
2006  827,755  1.06  to  6.05  4,663,564  4,416,739    1.00     0.40 to   1.45  14.00 to   15.00
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10D
----------------------------------------------
2010    1,591 $9.12              $14,586    $14,365   1.55%    0.40% to  1.00% 13.55%
2009    1,752  8.03               14,143     13,440    2.22     0.40 to   1.00  24.91
2008    1,970  6.43               12,736     18,529    2.16     0.40 to   1.00 -37.83
2007    2,341 10.34               24,323     25,605    1.52     0.40 to   1.00   4.07
2006    2,692  9.93               26,887     26,461    0.83     0.40 to   1.00  14.26
VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 11
--------------------------------------------------------
2010  545,749 $0.73  to  1.81   $914,538   $827,162   2.51%    0.40% to  1.00%  7.38% to   8.03%
2009  546,905  0.68  to  1.68    853,578    686,672    2.96     0.40 to   1.00  28.31 to   29.08
2008  546,311  0.53  to  1.30    664,239    885,419    3.44     0.40 to   1.00 -43.96 to  -43.62
2007  492,598  2.15  to  2.32  1,061,636  1,018,204    2.44     0.40 to   1.00   7.68 to    8.11
2006  463,641  2.00  to  2.14    929,585    796,041    1.71     0.40 to   1.00  21.84 to   22.33
VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
---------------------------------------------------------
2010   74,146 $0.82  to  4.13   $282,439   $277,470   1.59%    0.40% to  1.45% 10.60% to  11.78%
2009   82,271  0.73  to  3.71    281,524    251,597    2.74     0.40 to   1.45  29.66 to   31.04
2008  112,984  0.56  to  2.83    297,995    445,017    2.15     0.40 to   1.45 -40.85 to  -40.22
2007   99,869  1.09  to  4.75    442,767    449,026    1.22     0.40 to   1.45   2.88 to    3.77
2006   98,760  1.06  to  4.58    424,214    394,505    0.74     0.40 to   1.45  13.85 to   14.83
VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND FUND, DIVISION 13
---------------------------------------------------------------
2010   54,808 $1.19  to  3.13   $160,668   $156,568   4.72%    0.40% to  1.00%  7.04% to   7.68%
2009   56,220  1.10  to  2.92    153,805    139,893    4.23     0.40 to   1.00  10.47 to   11.14
2008   63,244  0.99  to  2.63    156,509    165,606    5.75     0.40 to   1.00  -1.56 to   -0.96
2007   56,482  2.50  to  2.66    141,092    135,703    5.15     0.40 to   1.00   5.95 to    6.38
2006   57,640  2.36  to  2.50    136,108    137,789    4.04     0.40 to   1.00   6.88 to    7.31
VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
-------------------------------------------------
2010  239,145 $0.97  to  4.21   $908,953   $802,437   0.92%    0.40% to  1.45% 24.72% to  26.04%
2009  253,624  0.77  to  3.34    771,594    625,406    1.87     0.40 to   1.45  26.36 to   27.71
2008  269,419  0.60  to  2.62    647,869    881,941    1.61     0.40 to   1.45 -35.42 to  -34.73
2007  302,678  1.44  to  4.03  1,146,052  1,171,294    1.10     0.40 to   1.45  -3.32 to   -2.48
2006  287,518  1.49  to  4.13  1,124,330  1,001,724    0.40     0.40 to   1.45  16.36 to   17.36
VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
---------------------------------------------
2010  114,337 $0.82  to  2.19   $235,433   $224,786   1.26%    0.40% to  1.00% 11.70% to  12.37%
2009  126,171  0.73  to  1.95    232,389    196,305    2.17     0.40 to   1.00  22.12 to   22.85
2008  139,868  0.60  to  1.59    210,844    301,477    0.94     0.40 to   1.00 -37.70 to  -37.32
2007  162,588  2.41  to  2.55    389,413    430,337    0.90     0.40 to   1.00   1.95 to    2.36
2006  191,812  2.37  to  2.49    455,319    471,012    0.65     0.40 to   1.00  10.63 to   11.07
VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
-------------------------------------------------
2010   37,680 $0.81  to  2.37    $84,164    $79,052   1.25%    0.40% to  1.45% 10.64% to  11.81%
2009   40,126  0.73  to  2.12     80,518     68,356    2.57     0.40 to   1.45  20.05 to   21.33
2008   44,144  0.60  to  1.75     73,428    106,096    1.90     0.40 to   1.45 -37.67 to  -37.00
2007   49,658  1.09  to  2.79    131,332    136,637    1.20     0.40 to   1.45   5.49 to    6.40
2006   55,058  1.03  to  2.62    137,552    137,079    0.65     0.40 to   1.45  13.68 to   14.66

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      --------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST        (000S)     (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   ---------- ---------- ---------- --------------  ----------------
VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 17
------------------------------------------------------
2010  293,662 $0.65  to  3.04   $812,819   $726,982   0.00%    0.40% to  1.45% 20.32% to  21.60%
2009  320,463  0.54  to  2.51    735,085    560,627    0.11     0.40 to   1.45  63.11 to   64.85
2008  331,257  0.33  to  1.52    463,670    736,702      --     0.40 to   1.45 -46.77 to  -46.20
2007  360,978  0.62  to  2.84    968,391    970,673      --     0.40 to   1.45  15.98 to   16.99
2006  424,261  0.53  to  2.42    981,809  1,035,644      --     0.40 to   1.45   4.32 to    5.22
VALIC COMPANY I SMALL CAP FUND, DIVISION 18
-------------------------------------------
2010  114,707 $0.99  to  3.07   $328,013   $289,296   0.18%    0.40% to  1.00% 28.27% to  29.04%
2009  125,005  0.77  to  2.38    278,537    230,121    0.56     0.40 to   1.00  27.11 to   27.88
2008  137,567  0.60  to  1.87    240,997    341,874    0.38     0.40 to   1.00 -34.91 to  -34.52
2007  160,027  2.68  to  2.86    428,636    511,816    0.03     0.40 to   1.00  -7.14 to   -6.76
2006  194,385  2.88  to  3.06    561,593    601,283      --     0.40 to   1.00   7.33 to    7.76
TEMPLETON GLOBAL ASSET ALLOCATION FUND, DIVISION 19 (CLOSED) (4)
----------------------------------------------------------------
2006       --   $--  to   $--        $--   $403,978   0.00%    0.65% to  1.25%  7.95% to   8.13%
VALIC COMPANY I INTERNATIONAL GROWTH I FUND, DIVISION 20
--------------------------------------------------------
2010  259,788 $0.82  to  2.44   $597,987   $522,038   1.50%    0.40% to  1.00% 11.47% to  12.14%
2009  262,693  0.73  to  2.18    541,547    427,517    2.28     0.40 to   1.00  34.01 to   34.82
2008  267,849  0.54  to  1.62    411,248    584,007    1.65     0.40 to   1.00 -42.57 to  -42.22
2007  263,159  2.64  to  2.81    698,587    661,103    0.92     0.40 to   1.00  13.53 to   13.99
2006  258,416  2.33  to  2.47    605,093    506,825    1.83     0.40 to   1.00  25.12 to   25.62
VALIC COMPANY I CORE VALUE FUND, DIVISION 21
--------------------------------------------
2010   93,955 $0.81  to  1.76   $151,322   $132,577   1.38%    0.40% to  1.00% 12.91% to  13.59%
2009   85,766  0.71  to  1.55    122,205     99,548    2.83     0.40 to   1.00  17.81 to   18.52
2008   89,191  0.60  to  1.31    107,471    156,956    2.32     0.40 to   1.00 -35.88 to  -35.49
2007  109,148  1.87  to  2.04    202,154    231,639    1.64     0.40 to   1.00  -1.44 to   -1.05
2006  126,790  1.90  to  2.06    242,124    233,026    0.82     0.40 to   1.00  15.98 to   16.44
VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
-----------------------------------------------------
2010   80,641 $1.23  to  2.63   $191,367   $183,929   5.63%    0.40% to  1.00%  9.61% to  10.27%
2009   78,886  1.11  to  2.39    170,703    156,319    6.25     0.40 to   1.00   7.67 to    8.32
2008   80,380  1.03  to  2.21    161,331    163,740    6.06     0.40 to   1.00   1.27 to    1.89
2007   95,031  1.96  to  2.18    185,261    207,885    5.78     0.40 to   1.00   2.72 to    3.13
2006  116,751  1.91  to  2.11    224,574    214,276    5.71     0.40 to   1.00   1.83 to    2.24
VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
---------------------------------------------
2010  120,333 $1.21  to  2.62   $288,502   $310,318   4.03%    0.40% to  1.00%  7.84% to   8.48%
2009  142,416  1.11  to  2.42    317,183    355,802    4.13     0.40 to   1.00 -12.93 to  -12.41
2008  179,085  1.27  to  2.77    457,525    363,716    4.33     0.40 to   1.00  21.29 to   22.02
2007  138,737  2.09  to  2.27    288,608    280,019    4.84     0.40 to   1.00   8.15 to    8.58
2006  147,344  1.93  to  2.09    286,342    303,205    4.95     0.40 to   1.00   0.73 to    1.13
VANGUARD WINDSOR II FUND, DIVISION 24
-------------------------------------
2010  655,224 $0.81  to  2.50 $1,462,420 $1,427,243   1.98%    0.65% to  1.25%  9.24% to   9.90%
2009  715,186  0.74  to  2.28  1,462,917  1,181,133    2.77     0.65 to   1.25  25.47 to   26.23
2008  694,646  0.58  to  1.81  1,128,091  1,499,307    2.96     0.65 to   1.25 -37.49 to  -37.11
2007  669,939  2.65  to  2.89  1,761,795  1,909,890    2.19     0.65 to   1.25   0.95 to    1.36
2006  696,334  2.62  to  2.85  1,837,638  1,671,001    2.33     0.65 to   1.25  16.78 to   17.25
VANGUARD WELLINGTON FUND, DIVISION 25
-------------------------------------
2010  590,076 $1.01  to  3.01 $1,558,590 $1,436,066   2.90%    0.65% to  1.25%  9.56% to  10.22%
2009  581,855  0.92  to  2.74  1,395,733  1,189,390    3.62     0.65 to   1.25  20.68 to   21.41
2008  618,448  0.76  to  2.26  1,225,434  1,497,681    3.54     0.65 to   1.25 -23.26 to  -22.80
2007  633,980  2.65  to  2.93  1,651,772  1,638,117    3.22     0.65 to   1.25   7.02 to    7.45
2006  611,262  2.47  to  2.73  1,524,379  1,384,025    3.09     0.65 to   1.25  13.51 to   13.96

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

              AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
      ------------------------------   -----------------------------------------------------
              UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT EXPENSE RATIO     TOTAL RETURN
      UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME     LOWEST TO        LOWEST TO
      (000S)     HIGHEST       (000S)    (000S)   RATIO (1)   HIGHEST (2)      HIGHEST (3)
      ------- -------------   -------- ---------- ---------- --------------  ----------------
PUTNAM NEW OPPORTUNITIES FUND, DIVISION 26 (CLOSED) (4)
-------------------------------------------------------
2006       --   $--  to   $--      $--  $546,967    0.00%    0.40% to  1.20%  0.70% to   1.05%
PUTNAM OTC & EMERGING GROWTH FUND, DIVISION 27 (CLOSED) (4)
-----------------------------------------------------------
2006       --   $--  to   $--      $--  $188,156    0.00%    0.40% to  1.20%  6.07% to   6.43%
PUTNAM GLOBAL EQUITY FUND, DIVISION 28 (CLOSED) (4)
---------------------------------------------------
2006       --   $--  to   $--      $--  $376,020    0.00%    0.40% to  1.20%  7.38% to   7.75%
VALIC COMPANY I LARGE CAP GROWTH FUND, DIVISION 30 (CLOSED) (4)
---------------------------------------------------------------
2006       --   $--  to   $--      $--  $324,192    0.18%    0.40% to  1.00% -1.18% to  -1.02%
AMERICAN CENTURY ULTRA FUND, DIVISION 31 (CLOSED) (4)
-----------------------------------------------------
2006       --   $--  to   $--      $--  $942,108    0.00%    0.65% to  1.45% -5.34% to  -5.02%
TEMPLETON FOREIGN FUND, DIVISION 32 (CLOSED) (4)
------------------------------------------------
2006       --   $--  to   $--      $--  $676,066    0.00%    0.40% to  1.00%  6.90% to   7.08%
VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY FUND, DIVISION 33
-----------------------------------------------------------------
2010  338,206 $0.79  to  1.97 $637,415  $587,896    1.03%    0.15% to  0.75% 19.14% to  19.86%
2009  376,297  0.66  to  1.65  595,446   495,566     1.70     0.15 to   0.75  24.64 to   25.39
2008  406,274  0.52  to  1.32  516,024   616,841     1.17     0.15 to   0.75 -41.85 to  -41.50
2007  347,000  2.18  to  2.26  752,863   702,426     0.59     0.15 to   0.75   5.06 to    5.49
2006  275,096  2.07  to  2.14  569,761   383,808     0.50     0.15 to   0.75  19.33 to   19.81
VALIC COMPANY II SMALL CAP GROWTH FUND, DIVISION 35
---------------------------------------------------
2010   40,165 $0.93  to  1.80  $69,252   $49,816    0.00%    0.15% to  1.20% 31.75% to  33.49%
2009   34,299  0.70  to  1.35   44,559    33,811       --     0.15 to   1.20  35.77 to   37.56
2008   31,934  0.52  to  0.99   30,327    41,375       --     0.15 to   1.20 -44.05 to  -43.31
2007   31,678  0.93  to  1.74   52,812    52,675       --     0.15 to   1.20   2.53 to    3.68
2006   29,224  0.90  to  1.68   47,591    47,517       --     0.15 to   1.20   8.41 to    9.62
VALIC COMPANY II SMALL CAP VALUE FUND, DIVISION 36
--------------------------------------------------
2010  184,161 $1.00  to  2.58 $448,256  $379,693    1.17%    0.15% to  0.75% 24.88% to  25.63%
2009  187,896  0.80  to  2.05  366,264   276,720     1.27     0.15 to   0.75  23.27 to   24.02
2008  145,609  0.64  to  1.66  228,970   259,868     1.06     0.15 to   0.75 -30.25 to  -29.83
2007  106,944  2.28  to  2.37  244,244   234,509     0.65     0.15 to   0.75  -7.68 to   -7.30
2006   64,994  2.47  to  2.56  161,107   112,445     0.57     0.15 to   0.75  17.91 to   18.38
VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
-------------------------------------------------
2010  118,027 $0.89  to  1.43 $160,999  $179,414    0.00%    0.15% to  0.75% 21.28% to  22.01%
2009  162,373  0.73  to  1.17  182,531   141,799       --     0.15 to   0.75  42.60 to   43.45
2008  167,995  0.51  to  0.82  132,414   166,293       --     0.15 to   0.75 -47.02 to  -46.70
2007   62,487  1.48  to  1.54   91,726    80,411       --     0.15 to   0.75  13.07 to   13.53
2006   46,415  1.31  to  1.36   61,039    55,659       --     0.15 to   0.75  14.21 to   14.66

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                              AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                     ---------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST        (000S)     (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY II MID CAP VALUE FUND,
DIVISION 38
------------------------------------
2010................ 165,538 $0.95 to   3.59 $  555,061  $485,670     0.70%    0.15% to  0.75%  21.29% to   22.02%
2009................ 180,191  0.78 to   2.95    499,338   397,647     1.30     0.15  to  0.75   35.75  to   36.57
2008................ 193,079  0.57 to   2.17    393,903   513,298     0.46     0.15  to  0.75  -39.15  to  -38.79
2007................ 137,959  3.41 to   3.54    470,359   494,779     0.46     0.15  to  0.75    2.03  to    2.44
2006................ 122,876  3.35 to   3.46    411,742   351,099     0.39     0.15  to  0.75   15.87  to   16.34
VALIC COMPANY II CAPITAL APPRECIATION FUND, DIVISION 39
-------------------------------------------------------
2010................  31,069 $0.72 to   1.24 $   30,770  $ 28,686     0.40%    0.15% to  1.20%  12.70% to   14.18%
2009................  33,269  0.64 to   1.09     29,011    23,949     1.27     0.15  to  1.20   30.38  to   32.10
2008................  35,384  0.49 to   0.83     23,480    32,614     0.07     0.15  to  1.20  -44.98  to  -44.26
2007................  27,872  0.89 to   1.51     33,206    16,563     0.54     0.15  to  1.20   18.18  to   19.50
2006................   9,377  0.75 to   1.27      9,438    10,004     0.17     0.15  to  1.20    4.09  to    5.25
VALIC COMPANY II LARGE CAP VALUE FUND, DIVISION 40
--------------------------------------------------
2010................  96,600 $0.76 to   1.79 $  165,350  $158,831     1.29%    0.15% to  0.75%  15.07% to   15.76%
2009................ 106,396  0.66 to   1.55    158,240   136,168     2.07     0.15  to  0.75    9.36  to   10.02
2008................ 115,417  0.60 to   1.41    156,942   279,624     1.78     0.15  to  0.75  -37.19  to  -36.81
2007................ 181,763  2.16 to   2.24    391,778   366,717     0.99     0.15  to  0.75    2.28  to    2.69
2006................ 141,357  2.11 to   2.18    298,102   125,597     0.97     0.15  to  0.75   17.68  to   18.15
VALIC COMPANY II SOCIALLY RESPONSIBLE FUND, DIVISION 41
-------------------------------------------------------
2010................ 543,535 $0.88 to   1.47 $  762,238  $726,809     1.13%    0.15% to  0.75%  13.77% to   14.46%
2009................ 588,653  0.77 to   1.29    724,759   589,344     1.89     0.15  to  0.75   29.72  to   30.50
2008................ 624,830  0.59 to   0.99    593,031   845,688     1.67     0.15  to  0.75  -38.01  to  -37.63
2007................ 673,004  1.53 to   1.59  1,026,361   823,411     1.11     0.15  to  0.75    3.20  to    3.62
2006................ 331,640  1.48 to   1.53    490,929   255,910     0.88     0.15  to  0.75   14.74  to   15.20
VALIC COMPANY II MONEY MARKET II FUND, DIVISION 44
--------------------------------------------------
2010................ 145,958 $1.03 to   1.33 $  185,792  $211,555     0.01%    0.15% to  0.75%  -0.74% to   -0.14%
2009................ 177,060  1.03 to   1.33    227,029   255,923     0.41     0.15  to  0.75   -0.40  to    0.20
2008................ 246,302  1.03 to   1.33    316,406   334,421     2.23     0.15  to  0.75    1.47  to    2.08
2007................ 268,779  1.26 to   1.31    338,361   287,347     4.48     0.15  to  0.75    3.85  to    4.27
2006................ 185,594  1.21 to   1.25    225,165   134,616     4.57     0.15  to  0.75    3.81  to    4.22
VALIC COMPANY I NASDAQ-100(R)INDEX FUND, DIVISION 46
----------------------------------------------------
2010................ 187,997 $0.61 to   0.99 $  115,120  $103,478     0.26%    0.40% to  1.00%  18.53% to   19.25%
2009................ 195,757  0.51 to   0.83    101,088    72,999     0.31     0.40  to  1.00   53.89  to   54.81
2008................ 159,845  0.33 to   0.53     53,618    77,846     0.24     0.40  to  1.00  -42.99  to  -42.65
2007................ 168,286  0.59 to   0.60     97,988    84,217     0.08     0.40  to  1.00   17.42  to   17.89
2006................ 160,131  0.50 to   0.51     79,992    81,388     0.08     0.40  to  1.00    5.60  to    6.02
JANUS ADVISER WORLDWIDE FUND, DIVISION 47 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $       --  $ 34,840     0.00%    0.40% to  1.20%   1.34% to    1.69%
VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE FUND,
DIVISION 48
--------------------------------------------------
2010................  78,398 $0.95 to   2.05 $  153,507  $124,682     2.55%    0.15%     1.20%  14.24% to   15.74%
2009................  63,007  0.82 to   1.77    107,254    81,839     1.98     0.15  to  1.20   27.30  to   28.98
2008................  53,544  0.64 to   1.38     71,085    84,221     2.28     0.15  to  1.20  -33.93  to  -33.05
2007................  46,108  1.33 to   2.06     90,631    79,120     1.71     0.15  to  1.20    8.20  to    9.41
2006................  35,981  1.23 to   1.89     65,628    51,931       --     0.15  to  1.20   12.35  to   13.60
VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND,
DIVISION 49
------------------------------------------------
2010................ 113,112 $1.03 to   2.19 $  236,445  $193,044     3.00%    0.15% to  1.20%  13.21% to   14.70%
2009................  89,780  0.90 to   1.91    164,570   127,577     2.66     0.15  to  1.20   24.28  to   25.91
2008................  80,685  0.71 to   1.52    118,105   132,834     2.48     0.15  to  1.20  -27.25  to  -26.29
2007................  68,608  1.37 to   2.07    135,383   116,816     1.47     0.15  to  1.20    7.30  to    8.51
2006................  52,393  1.28 to   1.91     96,392    85,239     1.00     0.15  to  1.20    9.40  to   10.62

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                             AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                     -------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST       (000S)    (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II CONSERVATIVE GROWTH
LIFESTYLE FUND, DIVISION 50
------------------------------------
2010................  48,658 $1.09 to   2.17 $101,184  $ 80,708     3.33%    0.15%     1.20%  11.83% to   13.30%
2009................  35,263  0.96 to   1.92   65,146    52,683     3.67     0.15  to  1.20   19.14  to   20.71
2008................  32,076  0.80 to   1.60   49,349    54,676     2.62     0.15  to  1.20  -19.51  to  -18.45
2007................  29,176  1.34 to   1.96   55,014    46,929     1.59     0.15  to  1.20    5.55  to    6.74
2006................  22,047  1.27 to   1.84   39,119    35,405       --     0.15  to  1.20    8.05  to    9.25
VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
----------------------------------------------
2010................  93,569 $0.88 to   1.64 $146,353  $130,158     2.08%    0.65%     1.25%  13.63% to   14.32%
2009................  90,265  0.77 to   1.43  124,240   101,794     2.50     0.65  to  1.25   23.44  to   24.18
2008................  85,467  0.62 to   1.16   95,289   119,196     2.44     0.65  to  1.25  -35.21  to  -34.82
2007................  80,439  1.71 to   1.78  134,535   127,115     2.42     0.65  to  1.25    6.11  to    6.54
2006................  67,292  1.62 to   1.67  109,039    92,358     2.30     0.65  to  1.25   14.69  to   15.15
VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION
53
----------------------------------------------------
2010................  98,281 $0.95 to   1.69 $158,557  $144,747     2.34%    0.65%     1.25%  11.91% to   12.58%
2009................  95,648  0.85 to   1.50  137,961   115,704     2.80     0.65  to  1.25   18.84  to   19.55
2008................  91,608  0.71 to   1.26  111,169   131,333     3.05     0.65  to  1.25  -27.41  to  -26.97
2007................  89,599  1.66 to   1.73  143,096   138,333     3.03     0.65  to  1.25    6.02  to    6.44
2006................  77,721  1.57 to   1.62  122,075   109,946     2.86     0.65  to  1.25   11.91  to   12.35
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND,
DIVISION 54
-----------------------------------------------
2010................  39,029 $1.01 to   1.68 $ 62,668  $ 57,067     2.59%    0.65%     1.25%   9.76% to   10.42%
2009................  36,792  0.92 to   1.52   53,838    46,000     3.11     0.65  to  1.25   15.60  to   16.30
2008................  36,297  0.79 to   1.31   45,929    52,588     3.56     0.65  to  1.25  -20.52  to  -20.04
2007................  35,724  1.58 to   1.64   54,504    51,119     3.56     0.65  to  1.25    5.65  to    6.08
2006................  30,392  1.50 to   1.55   45,390    41,738     3.31     0.65  to  1.25    9.25  to    9.69
EVERGREEN SPECIAL VALUES FUND,DIVISION 55 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $340,766     0.00%    0.40% to  1.00%  10.02% to   10.20%
EVERGREEN FUNDAMENTAL LARGE CAP FUND, DIVISION 56
(CLOSED) /(4)/
-------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $169,115     0.09%    0.40% to  1.00%   2.44% to    2.60%
EVERGREEN EQUITY INCOME FUND, DIVISION 57 (CLOSED)
/(4)/
--------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 24,752     0.24%    0.40% to  1.00%   4.35% to    4.52%
VALIC COMPANY II CORE BOND FUND,
DIVISION 58
--------------------------------
2010................ 144,575 $1.21 to   1.81 $246,246  $176,396     3.64%    0.15%     1.20%   8.00% to    9.42%
2009................  87,930  1.11 to   1.66  136,448   112,683     6.14     0.15  to  1.20   14.31  to   15.82
2008................  80,969  0.96 to   1.43  108,756   155,936     5.27     0.15  to  1.20   -6.17  to   -4.93
2007................ 139,732  1.12 to   1.51  203,021   144,955     4.26     0.15  to  1.20    2.36  to    3.51
2006................  61,262  1.09 to   1.46   86,706    61,717     3.87     0.15  to  1.20    3.42  to    4.58
VALIC COMPANY II STRATEGIC BOND
FUND, DIVISION 59
-------------------------------
2010................ 181,559 $1.19 to   2.37 $411,674  $378,971     5.62%    0.15%     1.20%   9.39% to   10.83%
2009................ 167,361  1.07 to   2.14  344,468   283,393     5.80     0.15  to  1.20   24.17  to   25.81
2008................ 159,484  0.85 to   1.71  262,296   308,244     7.78     0.15  to  1.20  -15.44  to  -14.32
2007................ 164,042  1.34 to   2.00  314,387   278,977     4.88     0.15  to  1.20    2.63  to    3.78
2006................ 121,930  1.30 to   1.92  227,069   182,636     4.17     0.15  to  1.20    6.98  to    8.17

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                             AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                     -------------------------------  ------------------------------------------------------
                             UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
                     UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
                     (000S)     HIGHEST       (000S)    (000S)   RATIO (/1)/ HIGHEST /(2)/     HIGHEST /(3)/
                     ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II HIGH YIELD BOND FUND,
DIVISION 60
--------------------------------------
2010................ 103,235 $1.10 to   2.10 $207,116  $203,757     7.66%    0.15%     0.75%  12.67% to   13.35%
2009................ 108,230  0.97 to   1.86  192,756   154,152    10.37     0.15  to  0.75   42.43  to   43.29
2008................ 107,247  0.68 to   1.30  134,056   181,344     8.84     0.15  to  0.75  -31.81  to  -31.40
2007................ 106,828  1.83 to   1.89  194,418   177,795     5.99     0.15  to  0.75    0.71  to    1.12
2006................  67,764  1.81 to   1.87  122,971    99,728     5.56     0.15  to  0.75   11.49  to   11.94
JANUS FUND, DIVISION 61 (CLOSED) /(4)/
--------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 50,144     0.00%    0.40% to  1.00%   1.31% to    1.48%
AIM LARGE CAP GROWTH FUND, DIVISION 62 (CLOSED) /(4)/
-----------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 19,019     0.00%    0.40% to  1.00%  -0.03% to    0.13%
CREDIT SUISSE SMALL CAP GROWTH FUND, DIVISION 63
(CLOSED) /(4)/
------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 55,233     0.00%    0.40% to  1.00%   5.25% to    5.42%
MSIF TRUST MID CAP GROWTH PORTFOLIO, DIVISION 64
(CLOSED) /(4)/
------------------------------------------------
2006................       1 $  -- to  $  -- $     --  $126,143     0.00%    0.40% to  1.00%   3.38% to    3.54%
EVERGREEN SPECIAL EQUITY FUND, DIVISION 65 (CLOSED)
/(4)/
---------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 45,179     0.00%    0.40% to  1.00%   4.52% to    4.69%
SIT SMALL CAP GROWTH FUND, DIVISION 66 (CLOSED) /(4)/
-----------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $135,970     0.00%    0.40% to  1.00%   6.29% to    6.47%
SIT MID CAP GROWTH FUND, DIVISION 67 (CLOSED) /(4)/
---------------------------------------------------
2006................      -- $  -- to  $  -- $     --  $ 29,303     0.00%    0.40% to  1.00%   0.85% to    1.01%
ARIEL FUND, DIVISION 68
-----------------------
2010................ 204,028 $0.98 to   2.07 $396,452  $346,936     0.01%    0.40%     1.00%  24.72% to   25.47%
2009................ 209,571  0.78 to   1.65  326,053   228,895     0.02     0.40  to  1.00   61.79  to   62.76
2008................ 210,618  0.48 to   1.02  202,490   331,104     0.97     0.40  to  1.00  -48.77  to  -48.46
2007................ 236,938  1.92 to   1.97  450,527   516,328     0.28     0.40  to  1.00   -2.69  to   -2.30
2006................ 263,335  1.97 to   2.02  519,165   542,024       --     0.40  to  1.00    9.25  to    9.69
ARIEL APPRECIATION FUND, DIVISION 69
------------------------------------
2010................ 149,428 $1.06 to   2.01 $284,897  $256,984     0.03%    0.40%     1.00%  18.43% to   19.14%
2009................ 155,818  0.89 to   1.69  250,852   180,169     0.17     0.40  to  1.00   61.33  to   62.31
2008................ 163,108  0.55 to   1.04  162,793   249,409     0.55     0.40  to  1.00  -41.33  to  -40.97
2007................ 188,042  1.72 to   1.77  322,748   373,503     0.46     0.40  to  1.00   -2.38  to   -1.99
2006................ 219,434  1.76 to   1.81  387,982   400,034     0.04     0.40  to  1.00    9.84  to   10.28

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                          FOR THE YEAR ENDED DECEMBER 31
      -------------------------------------- -------------------------------------------------------
                 UNIT FAIR VALUE     NET     AVERAGE NET INVESTMENT  EXPENSE RATIO      TOTAL RETURN
       UNITS        LOWEST TO       ASSETS     ASSETS      INCOME      LOWEST TO         LOWEST TO
       (000S)        HIGHEST        (000S)     (000S)    RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      --------- ----------------- ---------- ----------- ----------  -------------   -----------------
LOU HOLLAND GROWTH FUND, DIVISION 70
------------------------------------
2010     47,876 $0.98     to 1.09 $   50,714 $   45,631     0.00%    0.40%     1.00%  12.84% to   13.52%
2009     48,213  0.87     to 0.96     45,224     33,476       --     0.40  to  1.00   37.69  to   38.51
2008     43,833  0.63     to 0.70     29,858     40,753       --     0.40  to  1.00  -35.48  to  -35.09
2007     46,918  1.04     to 1.07     49,287     50,747     0.03     0.40  to  1.00    8.31  to    8.74
2006     54,091  0.96     to 0.99     52,523     53,040     8.00%    0.40  to  1.00    4.19  to    4.60
DREYFUS BASIC U.S. MORTGAGE SECURITIES FUND, DIVISION 71 (CLOSED) /(4)/
----------------------------------------------------------------------
2006         -- $  -- to $     -- $       -- $   83,491     1.80%    0.40% to  1.00%  -0.98% to   -0.82%
VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
--------------------------------------------------
2010    390,794 $0.89     to 1.00 $  377,066 $  408,096     0.04%    0.40% to  1.00%  15.06% to   15.75%
2009    524,641  0.77     to 0.87    440,473    342,959     0.26     0.40  to  1.00   41.70  to   42.55
2008    451,191  0.54     to 0.61    267,117    293,877     0.17     0.40  to  1.00  -43.47  to  -43.13
2007    133,943  1.04     to 1.07    136,613    115,156     0.25     0.40  to  1.00   11.96  to   12.41
2006     95,874  0.93     to 0.95     89,448     70,303     0.23     0.40  to  1.00    8.36  to    8.79
VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
-------------------------------------------------
2010    126,203 $1.05     to 1.53 $  186,279 $  175,419     0.00%    0.40% to  1.00%  14.60% to   15.29%
2009    134,702  0.91     to 1.33    173,403    143,741       --     0.40  to  1.00   30.20  to   30.99
2008    143,853  0.70     to 1.02    142,129    181,521       --     0.40  to  1.00  -30.28  to  -29.86
2007    146,379  1.41     to 1.45    206,206    192,854       --     0.40  to  1.00   16.38  to   16.85
2006    153,030  1.21     to 1.24    185,880    186,065       --     0.40  to  1.00    7.38  to    7.81
VALIC COMPANY I VALUE FUND, DIVISION 74
---------------------------------------
2010     98,833 $0.82     to 1.30 $  124,704 $  137,330     0.64%    0.40% to  1.00%  13.75% to   14.43%
2009    140,943  0.72     to 1.14    156,504    137,329     2.23     0.40  to  1.00   32.09  to   32.88
2008    178,504  0.54     to 0.86    150,143    191,340     1.03     0.40  to  1.00  -42.74  to  -42.39
2007     66,464  1.46     to 1.49     96,744     83,751     0.40     0.40  to  1.00    5.23  to    5.66
2006     56,286  1.39     to 1.41     78,054    147,228     0.95     0.40  to  1.00   15.18  to   15.64
VALIC COMPANY I BROAD CAP VALUE INCOME FUND, DIVISION 75
--------------------------------------------------------
2010     20,311 $0.89     to 1.08 $   24,199 $   21,304     1.83%    0.40% to  1.00%  13.30% to   13.98%
2009     19,603  0.78     to 0.95     20,667     16,746     2.34     0.40  to  1.00   24.07  to   24.82
2008     20,170  0.62     to 0.76     17,061     22,875     2.18     0.40  to  1.00  -35.12  to  -34.73
2007     22,643  1.16     to 1.17     28,810     30,508     1.53     0.40  to  1.00    0.93  to    1.33
2006     22,478  1.15     to 1.16     28,574     17,489     1.56     0.40  to  1.00   15.53  to   15.99
VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------
2010    101,954 $1.02     to 1.27 $  127,140 $  127,049     1.06%    0.40% to  1.00%  15.58% to   16.28%
2009    101,838  0.88     to 1.09    109,687     93,286     1.47     0.40  to  1.00   36.93  to   37.75
2008    120,552  0.64     to 0.79     94,759     76,422     0.72     0.40  to  1.00  -33.15  to  -32.75
2007     55,647  1.17     to 1.18     65,016     86,523     0.59     0.40  to  1.00    6.96  to    7.39
2006     92,452  1.10     to 1.10    101,149     79,956     1.16     0.40  to  1.00   11.38  to   11.83
VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
-----------------------------------------------------
2010    208,880 $1.15     to 1.22 $  248,185 $  234,203     2.40%    0.40% to  1.00%   8.05% to    8.70%
2009    172,929  1.06     to 1.12    195,635    154,654     1.04     0.40  to  1.00    8.49  to    9.15
2008    143,120  0.97     to 1.03    150,002    133,699     4.83     0.40  to  1.00   -6.27  to   -5.70
2007     12,515  1.08     to 1.09     18,510     16,303     4.06     0.40  to  1.00    6.74  to    7.17
2006     11,130  1.01     to 1.02     16,158     16,374     3.33     0.40  to  1.00   -0.59  to   -0.19
VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
----------------------------------------------
2010    705,473 $0.95     to 1.08 $  747,679 $  685,482     0.67%    0.40% to  1.45%  16.53% to   17.77%
2009    764,385  0.80     to 0.92    691,637    568,285     0.95     0.40  to  1.45   34.55  to   35.98
2008    826,768  0.59     to 0.68    553,158    817,995     2.00%    0.40  to  1.45  -40.51  to  -39.88
2007    929,273  1.11     to 1.13  1,026,352  1,016,333       --     0.40  to  1.45   19.27  to   20.31
2006  1,133,942  0.93     to 0.94  1,057,786    662,673     2.00%    0.40  to  1.45   -4.76  to   -3.94

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                        AT DECEMBER 31                                      FOR THE YEAR ENDED DECEMBER 31
                ----------------------------------------------  ------------------------------------------------------
                            UNIT FAIR VALUE           NET        AVERAGE   INVESTMENT EXPENSE RATIO      TOTAL RETURN
                 UNITS        LOWEST TO              ASSETS     NET ASSETS   INCOME     LOWEST TO         LOWEST TO
                (000S)         HIGHEST               (000S)       (000S)   RATIO (1)   HIGHEST (2)       HIGHEST (3)
                 --------   ----------------------   --------   ---------- ---------- -------------   -----------------
VALIC COMPANY I LARGE CAPITAL GROWTH FUND, DIVISION 79
------------------------------------------------------
2010........... 341,447     $0.89    to     1.17    $391,506     $362,773     0.42%   0.40% to  1.45%  13.82% to   15.03%
2009........... 371,886      0.77    to     1.02     372,794      310,848     0.86    0.40  to  1.45   29.26  to   30.64
2008........... 402,218      0.59    to     0.78     310,364      445,695     0.24    0.40  to  1.45  -39.43  to  -38.78
2007........... 453,068      1.25    to     1.28     563,543      572,421     0.21    0.40  to  1.45   13.42  to   14.41
2006........... 524,432      1.10    to     1.12     581,819      352,220     0.38    0.40  to  1.45    5.69  to    6.60
SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80 (CLOSED) /(5)/
--------------------------------------------------------------
2008...........      --        --    to       --          --       13,452       --    0.40% to  1.00%   1.59% to    1.71%
2007...........  24,209      1.11    to     1.12      26,904       27,270     3.21    0.40  to  1.00    4.56  to    4.98
2006...........  25,877      1.06    to     1.07      27,502       26,647     3.31    0.40  to  1.00    5.54  to    5.96
SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81
------------------------------------------------
2010...........  21,371     $0.97    to     1.17    $ 24,363     $ 26,186     2.10%   0.65% to  1.25%   5.27% to    5.90%
2009...........  25,578      0.91    to     1.11      27,849       27,673     1.91    0.65  to  1.25   -1.64  to   -1.05
2008...........  26,300      0.92    to     1.12      29,108       27,723     2.01    0.65  to  1.25   -5.96  to   -5.39
2007...........  23,039      1.18    to     1.19      27,109       26,814     3.37    0.65  to  1.25    4.51  to    4.93
2006...........  22,809      1.13    to     1.13      25,642       22,933     3.46    0.65  to  1.25    9.17  to    9.61
SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
------------------------------------------------
2010...........  15,226     $0.81    to     1.01    $ 14,991     $ 13,842     2.69%   0.65% to  1.25%   7.50% to    8.14%
2009...........  13,153      0.75    to     0.93      12,042       11,690     2.24    0.65  to  1.25   -7.32  to   -6.76
2008...........  12,028      0.81    to     1.00      11,879       12,395     2.22    0.65  to  1.25  -17.31  to  -16.80
2007...........  10,834      1.19    to     1.21      12,934       11,890     3.84    0.65  to  1.25    4.46  to    4.88
2006...........   9,426      1.14    to     1.15      10,772        9,246     3.64    0.65  to  1.25    9.47  to    9.91
VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND, DIVISION 83
----------------------------------------------------------
2010........... 208,331     $0.91    to     1.46    $296,518     $259,638     0.06%   0.40% to  1.45%  24.35% to   25.67%
2009........... 221,863      0.73    to     1.16     252,605      199,361     0.64    0.40  to  1.45   44.94  to   46.49
2008........... 231,620      0.50    to     0.80     181,182      295,424       --    0.40  to  1.45  -48.83  to  -48.29
2007........... 257,885      1.50    to     1.54     389,160      335,778       --    0.40  to  1.45   27.83  to   28.94
2006........... 259,327      1.18    to     1.20     307,168      199,628     0.07    0.40  to  1.45    4.56  to    5.46
VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND, DIVISION 84
----------------------------------------------------------
2010........... 197,528     $0.93    to     1.05    $204,726     $187,800     0.65%   0.40% to  1.00%  20.39% to   21.11%
2009........... 213,947      0.77    to     0.87     184,086      149,260     1.98    0.40  to  1.00   30.19  to   30.97
2008........... 229,331      0.59    to     0.67     151,515      219,815     1.09    0.40  to  1.00  -36.15  to  -35.76
2007........... 272,853      1.03    to     1.04     279,734      350,729     0.66    0.40  to  1.00  -10.95  to  -10.59
2006........... 325,757      1.16    to     1.16     376,054      222,427     0.93    0.40  to  1.00   17.96  to   18.43
VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
--------------------------------------------------
2010........... 106,947     $0.96    to     1.08    $113,096     $ 98,531     0.00%   0.40% to  1.00%  24.97% to   25.73%
2009........... 112,722      0.76    to     0.86      95,333       76,536     0.25    0.40  to  1.00   39.45  to   40.29
2008........... 115,211      0.54    to     0.61      69,837      101,001     0.08    0.40  to  1.00  -40.30  to  -39.93
2007........... 128,891      1.01    to     1.02     128,428      151,573       --    0.40  to  1.00   -3.79  to   -3.40
2006........... 159,122      1.05    to     1.06     166,683      106,306       --    0.40  to  1.00    5.87  to    6.29
VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86
-------------------------------------------------------------
2010...........  68,838     $1.06    to     1.33    $ 89,729     $ 84,552     0.00%   0.40% to  1.00%  26.54% to   27.30%
2009...........  67,301      0.83    to     1.04      69,293       48,669     0.01    0.40  to  1.00   51.58  to   52.49
2008...........  55,785      0.55    to     0.69      37,879       54,383       --    0.40  to  1.00  -41.16  to  -40.80
2007...........  61,000      1.15    to     1.16      69,884       56,667       --    0.40  to  1.00   13.29  to   13.74
2006...........  48,733      1.02    to     1.02      49,519       32,409       --    0.40  to  1.00    3.76  to    4.17
VALIC COMPANY I GLOBAL EQUITY FUND, DIVISION 87
-----------------------------------------------
2010........... 263,737     $0.70    to     1.01    $254,860     $238,413     1.76%   0.40% to  1.45%   9.61% to   10.77%
2009........... 282,505      0.64    to     0.91     248,410      205,613     0.38    0.40  to  1.45   27.72  to   29.08
2008........... 303,049      0.49    to     0.71     208,026      328,038     1.18    0.40  to  1.45  -46.87  to  -46.30
2007........... 337,867      1.30    to     1.32     434,029      451,456     1.72    0.40  to  1.45    7.48  to    8.42
2006........... 354,730      1.21    to     1.22     430,266      248,458     2.17    0.40  to  1.45   20.86  to   21.90

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                           FOR THE YEAR ENDED DECEMBER 31
       --------------------------------------  --------------------------------------------------------
                UNIT FAIR VALUE       NET       AVERAGE     INVESTMENT  EXPENSE RATIO     TOTAL RETURN
       UNITS      LOWEST TO          ASSETS    NET ASSETS     INCOME    LOWEST TO          LOWEST TO
       (000S)      HIGHEST           (000S)      (000S)    RATIO /(1)/  HIGHEST /(2)/     HIGHEST/(3)/
       -------  -----------------  ----------  ----------  -----------  ------------   -----------------
VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
2010.. 361,200  $ 1.04  to   1.44  $  510,781  $  425,350   3.54% 0.40% to     1.00%    10.57% to   11.23%
2009.. 320,247    0.94  to   1.30     409,351     349,195  10.60  0.40  to     1.00     22.79  to   23.53
2008.. 354,647    0.76  to   1.05     369,050     447,117   5.76  0.40  to     1.00    -21.58  to  -21.11
2007.. 383,458    1.32  to   1.34     506,215     487,999   1.46  0.40  to     1.00      8.98  to    9.42
2006.. 364,752    1.21  to   1.22     442,018     252,385   2.36  0.40  to     1.00     19.92  to   20.40
VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
2010.. 848,633  $ 0.83  to   1.17  $  975,265  $  848,704   1.82% 0.40% to     1.00%     6.51% to    7.15%
2009.. 751,757    0.77  to   1.09     810,513     642,165   2.97  0.40  to     1.00     45.89  to   46.77
2008.. 765,921    0.53  to   0.75     565,647     820,333   3.43  0.40  to     1.00    -45.10  to  -44.77
2007.. 844,141    1.34  to   1.36   1,120,870   1,014,476   0.90  0.40  to     1.00     10.05  to   10.50
2006.. 692,139    1.22  to   1.23     841,622     442,935   1.98  0.40  to     1.00     20.97  to   21.46
VALIC COMPANY I GLOBAL REAL ESTATE FUND, DIVISION 101/(6)/
2010.. 254,996  $ 0.98  to   1.00  $  250,623  $  265,805   5.68% 0.40% to     1.00%    17.05% to   17.75%
2009.. 312,027    0.84  to   0.85     270,476     208,280  13.12  0.40  to     1.00     30.58  to   31.36
2008.. 294,039    0.64  to   0.65     195,460      51,139   5.32  0.40  to     1.00    -35.75  to  -35.43

/(1)/ These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
/(2)/ These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/ These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
/(4)/ Funds were closed as of May 19, 2006.
/(5)/ Fund commenced operations on February 18, 2005 and closed April 21, 2008. /(6)/ Fund commenced operations on March 7,2008.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. OTHER MATTERS

On March 8, 2010, American International Group announced a definitive agreement for the sale of American Life Insurance Company ("ALICO"), one of the world's largest and most diversified international life insurance companies, to MetLife, Inc. ("MetLife") for approximately $15.5 billion, including $6.8 billion in cash and the remainder in equity securities of MetLife, subject to closing adjustments. The ALICO sale closed on November 1, 2010. The fair value of the consideration at closing was approximately $16.2 billion.

American International Group closed the sale of a portion of its asset management business to Pacific Century Group at the end of March 2010, and the divested portion of the asset management business has been branded as PineBridge Investments. In connection with the closing of the sale, the Company's investment advisory agreement previously entered into with AIG Global Investment Corp. was assigned to AIG Asset Management (U.S.), LLC ("AMG"), an American International Group affiliate, and the majority of the Company's invested assets are currently managed by AMG.

On September 30, 2010, American International Group entered into an agreement-in-principle with the U.S. Department of the Treasury (the "Department of the Treasury"), the Federal Reserve Bank of New York (the "New York Fed"), and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), for a series of integrated transactions to recapitalize American International Group (the
"Recapitalization"). American International Group completed the
Recapitalization on January 14, 2011.

On October 29, 2010, American International Group completed an initial public offering of 8.08 billion ordinary shares of AIA Group Limited for aggregate gross proceeds of approximately $20.51 billion. Upon completion of the initial public offering, American International Group owned approximately 33 percent of AIA Group Limited's outstanding shares.

Additional information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding American International Group as described in these footnotes is qualified by regulatory filings American International Group files from time to time with the SEC.

9. SUBSEQUENT EVENTS

On January 14, 2011, American International Group completed the Recapitalization with the New York Fed, the Department of the Treasury, and the Trust. As part of the Recapitalization, American International Group repaid to the New York Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under American International Group's revolving credit facility with the New York Fed (the "New York Fed credit facility"), and the New York Fed credit facility was terminated. In addition, (i) the shares of American International Group's Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, held by the Trust were exchanged for 562,868,096 shares of American International Group common stock and were subsequently transferred by the Trust to the Department of the Treasury;
(ii) the shares of American International Group's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of American International Group common stock; and (iii) the shares of American International Group's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles,
(b) 20,000 shares of American International Group's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of American International Group common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued American International Group common stock, representing ownership of approximately 92 percent of the outstanding American International Group common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of American International Group common stock on the open market.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

On March 10, 2011, American International Group submitted a binding bid to the New York Fed to purchase all of the residential mortgage backed securities ("RMBS") owned by Maiden Lane II LLC for $15.7 billion in cash. If the New York Fed accepted the binding bid, it was anticipated that the Company (along with certain other American International Group companies) would be a purchaser of certain of these RMBS./1/ On March 30, 2011, the New York Fed announced that it was declining American International Group's offer to purchase all of the RMBS held in the Maiden Lane II portfolio and instead would sell these securities through a competitive process.

On March 30, 2011, American International Group and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that American International Group would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level RBC (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                TABLE OF CONTENTS

Report of Independent Auditors............................................................    2
Statements of Admitted Assets.............................................................    3
Statements of Liabilities, Capital and Surplus............................................    4
Statements of Income and Changes in Capital and Surplus...................................    5
Statements of Cash Flow...................................................................    6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies......    7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements...................   19
Note 3 - Investments......................................................................   23
Note 4 - Reserves for Losses and LAE......................................................   36
Note 5 - Related Party Transactions.......................................................   40
Note 6 - Reinsurance......................................................................   51
Note 7 - Deposit Accounting Assets and Liabilities........................................   57
Note 8 - Federal Income Taxes.............................................................   59
Note 9 - Pension Plans and Deferred Compensation Arrangements.............................   68
Note 10 - Capital and Surplus and Dividend Restrictions...................................   72
Note 11 - Contingencies...................................................................   74
Note 12 - Other Significant Matters.......................................................   85
Note 13 - Subsequent Events...............................................................   86

                         REPORT OF INDEPENDENT AUDITORS


To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2010 and 2009, and the related statutory statements of income and changes in capital and surplus, and cash flow for each of the three years then ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009, or the results of its operations or its cash flows for each of the three years then ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years then ended December 31, 2010, on the basis of accounting described in Note 1.

As described in Note 2 to the financial statements, during 2009, the Company adopted SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement to SSAP No. 10, and has reflected the effect of this adoption within Changes in accounting principles on the Statements of Changes in Capital and Surplus.


/s/ PricewaterhouseCoopers LLP

New York, NY


April 29, 2011

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                                 (000'S OMITTED)

AS OF DECEMBER 31,                                                          2010           2009
---------------------------------------------------------------------   ------------   ------------
Cash and invested assets:
  Bonds, primarily at amortized cost (fair value: 2010 - $15,493,142;
    2009 - $16,447,457)                                                 $ 15,148,888   $ 16,002,641
  Stocks:
  Common stocks, at fair value adjusted for non-admitted assets
    (cost: 2010 - $371,153; 2009 - $586,509)                                 397,460      1,031,425
  Preferred stocks, primarily at fair value
    (cost: 2010 - $79,211; 2009 - $107,923)                                   90,886        121,584
  Other invested assets, primarily at equity
    (cost: 2010 - $1,361,568; 2009 - $1,315,957)                           1,574,423      1,382,807
  Short-term investments, at amortized cost (approximates fair value)      2,439,897      1,322,118
  Cash                                                                       181,013         65,611
  Receivable for securities                                                    1,146          1,582
                                                                        ------------   ------------
     TOTAL CASH AND INVESTED ASSETS                                       19,833,713     19,927,768
                                                                        ------------   ------------

Investment income due and accrued                                            189,859        207,602
Agents' balances or uncollected premiums:
  Premiums in course of collection                                           435,547        464,967
  Premiums and installments booked but deferred and not yet due              409,915        386,394
  Accrued retrospective premiums                                           1,447,644      1,505,393
Amounts billed and receivable from high deductible policies                   32,948         12,387
Reinsurance recoverable on loss payments                                     433,305        504,738
Funds held by or deposited with reinsurers                                    41,961         24,762
Deposit accounting assets                                                        686          1,595
Deposit accounting assets - funds held                                        88,515         88,515
Federal income taxes recoverable from affiliates                                  --        366,126
Net deferred tax assets                                                      782,765        709,846
Equities in underwriting pools and associations                              544,719        570,343
Receivables from parent, subsidiaries and affiliates                       1,992,253         90,835
Other admitted assets                                                        182,765        141,657
                                                                        ------------   ------------
     TOTAL ADMITTED ASSETS                                              $ 26,416,595   $ 25,002,928
                                                                        ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2010 AND 2009
                    (000'S OMITTED EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                  2010           2009
-------------------------------------------------------------   ------------   ------------
                                        Liabilities

Reserves for losses and loss adjustment expenses                $ 14,383,093   $ 13,482,501
Unearned premium reserves                                          3,213,423      3,666,815
Commissions, premium taxes, and other expenses payable               237,988        222,097
Reinsurance payable on paid loss and loss adjustment expenses        155,082        231,976
Current federal taxes payable to parent                               60,666              -
Funds held by company under reinsurance treaties                     136,869        153,878
Provision for reinsurance                                             99,443         88,624
Ceded reinsurance premiums payable, net of ceding commissions        405,324        316,019
Deposit accounting liabilities                                       189,891        178,479
Deposit accounting liabilities - funds held                              990              -
Collateral deposit liability                                         404,450        417,834
Payable to parent, subsidiaries and affiliates                       204,326         70,668
Derivatives                                                            4,250              -
Other liabilities                                                    247,701        301,683
                                                                ------------   ------------
  TOTAL LIABILITIES                                               19,743,496     19,130,574
                                                                ------------   ------------

                                     Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158
  shares authorized, 1,695,054 shares issued and outstanding          25,426         25,426
Capital in excess of par value                                     6,034,992      4,087,717
Unassigned surplus                                                   351,265      1,485,897
Special surplus tax - SSAP 10R                                       260,922        272,916
Special surplus funds from retroactive reinsurance                       494            398
                                                                ------------   ------------
  TOTAL CAPITAL AND SURPLUS                                        6,673,099      5,872,354
                                                                ------------   ------------
  TOTAL LIABILITIES, CAPITAL, AND SURPLUS                       $ 26,416,595   $ 25,002,928
                                                                ============   ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                                  2010           2009           2008
---------------------------------------------------------------------------   -----------    -----------    -----------
                                                       Statements of Income

Underwriting income:
  Premiums earned                                                             $ 5,648,764    $ 6,354,545    $ 7,393,221
                                                                              -----------    -----------    -----------
Underwriting deductions:
  Losses incurred                                                               5,066,245      4,699,991      4,800,023
  Loss adjustment expenses incurred                                               912,853        768,136        742,400
  Other underwriting expenses incurred                                          1,674,370      1,646,098      1,846,019
                                                                              -----------    -----------    -----------
Total underwriting deductions                                                   7,653,468      7,114,225      7,388,442
                                                                              -----------    -----------    -----------
NET UNDERWRITING (LOSS) INCOME                                                 (2,004,704)      (759,680)         4,779
                                                                              -----------    -----------    -----------
Investment income:
  Net investment income earned                                                    769,130        791,263        912,331
  Net realized capital gains (losses) (net of capital gains taxes:
  2010 - $169,323; 2009 - $57,389; 2008 - $(270,995))                             294,941         93,056       (671,273)
                                                                              -----------    -----------    -----------
NET INVESTMENT GAINS                                                            1,064,071        884,319        241,058
                                                                              -----------    -----------    -----------
Net loss from agents' or premium balances charged-off                             (30,549)       (25,860)       (48,507)
Finance and service charges not included in premiums                                    -          4,596         15,008
Other income                                                                       52,746         24,110        384,065
                                                                              -----------    -----------    -----------
NET (LOSS) INCOME AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES      (918,436)       127,485        596,403
Federal income tax (benefit) expense                                             (141,920)      (122,307)       235,238
                                                                              -----------    -----------    -----------
    NET (LOSS) INCOME                                                         $  (776,516)   $   249,792    $   361,165
                                                                              ===========    ===========    ===========

                                                Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                         $ 5,872,354    $ 5,413,173    $ 7,296,957
  Adjustment to beginning surplus                                                 (28,355)       (32,602)           935
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF JANUARY 1,                                           5,843,999      5,380,571      7,297,892
                                                                              -----------    -----------    -----------

Changes in accounting principles (refer to Note 2)
    Adoption of SSAP 10R                                                                -        272,916              -
    Adoption of SSAP 43R                                                                -        (12,429)             -
Other changes in capital and surplus:
  Net (loss) income                                                              (776,516)       249,792        361,165
  Change in net unrealized capital gains (net of capital gains taxes:
    2010 - $110,099; 2009 - $202,913; 2008 - $94,517)                            (161,330)      (113,064)    (1,194,450)
  Change in net deferred income tax                                              (396,374)        59,354        (40,420)
  Change in non-admitted assets                                                   513,237       (318,767)        47,173
  Change in SSAP 10R                                                              (11,994)             -              -
  Change in provision for reinsurance                                             (10,819)         6,968         20,252
  Paid in capital and surplus                                                   1,947,275        343,286        856,617
  Dividends to stockholder                                                       (301,343)             -     (1,582,633)
  Other surplus adjustments                                                         1,494         (7,211)        (6,013)
  Foreign exchange translation                                                     25,470         10,938       (346,410)
                                                                              -----------    -----------    -----------
  TOTAL CHANGES IN CAPITAL AND SURPLUS                                            829,100        231,296     (1,884,719)
                                                                              -----------    -----------    -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                       $ 6,673,099    $ 5,872,354    $ 5,413,173
                                                                              ===========    ===========    ===========

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW
                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                 (000'S OMITTED)

FOR THE YEARS ENDED DECEMBER 31,                                    2010            2009            2008
-------------------------------------------------------------   ------------    ------------    ------------
                                              Cash from Operations

Premiums collected, net of reinsurance                          $  5,404,241    $  6,306,324    $  6,928,614
Net investment income                                                851,466         743,343         975,968
Miscellaneous income (expense)                                        16,466          (2,769)        349,699
                                                                ------------    ------------    ------------
     SUB-TOTAL                                                     6,272,173       7,046,898       8,254,281

Benefit and loss related payments                                  4,340,008       4,597,184       5,083,511
Commission and other expense paid                                  2,416,351       2,520,462       2,518,097
Dividends paid to policyholders                                            -             233             108
Federal and foreign income taxes (recovered) paid                   (370,410)       (296,845)        190,586
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM OPERATIONS                    (113,776)        225,864         461,979
                                                                ------------    ------------    ------------
                                              Cash from Investments

Proceeds from investments sold, matured, or repaid:
     Bonds                                                         5,421,569       4,332,397       7,091,835
     Stocks                                                        1,385,481       1,731,884       2,999,022
     Other                                                           130,972         222,781         468,262
                                                                ------------    ------------    ------------
     TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID      6,938,022       6,287,062      10,559,119
                                                                ------------    ------------    ------------

Cost of investments acquired:
     Bonds                                                         4,509,137       6,666,144       5,302,577
     Stocks                                                          622,754         496,025       2,918,679
     Other                                                           240,465         107,966         227,385
                                                                ------------    ------------    ------------
     TOTAL COST OF INVESTMENT ACQUIRED                             5,372,356       7,270,135       8,448,641
                                                                ------------    ------------    ------------
     NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES         1,565,666        (983,073)      2,110,478
                                                                ------------    ------------    ------------
                                Cash from Financing and Miscellaneous Sources

Capital and surplus paid-in                                                -          91,418         691,898
Borrowed funds                                                             -               -        (304,398)
Dividends to stockholder                                            (301,343)              -      (1,582,633)
Intercompany receivable and payable, net                             169,364         771,557      (1,798,258)
Net deposit on deposit-type contracts and other insurance             13,312          74,417          36,501
Equities in underwriting pools and association                         6,643         125,605         507,442
Collateral deposit liability                                         (13,384)         31,448         (36,789)
Other                                                                (93,301)        (26,266)        548,510
                                                                ------------    ------------    ------------
     NET CASH (USED IN) PROVIDED FROM FINANCING AND
        MISCELLANEOUS ACTIVITIES                                    (218,709)      1,068,179      (1,937,727)
                                                                ------------    ------------    ------------
     NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                 1,233,181         310,970         634,730

Cash and short-term investments:
     Beginning of year                                             1,387,729       1,076,759         442,029
                                                                ------------    ------------    ------------
     END OF YEAR                                                $  2,620,910    $  1,387,729    $  1,076,759
                                                                ============    ============    ============

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A.    ORGANIZATION

      American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of Chartis U.S. Inc., a Delaware corporation, which is in turn owned by Chartis Inc., a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Note 5 for information about recent developments regarding AIG and Chartis Inc.

      In July 2009, AIG rebranded its General Insurance Operations as Chartis. Chartis consists of Commercial Insurance (operating as Chartis U.S. Inc.), and Foreign General Insurance (operating as Chartis International). On March 31, 2011, AIG announced a reorganization of its Chartis operations and named a new management team to effect the changes. Under the new structure, Chartis will consist of two major global groups -- commercial and consumer -- with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business operations. Each of the two major global groups will include four principal regions: the United States & Canada, Europe, the Far East, and Growth Economies (primarily consisting of Asia Pacific, the Middle East, and Latin America).

      The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk finance operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

      The Company is a member of the Chartis U.S. Inc. Commercial Pool (the Commercial Pool). The Companies, the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile of the Commercial Pool participants are as follows:

                                                                                       Pool
                                                                           NAIC    Participation     State of
Company                                                                  Co Code     Percentage      Domicile
----------------------------------------------------------------------   -------   -------------   ------------
(1) National Union Fire Ins. Co. of Pittsburgh, Pa. * (National Union)    19445         38%        Pennsylvania
(2) American Home Assurance Company (the Company)                         19380         36%          New York
(3) Commerce and Industry Insurance Company (C&I)                         19410         11%          New York
(4) Chartis Property Casualty Company (Chartis PC)                        19402          5%        Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                       23841          5%        Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)             19429          5%        Pennsylvania
(7) Chartis Casualty Company                                              40258          0%        Pennsylvania
(8) Granite State Insurance Company                                       23809          0%        Pennsylvania
(9) Illinois National Insurance Co.                                       23817          0%          Illinois

*     Lead Company

      The accompanying financial statements include the Company's U.S. operation and the operation of its Japan branch and its participation in the Chartis Overseas Association (the Association). As a consequence of the American Home Canadian Branch novation, the Canadian operations are included in the Statements of Income for the ten months ended November 1, 2008.

      The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

      The Company has significant transactions with AIG and affiliates and participates in the Commercial Pool. Refer to Note 5 for additional information.

B.    SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

      PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

      The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

      NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) NY SAP Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP. A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

DECEMBER 31 ,                                             2010           2009           2008
---------------------------------------------------   -----------    -----------    -----------
NET (LOSS) INCOME , NY SAP                            $  (776,516)   $   249,792    $   361,165
State prescribed practices - (deduction):
  Non-tabular discounting                                 (27,631)       (89,222)       (71,999)
                                                      -----------    -----------    -----------
NET (LOSS) INCOME, NAIC SAP                           $  (804,147)   $   160,570    $   289,166
                                                      ===========    ===========    ===========

STATUTORY SURPLUS, NY SAP                             $ 6,673,099    $ 5,872,354    $ 5,413,173
State prescribed or permitted practices - (charge):
  Non-tabular discounting                                (444,624)      (416,993)      (327,771)
  Credits for reinsurance                                (172,413)      (190,105)       (64,629)
                                                      -----------    -----------    -----------
STATUTORY SURPLUS, NAIC SAP                           $ 6,056,062    $ 5,265,256    $ 5,020,773
                                                      ===========    ===========    ===========

      With the concurrence of its domiciliary regulator, the Company has discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

      The use of the aforementioned prescribed practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2010, 2009 and 2008 reporting periods.

      STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING
      PRINCIPLES:

      NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

      Under GAAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

      d.    Estimated undeclared dividends to policyholders are accrued;

      e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

      f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

      g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

      h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the Statements of Income;

      j. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. remains as the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

      k. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur; and

      l. Investments in limited partnerships, hedge funds and private equity interests over which the Pool has influence are accounted for using the equity method with changes in interest included in net realized investment gains. Interest over which the Pool does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity.

      Under NAIC SAP:

      a. Costs that vary directly with acquiring business related to premiums written and costs allowed by assuming

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


            reinsurers related to premiums ceded are immediately expensed;

      b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

      c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

      d.    Declared dividends to policyholders are accrued;

      e. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

      f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

      g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

      h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the Statements of Income and Surplus is segregated by the ceding entity to the extent of gains realized;

      i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance;

      j. For structured settlement annuities where the claimant is the payee, statutory accounting treats these settlements as completed transactions and considers the earnings process complete (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

      k.    NAIC SAP does not require consolidation of VIEs; and

      l. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses.

      The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

      A summary of the Company's significant statutory accounting practices are as follows:

      Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

      Invested Assets: The Company's invested assets are accounted for as follows:

      - Cash and Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Securities Valuation Office).

      - Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. If a bond is determined to have an other-than-temporary impairment (OTTI) in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses) as a realized loss.

            In periods subsequent to the recognition of an OTTI loss for bonds, the Company generally accretes the difference between the new cost basis and the cash flows expected to be collected, if applicable, as interest income over the remaining life of the security based on the amount and timing of future estimated cash flows.

            Loan-backed and structured securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2010 and 2009, the fair value of the Company's loan-backed and structured securities approximated $597,315 and $1,121,005, respectively. Loan-backed and structured securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions for loan-backed and structured securities were obtained from independent third party services or internal estimates. These assumptions are consistent with the current interest rate and economic environment.

      - Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or fair value.

            Investments in affiliates are recorded based on the underlying audited equity of the respective entity's financial statements. The reporting entity's share of undistributed earnings and losses of the affiliates are

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

            reported in the Unassigned Surplus as unrealized gains and losses.

            Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted fair value less a discount as prescribed by NAIC SAP (discounted fair value approach), with the exception of Transatlantic Holdings, Inc.
            (TRH), as more fully discussed below. The average discount rate for such investments was 16% and 7% as of December 31, 2009 and 2008, respectively. In 2009, the New York Insurance Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with Statement of Statutory Accounting Principle (SSAP) No. 30, Investments in Common Stock.

      - Other Invested Assets: Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Losses) as a realized loss.

      - Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Income and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

      - Net Investment Gains: Net investment gains consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

            Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2010 and 2009, no investment income due and accrued was determined to be uncollectible or non-admitted.

      - Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Other Than Temporary Impairment:

      The Company regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

      The Company's policy for determining OTTI has been established in accordance with prescribed SAP guidance, including SSAP Nos. 43R (Revised)
      - Loan-backed and Structured Securities (SSAP 43R), 99 -- Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment (SSAP
      99) and INT 06-07 -- Definition of Phrase "Other Than Temporary". For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected.

      In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

            - Trading at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer); or

            - The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

            - The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

      Common and preferred stock investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

            -     The Company may not realize a full recovery on its investment;

            -     Fundamental credit issues of the issuer;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      Limited partnership investments whose fair value is less than its book value for a period greater than twelve months is considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors to consider

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      include:

            - An order of liquidation or other fundamental credit issues with the partnership;

            - Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

            - Evaluation of the current stage of the life cycle of the investment;

            - An intent to sell the investment prior to the recovery of cost of the investment; or

            - Any other qualitative/quantitative factors that would indicate that an OTTI has occurred.

      If the analysis indicates that an OTTI has taken place, the investment is written down to fair value, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss.

      As described in Note 2 -- Accounting Changes, the Company adopted a change in its OTTI accounting principle pertaining to loan-backed and structured securities in the third quarter of 2009 when it adopted SSAP 43R. Under SSAP 43R, credit-related OTTI for loan-backed and structured securities is based on projected discounted cash flows, whereas, credit-related OTTI for loan-backed and structured securities was previously based on projected undiscounted cash flows under SSAP 43.

      Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in NAIC Statement of Statutory Accounting Principles SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

      Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes non-admitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10% of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2010 and 2009, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,447,644 and $1,505,393, respectively, net of non-admitted premium balances of $55,910 and $60,232, respectively.

      Net written premiums that were subject to retrospective rating features were as follows:

For the years ended December 31,                2010         2009         2008
------------------------------------------   ---------    ---------    ---------
  Net written premiums subject to
    retrospectively rated premiums           $ 522,917    $ 526,445    $ 648,672
  Percentage of total net written premiums        10.1%         8.3%         9.5%
------------------------------------------   ---------    ---------    ---------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts -- Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

      In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A premium deficiency liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

      For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

      For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

      In accordance with SSAP No. 78, Multiple Peril Crop Insurance (SSAP 78), the Company elected to compute the unearned premium reserve associated with the Multiple Peril Crop Insurance program on a daily pro rata method as the Company did not believe it could demonstrate that the period of risk differs significantly from the contract period. The Company reduced its loss expenses for expense payments associated with catastrophe coverage by $326 and $159 in 2010 and 2009, respectively. The Company reduced its other underwriting expenses for expense payments associated with buy-up coverage by $17,659 and $21,973 in 2010 and 2009, respectively.

      Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

      Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the balance sheet. Gains or losses are recognized in the Statements of Income as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62R and SSAP No. 75, Reinsurance Deposit Accounting An Amendment to SSAP No. 62R, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, accredited or qualified by NY SAP; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) provided by the reinsurer meet all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to other gain in the Statements of Income.

      High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2010 and 2009, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,637,096 and $3,608,545, respectively.

      The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2010 and 2009, the net amount billed and recoverable on paid claims was $66,818 and $44,670, respectively, of which $33,870 and $32,283, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

      Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company accounts for its participation in the business of the Association by (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the statements of income its participation in the results of underwriting and investment income; and,
      (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as the invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

      Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

      Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

      The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,499,600 and $2,383,737, as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's tabular discount amounted to $284,288 and $240,933, respectively, all of which were applied against the Company's case reserves.

      The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by NY SAP. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,499,600 and $2,383,737 as of December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company's non-tabular discount amounted to $444,624 and $416,993, respectively, all of which were applied against the Company's case reserves.

      Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

      Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

      Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

      Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share and subsequent capital contributions in cash or in kind from its shareholder.

      Non-Admitted Assets: Certain assets, principally electronic data processing (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York's requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2010 and 2009, depreciation and amortization expense amounted to $18,468 and $22,999, and accumulated depreciation as of December 31, 2010 and 2009 amounted to $139,515 and $122,835, respectively.

      Reclassifications: Certain balances contained in the 2009 and 2008 financial statements have been reclassified to conform to the current year's presentation.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES:

In 2010, the Company adopted the following change in an accounting principle:

SSAP 100

The Company adopted SSAP No. 100, Fair Value Measurements (SSAP 100), effective for reporting periods ending December 31, 2010 and thereafter. SSAP 100 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. There were no changes in surplus as a result of this adoption.

In 2009, the Company adopted the following changes in accounting principles:

SSAP 43R

In the third quarter of 2009, the Company adopted SSAP 43R. Pursuant to SSAP 43R, if the fair value of a loan-backed or structured security is less than its amortized cost basis at the balance sheet date, an entity shall assess whether the impairment is other-than temporary. When an impairment is present, SSAP 43R requires the recognition of credit-related OTTI for loan-backed and structured securities when the projected discounted cash flows for a particular security are less than the security's amortized cost. When a credit-related OTTI is present, the amount of OTTI recognized as a realized loss shall be equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. Under the prescribed OTTI guidance for loan-backed and structured securities in the SSAP 43 that was in effect prior to the third quarter of 2009, OTTI was recognized when the amortized cost basis of a security exceeded undiscounted cash flows and such securities were written down to the amount of the undiscounted cash flows.

SSAP 43R required application to existing and new investments held by a reporting entity on or after September 30, 2009. The guidance in SSAP 43R that was effective in the third quarter of 2009 required the identification of all the loan-backed and structured securities for which an OTTI had been previously recognized and may result in OTTI being recognized on certain securities that previously were not considered impaired under SSAP 43. For this population of securities, if a reporting entity did not intend to sell the security, and had the intent and ability to retain the investment in the security for a period of time sufficient to recover the amortized cost basis, the reporting entity should have recognized the cumulative effect of initially applying SSAP 43R as an adjustment to the opening balance of unassigned funds with a corresponding adjustment to applicable financial statement elements.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As a result of the adoption of SSAP 43R, the Company recognized the following cumulative effect adjustment (CEA) in its 2009 statutory-basis financial statements, net of the related tax effect:

                                                                          Direct (Charge) or Credit
                                                                            to Unassigned Surplus
                                                                          -------------------------
Gross cumulative effect adjustment (CEA) - Net increase in the
  amortized cost of loan-backed and structured securities at adoption            $   (19,122)
Deferred tax on gross CEA                                                              6,693
                                                                                 -----------
Net cumulative effect of Change in Accounting Principle included in
  the Statement of Capital and Surplus                                           $   (12,429)
                                                                                 ===========

SSAP 10R

On December 7, 2009, the NAIC voted to approve SSAP No. 10R, Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10 (SSAP 10R). The new standard is effective December 31, 2009 for 2009 and 2010 interim and annual periods. The Company adopted SSAP 10R to account for its income taxes in its 2009 annual filing. Income tax expense and deferred tax are recorded, and deferred tax assets are admitted in accordance with SSAP 10R. In addition to the admissibility test on deferred tax assets, SSAP 10R requires assessing the need for a valuation allowance on deferred tax assets. In accordance with the additional requirements, the Company assesses its ability to realize deferred tax assets primarily based on the earnings history, the future earnings potential, the reversal of taxable temporary differences, and the tax planning strategies available to the Company when recognizing deferred tax assets.

In its 2009 annual filing, the Company admitted additional deferred tax assets of $272,916 as a result of the adoption of SSAP 10R. See Note 8 herein for further discussion.

B.    OTHER ADJUSTMENTS TO SURPLUS:

The Company has dedicated significant effort to the resolution of ongoing weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders Capital and Surplus as reported in the Company's 2009, 2008 and 2007 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors, have been reported as an

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

adjustment to Unassigned Surplus as of January 1, 2010, 2009 and 2008. The impact of these adjustments on policyholder surplus as of January 1, 2010, 2009 and 2008 is as follows:

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2009                              $   5,872,354    $   25,002,928    $      19,130,574
Adjustments to beginning Capital and Surplus:
   Asset realization                                              2,147             2,147                    -
   Liability correction                                         (23,800)                -               23,800
   Income taxes                                                  (6,702)           (6,702)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (28,355)           (4,555)              23,800
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                   $   5,843,999    $   24,998,373    $      19,154,374
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in net admitted assets is primarily the result of (a) an increase in equities and deposits in pools and associations resulting from miscellaneous 2009 audit adjustments identified at the Association after the filling of the Company's 2009 financial statements; partially offset by (b) a decrease in miscellaneous accounts receivable that should have been recorded in prior periods; and (c) other small miscellaneous adjustments.

2 - Liability correction - The increase in total liabilities is primarily the result of (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and (d) other small miscellaneous adjustments.

3 - Income taxes - The (increase)/decrease in taxes is primarily the result of
(a) adjustments to the deferred tax inventory, and (b) the tax effect of the corresponding change in asset realization and liability corrections.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2008                              $   5,413,173    $   25,417,968    $      20,004,795
Adjustments to beginning Capital and Surplus:
   Asset realization                                             30,679            30,679                    -
   Liability correction                                         (97,307)                -               97,307
   Federal income taxes (includes $5,044 of
     deemed capital contribution)                                34,026            34,026                    -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS         (32,602)           64,705               97,307
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2009, AS ADJUSTED                   $   5,380,571    $   25,482,673    $      20,102,102
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

1 - Asset realization - The increase in admitted assets is primarily the result of: (a) adjustments reported by the Association as of December 31, 2009 (carrying value of affiliates, foreign exchange, and reinsurance balances); (b) the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

reversal of a duplicate reinsurance payable balance (which had been netted against reinsurance recoverables); and (c) increases to the carrying values of certain affiliates.

2 - Liability correction - The increase in liabilities is primarily the result of: (a) adjustments to historical carried case and unearned premium reserves;
(b) an adjustment to the revenue recognition policy for a specific insurance contract, resulting in the re-establishment of unearned premium reserves; (c) the accrual of an unrecorded liability for claim handling expenses; and (d) several remediation-related reinsurance accounting adjustments (including reconciliation adjustments and insolvency/commutation write-offs).

3 - Income taxes - The decrease in federal income taxes is primarily the result of: (a) non-admitted prior year income tax receivables that were not settled at year end; (b) adjustment to tax discounting on loss reserves for workers' compensation; (c) deferred tax asset reconciliation to book unrealized gains and unrealized foreign exchange gains, offset by corresponding changes in non-admitted tax assets; (d) removal of duplicated tax deduction for affiliate dividends; and (e) tax deduction for nontaxable book gain.

                                                          POLICYHOLDERS    TOTAL ADMITTED
                                                             SURPLUS            ASSETS       TOTAL LIABILITIES
                                                          -------------    --------------    -----------------
BALANCE AT DECEMBER 31, 2007                              $   7,296,957    $   28,856,420    $      21,559,463
Adjustments to beginning Capital and Surplus:
   Asset realization                                             (9,156)           (9,156)                   -
   Liability correction                                          15,525                 -              (15,525)
   Federal income taxes, net of capital adjustments
     of $58,700                                                  (5,434)           (5,434)                   -
                                                          -------------    --------------    -----------------
     TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS             935           (14,590)             (15,525)
                                                          -------------    --------------    -----------------
BALANCE AT JANUARY 1, 2008, AS ADJUSTED                   $   7,297,892    $   28,841,830    $      21,543,938
                                                          =============    ==============    =================

An explanation for each of the adjustments for prior period's corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to an increase in provisions for potential tax exposures, and corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company, resulting in no impact in the table above.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 3 - INVESTMENTS

STATUTORY FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2010 and 2009.

                                                                 2010                          2009
                                                     ---------------------------   ---------------------------
                                                       CARRYING      STATUTORY       CARRYING       STATUTORY
                                                        AMOUNT       FAIR VALUE       AMOUNT       FAIR VALUE
                                                     ------------   ------------   ------------   ------------
Assets:
   Bonds                                             $ 15,148,888   $ 15,493,142   $ 16,002,641   $ 16,447,457
   Common stocks                                          397,460        397,460      1,031,425      1,031,425
   Preferred stocks                                        90,886         90,886        121,584        121,933
   Other invested assets                                1,574,423      1,574,423      1,382,807      1,382,807
   Cash and short-term investments                      2,620,910      2,620,910      1,387,729      1,387,729
   Receivable for securities                                1,146          1,146          1,582          1,582
   Equities in underwriting pools and associations        544,719        544,719        570,343        570,343
Liabilities:
   Derivative liability                              $      4,250   $      4,250   $          -   $          -
   Collateral deposit liability                           404,450        404,450        417,834        417,834
                                                     ------------   ------------   ------------   ------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

      - The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

      - The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

      - Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

      - The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

      - The carrying value of all other financial instruments approximates fair value.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of the Company's bond investments as of December 31, 2010 and 2009 are outlined in the table below:

                                                                          GROSS         GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2010
   U.S. governments                                    $  1,305,760   $     15,665   $      8,631   $  1,312,794
   All other governments                                    567,033         17,293          1,187        583,139
   States, territories and possessions                    2,097,245        106,740          4,276      2,199,709
   Political subdivisions of states, territories and
      possessions                                         2,808,873         95,840         13,723      2,890,990

   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    6,238,798        198,038         59,040      6,377,796
   Industrial and miscellaneous                           2,131,179         58,156         60,621      2,128,714
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2010              $ 15,148,888   $    491,732   $    147,478   $ 15,493,142
                                                       ============   ============   ============   ============

                                                                          GROSS          GROSS
                                                        AMORTIZED      UNREALIZED     UNREALIZED       FAIR
                                                           COST           GAINS         LOSSES         VALUE
                                                       ------------   ------------   ------------   ------------
AS OF DECEMBER 31, 2009
   U.S. governments                                    $    540,549   $      3,443   $      7,737   $    536,255
   All other governments                                    489,169         10,356          2,997        496,528
   States, territories and possessions                    2,315,485        128,208         13,486      2,430,207
   Political subdivisions of states, territories and
      possessions                                         3,090,767        133,226          5,565      3,218,428
   Special revenue and special assessment
      obligations and all non-guaranteed
      obligations of agencies and authorities
      and their political subdivisions                    7,893,035        261,797         50,132      8,104,700
   Industrial and miscellaneous                           1,673,636         20,467         32,764      1,661,339
                                                       ------------   ------------   ------------   ------------
     TOTAL BONDS, AS OF DECEMBER 31, 2009              $ 16,002,641   $    557,497   $    112,681   $ 16,447,457
                                                       ============   ============   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amortized cost and fair values of bonds at December 31, 2010, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                         AMORTIZED
                                                            COST      FAIR VALUE
                                                       ------------   -----------
Due in one year or less                                $    366,369   $   367,827
Due after one year through five years                     2,948,322     3,053,279
Due after five years through ten years                    3,737,804     3,910,089
Due after ten years                                       7,439,823     7,564,632
Structured securities                                       656,570       597,315
                                                       ------------   -----------
   TOTAL BONDS                                         $ 15,148,888   $15,493,142
                                                       ============   ===========

Proceeds from sales and gross realized gains and gross realized losses were as follows:

FOR THE YEARS ENDED DECEMBER 31,              2010                        2009                         2008
                                    ------------------------    ------------------------    ------------------------
                                                    EQUITY                      EQUITY                      EQUITY
                                      BONDS       SECURITIES      BONDS       SECURITIES      BONDS       SECURITIES
                                    ----------    ----------    ----------    ----------    ----------    ----------
Proceeds from sales                 $4,652,824    $1,078,800    $3,921,920    $1,636,318    $6,117,426    $2,755,122
Gross realized gains                    99,350       536,459        36,760       628,427        80,829       255,843
Gross realized losses                   28,656        15,017        46,196       225,886       125,139       487,333

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The cost or amortized cost and fair value of the Company's common and preferred stocks as of December 31, 2010 and 2009 are set forth in the table below:

                                            DECEMBER 31, 2010
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  339,955   $   33,987   $   16,219   $  357,723   $  357,723
   Non-affiliated                          31,198        8,867          328       39,737       39,737
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  371,153   $   42,854   $   16,547   $  397,460   $  397,460
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $   79,211   $   11,675   $        -   $   90,886   $   90,886
                                       ==========   ==========   ==========   ==========   ==========

                                            DECEMBER 31, 2009
-----------------------------------------------------------------------------------------------------
                                         COST OR      GROSS        GROSS
                                        AMORTIZED   UNREALIZED   UNREALIZED      FAIR       CARRYING
                                          COST        GAINS        LOSSES        VALUE       VALUE
                                       ----------   ----------   ----------   ----------   ----------
Common stocks:
   Affiliated                          $  183,313   $    9,594   $   55,546   $  137,361   $  137,361
   Non-affiliated                         403,196      535,657       44,789      894,064      894,064
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  586,509   $  545,251   $  100,335   $1,031,425   $1,031,425
                                       ==========   ==========   ==========   ==========   ==========

Preferred stocks:
   Non-affiliated                      $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ----------   ----------   ----------   ----------   ----------
     TOTAL                             $  107,923   $   14,066   $       55   $  121,933   $  121,584
                                       ==========   ==========   ==========   ==========   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The fair value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2010 and 2009 is set forth in the table below:

                                    LESS THAN 12 MONTHS      12 MONTHS OR LONGER                TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE       LOSSES        VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2010:
  U. S. governments              $   349,766   $    8,631   $       -   $        -   $    349,766   $    8,631
  All other governments              117,994        1,187           -            -        117,994        1,187
  States, territories and            255,356        4,276           -            -        255,356        4,276
     possessions
  Political subdivisions
     of states, territories and
     possessions                     661,980       13,723           -            -        661,980       13,723
  Special revenue                  1,542,522       44,779      80,600       14,261      1,623,122       59,040
  Industrial and miscellaneous       672,482       59,489       6,933        1,132        679,415       60,621
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      3,600,100      132,085      87,533       15,393      3,687,633      147,478
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                         289,975       10,694      12,200        5,525        302,175       16,219
  Non-affiliated                         338           39           -          289            338          328
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       290,313       10,733      12,200        5,814        302,513       16,547
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 3,890,413   $  142,818   $  99,733   $   21,207   $  3,990,146   $  164,025
                                 ===========   ==========   =========   ==========   ============   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                    LESS THAN 12 MONTHS       12 MONTHS OR LONGER              TOTAL
                                 ------------------------   ----------------------   -------------------------
                                    FAIR       UNREALIZED     FAIR      UNREALIZED      FAIR        UNREALIZED
DESCRIPTION OF SECURITIES           VALUE        LOSSES       VALUE       LOSSES        VALUE         LOSSES
------------------------------   -----------   ----------   ---------   ----------   ------------   ----------
As of December 31, 2009:
  U. S. governments              $   459,676   $    7,737   $       -   $        -   $    459,676   $    7,737
  All other governments              101,140          635      35,900        2,362        137,040        2,997
  States, territories and            207,104        6,894      62,643        6,592        269,747       13,486
     possessions
  Political subdivisions of
     states, territories and
     possessions                     236,002        5,065      15,884          500        251,886        5,565
  Special revenue                    895,012       15,437     596,657       34,695      1,491,669       50,132
  Industrial and
     miscellaneous                   306,798       32,247         660          517        307,458       32,764
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS                      2,205,732       68,015     711,744       44,666      2,917,476      112,681
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Affiliated                          79,958       44,519      24,300       11,027        104,258       55,546
  Non-affiliated                      72,640       19,952      66,442       24,837        139,082       44,789
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Common stock                       152,598       64,471      90,742       35,864        243,340      100,335
                                 -----------   ----------   ---------   ----------   ------------   ----------
  Preferred Stock                     11,739           55           -            -         11,739           55
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL STOCKS                       164,337       64,526      90,742       35,864        255,079      100,390
                                 -----------   ----------   ---------   ----------   ------------   ----------
  TOTAL BONDS AND STOCKS         $ 2,370,069   $  132,541   $ 802,486   $   80,530   $  3,172,555   $  213,071
                                 ===========   ==========   =========   ==========   ============   ==========

The Company reported write-downs on its bond investments due to OTTI in fair value of $49,894, $38,733 and $28,758 in 2010, 2009 and 2008, respectively and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $33,261, $38,827 and $437,833 during 2010, 2009 and 2008, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                      2010        2009        2008
                                                   ---------   ---------    --------
General Atlantic Partners 70, L.P.                 $  11,535   $        -   $      -
General Atlantic Partners 74, L.P.                    14,793            -          -
General Atlantic Partners 77, L.P.                     6,326            -          -
NEF Kamchia Co-Investment Fund, L.P.                  12,803            -          -
Prides Capital Fund I LP                              10,778            -          -
RH Fund 1, L.P.                                        6,940            -          -
AIG Black Sea Holding, L.P. (BTC Investment)               -       57,728          -
AIG Private Equity Portfolio, L.P.                         -        3,542          -
Arrowpath Fund II, L.P.                                    -        4,973          -
Blackstone Kalix Fund L.P.                                 -        3,179          -
Brencourt Multi-Strategy, L.P.                             -        3,899          -
Capvest Equity Partners, L.P.                              -       13,372          -
Electra European Fund II                                   -       17,266          -
J.C. Flowers Fund II, L.P.                                 -       20,286          -
Meritage Private Equity Fund, L.P.                         -        1,239          -
Valueact Capital Partners III                              -        8,811          -
AZ Auto Hldgs LLC                                          -        4,102          -
Valueact Capital Partners                                  -            -      2,270
Spencer Capital Opportunity Fund LLP                       -            -      1,213
Items less than $1.0 million                               -        2,255      2,380
                                                   ---------   ---------    --------
   TOTAL                                           $  63,175   $  140,652   $  5,863
                                                   =========   ==========   ========

Securities carried at an amortized cost of $1,363,230 and $1,210,917 were deposited with regulatory authorities as required by law as of December 31, 2010 and 2009, respectively.

During 2010, 2009 and 2008, included in Net Investment Income Earned were investment expenses of $17,034, $11,116 and $8,439, respectively and interest expense of $348, $9,737 and $27,739, respectively.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

      - Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

      - Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

      - Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2010 and 2009:

                                         DECEMBER 31, 2010
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    3,612    $    2,904   $    6,516
Common stocks              36,311        3,426             -       39,737
Preferred stocks                -       90,886             -       90,886
Derivative liability            -       (4,250)            -       (4,250)
                       ----------   ----------    ----------   ----------
Total                  $   36,311   $   93,674    $    2,904   $  132,889
                       ==========   ==========    ==========   ==========

                                         DECEMBER 31, 2009
                       --------------------------------------------------
                         Level 1      Level 2       Level 3      Total
                       ----------   ----------    ----------   ----------
Bonds                  $        -   $    8,462    $   37,738   $   46,200
Common stocks             880,282       13,782             -      894,064
Preferred stocks                -      117,676         2,905      120,581
                       ----------   ----------    ----------   ----------
Total                  $  880,282   $  139,920    $   40,643   $1,060,845
                       ==========   ==========    ==========   ==========

The following table presents changes during 2010 and 2009 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2010 and 2009 related to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Level 3 financial instruments that remained in the balance sheet at December 31, 2010 and 2009.

                                                               Net Realized and Unrealized    Unrealized  Purchases,
                                                             Gains (Losses) Included in Net     Gains        Sales,
                    Balance                                       Investment Income and        (Losses)    Issuances,   Balance at
                  Beginning of                                    Realized Capital Gains     Included in  Settlements  December 31,
                     Year       Transfers In  Transfers Out             (Losses)               Surplus        Net         2010
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Bonds             $     37,738  $      2,904  $     (32,212) $                       (8,652) $    10,049  $    (6,923) $      2,904
Common stocks                -             -              -                               -            -            -             -
Preferred stocks         2,905             -           (520)                              -          438       (2,823)            -
                  ------------  ------------  -------------  ------------------------------  -----------  -----------  ------------
Total             $     40,643  $      2,904  $     (32,732) $                       (8,652) $    10,487  $    (9,746) $      2,904
                  ============  ============  =============  ==============================  ===========  ===========  ============

                                                 Net Realized and Unrealized    Unrealized Gains
                    Balance                    Gains (Losses) Included in Net        (Losses)     Purchases, Sales,   Balance at
                  Beginning of  Transfers In       Investment Income and          Included in        Issuances,      December 31,
                       Year         (Out)      Realized Capital Gains (Losses)       Surplus      Settlements, Net      2009
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Bonds             $     44,055  $      7,601   $                       (23,257) $         14,459  $          (5,120) $     37,738
Common stocks            8,660        (7,644)                                -            (1,016)                 -             -
Preferred stocks             -         3,033                                 -              (128)                 -         2,905
                  ------------  ------------   -------------------------------  ----------------  -----------------  ------------
Total             $     52,715  $      2,990   $                       (23,257) $         13,315  $          (5,120) $     40,643
                  ============  ============   ===============================  ================  =================  ============

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company did not have other invested assets measured at fair value on a non-recurring basis as of December 31, 2010 and 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Loan-Backed and Structured Securities:

The following table summarizes the OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities:

                                                                         OTHER-THAN-
                                               AMORTIZED COST BASIS       TEMPORARY
                                                BEFORE OTHER-THAN-        IMPAIRMENT
                                               TEMPORARY IMPAIRMENT   RECOGNIZED IN LOSS   FAIR VALUE
                                               --------------------   ------------------   ----------
OTTI RECOGNIZED
   Intent to Sell                              $              8,337   $            1,503   $    6,834
   Inability or lack of intent to retain the
     investment in the security for a period
     of time sufficient to recover the
     amortized cost basis                                         -                    -            -
                                               --------------------   ------------------   ----------
   ANNUAL AGGREGATE TOTAL                      $              8,337   $            1,503   $    6,834
                                               ====================   ==================   ==========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

At December 31, 2010, the Company held the following loan-backed and structured securities for which it had recognized credit-related OTTI based on the fact that the present value of projected cash flows expected to be collected was less than the amortized cost of the securities:

                   BOOK/ADJUSTED
                   CARRYING VALUE
                   AMORTIZED COST   PRESENT VALUE OF
                   BEFORE CURRENT    PROJECTED CASH    RECOGNIZED   AMORTIZED COST
CUSIP               PERIOD OTTI           FLOWS           OTTI        AFTER OTTI     FAIR VALUE
                   --------------   ----------------   ----------   --------------   ----------
126694A40          $          172   $            169   $        3   $          169   $      147
23243AAB2                   8,944              8,803          142            8,803        6,487
39538AAC0                   3,528              3,480           48            3,480        1,910
39538BAB0                   3,594              3,537           57            3,537        1,879
39538CAC6                   3,564              3,522           42            3,522        1,230
52525LAQ3                   6,237              5,301          935            5,301        3,377
57645TAA5                   8,168              8,043          125            8,043        4,449
02150KBB4                     346                242          104              242          406
126694A40                     166                156           10              156          161
23243AAB2                   8,823              8,545          280            8,545        7,072
39538AAC0                   3,528              3,454           74            3,454        2,129
39538BAB0                   3,594              3,570           25            3,570        2,180
39538CAC6                   3,567              3,473           93            3,473        1,630
57645TAA5                   7,757              7,560          197            7,560        4,602
126694A40                     154                147            7              147          159
23243AAB2                   8,617              8,372          245            8,372        7,209
39538CAC6                   3,496              2,916          580            2,916        1,669
57645TAA5                   7,150              6,894          255            6,894        4,228
39538AAC0                   3,469              3,407           62            3,407        2,486
02150KBB4                     255                239           15              239          239
126694A40                     146                136            9              136          155
02150KBB4                     242                165           77              165          165
126694A40                     138                105           33              105          156
52525LAQ3                   3,324              3,254           70            3,254        2,418
57645TAA5                     320                316            3              316          294
                   --------------   ----------------   ----------   --------------   ----------
GRAND TOTAL        $       89,299   $         85,806   $    3,491   $       85,806   $   56,837
                   ==============   ================   ==========   ==============   ==========


At December 31, 2010 and 2009, the Company held securities with unrealized losses (fair value is less than cost or amortized cost) for which OTTI had not been recognized in earnings as a realized loss. Such unrealized losses include securities with a recognized OTTI for non interest (i.e. credit) related declines that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized loss. The aggregate

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, were as follows:

                                               DECEMBER 31, 2010
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------

Loan-backed Securities                   $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $  572,376   $   58,253   $    6,298   $    1,130   $  578,674   $   59,383
                                         ==========   ==========   ==========   ==========   ==========   ==========

                                               DECEMBER 31, 2009
--------------------------------------------------------------------------------------------------------------------
                                               Less than 12             12 Months or
                                                  Months                   Longer                     Total
                                         -----------------------   -----------------------   -----------------------
                                                      Unrealized                Unrealized                Unrealized
Description of Securities                Fair Value     Losses     Fair Value     Losses     Fair Value     Losses
-------------------------------------    ----------   ----------   ----------   ----------   ----------   ----------
Loan-backed Securities                   $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ----------   ----------   ----------   ----------   ----------   ----------
Total temporarily impaired securities    $   39,240   $   23,923   $      660   $      517   $   39,900   $   24,440
                                         ==========   ==========   ==========   ==========   ==========   ==========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities to recovery of their amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased various series of Class A Notes from Metropolis II, LLC
("Metropolis"). Each series of notes issued by Metropolis are collateralized by a single asset backed security (or in one series, four asset backed securities), primarily, collateralized loan obligations.

The Class A Notes were created as part of securitization transactions during 2010, in which the collateral was transferred to Metropolis by AIG Financial Products Corp. (AIG-FP), an affiliate of the Company, through one of AIG-FP's wholly-owned subsidiaries. In exchange for the underlying collateral, AIG-FP and its wholly-owned subsidiary received cash equal in amount to the purchase price of the Class A Notes, and Class B Notes issued by Metropolis as part of the series.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's and its affiliated insurance companies' participation in the purchase of Class A Notes during 2010 is as follows (par and purchase price each converted to US dollars as of the acquisition date):

COMPANY                                              PAR PURCHASED   PURCHASE PRICE
-------------------------------------------------    -------------   -------------
National Union                                       $     852,455   $     808,335
American Home                                              423,421         402,213
C&I                                                        275,223         261,438
Lexington Insurance Company                                423,421         402,213
Chartis Select Insurance Company                           275,223         261,438
                                                     -------------   -------------
   Total                                             $   2,249,743   $   2,135,637
                                                     =============   =============

Of the thirteen Class A Notes issued by Metropolis and purchased by the Company and its affiliates, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Income and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2010 was EUR 1,252,015.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table summarizes the realized and unrealized capital gains or losses, the notional amount and the fair value of the cross-currency swaps held by the Company and its affiliates as of and for the year ended December 31, 2010:

                                             AS OF DECEMBER 31, 2010        YEAR ENDED DECEMBER 31, 2010
                                         -----------------------------    ---------------------------------
                                           OUTSTANDING                                        UNREALIZED
                                            NOTIONAL       ESTIMATED      REALIZED CAPITAL   CAPITAL GAINS /
                                             AMOUNT        FAIR VALUE     GAINS / (LOSSES)     (LOSSES)
                                         --------------   ------------    ----------------   --------------
COMPANY
National Union                           euro   493,005   $    (11,263)   $          2,580   $      (11,263)
American Home                                   230,003         (4,250)                913           (4,250)
C&I                                             149,502         (2,762)                593           (2,762)
Lexington Insurance Company                     230,003         (4,250)                913           (4,250)
Chartis Select Insurance Company                149,502         (2,762)                593           (2,762)
                                         --------------   ------------    ----------------   --------------
   Total                                 euro 1,252,015   $    (25,287)   $          5,592   $      (25,287)
                                         ==============   ============    ================   ==============

NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2010, 2009 and 2008 is set forth in the table below:

                                                               2010           2009            2008
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR            $ 13,482,501    $ 13,268,600    $ 13,732,102
Incurred losses and LAE related to:
   Current accident year                                     4,074,495       4,528,746       5,573,146
   Prior accident years                                      1,904,603         939,381         (30,723)
     TOTAL INCURRED LOSSES AND LAE                           5,979,098       5,468,127       5,542,423

Paid losses and LAE related to:
   Current accident year                                    (1,206,965)     (1,426,132)     (1,689,045)
   Prior accident years                                     (3,871,541)     (3,828,094)     (4,316,880)
     TOTAL PAID LOSSES AND LAE                              (5,078,506)     (5,254,226)     (6,005,925)
                                                          ------------    ------------    ------------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,           $ 14,383,093    $ 13,482,501    $ 13,268,600
                                                          ============    ============    ============

Following completion of its annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge, for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- asbestos, excess casualty, excess workers' compensation, and primary workers' compensation -- comprise approximately 80 percent of

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflect management's current best estimate of the ultimate value of the underlying claims. These liabilities are necessarily subject to the impact of future changes in claim severity and frequency, as well as numerous other factors. Although the Company believes that these estimated liabilities are reasonable, because of the extended period of time over which such claims are reported and settled, the subsequent development of these liabilities in future periods may not conform to the assumptions inherent in their determination and, accordingly, may vary materially from the amounts previously recorded. To the extent actual emerging loss experience varies from the current assumptions used to determine these liabilities, they will be adjusted to reflect actual experience. Such adjustments, to the extent they occur, will be reported in the period recognized. AIG continues to monitor these liabilities and will take active steps to mitigate future adverse development. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

For 2009, the Company experienced significant adverse loss and LAE reserve development, including accretion of loss reserve discount. The adverse development was almost entirely attributable to the Excess Casualty and Excess Workers Compensation classes of business. The Company modified its loss development assumptions for each of these classes of business in 2009 in response to the higher than expected loss emergence. For 2008, the development was slightly favorable prior to accretion of the workers compensation discount, and slightly adverse after recognition of accretion of the discount. Favorable development in Directors & Officers liability and other classes of business offset adverse development in the Company's Excess Casualty business. The adverse development in Excess Casualty was primarily related to accident years 2003 and prior.

In calendar year 2008, two transactions resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the American Home Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring. The total calendar year paid losses as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over multiple accident years and resulted in modest beneficial development of about $21,600. In addition, in 2008, the Company recorded paid losses of $108,000 relating to one credit excess of loss assumed treaty applicable to accident year 2008. There will be no additional impact from this treaty as the full limits of the treaty have been paid. Additionally, the 2009 paid losses and LAE reflect the commutation of the 21st Century Personal Auto Group. See Note 5E for further details.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $169,676, $166,812 and $178,706, respectively. In addition, the Company recorded $50,400 of salvage from a related party, as a direct reduction of outstanding reserves.

As of December 31, 2010, 2009 and 2008, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $4,364,556, $5,336,235 and $5,340,598 respectively (exclusive of inter-company pooling).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2010, 2009 and 2008, gross and net of reinsurance credits, are as follows:

                                                          ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             ---------------------------------------    -----------------------------------
                                                 2010          2009           2008         2010         2009        2008
                                             -----------    ----------    ----------    ---------    ---------    ---------
Direct:

Loss and LAE reserves, beginning of year     $   890,649    $  905,283    $  983,032    $  88,550    $ 105,450    $ 137,135

    Incurred losses and LAE                      818,692       175,575        98,429        5,138       (3,738)     (13,665)
    Calendar year paid losses and LAE           (172,915)     (190,209)     (176,178)     (25,772)     (13,162)     (18,020)
                                             -----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $ 1,536,426    $  890,649    $  905,283    $  67,916    $  88,550    $ 105,450
                                             ===========    ==========    ==========    =========    =========    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                         ASBESTOS LOSSES                      ENVIRONMENTAL LOSSES
                                             --------------------------------------    -----------------------------------
                                                2010          2009          2008          2010        2009          2008
                                             ----------    ----------    ----------    ---------    ---------    ---------
Assumed:

Loss and LAE reserves, beginning of year     $   85,957    $   86,374    $   89,654    $   5,744    $   5,077    $   5,933

   Incurred losses and LAE                       87,026        (1,517)       12,578        1,066          856         (735)
   Calendar year paid losses and LAE            (18,597)        1,100       (15,858)      (1,334)        (189)        (121)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  154,386    $   85,957    $   86,374    $   5,476    $   5,744    $   5,077
                                             ==========    ==========    ==========    =========    =========    =========

Net of reinsurance:

Loss and LAE reserves, beginning of year     $  393,257    $  414,790    $  464,090    $  48,761    $  57,647    $  71,628

   Incurred losses and LAE                      422,050        54,172        27,666        6,963        1,800           32
   Calendar year paid losses and LAE            (81,934)      (75,705)      (76,966)     (14,028)     (10,686)     (14,013)
                                             ----------    ----------    ----------    ---------    ---------    ---------

LOSS AND LAE RESERVES, END OF YEAR           $  733,373    $  393,257    $  414,790    $  41,696    $  48,761    $  57,647
                                             ==========    ==========    ==========    =========    =========    =========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                            ASBESTOS LOSSES                 ENVIRONMENTAL LOSSES
                                 -----------------------------------   ---------------------------------
                                     2010         2009        2008        2010       2009        2008
                                 -----------   ---------   ---------   ---------   ---------   ---------
Direct basis                     $ 1,127,844   $ 503,724   $ 524,100   $  17,850   $  29,091   $  39,611
Assumed reinsurance basis            118,402      41,926      37,560         394         520          96
Net of ceded reinsurance basis       552,119     221,716     238,704       8,548      14,070      19,081

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                          ASBESTOS LOSSES                ENVIRONMENTAL LOSSES
                                 --------------------------------   ------------------------------
                                    2010        2009       2008       2010       2009       2008
                                 ----------   --------   --------   --------   --------   --------
Direct basis                     $  125,316   $ 55,969   $ 58,233   $  7,650   $ 12,468   $ 16,976
Assumed reinsurance basis             7,659      7,009      7,124         87        164        109
Net of ceded reinsurance basis       55,849     26,985     29,473      3,582      5,971      8,245

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2010 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 5 - RELATED PARTY TRANSACTIONS

A.    NATIONAL UNION INTER-COMPANY POOLING AGREEMENT

      The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch of American
      Home) to National Union, the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

      The Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

      A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B.    CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

      AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On annual basis the Association files audited financial statements in accordance with accounting practices prescribed or permitted by NY SAP.

      At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese situs risks and business underwritten by the Company's Japan branch which is not subject to the National Union inter-company pooling agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                                                    INITIAL          PARTICIPATION
                                                                     NAIC CO.    PARTICIPATION    PERCENT SPECIFIC TO
MEMBER COMPANY                                                         CODE         PERCENT           JAPAN RISK
----------------------------------------------------------------     --------    -------------    -------------------
Chartis Overseas Limited                                                    -         67.0%              85.0%
Commercial Pool member companies, as follows:                               -         33.0%              15.0%
   New Hampshire Insurance Company                                      23841         12.0%              10.0%
   National Union Fire Insurance Company of Pittsburgh, Pa.             19445         11.0%               5.0%
   American Home Assurance Company                                      19380         10.0%               0.0%

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      In accordance with the National Union inter-company pooling agreement, the Commercial Pool member companies' participation in the Association is pooled among all Commercial Pool members proportional to their participation in the Commercial Pool. The Company's participation in the Association after the application of its participation in the National Union inter-company pooling agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                          2010           2009
------------------------------------------------        -----------    -----------
Assumed reinsurance receivable                          $    75,852    $    55,248
Funds held by ceding reinsurers                              12,478          8,204
Reinsurance recoverable                                      42,074         34,838
Equities in underwriting pools and associations             544,719        570,343
                                                        -----------    -----------
TOTAL ASSETS                                            $   675,123    $   668,633
                                                        ===========    ===========

Loss and LAE reserves                                   $   564,889    $   491,833
Unearned premium reserves                                   233,080        224,644
Funds held                                                   13,038         14,524
Ceded balances payable                                       61,292         61,413
Retroactive reinsurance                                           -          (132)
Assumed reinsurance payable                                  44,085         32,165
                                                        -----------    -----------
TOTAL LIABILITIES                                       $   916,384    $   824,447
                                                        -----------    -----------

TOTAL SURPLUS                                           $  (241,261)   $  (155,814)
                                                        ===========    ===========

      As of December 31, 2010, the Association reported an asset of $2.4 billion representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2010, Chartis Europe S.A. represented $1.3 billion and Chartis UK Holdings represented $836 million, respectively of this total SCA asset.

      The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the National Union inter-company pooling agreement. At December 31, 2010, the Company's interest in the Association's SCA entities was $290 million and has been reported as a component of Equities in Underwriting Pools and Associations.

      Effective December 1, 2010, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, Chartis International, LLC restructured its Hong Kong general insurance operations.

      The restructuring involved converting the existing Hong Kong managing general agency subsidiary company (American International Underwriters, Limited) into an insurance company subsidiary (Chartis Insurance Hong Kong Limited) and transferring in-force, new and renewal business of the Hong Kong branches of the Company, National Union and New Hampshire (collectively, the Companies) to Chartis Insurance Hong Kong Limited under
      Section 25D of the Hong Kong Insurance Companies Ordinance.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      The results of the Hong Kong Branches have been historically reported by the Company through its participation in the Association. The Association reports on a fiscal year ending on November 30. Although the Company and other members of the Commercial Pool's fiscal year ends on December 31, their respective annual financial statements have historically and consistently reported the results of its participation in the Association based on the Association's fiscal year close of November 30. In order to achieve consistency in their financial reporting, the Company and other members of the Commercial Pool, will record this transaction in their respective 2011 statutory financial statements. While NY SAP is not the domiciliary jurisdiction for the Association, the Department did not object to the Association reporting this transaction in 2011.

C.    GUARANTEE ARRANGEMENTS

      The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) where the guaranteed companies failed to make payments under the policies of insurance issued during the period of the guarantee.

      As of the date of this financial statement and as disclosed on the table that follows, two policyholder guarantees remain in force. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by all guaranteed entities during the period in which the guarantee was in force.

      The guarantees are not expected to have a material effect on the Company's surplus as all of the guaranteed entities report total assets in excess of their liabilities and the majority of the guaranteed entities have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and instead of the Company. Furthermore, for former affiliates that have been sold to third parties, the purchasers have provided the Company with hold harmless agreements for its obligations under the guarantees. Accordingly, management believes that the likelihood of a payment under any of the guarantees is remote.

      The following sets forth the effective and termination dates of each guarantee and the policyholder obligations,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      invested assets, estimated loss to the Company, and policyholders' surplus for each guaranteed entity as of December 31, 2010:

                                                          POLICYHOLDER                                                POLICYHOLDERS'
                                 DATE         DATE        OBLIGATIONS @       INVESTED ASSETS @       ESTIMATED LOSS     SURPLUS
GUARANTEED COMPANY              ISSUED     TERMINATED      12/31/2010             12/31/2010           @ 12/31/2010   @ 12/31/2010
----------------------          ------     ----------     -------------       -----------------       --------------  -------------
21st Century Advantage
Insurance Company
(f/k/a AIG
Advantage Insurance
Company)                *      12/15/97       8/31/09     $      16,413         $      30,293              $ -        $      24,873

AIG Edison Life
Insurance Company       **      8/29/03                      26,758,613            29,629,467                -            2,325,363

AIG Europe
(Netherlands) N.V.      ***     9/27/04       2/28/10                 -                     -

Farmers Insurance
Hawaii, Inc (f/k/a
AIG Hawaii
Insurance Company,
Inc.)                   *       11/5/97       8/31/09            28,465               105,203                -               70,659

AIG Mexico Seguros
Interamericana, S.A.
de C.V.                        12/15/97                         275,716               115,340                -               24,458

American General
Life and Accident
Insurance Company                3/3/03       9/30/10         8,511,609             9,355,843                               840,752

American General
Life Insurance
Company                          3/3/03      12/29/06        31,170,593            39,764,916                -            6,612,085

American
International
Assurance Company
(Australia) Ltd                 11/1/02      10/30/10           304,000             1,014,000                -              303,000

21st Century North
America Insurance
Company (f/k/a
American
International
Insurance Company)      *       11/5/97       8/31/09           147,102               613,891                -              459,462

21st Century
Superior Insurance
Company (f/k/a
American
International
Insurance Company of
California, Inc.)       *      12/15/97       8/31/09            36,235                31,877                -               25,878

21st Century
Pinnacle Insurance
Company (f/k/a
American
International
Insurance Company of
New Jersey)             *      12/15/97       8/31/09            28,491                46,783                -               36,195

Chartis Europe, S.A.
(f/k/a AIG Europe
S.A.)                   ****    9/15/98                       5,783,197             6,176,677                -            3,114,161

First SunAmerica
Life Insurance
Company                          1/4/99       1/31/08         4,787,371             9,969,923                               746,122

Chartis UK. (f/k/a
Landmark Insurance
Company, Ltd (UK))      ****     3/2/98      11/30/07           161,386             5,316,482                -            2,015,298

Lloyd's Syndicate
1414 (Ascot
Corporate Name)         ****    1/20/05      10/31/07            65,373             1,307,303                -              364,810

SunAmerica Annuity
and Life Assurance
Company                          1/4/99      12/29/06        17,416,540            26,892,721                               834,074

SunAmerica Life
Insurance Company                1/4/99      12/29/06        11,305,319            16,746,327                             3,897,823

The United States
Life Insurance
Company in the City
of NY                            3/3/03       4/30/10         4,894,294            11,061,455                -            1,167,447

The Variable Annuity
Life Insurance
Company                          3/3/03      12/29/06        47,616,891            63,447,359                -            3,800,284
                                                          -------------         -------------              ---        -------------
 TOTAL GUARANTEES                                         $ 159,307,608         $ 221,625,860              $ -        $  26,662,744
                                                          =============         =============              ===        =============

*The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group (ZFSG). As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to their obligations under this guarantee.

** AIG Edison Life Insurance Company was sold by AIG to Prudential Financial, Inc (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee.

The guarantee terminated on March 31, 2011,

*** Merged into Chartis Europe S.A. effective December 31, 2009. Financial disclosures included in Chartis S.A. amounts.

**** Disclosure based on local GAAP translated at the spot rate as of December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)


      The Company does not believe that the events of AIG discussed in Note 5G will increase the likelihood that the guarantees will be materially impacted.

D.    INVESTMENTS IN AFFILIATES

      As of December 31, 2010 and 2009, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                              AFFILIATE                        CARRYING VALUE         CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,     CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2010                  2010               2010
----------------------------------------------                ---------     -----------        ---------------     --------------
AIG Mexico Industrial, L.L.C.                                    49.0%       $   6,981            $  10,954           $     567
AIG Non Life Holding Company (Japan), Inc. (c)                  100.0%         300,384              289,975             210,017
American International Realty Corporation                        31.5%          14,169               42,347              21,723
Eastgreen, Inc.                                                  13.4%          12,804               10,065                 138
AIU Brasil Affiliate                                            100.0%             408                2,247                 155
Pine Street Real Estate Holdings Corporation                     31.5%           5,209                2,135                 (58)
Fuji Fire and Marine Insurance Company (c)                        2.8%               -                    -             (12,180)
                                                                             ---------            ---------           ---------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 339,955            $ 357,723           $ 220,362
                                                                             =========            =========           =========

                                                              AFFILIATE                        CARRYING VALUE      CHANGE IN
                                                              OWNERSHIP     ACTUAL COST        AT DECEMBER 31,   CARRYING VALUE
AFFILIATED COMMON STOCK INVESTMENTS                            PERCENT         2009                 2009             2009
--------------------------------------------                  ---------     -----------        ---------------   --------------
21st Century Insurance Group (b)                                  0.0%       $       -            $       -        $  (117,912)
AIG Hawaii Insurance Company, Inc. (b)                            0.0%               -                    -            (64,060)
AIG Mexico Industrial, L.L.C.                                    49.0%           8,932               10,387              1,604
AIG Non Life Holding Company (Japan), Inc.                      100.0%         124,477               79,958            (47,821)
American International Realty Corporation                        31.5%          14,169               20,624            (29,913)
Eastgreen, Inc.                                                  13.4%          12,804                9,927                (37)
AIU Brasil Affiliate                                            100.0%             408                2,092              2,092
Fuji Fire and Marine Insurance Company                            2.8%          17,078               12,180             (7,271)
Pine Street Real Estate Holdings Corporation                     31.5%           5,445                2,193                110
Transatlantic Holdings, Inc. (a)                                  0.0%               -                    -           (945,009)
                                                                             ---------            ---------        -----------
   TOTAL COMMON STOCKS - AFFILIATES                                          $ 183,313            $ 137,361        $(1,208,217)
                                                                             =========            =========        ===========

(a) As referenced in Note 5E, Transatlantic Holdings, Inc. has been reported as an unaffiliated investment in this financial statement.

(b) As referenced in Note 5E, the Company sold its ownership in 21st Century and AIG Hawaii to Farmers Group, Inc.

(c) The Company's ownership of Fuji Fire and Marine Insurance Company was consolidated with its ownership of AIG Non Life Holding Company (Japan) Inc.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted fair values, less a discount as prescribed by NAIC SAP (see Note
      1).

      The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2010 and 2009, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $802,931 and $908,367, respectively.

E. RESTRUCTURING

      DOMESTIC OPERATIONS

      As discussed in Notes 4 and 6, effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multi year reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

      Effective October 7, 2010, National Union Fire Insurance Company of Louisiana, Audubon Insurance Company and Audubon Indemnity Company were merged with and into National Union. National Union is the surviving company and has assumed all of the existing obligations of the merged companies. The mergers were recorded as of October 1, 2010 with the approval of the Pennsylvania Insurance Department. The Company recorded its proportionate share of this transaction with National Union in accordance with the pooling agreement.

      On June 10, 2009, the Company sold 12,826 shares of Transatlantic Holdings, Inc. (TRH) for $470,341 and recorded a realized gain of $450,511. As of December 31, 2009, the Company continued to own 9,193 common shares of TRH, representing approximately 13.9% of TRH's common shares issued, which were sold in March 2010 (Refer to Note 14). The Company had previously owned 33.2% of TRH. In addition, the Company recorded a capital contribution of $75,923 pursuant to the terms of a make whole agreement between the Company and AIG, whereby AIG agreed to contribute capital to the Company in an amount equal to the difference between the statutory carrying value of TRH and the consideration received by the Company for the sale of its shares. The Company also received a deemed contribution of approximately $157,679 pursuant to the Tax Sharing Agreement (Agreement) in connection with this sale. The Agreement provides that AIG will reimburse the Company for any current tax liabilities arising from the sale of an operating subsidiary during the term of the Credit Facility (refer to Note 5F), except amounts required to be remitted as Net Cash Proceeds, as defined in the Credit Facility. The Department issued a determination of non-control ruling relative to the Company's ownership of TRH. Accordingly, the Company's investment in TRH common stock has been reported as an unaffiliated investment in this financial statement and has been reported at fair value in accordance with SSAP No. 30, Investments in Common Stock. During 2010, the Company sold all but one hundred of the remaining shares of TRH and realized a profit of $463,417.

      Effective July 1, 2009, the 21st Century Personal Auto Group (PAG) was sold to Farmers Group, Inc. (FGI), a subsidiary of Zurich Financial Services Group for $1.9 billion. Of the $1.9 billion proceeds received by AIG member companies from the sale of the PAG entities to FGI, $0.2 billion was retained by Chartis U.S. Inc. as

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      consideration for the PAG entities it owned and $1.7 billion was provided to the Chartis U.S. insurance entities. American International Insurance Company (AIIC) was the lead company in the Personal Lines Pool which was the mechanism for sharing the PAG and the Private Client Group (PCG) business underwritten among the Personal Lines Pool members. PCG business was underwritten directly by member companies of the Personal Lines Pool as well as the insurance entities of Chartis U.S. Inc. not subject to this sale ("Chartis U.S. Inc. companies"). The PCG business written by Chartis U.S. Inc. companies was ceded 100% to AIIC as the pool lead. The total of the PCG business assumed by AIIC, the PCG business underwritten directly by Personal Lines Pool members, as well as the PAG business retained by AIIC ("net business of the Personal Lines Pool") was then subject to a 50% quota share to National Union. The Commercial Pool members participated in this business assumed by National Union at their stated pool percentages.

      In connection with this sale, various reinsurance agreements between the PAG companies and the Chartis U.S. Inc. companies (including the Company) were partially or fully commuted as of June 30, 2009. The major transactions are summarized below:

            1. The quota share reinsurance agreement between National Union and AIIC under which AIIC ceded 50% of the net business of the Personal Lines Pool to National Union was commuted as of June 30, 2009.

            2. All liabilities relating to existing PCG business that was written on a direct basis by members of the Personal Lines Pool were transferred to National Union under the terms of the PCG Business Reinsurance and Administration Agreement, effective June 30, 2009.

            3. All obligations and liabilities relating to the PCG business that was directly written and ceded by Chartis U.S. Inc. companies to AIIC under various quota share reinsurance agreements were commuted as of June 30, 2009.

      Following these transactions the Chartis U.S. Inc. companies settled all amounts due to AIIC in securities and cash totaling $871.9 million. The Company's share of this settlement was $293.3 million.

      The Chartis U.S. Inc. companies which owned 21st Century Insurance Group (a member company of PAG), recorded dividend income and a resulting intangible asset of approximately $527.5 million for the fair value of the PCG business, which was not subject to the PAG sale and was retained by the Chartis U.S. Inc. companies going forward. Additionally, capital contributions were received by the owners of 21st Century Insurance Group of $184.6 million from Chartis U.S. as part of the tax sharing agreement. The Company's share of these transactions was dividend income of $79.7 million and a capital contribution of $27.9 million.

      Following the sale of the PAG entities, which included the Company's ownership in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., the Company received $182.6 million of the $1.7 billion of proceeds received by the Chartis U.S. Inc. companies. As a result of these transactions involving the sale of these PAG entities, the Company recorded a pre-tax loss of $14.5 million.

      AMERICAN HOME CANADIAN BRANCH NOVATION

      Effective November 1, 2008, the American Home Canadian Branch (the Branch) entered into an assumption reinsurance and asset purchase agreement with Chartis Insurance Company of Canada, (formerly AIG

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Commercial Insurance Company of Canada), under which the existing and inforce policies of insurance issued by the Branch were novated to Chartis Insurance Company of Canada. Subsequent to the transfer, the Branch ceased operations and was dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by Chartis Insurance Company of Canada are approximately $2,146,053. In connection with Chartis Insurance Company of Canada's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by Chartis Insurance Company of Canada less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to Chartis Insurance Company of Canada by the Branch have been accounted for in the Company's Statements of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

Description                                                         Amount
-----------------------------------------------------------      ------------
Loss from investments included in realized capital
 gains/losses                                                    $   (210,868)
Underwriting gain                                                      13,762
Other income (ceding commission)                                       14,276
Gain relating to foreign exchange included in other income            371,741
                                                                 ------------
Net pre-tax gain                                                 $    188,911
                                                                 ============

      In relation to and prior to this transaction, Chartis U.S. Inc. contributed capital to Chartis Insurance Company of Canada in the amount of approximately $964,000. Chartis U.S. Inc. obtained such funding via dividends paid by the following entities:

Company                                                            Dividend
-----------------------------------------------------------      ------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
American Home Assurance Company                                       170,000
Commerce and Industry Insurance Company                               103,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

      During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to Chartis U.S. Inc. of $691,000. Subsequently, Chartis U.S. Inc. contributed such funds to the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      following entities in consideration for the dividends paid to originally fund the transaction:

Company                                                      Capital Contribution
--------------------------------------------------------     --------------------
National Union Fire Insurance Company of Pittsburgh, Pa.         $    299,000
Chartis Property Casualty Company                                     103,000
The Insurance Company of the State of Pennsylvania                    122,000
New Hampshire Insurance Company                                       167,000

F. OTHER RELATED PARTY TRANSACTIONS

      The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010 and 2009 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010 and 2009 and all capital contributions and dividends.

                                                                 ASSETS RECEIVED BY       ASSETS TRANSFERRED BY
                                                                    THE COMPANY                THE COMPANY
                                                             -------------------------  ------------------------
  DATE OF                                                      STATEMENT                 STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE       VALUE     DESCRIPTION      VALUE    DESCRIPTION
-----------  --------------------------  ------------------  -------------------------  ------------------------
  02/12/10            Dividend           Chartis U.S., Inc.  $          -       -       $   300,000     Cash
  04/08/10            Dividend           Chartis U.S., Inc.             -       -             1,343     Cash
  Various     Capital contribution (a)   Chartis U.S., Inc.         5,322    In kind              -      -
  03/31/10      Capital contribution     Chartis U.S., Inc.         4,829    In kind              -      -
  12/31/10    Capital contribution (b)   Chartis U.S., Inc.     1,937,124   Receivable            -      -
  06/24/10       Sale of securities        National Union         708,005     Cash          708,005  Securities

--------------
(a)   Capital contributions in lieu of Tax Sharing agreement

(b)   Capital contribution was received on February 25, 2011 (Refer to Note 13)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                  Assets Received by       Assets Transferred by
                                                                     the Company                the Company
                                                               ------------------------  ------------------------
  Date of                                                       Statement                 Statement
Transaction   Explanation of Transaction   Name of Affiliate      Value     Description     Value     Description
-----------  ----------------------------  ------------------  -----------  -----------  -----------  -----------
 06/30/09      Capital contribution (c)    Chartis U.S., Inc.  $       948    In kind    $         -       -
 06/30/09      Capital contribution (a)    Chartis U.S., Inc.       75,923      Cash               -       -
 06/30/09    Capital contribution (a) (c)  Chartis U.S., Inc.      157,679    In kind              -       -
 12/31/09      Capital contribution (c)    Chartis U.S., Inc.       58,930    In kind              -       -
 06/30/09        Capital contribution      Chartis U.S., Inc.       15,495      Cash               -       -
 07/01/09      Capital contribution (b)    Chartis U.S., Inc.       27,886    In kind              -       -
 12/31/09        Capital contribution      Chartis U.S., Inc.        6,425    In kind              -       -
 06/22/09       Purchases of security        National Union        573,629      Bonds        573,629      Cash
 10/30/09       Purchases of security            AIGSL             133,979      Bonds        133,979      Cash
 07/01/09           Sale of bonds                 AIIC             219,257      Cash         219,257     Bonds

----------------
(a) Sale of Transatlantic Holdings, Inc. (TRH) - make whole agreement and tax sharing agreement

(b)   Sale of Personal Auto Group

(c)   Capital contributions in lieu of Tax Sharing Agreement

      AIGSL : AIG Security Lending

In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2010, 2009 and 2008 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2010, 2009 and 2008:

FOR THE YEARS ENDED DECEMBER 31,                               2010         2009         2008
--------------------------------                            ----------   ----------   ----------
Chartis Claims, Inc.                                        $  245,427   $  255,941   $  254,033
                                                            ----------   ----------   ----------
   TOTAL                                                    $  245,427   $  255,941   $  254,033
                                                            ==========   ==========   ==========

As of December 31, 2010 and 2009, short-term investments included amounts invested in the AIG Managed Money Market Fund of $1,881,287 and $1,291,310, respectively.

Federal and foreign income taxes (payable to) recoverable from affiliates as of December 31, 2010 and 2009 amounted to $(60,666) and $366,126, respectively.

At December 31, 2010 and 2009, the amount due (to)/from National Union, as the lead company of the intercompany pool, was $(121,756) and $90,429, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2009 and 2008, the Company sold premium receivables without recourse to AI Credit Corporation (AICC) (a formerly wholly owned AIG subsidiary) and recorded losses on these transactions as follows:

AS OF DECEMBER 31,                                             2009         2008
------------------------------------                        ----------   ----------
Accounts receivable sold                                    $   27,148   $   71,679
Losses recorded                                                    639        1,842

AICC was purchased by an unaffiliated third party during 2009 and the outstanding receivables were sold by AICC to Risk Specialists Companies Insurance Agency, Inc. The Company did not sell any additional premiums receivable balances after the sale of AICC.

As of December 31, 2010 and 2009, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):


AS OF DECEMBER 31,                                             2010         2009
-------------------------------------------------------     ----------   ----------
Capital contributions receivable from Chartis U.S. Inc.     $1,937,124   $        -
Balances with pool member companies                             31,954       90,429
Balances less than 0.5% of admitted assets                      23,175          406
                                                            ----------   ----------
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES         $1,992,253   $   90,835
                                                            ==========   ==========

Balances with pool member companies                         $  122,198   $   21,373
Balances less than 0.5% of admitted assets                      82,128       49,295
                                                            ----------   ----------
PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES              $  204,326   $   70,668
                                                            ==========   ==========

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with AICC whereby AICC purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and AICC.

On October 27, 2009 AIG Funding, Inc. (AIGF) entered into an assignment and assumption agreement with AICC whereby AIGF assumed the remaining outstanding receivables from AICC, at net book value, as a partial payment against outstanding intercompany loan principal balances owed to AIGF by AICC. The amount, at net book value, was $225,962. Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

G. EVENTS OCCURRING AT THE AIG LEVEL

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG, on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York (the "FRBNY"). The credit facility obligations were guaranteed by certain subsidiaries of AIG and the obligations were secured by a pledge of certain assets of AIG and its subsidiaries. Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the "Series C Preferred Stock"), to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). In November 2008 and April 2009, AIG issued preferred securities to the United States Department of the Treasury ("Department of the Treasury") under the Troubled Asset Relief Program ("TARP").

On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") with the FRBNY, the Department of the Treasury, and the Trust to recapitalize AIG. As part of the Recapitalization, AIG repaid to the FRBNY approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY credit facility, and the FRBNY credit facility was terminated. In addition, (i) the shares of the Series C Preferred Stock held by the Trust were exchanged for 562,868,096 shares of AIG common stock and were subsequently transferred by the Trust to the Department of the Treasury; (ii) the shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for 924,546,133 shares of AIG common stock; and (iii) the shares of AIG's Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, held by the Department of the Treasury were exchanged for (a) preferred interests in two special purpose vehicles, (b) 20,000 shares of AIG's Series G Cumulative Mandatory Convertible Preferred Stock, par value $5.00 per share, a new series of TARP preferred stock, and (c) 167,623,733 shares of AIG common stock. As a result of the Recapitalization, the Department of the Treasury held 1,655,037,962 shares of newly issued AIG common stock, representing ownership of approximately 92 percent of the outstanding AIG common stock at December 31, 2010. After the share exchange and distribution were completed, the Trust terminated pursuant to the terms and conditions of the agreement that established the Trust. It is expected that over time the Department of the Treasury will sell its shares of AIG common stock on the open market.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's net premiums written and net premiums earned were comprised of the following:

                                                  2010                         2009                         2008
                                        --------------------------   --------------------------   --------------------------
FOR THE YEARS ENDED DECEMBER 31,          WRITTEN        EARNED        WRITTEN        EARNED        WRITTEN        EARNED
----------------------------------      -----------   ------------   -----------   ------------   -----------   ------------
Direct premiums                         $ 1,471,932   $  1,494,653   $ 2,181,231   $  2,429,839   $ 3,003,169   $  4,553,852
Reinsurance premiums assumed:
   Affiliates                             6,775,226      7,113,494     7,553,633      8,250,685     9,358,318     10,173,382
   Non-affiliates                            64,497         37,427        51,887         46,888       166,239        238,591
                                        -----------   ------------   -----------   ------------   -----------   ------------
     GROSS PREMIUMS                       8,311,655      8,645,574     9,786,751     10,727,412    12,527,726     14,965,825
                                        -----------   ------------   -----------   ------------   -----------   ------------
Reinsurance premiums ceded:
   Affiliates                             1,574,099      1,537,046     2,624,677      3,172,378     4,663,334      6,541,514
   Non-affiliates                         1,542,184      1,459,764     1,099,681      1,200,489     1,018,383      1,031,090
                                        -----------   ------------   -----------   ------------   -----------   ------------
     NET PREMIUMS                       $ 5,195,372   $  5,648,764   $ 6,062,393   $  6,354,545   $ 6,846,009   $  7,393,221
                                        ===========   ============   ===========   ============   ===========   ============

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2010 and 2009 with the return of the unearned premium reserve is as follows:

                                            ASSUMED REINSURANCE           CEDED REINSURANCE                  NET
                                        --------------------------   --------------------------   --------------------------
                                          UNEARNED                     UNEARNED                    UNEARNED
                                          PREMIUM      COMMISSION      PREMIUM      COMMISSION      PREMIUM      COMMISSION
                                          RESERVES       EQUITY        RESERVES       EQUITY        RESERVES       EQUITY
                                        -----------   ------------   -----------   ------------   -----------   ------------
DECEMBER 31, 2010
   Affiliates                           $ 3,758,923   $    421,024   $   924,159   $    129,587   $ 2,834,764   $    291,437
   Non-affiliates                            37,720          4,225       462,613         64,868      (424,893)       (60,643)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 3,796,643   $    425,249   $ 1,386,772   $    194,455   $ 2,409,871   $    230,794
                                        ===========   ============   ===========   ============   ===========   ============

DECEMBER 31, 2009
   Affiliates                           $ 4,097,191   $    529,996   $   887,195   $    136,990   $ 3,209,996   $    393,006
   Non-affiliates                            10,657          1,378       380,113         58,692      (369,456)       (57,314)
                                        -----------   ------------   -----------   ------------   -----------   ------------
   TOTALS                               $ 4,107,848   $    531,374   $ 1,267,308   $    195,682   $ 2,840,540   $    335,692
                                        ===========   ============   ===========   ============   ===========   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                                          UNEARNED     PAID LOSSES   RESERVES FOR
                                          PREMIUM         AND         LOSSES AND
                                          RESERVES        LAE            LAE
                                        -----------   ------------   ------------
DECEMBER 31, 2010
   Affiliates                           $   924,159   $    131,717   $ 10,701,691
   Non-affiliates                           462,613        301,588      3,194,427
                                        -----------   ------------   ------------
   TOTAL                                $ 1,386,772   $    433,305   $ 13,896,118
                                        ===========   ============   ============
DECEMBER 31, 2009
   Affiliates                           $   887,195   $    172,560   $ 12,759,773
   Non-affiliates                           380,113        332,178      2,970,212
                                        -----------   ------------   ------------
   TOTAL                                $ 1,267,308   $    504,738   $ 15,729,985
                                        ===========   ============   ============

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's unsecured reinsurance recoverables as of December 31, 2010 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                        NAIC CO.
REINSURER                                                 CODE         2010
----------------------------------------------------    --------   ------------
Affiliates:
   National Union Pool                                        -    $ 10,662,228
   AIU Insurance Company                                  19399         106,738
   American International Life Assurance Co. NY (US)      60607           2,182
   American International Reinsurance Co. Ltd                 -          32,012
   Chartis Specialty Insurance Company                    26883           3,617
   Ascot Syndicate Lloyd's 1414                               -           1,571
   Chartis Europe S.A.                                        -          18,031
   Chartis Insurance Company Of Canada                        -           5,493
   Chartis Insurance UK Ltd                                   -           9,551
   Chartis Overseas Ltd.                                      -         576,590
   Chartis Select Insurance Company                       10932           3,661
   Lexington Insurance Company                            19437          15,064
   United Guaranty Insurance Company                      11715          32,526
   Other affiliates below $1.0 million                        -           4,562
                                                        --------   ------------
      TOTAL AFFILIATES                                               11,473,826
                                                        --------   ------------
Non-Affiliates:
   Transatlantic Reinsurance Company                      19453         288,162
                                                        --------   ------------
        TOTAL TRANSATLANTIC GROUP                                       288,162
                                                        --------   ------------
   Lloyd's Syndicate                                          -         218,521
   Munich Re Group                                            -         245,130
   Swiss Re Group                                             -         260,870
                                                        --------   ------------
      TOTAL NON-AFFILIATES                                            1,012,683
                                                        --------   ------------
 TOTAL AFFILIATES AND NON-AFFILIATES                               $ 12,486,509
                                                        ========   ============

During 2010, 2009 and 2008, the Company reported in its Statements of Income statutory losses of $135,317, $10,863 and $165, respectively, as a result of losses incurred from commutations with the following reinsurers. The 2010 loss was comprised of losses incurred $135,412, commissions incurred $(98) and premiums earned $(3); the 2009 and 2008 losses were from losses incurred.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

COMPANY                                                         2010       2009       2008
-----------------------------------------------------        ---------   --------   ---------
American International Reinsurance Company, Ltd. (a)         $ 131,629   $ 10,284   $       -
Continental Casualty Company                                     1,270          -           -
Reliastar Life Insurance Company                                 1,296
Other reinsurers below $1 million                                1,122        579         165
                                                             ---------   --------   ---------
TOTAL                                                        $ 135,317   $ 10,863   $     165
                                                             =========   ========   =========

---------------
(a) Effective April 1, 2010, National Union commuted a multi year reinsurance agreement with AIRCO. The commutation resulted in the members of the Commercial Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the pooling agreement. The commutation was approved by the New York and Pennsylvania Insurance Departments. The Company recorded its share of these transactions based upon its stated pool percentage as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 2,576,715    $        927,617
                                            ===========    ================
P&L:
   Paid losses                                  365,636             131,629
                                            ===========    ================
   Net cash                                 $ 2,211,079    $        795,988
                                            ===========    ================

As of December 31, 2010 and 2009, the Company had reinsurance recoverables on paid losses in dispute of $115,859 and $128,137, respectively.

During 2010, 2009 and 2008, the Company (wrote off)/recovered related reinsurance recoverable balances of $(1,224), $8,952 and $(4,906), respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2010 and 2009, the Company's premium receivable and losses payable on assumed business are as follows:

                           2010                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  146,906   $      11,982   $ 158,888
Reinsurance payable on paid loss and loss adjustment expenses       150,327           4,755     155,082

                           2009                                   AFFILIATE   NON-AFFILIATE     TOTAL
-------------------------------------------------------------    ----------   -------------   ---------
Premiums in course of collection                                 $  174,732   $      25,010   $ 199,742
Reinsurance payable on paid loss and loss adjustment expenses       220,141          11,835     231,976

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Commercial Pool, relate to reinsurance agreements with the following:

                                                           2010                                 2009
                                          -----------------------------------   -----------------------------------
                                          PREMIUMS IN    REINSURANCE PAYABLE    PREMIUMS IN    REINSURANCE PAYABLE
                                           COURSE OF    ON PAID LOSS AND LOSS    COURSE OF    ON PAID LOSS AND LOSS
                                           COLLECTION    ADJUSTMENT EXPENSES     COLLECTION    ADJUSTMENT EXPENSES
                                          -----------   ---------------------   -----------   ---------------------
Lexington Insurance Co.                    $  16,421         $   17,730          $  20,696         $   18,815
United Guaranty Residential Ins. Co.             245             20,558                488                  -
National Union Ins. Co. of Vermont                47             15,310             (7,003)            15,404
Chartis Insurance UK Ltd.                     11,225              4,051              8,298              4,247
Chartis Europe SA                              7,544             11,977              1,734                  -
Chartis Overseas Ltd.                         14,735             20,053             11,317              8,778
Chartis Ins. Co. of Puerto Rico               10,632                310                989                399
Chartis Specialty Ins. Co.                       388                597             42,721             75,872

Effective January 1, 2010, Chartis Specialty Insurance Company (Chartis Specialty) commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                           COMPANY'S POOLED
                                               TOTAL          ALLOCATION
                                            -----------    ----------------
Liabilities:
   Outstanding losses                       $ 3,278,251    $      1,180,170
   Unearned premium reserves                    933,787             336,163
   Other                                         49,727              17,902
                                            -----------    ----------------
                                              4,261,765           1,534,235
                                            -----------    ----------------
P&L:
   Ceding commission                            220,094              79,234
                                            -----------    ----------------
                                            $ 4,041,671    $      1,455,001
                                            ===========    ================

NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2010 and 2009, the Company's deposit assets and liabilities were comprised of the following:

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2010:
   Direct                                                       $          -    $   100,648    $          -    $         -
   Assumed                                                                 -         89,243          88,515              -
   Ceded                                                                 686              -               -            990
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $        686    $   189,891    $     88,515    $       990
                                                                ============    ===========    ============    ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

                                                                   DEPOSIT        DEPOSIT       FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
DECEMBER 31, 2009:
   Direct                                                       $          -    $    88,466    $          -    $         -
   Assumed                                                                 -         90,013          88,515              -
   Ceded                                                               1,595              -               -              -
                                                                ------------    -----------    ------------    -----------
   TOTAL                                                        $      1,595    $   178,479    $     88,515    $         -
                                                                ============    ===========    ============    ===========

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2010 and 2009 is set forth in the table below:

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                   DEPOSIT        DEPOSIT         DEPOSIT        DEPOSIT
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $      1,595    $   178,479    $    530,085    $   188,303
   Deposit activity, including loss recoveries                        (1,622)         8,358        (592,772)        (7,962)
   Interest income or expense, net of amortization of margin             713          3,054          24,465         (1,862)
   Non-admitted asset portion                                              -              -          39,817              -
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $        686    $   189,891    $      1,595    $   178,479
                                                                ============    ===========    ============    ===========

                                                                             2010                         2009
                                                                ---------------------------    ---------------------------
                                                                 FUNDS HELD      FUNDS HELD     FUNDS HELD      FUNDS HELD
                                                                   ASSETS       LIABILITIES       ASSETS       LIABILITIES
                                                                ------------    -----------    ------------    -----------
BALANCE AT JANUARY 1                                            $     88,515    $         -    $     88,515    $   484,067
   Contributions                                                           -            990               -            357
   Withdrawals                                                             -              -               -       (505,878)
   Interest                                                                -              -               -         21,454
                                                                ------------    -----------    ------------    -----------
BALANCE AS OF DECEMBER 31                                       $     88,515    $       990    $     88,515    $         -
                                                                ============    ===========    ============    ===========

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with NY SAP, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) are treated as affiliated.

On December 16, 2009, all contracts ceded by the Company directly or indirectly to Union Excess were commuted and the net balances among all the parties have been settled. As a result of such settlement of balances, the Company received net cash of $43,838, securities of $2,289, and the release of $287,133 of funds held liabilities for the settlement of deposit assets of $385,967 with a non-admitted portion of $39,817. Also, during 2009, loss recoveries from Union Excess resulted in decreases in deposit assets and funds held liabilities of $218,745. The net effect of these transactions was to reduce surplus to policyholders by $(12,890).

The Company also holds a note from Union Excess in the amount of $37,009. The note is secured by the proceeds of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

certain swap transaction between Union Excess and Starr International Company, Inc. (SICO). SICO is contesting liability under the swap; as such, the Company has provided a 100% valuation allowance.

During 2008, the Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323.

NOTE 8 - FEDERAL INCOME TAXES

The Company files a consolidated U.S. federal income tax return with the Ultimate Parent, AIG. AIG's domestic subsidiaries can be found on Schedule Y of the Company's annual statement.

The Company has a written tax sharing agreement with Chartis, Inc. ("Subgroup Parent"), which was amended, effective January 1, 2010, which provides that Subgroup Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Subgroup Parent also has a separate tax sharing agreement with AIG ("Parent") , which provides that AIG will not charge Subgroup Parent a greater portion of the consolidated tax liability than would have been paid by the Chartis Subgroup if it had filed a separate federal income tax return. Additionally, the Company's amended tax sharing agreement contains the following significant requirements:

      - A tax Subgroup was formed with Chartis, Inc. as the Subgroup Parent. The Company will settle inter-company income taxes with the Subgroup Parent as if the Company were filing its own separate federal income tax return. Any net liability will be settled with the Subgroup Parent in accordance with federal estimated tax payment requirements with final payments/refunds paid within 30 days after Subgroup Parent makes or receives a final payment to or receipt of refund from Parent.

      - Any tax realized by the Company from triggering a deferred inter-company gain (as determined under Treasury regulation Section 1.1502-13) in which no consideration was received will be paid by the Subgroup Parent.

      - Chartis, Inc. assumes the Company's Tax Reserves in a deemed capital contribution transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 -- Accounting for Uncertainty in Income Taxes (FIN 48) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

      - In accordance with N.Y. Department of Insurance Circular Letter 1979-33, Subgroup Parent shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the consolidated tax liability of the Parent group.

The Company had a prior tax sharing agreement in place during the 2008 and 2009 years with Chartis, Inc. The key differences between the 2008/2009 tax sharing agreement and the 2010 tax sharing agreement are: (i) the Company had

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

to pay its separate federal income tax liability without taking into account tax credits, whereas they may take into account tax credits under the 2010 tax sharing agreement; (ii) the Company did not have to pay for any tax arising from gains from Qualifying Transactions (which were defined as deferred intercompany gains as defined in Treas. Reg. Section 1502-13 from the sale of stock or substantially all the assets of an operating subsidiary), whereas the 2010 agreement only exempts for deferred intercompany transactions for which no consideration was received; (iii) the Company did not have to pay any tax arising from Asset Sales (which were defined in the FRBNY credit facility between AIG and the Federal Reserve), so long as the net proceeds were remitted to AIG, whereas the 2010 agreement deletes references to Asset Sales since AIG repaid its obligations to FRBNY under the credit facility and (iv) the Company was paid for the use by the Subgroup of the Company's excess attributes that were utilized by the Subgroup, but under the 2010 agreement, the Company must be able to utilize the asset on its own separate company liability basis.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from Chartis Inc. The statutory U.S. federal income tax rate is 35% at December 31, 2010.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2010 and 2009 are as follows:

                                 DECEMBER 31, 2010                   DECEMBER 31, 2009                         CHANGE
                      ------------------------------------  ------------------------------------  ---------------------------------
DESCRIPTION            ORDINARY     CAPITAL       TOTAL       ORDINARY     CAPITAL      TOTAL      ORDINARY    CAPITAL     TOTAL
--------------------- -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Gross deferred tax
 assets               $ 1,501,814  $  265,330  $ 1,767,144  $ 1,123,977  $  302,067  $ 1,426,044  $  377,837  $ (36,737) $  341,100
Statutory valuation
 allowance adjustment     633,968     131,367      765,335            -           -            -     633,968    131,367     765,335
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Adjusted Gross
 Deferred Tax Assets      867,846     133,963    1,001,809    1,123,977     302,067    1,426,044    (256,131)  (168,104)   (424,235)
Gross deferred tax
 liabilities              (67,312)   (133,963)    (201,275)     (42,638)   (194,630)    (237,268)    (24,674)    60,667      35,993
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net deferred tax
 asset/(liabilities)      800,534           -      800,534    1,081,339     107,437    1,188,776    (280,805)  (107,437)   (388,242)
Deferred tax assets
 non-admitted             (17,769)          -      (17,769)    (371,493)   (107,437)    (478,930)    353,724    107,437     461,161
                      -----------  ----------  -----------  -----------  ----------  -----------  ----------  ---------  ----------
Net admitted deferred
 tax assets           $   782,765  $        -  $   782,765  $   709,846  $        -  $   709,846  $   72,919  $       -  $   72,919
                      ===========  ==========  ===========  ===========  ==========  ===========  ==========  =========  ==========

The Company has elected to admit DTAs pursuant to paragraph 10.e. It recorded an increase in admitted DTAs as the result of its election to employ the provision of Paragraph 10.e. as follows:

                                 DECEMBER 31, 2010               DECEMBER 31, 2009                   CHANGE
                          ------------------------------  -----------------------------  --------------------------------
DESCRIPTION               ORDINARY   CAPITAL     TOTAL     ORDINARY  CAPITAL    TOTAL    ORDINARY    CAPITAL      TOTAL
------------------------  ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Increase in DTA that
 reverse in subsequent
 three calendar years
 that are carried back
 to recoup taxes          $       -  $     -   $       -  $       -  $     -  $       -  $       -   $     -    $       -
Increase in DTA from
 the lesser of
 adjusted gross DTAs
 realizable within 36
 months or 15% of
 statutory surplus          260,922         -    260,922    272,916        -    272,916    (11,994)        -      (11,994)
Increase in DTA from
 adjusted gross DTAs
 that can be offset
 against DTLs                     -        -           -          -        -          -          -         -            -
                          ---------  -------   ---------  ---------  -------  ---------  ---------   -------    ---------
Total Increase in DTA
 admitted pursuant to
 Paragraph 10.e           $ 260,922  $     -   $ 260,922  $ 272,916  $     -  $ 272,916  $ (11,994)  $     -    $ (11,994)
                          =========  =======   =========  =========  =======  =========  =========   =======    =========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The amount of admitted deferred tax assets, admitted assets, statutory surplus and total adjusted capital in the risk-based capital calculation resulting from the use of paragraph 10.a., 10.b., 10.c., 10.e. are as follows:

                                  DECEMBER 31, 2010                   DECEMBER 31, 2009                        CHANGE
                          ----------------------------------  ----------------------------------  --------------------------------
DESCRIPTION                ORDINARY   CAPITAL      TOTAL      ORDINARY     CAPITAL      TOTAL     ORDINARY     CAPITAL     TOTAL
------------------------- ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Carried back losses
  that reverse in
  subsequent calendar
  year                    $       -  $        -  $         -  $  73,903  $   53,031  $   126,934  $ (73,903) $  (53,031) $(126,934)
 The lesser of adjusted
  gross DTAs realizable
  within 12 months or
  10% of statutory
  surplus                   521,844           -      521,844    309,996           -      309,996    211,848           -    211,848
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs               67,312     133,963      201,275     42,638     194,630      237,268     24,674     (60,667)   (35,993)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted to
  Paragraphs 10.a, 10.b
  and 10.c                  589,156     133,963      723,119    426,537     247,661      674,198    162,619    (113,698)    48,921
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

Admission Calculation
 Components
SSAP 10R, Paragraph 10.e

 Carried back losses
  that reverse in
  subsequent three
  calendar years                  -           -            -          -           -            -          -           -          -
 The lesser of adjusted
  gross DTAs realizable
  within 36 months or 15%
  of statutory surplus      260,922           -      260,922    272,916          --      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Adjusted gross DTAs
  that can be offset
  against DTLs                    -           -            -          -           -            -          -           -          -
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Total DTA admitted
  pursuant to
  Paragraph 10.e            260,922           -      260,922    272,916           -      272,916    (11,994)          -    (11,994)
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------

 Total DTA Admitted
  Under SSAP 10R            850,077     133,963      984,040    699,453     247,661      947,114    150,624    (113,698)    36,926
 Total DTL                  (67,312)   (133,963)    (201,275)   (42,638)   (194,630)    (237,268)   (24,674)     60,667     35,993
                          ---------  ----------  -----------  ---------  ----------  -----------  ---------  ----------  ---------
 Net Admitted DTA         $ 782,765  $        -  $   782,765  $ 656,815  $   53,031  $   709,846  $ 125,950  $  (53,031) $  72,919
                          =========  ==========  ===========  =========  ==========  ===========  =========  ==========  =========

 Used in SSAP 10R,
  Par. 10 d

 Total adjusted capital           -           -    6,376,918          -           -    5,455,355          -           -    921,563
                                                 -----------                         -----------                         ---------
 Authorized Control Level         -           -    1,524,909          -           -    1,347,179          -           -    177,730
                                                 ===========                         ===========                         =========

The following table provides the Company's assets, capital and surplus, and RBC information with the DTA calculated under SSAP No. 10R paragraphs 10(a) to 10(c) and the additional DTA determined under SSAP No. 10R paragraph 10e:

                              DECEMBER 31, 2010               DECEMBER 31, 2009                  CHANGE
                        ------------------------------ ------------------------------- --------------------------------
DESCRIPTION             ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL     TOTAL     ORDINARY   CAPITAL      TOTAL
----------------------- --------- ------- ------------ --------- -------- ------------ --------- ---------  -----------
SSAP 10R, Paragraphs
10.a, 10.b, and 10.c

 Admitted deferred
  tax assets            $ 521,844 $     - $    521,844 $ 383,899 $ 53,031 $    436,930 $ 137,945 $ (53,031) $    84,913
 Admitted assets                -       -   26,155,673         -        -   24,730,012         -         -    1,425,661
 Adjusted statutory
  surplus                       -       -    6,412,177         -        -    5,599,438         -         -      812,739
 Total adjusted capital
  from DTA                      -       -    6,412,177         -        -    5,599,438         -         -      812,739

Increases due to
 SSAP 10R,
 Paragraph 10.e

 Admitted deferred
  tax assets              782,765       -      782,765   656,815   53,031      709,846   125,950   (53,031)      72,919
 Admitted assets                -       -   26,416,595         -        -   25,002,928         -         -    1,413,667
 Statutory surplus              -       - $  6,673,099         -        - $  5,872,354         -         -  $   800,745

The Company has employed tax planning strategies in determining the amount of adjusted gross and net admitted deferred tax assets. Tax planning strategies increased ordinary adjusted gross DTAs by $867,846 and net admitted DTAs to $782,765. Tax planning strategies increased capital adjusted gross DTAs by $133,963, but had no impact upon net admitted capital DTAs, all of which were non-admitted.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

During 2010, 2009 and 2008, the Company's current income tax expense/(benefit) was comprised of the following:

For the years ended December 31,             2010         2009       2008
-----------------------------------------  ---------   ---------   ---------
Federal Income Tax                         $(142,812)  $(215,953)  $ 135,559
Foreign Income Tax                            (5,462)     37,836           -
                                           ---------   ---------   ---------
     Subtotal                               (148,274)   (178,117)    135,559
Federal Income Tax on Net Capital Gains      169,323      57,389    (270,995)
Other - Including Return to Provision          6,354      55,810      99,679
                                           ---------   ---------   ---------
Federal and Foreign Income Taxes Incurred  $  27,403   $ (64,918)  $ (35,757)
                                           =========   =========   =========

The composition of the Company's net deferred tax assets as of December 31, 2010 and 2009, along with the changes in deferred income taxes for 2010, is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax assets:

Ordinary                                                2010          2009        CHANGE
                                                    -----------   -----------   -----------
     Loss Reserve Discount                          $   488,039   $   452,188   $    35,851
     Non-Admitted Assets                                146,586       203,317       (56,731)
     Unearned Premium Reserve                           224,940       256,677       (31,737)
     Partnerships                                             -         9,328        (9,328)
     Bad Debt Expense                                    88,502       104,852       (16,350)
     Goodwill & deferred revenue                         29,941        28,770         1,171
     Net Operating loss                                 376,835             -       376,835
     Foreign tax credits                                 99,895        37,573        62,322
     Deferred Tax on Foreign entities                    38,621        20,505        18,116
     Other Temporary difference                           8,455        10,767        (2,312)
                                                    -----------   -----------   -----------
        Subtotal                                      1,501,814     1,123,977       377,837

Statutory valuation allowance adjustment               (633,968)            -      (633,968)
Non-admitted                                            (17,769)     (371,493)      353,724
                                                    -----------   -----------   -----------

Admitted ordinary deferred tax assets                   850,077       752,484        97,593
                                                    -----------   -----------   -----------

Capital

     Investments Writedown                              149,630       166,546       (16,916)
     Unrealized capital losses                           87,003       104,640       (17,637)
     Deferred intercompany loss                          28,697        29,642          (945)
     Other Temporary difference                               -         1,239        (1,239)
                                                    -----------   -----------   -----------
        Subtotal                                        265,330       302,067       (36,737)
Statutory valuation allowance adjustment               (131,367)            -      (131,367)
Non-admitted                                                  -      (107,437)      107,437
                                                    -----------   -----------   -----------

Admitted capital deferred tax assets                    133,963       194,630       (60,667)
                                                    -----------   -----------   -----------

                                                    -----------   -----------   -----------
TOTAL ADMITTED DEFERRED TAX ASSETS                  $   984,040   $   947,114   $    36,926
                                                    ===========   ===========   ===========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Deferred tax liabilities:

Ordinary                                                               2010       2009       CHANGE
                                                                    ---------   ---------   ---------
     Investments                                                    $ (17,160)  $ (10,014)  $  (7,146)
     Fixed assets                                                           -     (15,120)     15,120
     Other (including items <5% of total ordinary tax liabilities)    (50,152)    (17,504)    (32,648)
                                                                    ---------   ---------   ---------
         Subtotal                                                     (67,312)    (42,638)    (24,674)

Capital

     Unrealized capital gains                                        (133,963)   (193,701)     59,738
     Other (including items <5% of total capital tax liabilities)           -        (929)        929
                                                                    ---------   ---------   ---------
         Subtotal                                                    (133,963)   (194,630)     60,667

                                                                    ---------   ---------   ---------
TOTAL DEFERRED TAX LIABILITIES                                      $(201,275)  $(237,268)  $  35,993
                                                                    ---------   ---------   ---------

NET ADMITTED DEFERRED TAX ASSETS/(LIABILITIES):                     $ 782,765   $ 709,846   $  72,919
                                                                    =========   =========   =========

The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the Change in non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement):

The change in net deferred tax assets is comprised of the following:

Description                                        2010          2009         CHANGE
                                                -----------   -----------   ----------
Total deferred tax assets                       $ 1,001,809   $ 1,426,044   $ (424,235)
Total deferred tax liabilities                     (201,275)     (237,268)      35,993
                                                -----------   -----------   ----------
Net deferred tax assets                             800,534     1,188,776     (388,242)
Deferred tax assets/(liabilities) - SSAP 3          (22,118)       79,849     (101,967)
Deferred tax assets/(liabilities) - unrealized       22,139       (87,960)     110,099
                                                                            ----------
Total Change In Deferred Tax                                                  (396,374)
                                                                            ==========

                                     CURRENT   DEFERRED    TOTAL
                                     -------   --------   --------
SSAP 3 Impact:

     SSAP 3 - General Items          (33,096)   (33,969)   (67,065)
     SSAP 3 - Unrealized Gain/Loss         -    (67,998)   (67,998)
                                     -------   --------   --------
     Total SSAP 3                    (33,096)  (101,967)  (135,063)
     SSAP 3 - Non-Admitted Impact          -    128,361    128,361
                                     -------   --------   --------
Total SSAP 3 Impact                  (33,096)    26,394     (6,702)
                                     =======   ========   ========

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY VALUATION ALLOWANCE

Under SSAP 10R, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification
(ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2010, the Company recorded gross deferred tax assets before valuation allowance of $1,767,144 and established a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively. This is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2010.

The Company's methodology for determining the realizability of gross deferred tax assets involved estimates of future taxable income from the Company's core insurance business. These estimates were projected through the life of the related deferred tax assets based on assumptions that the Company believes to be reasonable and consistent with current operating results. In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included (i) the existence of cumulative losses in recent years, including losses related to adverse development in 2009 and 2010 of $1,006,000 and $1,506,600, respectively; (ii) the risk that the Company will not be able to execute upon on all of its strategies and actions in the anticipated timeframe; (iii) that Chartis is unable to continue generating profits from the foreign insurance business which the Company has asserted that it can reinsure into the Company; and, (iv) that the Company is unable to identify securities earning the investment yields contemplated in the projections and strategies which represented yields ranging from 4.5% to 8%.

Positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, Chartis' and the Company's intention to execute on tax planning actions and the strategies, if required, that would allow the Company to generate taxable income in order to realize the statutory gross deferred tax assets. These strategies include (i) converting tax-exempt investment income to taxable; (ii) investing available resources into higher yielding assets, and
(iii) redirecting some of Chartis' historically profitable foreign insurance business into the U.S. Commercial Pool.

In addition, the tax planning actions reflected in the Company's assessment of realizability included (i) reducing the Company's exposure to its volatile loss reserves on asbestos and excess workers' compensation through the Eaglestone transaction discussed at Note 13, and (ii) converting tax-exempt investment income to taxable investment income through the sale of tax-exempt securities to both third parties and affiliates and the reinvestment of the sale proceeds into taxable securities.

In weighing both the positive and negative evidence above, the Company considered the likelihood of realizability based on a "more likely than not" criteria and the Company has concluded that a valuation allowance of $633,968 and $131,367 relating to ordinary and capital deferred tax assets, respectively, should be established. As such, the Company has concluded that it is more likely than not that the adjusted gross deferred tax assets of $1,001,809 would be realized at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

STATUTORY ADMISSIBILITY

Once the $1,001,809 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 10R's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. Based upon the Company's tax sharing agreements discussed at Note 8, no carryback potential exists and thus no adjusted gross deferred tax asset can be admitted under this first test. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15% of adjusted statutory surplus of the most recently filed statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning actions and strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $782,765 of adjusted gross deferred tax assets were admitted as of December 31, 2010.

The Company does not have any unrecorded deferred tax liabilities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

                                                2010                    2009                     2008
                                       ----------------------   ----------------------   ----------------------
Description                              AMOUNT    TAX EFFECT    AMOUNT     TAX EFFECT     AMOUNT    TAX EFFECT
-------------------------------------  ---------   ----------   ---------   ----------   ---------   ----------
Net income before federal
 income taxes and capital
 gains taxes                           $(749,113)  $ (262,190)  $ 184,874   $   64,706   $ 325,408   $  113,893
Book to tax adjustments:
     Tax Exempt Income                  (420,450)    (147,157)   (456,093)    (159,633)   (481,365)    (168,478)
     Intercompany Dividends                    -            -     (94,815)     (33,185)       (315)        (110)
     Dividend received deduction          (8,767)      (3,069)    (18,128)      (6,345)    (55,610)     (19,464)
     Subpart F Income, Gross-Up & FTC    (36,387)     (13,104)          -            -           -            -
     Meals And Entertainment                 567          199         862          302       1,412          494
     Stock Options And Other
     Compensation                          4,644        1,625           -            -           -            -
     Non-Deductible Penalties                  -            -           -            -         761          266
     Change In Non-Admitted Assets       162,087       56,731    (102,726)     (35,954)    120,143       42,050
     Change in tax position                    -       11,310           -       59,878           -       32,007
     Statutory valuation allowance       765,335      765,335          --            -           -            -
     Sale of divested entities                 -            -     (70,576)     (24,702)          -            -
     Return to Provision                       -       19,394           -       11,457           -            -
     Branch termination                        -            -           -            -      13,298        4,654
     Transfer pricing adjustments              -            -           -            -      11,949        4,182
     Other non-taxable income                  -            -           -        1,399      (7,179)      (2,513)
     Other                                     -       (5,297)     (4,392)      (2,195)          -       (2,318)
                                       ---------   ----------   ---------   ----------   ---------   ----------
         Total book to tax
          adjustments                    467,029      685,967    (745,868)    (188,978)   (396,906)    (109,230)
                                       ---------   ----------   ---------   ----------   ---------   ----------
Total Federal taxable income and tax   $(282,084)  $  423,777   $(560,994)  $ (124,272)  $ (71,498)  $    4,663
                                       =========   ==========   =========   ==========   =========   ==========

Federal Income Tax Incurred                          (141,920)                (122,307)                 235,238
Federal Income Tax On RCG                             169,323                   57,389                 (270,995)
Change in deferred tax                                396,374                  (59,354)                  40,420
                                                   ----------               ----------               ----------
Total Tax                                          $  423,777               $ (124,272)              $    4,663
                                                   ==========               ==========               ==========

As of December 31, 2010, the Company had $99,895 foreign tax credits carry forwards expiring by the year 2020 and $1,076,671 of net operating loss carry forwards expiring by the year 2029 that are available to offset against future taxable income. The Company had no unused capital loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2010 and 2009.

There is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2010, the Company had no deposits under IRC Section 6603.

In 2009, tax liabilities relating to uncertain tax positions and tax return errors and omissions relating to the Company were held by Chartis, Inc., the subgroup parent. Pursuant to the amended tax sharing agreement that was effective January 1, 2010, Chartis, Inc. continues to assume the liabilities for uncertain tax positions of the Company; however any change in liability relating to tax return errors and omissions are now reflected as liabilities of the Company at December 31, 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Under the current tax sharing agreement, the liabilities for uncertain tax positions, excluding interest and penalties, held by Chartis, Inc. relating to the Company are $148,442 and $143,696 at December 31, 2010 and 2009, respectively. Liabilities that arose in 2010 relating to tax return errors and omissions that are now held by the Company are $25,324. Tax benefits relating to tax return errors and omissions that pertain to the Company but are held by Chartis, Inc. pursuant to the previous tax sharing agreement are $78,774.

Interest and penalties related to uncertain tax positions are accrued by Chartis, Inc. At December 31, 2010 and 2009, the interest accrued by Chartis, Inc. relating to uncertain tax positions was $23,817 and $17,253, respectively.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

At December 31, 2010

MAJOR TAX JURISDICTIONS                                         OPEN TAX YEARS
-------------------------------------                           ---------------
UNITED STATES                                                     2000 - 2009

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A.   PENSION PLAN

     Employees of AIG, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     The AIG Retirement Plan (AIG U.S. Plan), is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employee forfeits his or her right to receive any accumulated pension benefits.

     Annual funding requirements are determined based on the "traditional unit credit" cost method. The objective under this method is to fund each participant's benefit under the plan as it accrues. Thus, the total pension to which each participant is expected to become entitled at retirement is broken down into units, each associated with a year of past or future credited service.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles
(SSAP) No. 89, Accounting for Pensions.

AS OF DECEMBER 31,                     2010           2009
---------------------------------   -----------    -----------
Fair value of plan assets           $ 3,424,553    $ 3,350,505
Less projected benefit obligation     3,574,840      3,366,515
                                    -----------    -----------
Funded status                       $  (150,287)   $   (16,010)
                                    ===========    ===========

The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2010 and 2009 are set forth in the table below:

AS OF DECEMBER 31,                                   2010                 2009               2008
--------------------------------------------   -----------------   -------------       -----------------
     Discount rate                                   5.50%               6.00%               6.50%
     Rate of compensation increase (average)         4.00%               4.00%               4.25%
     Measurement date                          December 31, 2010   December 31, 2009   December 31, 2008
     Medical cost trend rate                          N/A                 N/A                 N/A

In 2010 and 2009, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of net expense for the AIG U.S. Plan was approximately $11,968 and $13,939 for 2010 and 2009, respectively.

Effective July 1, 2009 a cost of living adjustment was provided in the AIG U.S. Plan to all retirees who retired prior to January 1, 2004. The increase was 1% of the original monthly benefit for each year of retirement prior to January 1, 2004, limited to 5 years, and not greater than $0.3 per month.

The 2009 AIG U.S. Plan information reflects the impact of divestitures of HSB Group, Inc. (HSB), 21st Century Insurance Group et al (PAG), A. I. Credit Corp. Life segment (AI Credit Life), Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

The 2010 AIG U.S. Plan information reflects the impact of divestitures of A. I. Credit Corp P & C segment (AI Credit P&C), AIG Global Asset Management Holdings Corp. et al (Bridge), American Life Insurance Company et al (ALICO) and American General Finance et al (AGF) during 2010.

AIG also sponsors several unfunded nonqualified defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by AIG's other retirement plans. These include the AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

     employees under the AIG U.S. Plan as a result of federal tax limitations on compensation and benefits payable, and the Supplemental Executive Retirement Plan (SERP), which provides additional retirement benefits to designated executives.

B.   POSTRETIREMENT BENEFIT PLANS

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents that were 65 years old by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $5,000. The maximum life insurance benefit prior to age 70 is $33, with a maximum $25 thereafter.

     Effective January 1, 1993 both plans' provisions were amended: employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at age 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 11, Postemployment Benefits and Compensated Absences (SSAP 11), as of December 31, 2010 and 2009 were $202,418 and $206,127, respectively. These obligations are not funded currently. The Company's allocated share of other postretirement benefit plan expenses were $112 and $95 for the years ended December 31, 2010 and 2009, respectively.

     The 2009 postretirement medical plan information reflects the impact of divestitures of HSB, PAG, AI Credit Life and Transatlantic Reinsurance and the impact of reductions-in-force during 2009.

     The 2010 postretirement medical plan information reflects the impact of divestiture of AI Credit P&C, Bridge, ALICO and AGF during 2010.

     As sponsor of the AIG U.S. Plan and other benefit plans, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

     However, the Company is jointly and severally responsible with AIG and other members of AIG's controlled group for funding obligations for the AIG U.S. Plan, and ERISA plans sponsored by other members of AIG's controlled group. If the AIG U.S. Plan does not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation could seek payment of such amounts from the members of the AIG controlled group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of this occurring is remote. Accordingly, the Company has not established any liability for such contingencies.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

C.   STOCK OPTION AND DEFERRED COMPENSATION PLANS

     Some of the Pool's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2010 and 2009, AIG allocated $14,408 and $12,572, respectively, of these stock options and certain other deferred compensation programs to the Company.

     In December 2009, AIG established the Long Term Incentive Plan under which management employees were offered the opportunity to receive additional compensation in the form of cash and stock appreciation rights (SARs) if certain performance metrics are met. During 2010 and 2009, AIG allocated $9,861 and $1,362, respectively, for expenses incurred under this plan to the Company.

     In addition to several small defined contribution plans, AIG sponsors a voluntary savings plan for U.S. employees, the AIG Incentive Savings Plan, which provides for salary reduction contributions by employees and matching U.S. contributions by AIG of up to seven percent of annual salary depending on the employees' years of service and subject to certain compensation limits. Pre-tax expense associated with this plan was $7,156 and $7,373 in 2010 and 2009, respectively.

D.   POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   IMPACT OF MEDICARE MODERNIZATION ACT ON POST RETIREMENT BENEFITS

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2010 is $3,100.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A.   CAPITAL AND SURPLUS

     The portion of unassigned surplus as of December 31, 2010 and 2009 represented by each item below is as follows:

                               2010            2009
                            -----------    -----------
Unrealized gains            $   220,760    $   441,772
Non-admitted asset values      (458,968)    (1,087,959)
Provision for reinsurance       (99,443)       (88,624)

     In calculating the provision for reinsurance as of December 31, 2010, management utilized collateral including letters of credit and assets in trust provided by its Ultimate Parent of $314,752 and $26,752, respectively. The use of these assets was approved by the domiciliary regulator.

     The changes in unrealized gains and non-admitted assets reported in the Statements of Income and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                2010         2009
----------------------------------------   ---------    ---------
Unrealized gains, current year             $ 220,760    $ 441,772
Unrealized gains, previous year              441,772      739,654
                                           ---------    ---------
Change in unrealized gains                  (221,012)    (297,882)
Change in tax on unrealized gains            110,099      202,913
Change in accounting principles SSAP 43R           -       (6,693)
Adjustments to beginning surplus (a)         (40,963)      (8,900)
Derivatives - change in foreign exchange      (4,250)           -
Amortization of goodwill                      (5,204)      (2,502)
                                           ---------    ---------
Change in unrealized, net of taxes         $(161,330)   $(113,064)
                                           =========    =========

(a) The 2009 balance includes $3,395 of adjustments to the income tax effect of capital gains.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Change in non-admitted asset values                  2010             2009
-------------------------------------------     -------------    -------------
Non-admitted asset values, current year         $    (458,968)   $  (1,087,959)
Non-admitted asset values, previous year           (1,087,959)        (964,416)
                                                -------------    -------------
Change in non-admitted assets                         628,991         (123,543)
Change in SSAP 10R                                     11,994         (272,916)
Adjustments to beginning surplus                     (128,361)          77,692
Other surplus adjustments                                 613                -
                                                -------------    -------------
Change in non-admitted assets                   $     513,237    $    (318,767)
                                                =============    =============

B.    RISK-BASED CAPITAL REQUIREMENTS

      The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

      In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2010 reporting period.

C.    DIVIDEND RESTRICTIONS

      Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2010, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
      2010) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY SAP. As of December 31, 2010, the maximum dividend payment, which may be made without prior approval during 2011, is approximately $130,506.

      Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

      The Company paid $301,343 in dividends to Chartis U.S. Inc. in 2010, which included $0 of extraordinary dividends and paid no dividends during 2009.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 11 - CONTINGENCIES

A.    LEGAL PROCEEDINGS

      The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

      Other legal proceedings include the following:

      AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

      The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and Chartis Specialty Insurance Company, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

      After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      discovery that was scheduled to lead to a hearing on class certification in March 2010. The court has since entered an order appointing a special master to resolve certain discovery disputes and requiring the parties to submit a new discovery schedule after those disputes are resolved. The parties are presently engaged in class discovery.

      As of April 22, 2011, the parties have not completed class action discovery, general discovery has not commenced, and the court has not determined if a class action is appropriate or the size or scope of any class. The Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

      On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the Bankruptcy Code). On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties moved to remand the case, and the Court granted that motion on April 12, 2010. On January 19, 2010, the Court entered an Order converting the bankruptcy proceeding to one under Chapter 7 of the Bankruptcy Code.

      In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

      Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

      Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's bankruptcy proceeding is pending. The AIG Parties filed a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal, and consideration of RPC's transfer motion was stayed until the Court ruled on the AIG Parties' motion to dismiss. On August 10, 2009, the Court granted the AIG Parties' motion to dismiss and denied RPC's transfer motion as moot. To the AIG Parties' knowledge, since that time, RPC has not sought to have the New Jersey state court action reinstated. The settlement discussed below contains a release from RPC to the AIG Parties that covers the claims RPC asserted against the AIG Parties in the New Jersey action.

      On December 28, 2010, the Bankruptcy Court granted motions to approve settlements entered into in September 2010 between the AIG parties and the RPC Defendants (other than two of RPC's affiliates whose corporate privileges have been suspended by their respective states of incorporation and are therefore unable to enter into contracts) resolving all claims and counterclaims between the AIG parties and the RPC Defendants, and on March 16, 2011 the Court entered an Order dismissing the case with prejudice. The settlements will not have a material adverse effect on the AIG Parties' financial position.

      On March 23, 2011, certain AIG entities were served with a Summons with Notice of a suit filed in New York Supreme Court (Nassau County) by William Wallach, The William Wallach Irrevocable Trust, Lawrence Wallach, and Richard Wallach. Prior to his death in 2010, William Wallach was the majority shareholder in RPC. Though the AIG entities have not yet been served with the complaint, the Summons with Notice indicates that the suit purports to seek damages of $375,000 for breach of contract, misrepresentation, breach of fiduciary duty, fraud, deceit, tortious interference with contractual relations and prima facie tort. The AIG entities have demanded a copy of the complaint.

      Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the
      DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and
      (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

      Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements.

      On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

      On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company (collectively, the AIG parties), with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1,000,000. On August 6, 2007, the court denied the AIG parties' motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied the AIG parties' motion to dismiss the complaint. On March 17, 2008, the AIG parties filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008.

      On January 26, 2009, the AIG parties filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss the AIG parties' counterclaims; granting the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to the AIG parties' third-party claims for fraud, breach of fiduciary duty and unjust

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. On August 20, 2009, the court granted the AIG parties' motion to dismiss the NWCRP's claims for lack of subject matter jurisdiction. On September 25, 2009, the AIG parties, now in the position of plaintiff, filed an amended complaint that repleads their RICO and conspiracy claims - previously counterclaims that were dismissed without prejudice - against several competitors, as well as repleads the AIG parties' already sustained claims for fraud, breach of fiduciary duty and unjust enrichment against those parties, the NWCRP and the NCCI. On October 8, 2009, one competitor filed amended counterclaims against the AIG parties. The amended counterclaim is substantially similar to the complaint initially filed by the NWCRP, but also seeks damages related to non-NWCRP states and guaranty funds, in addition to asserting claims for other violations of state law.

      On October 30, 2009, all of the parties now in the position of defendant - the AIG parties' competitors, the NWCRP and NCCI - filed motions to dismiss many of the AIG parties' amended claims, and the AIG parties filed a motion to dismiss many of their competitor's counterclaims. On July 1, 2010 the Court denied the pending motions to dismiss as to all claims, except that it dismissed the AIG parties' claim for unjust enrichment. On July 30, 2010, the NWCRP filed a motion for reconsideration of the Court's decision denying its motion to dismiss the accounting claim asserted against it by the AIG parties, and that motion was denied on August 16, 2010.

      On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint was styled as an "alternative complaint," should the court grant the AIG parties' motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On August 28, 2009, the class action plaintiffs filed an amended complaint, removing the AIG executives as defendants. On October 30, 2009, the AIG parties filed a motion to dismiss many of the claims asserted in the class action complaint. On July 1, 2010, the Court denied the pending motion to dismiss as to all claims, except that it dismissed the plaintiffs' claim for promissory estoppel against the AIG subsidiary defendants (the promissory estoppel claim against AIG survives). Class discovery has been completed, and on July 16, 2010, the plaintiffs filed a motion for class certification. The AIG parties filed their opposition to this motion on October 8, 2010.

      On January 5, 2011, the AIG parties executed a term sheet with a group of intervening plaintiffs, made up of seven participating members of the NWCRP that filed a motion to intervene in the class action for the purpose of settling the claims at issue on behalf of a settlement class. The proposed class-action settlement would require AIG to pay $450,000 to satisfy all liabilities to the class members arising out of the workers compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in a fund established as part of AIG's settlement with the NYAG and NYDOI in 2006 (the "Workers Compensation Fund"), as addressed above, less any amounts previously withdrawn to satisfy AIG's regulatory settlement obligations, as addressed below. On January 13, 2011, their motion to intervene was granted. On January 19, 2011, the intervening class plaintiffs filed their Complaint in Intervention. On January 28, 2011, the AIG parties and the intervening class plaintiffs entered into a settlement agreement embodying the terms set forth in the January 5, 2011 term sheet and filed a joint motion for certification of the settlement class and preliminary approval of the settlement. If approved by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Court (and such approval becomes final), the settlement agreement will resolve and dismiss with prejudice all claims that have been made or that could have been made in the consolidated litigations pending in the Northern District of Illinois arising out of workers compensation premium reporting, including the class action, other than claims that are brought by or against any class member that opts out of the settlement. The $450,000 settlement amount along with the $146,500 in fines, penalties, and premium taxes discussed in the NAIC examination of workers' compensation premium reporting matter below may be funded in part from the $338,000 held in the Workers Compensation Fund. In the event that the proposed class action settlement is not approved, or that certain class members opt out of the settlement and continue to pursue their claims against the AIG parties, litigation would resume. The AIG parties have established a reserve equal to the amounts payable under the settlement.

      On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

      A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and the AIG parties filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted the AIG parties' motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted the AIG parties' motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted the AIG parties' motion to strike certain allegations from the complaint. On July 19, 2010, the South Carolina Supreme Court held that the filed-rate doctrine did not bar plaintiffs' claims. Merits discovery on the plaintiffs' pending claims is proceeding. However, this action no longer involves allegations of underreporting of workers' compensation premium and no longer relates to the regulatory settlements and litigation concerning those issues.

      In April 2007, the National Association of Insurance Commissioners (the
      NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996.

      On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms, (i) AIG's payment of $100,000 in regulatory fines and penalties; (ii) AIG's payment of $46,500 in outstanding premium taxes;
      (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150,000 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146,500 in fines, penalties and premium taxes can be funded out of the $338,000 held in the Workers Compensation Fund, discussed above, to the extent that such monies have not already been used to fund the class action settlement discussed above. The regulatory settlement is contingent upon and will not become effective until, among other events: (i) a final, court-approved settlement is reached in all the lawsuits currently pending in Illinois arising out of workers compensation premium reporting issues, discussed above, including the putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement is reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

      AIG and certain subsidiaries have established a reserve equal to the amounts payable under the proposed settlement.

      After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

      The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

      The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      of Pittsburgh, Pa., Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company), Chartis Property Casualty Company (f/k/a both Birmingham Fire Insurance Company of Pennsylvania and AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

      The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

      The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007.

      On August 16, 2010, the Third Circuit affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. The Third Circuit also affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. With respect to the antitrust claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" conspiracy to protect incumbent insurers that is based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court, instructing it to consider whether plaintiffs must satisfy the heightened pleading standard for fraud, and if so, whether this remaining claim meets

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      that standard. With respect to the RICO claims in the Commercial Complaint, the Third Circuit affirmed the dismissal of all of plaintiffs' claims, except reversed the District Court's dismissal of an alleged "Marsh-centered" enterprise based on allegations of bid-rigging involving excess casualty insurance. The Court remanded this claim to the District Court for consideration as to whether plaintiffs had adequately pled the remaining RICO elements not previously considered by the District Court dismissing the Commercial Complaint. Because the Third Circuit vacated in part the judgment dismissing the federal claims in the Commercial Complaint, the Third Circuit also vacated the District Court's dismissal of the state-law claims in the Commercial Complaint. On October 1, 2010, defendants in the Commercial Complaint filed motions to dismiss the remaining remanded claims in the District Court of New Jersey.

      On March 18, 2011, AIG and its subsidiaries named as defendants, and certain other insurer and broker defendants, agreed in principle to settle the multi-district litigation with a class consisting of all purchasers of commercial insurance policies from 1998 through 2004 that were issued by any of the defendants named in the Commercial Complaint and brokered through any of the insurance brokers named as defendants in the Commercial Complaint. If the settlement is finalized and approved by the Court, and there is a minimum level of participation in the settlement fund by eligible class members, the AIG defendants will pay a total of $6,750 towards a total group settlement payment of $36,750. A portion of the total settlement fund, which includes plaintiffs' attorneys' fees and class notice and administration fees, would be distributed to purchasers of excess casualty policies from any of the settling defendants and brokered through Marsh, with the remainder being used to fund a settlement that would be paid to a charitable or educational organization to be agreed to by the settling parties. As of April 22, 2011, the AIG defendants had accrued a liability for their portion of the settlement.

      A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG, certain subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although four cases have proceeded (one each in Florida and New Jersey state courts that have settled, and one each in Texas and Kansas state courts that are proceeding). In the Texas case, a hearing was held on November 11, 2009 on defendants' Special Exceptions. In the Kansas case, defendants are appealing the trial court's April 2010 denial of defendants' motion to dismiss to the Kansas Supreme Court.

      On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleged that the AIG defendants and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint sought treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. The AIG defendants, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. On April 1, 2010, the AIG defendants and the Ohio

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

      Attorney General executed an agreement settling the Ohio Attorney General's claims. The settlement agreement calls for the AIG defendants to pay a total of $9,000, and to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives.

      AIG Domestic Claims, Inc. (AIGDC, n/k/a Chartis Claims, Inc.), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the
      Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

      On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

      On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed. The action has also been dismissed with prejudice.

      AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

      Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

B.    LEASES

      As of December 31, 2010, all leases were transferred from the Company to National Union. The total lease expense was $0, $11,157 and $14,004 in 2010, 2009 and 2008, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Commercial Pool, based upon its stated pool percentage.

C.    OTHER CONTINGENCIES

      In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2010, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements the likelihood of a loss is remote.

      The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all life insurers (mostly affiliates) which the Company remains contingently liable amounted to $1,607,811 as of December 31, 2010. Also, as of December 31, 2010, the Company had the following amounts of annuities in excess of 1% of its policyholders' surplus due from the following life insurers:

                                                                                            Licensed in
Name of life insurer                                            Location      Balances        New York
------------------------------------------------------------    ---------    ----------     -----------
American General Life Insurance Company                         Texas        $   75,169         Yes
United States Life Insurance Company in the City of New York    New York        882,500         Yes
American General Life Insurance Company of Delaware             Delaware        317,994          No
BMO Life Assurance Company                                      Canada          269,011          No

      As part of its private equity portfolio investment, as of December 31, 2010 the Company may be called upon for an additional capital investment of up to $388,468. The Company expects only a small portion of this portfolio will be called during 2011.

      As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

NOTE 12 - OTHER SIGNIFICANT MATTERS

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2010, 2009 and 2008, policyholder dividends amounted to $0, $0 and $341, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2010 and 2009, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

OTHER ADMITTED ASSETS                                2010        2009
---------------------------------------------    ----------   ----------
Paid loss clearing                               $  318,312   $  301,435
Loss funds on deposit                                40,858       70,207
Other assets                                        127,464      104,219
Intangible asset - Canada                          (107,372)    (120,793)
Note receivable - reinsurance commutation            37,044       37,044
Allowance provision                                (245,740)    (265,629)
Guaranty funds receivable and on deposit             12,199       15,174
                                                 ----------   ----------

   TOTAL OTHER ADMITTED ASSETS                   $  182,765   $  141,657
                                                 ==========   ==========

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2010 and 2009, the Company's liability for insolvency assessments amounted to $40,428 and $38,272, respectively, with related assets for premium tax credits of $12,183 and $15,174, respectively. Of the amount accrued, the Company expects to pay approximately $28,245 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $7,698 of premium tax offset credits and the associated liability in years two through five. The remaining $4,485 will be realized between years six and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2010 and 2009, the Company had established an allowance for doubtful accounts of $245,740 and $265,629, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2010, 2009 and 2008, the Company recorded $30,549, $25,860 and $48,507, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

As of December 31, 2010 and 2009, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                       2010         2009
-----------------------------------------------------------------    ----------   ----------
Other liabilities, includes suspense accounts, expense
  account balances and certain accruals                              $   60,578    $  99,712
Accrued retrospective premiums                                           64,651       70,893
Deferred commission earnings                                              4,357        6,146
Servicing carrier liability                                               5,597        3,686
Retroactive reinsurance payable                                           1,258        1,733
Retroactive reinsurance reserves - assumed                                4,174        6,970
Retroactive reinsurance reserves - ceded                                 (2,077)      (2,028)
Loss clearing                                                             1,777          979
Remittances and items not allocated                                      28,426       41,968
Advance premiums                                                         11,102       12,185
Amounts withheld or retained by company for account of others            12,459        8,068
Policyholder funds on deposit                                             9,057       11,069
Liability for pension and severance pay                                  16,448       12,832
Accounts payable                                                         29,894       27,470
                                                                     ----------   ----------
   TOTAL OTHER LIABILITIES                                           $  247,701   $  301,683
                                                                     ==========   ==========

NOTE 13 - SUBSEQUENT EVENTS

Type I - Recognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 23, 2011, NY SAP approved the Company's request to receive a capital contribution of $1,937,124 in cash from its parent Chartis U.S. Inc. and to reflect such contribution in its December 31, 2010 annual statement. The capital contribution was received by the Company on February 25, 2011.

Type II - Nonrecognized Subsequent Events:

Subsequent events have been considered through April 29, 2011 for the statutory statement issued on April 29, 2011.

On February 25, 2011, the Company entered into a Capital Maintenance Agreement
(CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital (TAC) falls below 425% of the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Company's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by the Company at the end of the first and third fiscal quarters, subject to any adjustments or modifications required by the Company's domiciliary regulator or its independent auditors, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Company so that the Company's TAC is projected to be equal to 425% of its ACL RBC as of the second and fourth fiscal quarters. The current CMA supersedes and replaces a CMA that related to the Company's December 31, 2009 surplus position.

On March 11, 2011 a major earthquake occurred near the northeast coast of Honshu, Japan, triggering a tsunami in the Pacific Ocean. In the first quarter of 2011, the Chartis insurers recorded a catastrophe loss of $1,300,000 related to this event, which has been named the Tohoku Earthquake and Tsunami. The loss recorded in connection with this event is a preliminary estimate based on Chartis' current assessment of the coverage provided under its direct policies and the provisions of its reinsurance coverage.

On March 28, 2011 the Company purchased structured securities from AIG for $587,571, the fair value of the assets as of the acquisition date, in an arms' length transaction. The investments purchased were asset-backed securities, primarily residential mortgage-backed securities and collateralized debt obligations.

Asbestos Loss Portfolio Transfer

On March 31, 2011, certain Chartis U.S. and non-U.S. insurers (Chartis Reinsureds), including the Commercial Pool participants, entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone Reinsurance Company (Eaglestone). Under the Asbestos Reinsurance LPT, the Chartis Reinsureds transfer all of their net U.S. asbestos liabilities to Eaglestone, a newly reorganized non-pool affiliate and wholly owned subsidiary of Chartis U.S, Inc. The Chartis Reinsureds will make a payment of $2,679,000 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone will provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The Commercial Pool participants' shares of the net ceded reserves (and payment) to Eaglestone are presented below. The Asbestos Reinsurance LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Asbestos Reinsurance LPT as prospective reinsurance and to record the Asbestos Reinsurance LPT in their respective first quarter 2011 financial statements.

On April 19, 2011, the Chartis Reinsureds, Eaglestone and National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway, Inc., entered into a Master Transaction Agreement pursuant to which, at closing, Eaglestone and NICO will enter into a loss portfolio transfer retrocession agreement (Asbestos Retrocession LPT), with an inception date of January 1, 2011. Pursuant to the Asbestos Retrocession LPT, Eaglestone will transfer $1,870,000 of the net U.S. asbestos liabilities it assumed from the Chartis Reinsureds to NICO. Eaglestone will make a payment of $1,650,000 to NICO and NICO will provide coverage up to an aggregate limit of $3,500,000 and also assume responsibility for claims handling and collection of (and collectability risk on) the Chartis Reinsureds' third-party reinsurance related to the asbestos exposures it is assuming from Eaglestone. The closing of the transaction contemplated by the Master Transaction Agreement is subject to the receipt of required regulatory approvals and other closing conditions, and is expected to occur in the second quarter of 2011.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2010, 2009 AND 2008

                                 (000'S OMITTED)

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Commercial Pool participants entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,000 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. The Commercial Pool participants will establish an initial funds withheld liability in the aggregate of $2,720,000 to Eaglestone and Eaglestone will provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. The Commercial Pool participants will credit interest of 4.25 percent per annum on the funds withheld balance. The Commercial Pool participants' shares of the net ceded reserves (and initial funds withheld liability) to Eaglestone are presented below. The Excess Workers' Compensation LPT is subject to the receipt of required regulatory approvals. The Commercial Pool Participants are seeking to account for the Excess Workers' Compensation Reinsurance LPT as prospective reinsurance and to record the Excess Workers' Compensation Reinsurance LPT in their respective first quarter 2011 financial statements.

                                   ASBESTOS LOSS    EXCESS WORKERS'
COMPANY                              TRANSFER        COMPENSATION          TOTAL
------------------------------     -------------    ---------------    ------------
National Union                     $     814,000    $     1,034,000    $  1,848,000
American Home                            772,000            979,000       1,751,000
C&I                                      236,000            299,000         535,000
Chartis PC                               107,000            136,000         243,000
New Hampshire                            107,000            136,000         243,000
ISOP                                     107,000            136,000         243,000
Chartis Casualty                               -                  -               -
Granite State                                  -                  -               -
Illinois National                              -                  -               -
                                   -------------    ---------------    ------------
                                   $   2,143,000    $     2,720,000    $  4,863,000
                                   =============    ===============    ============

Funding of Eaglestone Capitalization

On March 31, 2011, the Company, National Union, and New Hampshire (Funding Participants) approved the funding of $1,700,000 as part of a plan to capitalize Eaglestone. The Funding Participants will treat the distribution to their immediate parent (Chartis U.S., Inc.) as a return of capital. National Union and New Hampshire have received regulatory approvals for the return of capital, but have not yet paid their distributions of $510,000 and $170,000, respectively. The Company has not yet received regulatory approval and has not yet paid its planned distribution of $1,020,000. The Funding Participants expect to settle the distributions in the second quarter of 2011.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT A
                             CONTRACT FORM UIT-981

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements:

     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company
          Report of Independent Registered Public Accounting Firm
          Consolidated Balance Sheets
          Consolidated Statements of Income (Loss)
          Consolidated Statements of Comprehensive Income (Loss)
          Consolidated Statements of Shareholder's Equity
          Consolidated Statements of Cash Flows
          Notes to the Consolidated Financial Statements

     (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company - Separate Account A
          Report of Independent Registered Public Accounting Firm
          Statement of Assets and Liabilities
          Statement of Operations
          Schedule of Portfolio Investments
          Statements of Changes in Net Assets
          Notes to the Financial Statements

     (iii) Statutory Financial Statements - American Home Assurance Company Report of Independent Auditors
          Statements of Admitted Assets
          Statements of Liabilities, Capital and Surplus
          Statements of Income and Changes in Capital and Surplus
          Statements of Cash Flow
          Notes to the Statutory Basis Financial Statements

(b)  Exhibits

1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (3)

2.   Not Applicable.

3. Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (1)

4.   Form of Individual Annuity Contract (Form UIT-981). (1)

5.   Form of Application for Annuity Contract (Form UIT-981). (2)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable
     Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of
     Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990. (1)

6(c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance
     Company as amended through August 3, 2006. (6)

7.   Not Applicable.

8(a). General Guarantee Agreement between The Variable Annuity Life Insurance
     Company and American Home Assurance Company. (4)

8(b). Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006. (8)

8(c) Unconditional Capital Maintenance Agreement Between American International
     Group, Inc. and The Variable Annuity Life Insurance Company effective March 30, 2011 (Filed herewith)

9. (a). Opinion and consent of counsel for Depositor. (5)

9. (b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (5)

10.  Consent of Independent Registered Public Accounting Firm. (Filed herewith)

11.  Not Applicable.

12.  Not Applicable.

13.  Calculation of standard and nonstandard performance information. (1)

14(a). Powers of Attorney - The Variable Annuity Life Insurance Company. (7, 9 and filed herewith)

14(b). Powers of Attorney - American Home Assurance Company. (Filed herewith)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (2)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

(2) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, accession number 0000950129-98-001760.

(3) Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-003-002383.

(4) Incorporated by reference to Post-Effective Amendment No. 37 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000049.

(5) Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 25, 2005, accession number 0000950129-05-010059.

(6) Incorporated by reference to Initial Form N-4 Registration Statement (File No. 333-137942/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, accession number 0001193125-06-206012.

(7) Incorporated by reference to Post-Effective Amendment No. 41 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2006, accession number 0000950129-06-004645.

(8) Incorporated by reference to Post-Effective Amendment No. 42 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2007, accession number 0000950129-07-009701.

(9) Incorporated by reference to Post-Effective Amendment No. 43 to Form N-4 Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2008, accession number 0000950129-08-002546.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

Bruce R. Abrams             Director, President and Chief Executive Officer
Michael J. Akers            Director & Executive Vice President
Stephen L. Blake            Director
Jim Coppedge                Director, Senior Vice President & General Counsel
N. Scott Gillis (1)         Director, Senior Vice President & Principal Financial Officer
Roger E. Hahn               Director & Investment Officer
Sharla Jackson (2)          Director, Executive Vice President - Operations
Dean Miller (3)             Director
Shawn Duffy                 Executive Vice President
Greg Garvin                 Executive Vice President
Glenn Harris                Executive Vice President
Leslie K. Bates             Senior Vice President
Kurt W. Bernlohr            Senior Vice President
Robert M. Beuerlein         Senior Vice President & Appointed Actuary
Lillian Caliman             Senior Vice President & Divisional Chief Information Officer
Craig S. Cheyne             Senior Vice President
Evelyn Curran               Senior Vice President
David H. den Boer           Senior Vice President & Chief Compliance Officer
Don Harris                  Senior Vice President - National Education Markets
Laurel Ludden               Senior Vice President
Joseph P. McKernan          Senior Vice President - Information Technology
Thomas G. Norwood           Senior Vice President - Broker/Dealer Operations
Brenda Simmons              Senior Vice President
Clark Anderson (4)          Vice President
Bob Architect               Vice President
Doris Artis (2)             Vice President
Richard L. Bailey           Vice President -Group Actuarial
David E. Ballard (5)        Vice President
William B. Bartelloni       Vice President
Mary C. Birmingham          Vice President
Richard A. Combs            Vice President -Actuarial
Susan Cornwell (6)          Vice President - Relationship Management
Antoine M.  Cotton (7)      Vice President - Relationship Management
Neil J. Davidson            Vice President -Actuarial
Jacqueline Fabitore (8)     Vice President - Relationship Management
Robin Farris                Vice President
Paul A. Fields (9)          Vice President - Relationship Management
Darlene Flagg               Vice President - Case Development
William J. Flanagan (10)    Vice President
Mark D. Foster              Vice President - VFA Compensation
James B. Gauld (9)          Vice President - Relationship Management

Donald M. Goldstein (11)    Vice President - Relationship Management
Carolyn Gutierrez           Vice President
Deltra Hayes                Vice President - Relationship Management
David W. Hilbig             Vice President
Eric B. Holmes              Vice President
Michael R. Hood             Vice President
Bradley K. Hope (12)        Vice President - Relationship Management
Jeffrey M. Hughes           Vice President
Joanne M. Jarvis            Vice President - Sales Planning & Reporting
Dave Jorgensen              Vice President and Controller
Glen D. Keller              Vice President
Joan M. Keller              Vice President - Group Implementation
Ted G. Kennedy              Vice President - Government Relations
Calvin King                 Vice President - Client Care
Donald A. Koller (13)       Vice President - Relationship Management
Frank A. Kophamel           Vice President
Freda Lee                   Vice President - Account Management
John D. Lindeman (14)       Vice President - Relationship Management
John Malcolm                Vice President
Lou McNeal                  Vice President & Treasurer
Gary L. Mellard (15)        Vice President - Relationship Management
Gregory A. Miller (16)      Vice President - Relationship Management
Edward Muscavage (17)       Vice President - Relationship Management
Joe Osborne (18)            Vice President - Relationship Management
Rembert R. Owen, Jr.        Vice President & Assistant Secretary
John N. Packs               Vice President & Investment Officer
Gary Petrytus (15)          Vice President - Relationship Management
William J. Rapp             Vice President - Consulting Services
Jennifer Sailors            Vice President
Ron Sanchies (19)           Vice President - Relationship Management
Phillip W. Schraub          Vice President
Cynthia S. Seeman           Vice President - Consultant Relations
Cindy Short                 Vice President
James J. Simone (20)        Vice President - Relationship Management
Kathryn T. Smith            Vice President
Stephen J. Stone            Vice President
Katherine Stoner            Vice President & Secretary
Nehal Thaker (21)           Vice President - Relationship Management
Svend Tranberg (14)         Vice President - Relationship Management
Richard Turner              Vice President - Retirement Services Tax
Krien VerBerkmoes           Vice President - Sales Compliance
Thomas M. Ward              Vice President
Arthur A. Welsh (16)        Vice President - Relationship Management
Thomas H. McMeekin (22)     Investment Officer
Locklan O. McNew            Investment Officer
Russell Lessard             Chief AML Officer
W. Larry Mask               Real Estate Investment Officer & Assistant Secretary
Daniel R. Cricks            Tax Officer
Tracey E. Harris            Assistant Secretary
Debra L. Herzog             Assistant Secretary
Paula G. Payne              Assistant Secretary
Connie E. Pritchett (2)     Assistant Secretary
John Fleming                Assistant Treasurer
Linda L. Pinney             Assistant Treasurer
Robert C. Bauman            Assistant Vice President
Tom Goodwin                 Assistant Vice President - Consultant Relations
Paul Hoepfl                 Assistant Vice President
Joyce Bilski                Administrative Officer
Kara R. Boling              Administrative Officer
Brenda Bradley              Administrative Officer
Sandra K. Breyman           Administrative Officer

Fred Caldwell               Administrative Officer
Mary Linda Crager           Administrative Officer
Ginger Evans                Administrative Officer
Debbie G. Fewell (2)        Administrative Officer
Wendy Green (2)             Administrative Officer
John Griggs                 Administrative Officer
David Malleck (2)           Administrative Officer
Joella McPherson            Administrative Officer
Steven Mueller              Administrative Officer
Carolyn Roller (2)          Administrative Officer
Gayle Rollins               Administrative Officer
Brian Silver                Administrative Officer
Diana Smirl (2)             Administrative Officer

(1)  21650 Oxnard Ave., Woodland Hills, California 91367

(2)  205 E. 10th Avenue, Amarillo, Texas 79101

(3)  One New York Plaza, New York, New York 10004

(4)  630 W. Carmel Drive, Carmel, IN 46032

(5)  1 SunAmerica Center, Los Angeles, California 90067-6022

(6)  333 South Anita Drive, Orange, CA 92868

(7)  2825 Eastlake Avenue, East, Seattle, WA 98102

(8)  3100 Tower Blvd., Durham, NC 27707

(9)  3535 Grandview Parkway, Birmingham, AL 35243

(10) 8425 Pulsar Place, Columbus, OH 43240

(11) 29 British American Blvd., Latham, NY 12110

(12) 100 Ashford Center, Atlanta, GA 30338

(13) Two Summit Park Dr., Suite 500, Independence, OH 44131

(14) 8500 Normandale Lake Blvd., Bloomington, MN 55437

(15) 11201 North Tatum Blvd., Phoenix, AZ 85028

(16) 4300 W. Cypress, Tampa, FL 33607

(17) 16650 Greenbriar Plaza Dr., Houston, TX 77060

(18) 19609 Wied Rd., Spring, TX 77388

(19) 1000 Winter Street, Waltham, MA 02451

(20) 280 South Mangum Street, Durham, NC 27701

(21) 1304 Concourse Dr., Linthicum, MD 21090

(22) 180 Maiden Lane, New York, NY 10038

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An organizational chart for AIG can be found as Exhibit 21 in AIG's Form 10-K, SEC file number 001-08787, Accession No. 0001047469-11-001283, filed February 24, 2011. Exhibit 21 is incorporated herein by reference. The Registrant is a separate account of The Variable Annuity Life Insurance Company (Depositor).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 31, 2011, a date within 90 days prior to the date of filing, there were 1,048 individual qualified contract owners and 10 individual non-qualified contract owners and zero (0) group contract owners of the qualified or non-qualified contracts offered by the UIT-981 prospectus.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon
(i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. ("AGDI") acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2929 Allen Parkway, Houston, Texas 77019:

NAME AND PRINCIPAL    POSITION AND OFFICES WITH UNDERWRITER AMERICAN
BUSINESS ADDRESS                GENERAL DISTRIBUTORS, INC.
------------------   -----------------------------------------------
Kurt W. Bernlohr     Director, Chief Executive Officer and President
Katherine Stoner     Director and Secretary
David H. den Boer    Director and Senior Vice President
Thomas G. Norwood    Executive Vice President
Krien VerBerkmoes    Chief Compliance Officer
John Reiner          Chief Financial Officer and Treasurer
Daniel R. Cricks     Tax Officer
Robert C. Bauman     Administrative Officer
Tom Ward             Vice President
Paul Hoepfl          Assistant Treasurer
Louis V. McNeal      Assistant Treasurer
Debra L. Herzog      Assistant Secretary
Paula G. Payne       Assistant Secretary

(c)  Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated thereunder will be in the physical possession of:

     The Variable Annuity Life Insurance Company
     Attn: Operations Administration
     2929 Allen Parkway
     Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

     1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

     3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c.   Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

     (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

     (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

     (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

     (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

     (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

     (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

     (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

     (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

                                   SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 29th day of April, 2011.

                                        THE VARIABLE ANNUITY LIFE INSURANCE
                                        COMPANY SEPARATE ACCOUNT A
                                        (Registrant)

                                        BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                            COMPANY
                                            (On behalf of the Registrant and
                                             itself)


                                        BY: /s/ KATHERINE STONER
                                            ------------------------------------
                                            Katherine Stoner
                                            Vice President, Deputy General
                                            Counsel and Secretary

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                              Title                     Date
-------------------------------------   ------------------------------   --------------


*                                       Director and Chief               April 29, 2011
-------------------------------------   Executive Officer
Bruce R. Abrams


*                                       Director                         April 29, 2011
-------------------------------------
Michael J. Akers


*                                       Director                         April 29, 2011
-------------------------------------
Stephen L. Blake


*                                       Director                         April 29, 2011
-------------------------------------
Jim Coppedge


*                                       Director and Principal           April 29, 2011
-------------------------------------   Financial Officer
N. Scott Gillis


*                                       Director                         April 29, 2011
-------------------------------------
Roger E. Hahn


*                                       Director                         April 29, 2011
-------------------------------------
Sharla A. Jackson


 *                                      Director                         April 29, 2011
-------------------------------------
Dean Miller


/s/ DAVID JORGENSEN                     Vice President and Controller    April 29, 2011
-------------------------------------   (Principal Accounting Officer)
David Jorgensen


*/s/ KATHERINE STONER                   Attorney-In-Fact                 April 29, 2011
-------------------------------------
Katherine Stoner

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2011.

                                        AMERICAN HOME ASSURANCE COMPANY


                                        BY: /s/ SEAN T. LEONARD
                                            ------------------------------------
                                            SEAN T. LEONARD
                                            CHIEF FINANCIAL OFFICER AND
                                            SENIOR VICE PRESIDENT

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              Signature                          Title                 Date
-------------------------------------   -----------------------   --------------


*PETER D. HANCOCK                       Chairman and Director     April 29, 2011
-------------------------------------
PETER D. HANCOCK


*JOHN Q. DOYLE                          Director, President and   April 29, 2011
-------------------------------------   Chief Executive Officer
JOHN Q. DOYLE


*ROBERT S. SCHIMEK                      Director                  April 29, 2011
-------------------------------------
ROBERT S. SCHIMEK


*JAMES BRACKEN                          Director                  April 29, 2011
-------------------------------------
JAMES BRACKEN


*PETER J. EASTWOOD                      Director                  April 29, 2011
-------------------------------------
PETER J. EASTWOOD


*DAVID NEIL FIELDS                      Director                  April 29, 2011
-------------------------------------
DAVID NEIL FIELDS


*DAVID L. HERZOG                        Director                  April 29, 2011
-------------------------------------
DAVID L. HERZOG


*LOUIS P. IGLESIAS                      Director                  April 29, 2011
-------------------------------------
LOUIS P. IGLESIAS


*MONIKA MARIA MACHON                    Director                  April 29, 2011
-------------------------------------
MONIKA MARIA MACHON


*KRISTIAN P. MOOR                       Director                  April 29, 2011
-------------------------------------
KRISTIAN P. MOOR


*RALPH W. MUCERINO                      Director                  April 29, 2011
-------------------------------------
RALPH W. MUCERINO


*SID SANKARAN                           Director                  April 29, 2011
-------------------------------------
SID SANKARAN


*CHRISTOPHER L. SPARRO                  Director                  April 29, 2011
-------------------------------------
CHRISTOPHER L. SPARRO


*NICHOLAS CHARLES WALSH                 Director                  April 29, 2011
-------------------------------------
NICHOLAS CHARLES WALSH


*MARK TIMOTHY WILLIS                    Director                  April 29, 2011
-------------------------------------
MARK TIMOTHY WILLIS


* BY: /s/ SEAN T. LEONARD
      -------------------------------
      SEAN T. LEONARD
      ATTORNEY-IN-FACT
      (Exhibit 14(b) to the
      Registration Statement)

                               Index of Exhibits

Exhibit No.

8(c) Unconditional Capital Maintenance Agreement Between American International
     Group, Inc. and The Variable Annuity Life Insurance Company effective March 30, 2011

10.  Consent of Independent Registered Public Accounting Firm.

14(a). Powers of Attorney -- The Variable Annuity Life Insurance Company

14(b). Powers of Attorney -- American Home Assurance Company